UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5398

              AllianceBernstein Variable Products Series Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003

ITEM 1.       REPORTS TO STOCKHOLDERS.


                                ALLIANCEBERNSTEIN
                            ------------------------
                                VARIABLE PRODUCTS
                            ------------------------
                                   SERIES FUND
                            ------------------------
                                ALLIANCEBERNSTEIN
                            ------------------------
                                 VALUE PORTFOLIO
                            ------------------------


                                 ANNUAL REPORT
                               DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 9, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. In selecting securities for the Portfolio, Alliance's Bernstein unit ("Bernstein") uses fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may invest up to 15% of its total assets in foreign securities.

INVESTMENT RESULTS
Periods Ended December 31, 2003

                                         RETURNS
                               ----------------------------
                                                  SINCE
                                  1 YEAR        INCEPTION*
                               ------------    ------------
ALLIANCEBERNSTEIN
VALUE PORTFOLIO
  CLASS A                         28.94%          26.98%

RUSSELL 1000
  VALUE INDEX                     30.03%          23.44%


*  The portfolio's Class A inception date is 7/22/02.

Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Value Portfolio.

During the 12-month period ended December 31, 2003, the Portfolio's Class A shares gained 28.94%, but underperformed the benchmark, the Russell 1000 Value Index, which returned 30.03% for the year. The Portfolio underperformed its benchmark for several reasons.

The Portfolio was underweight in the consumer growth sector. In addition, the Portfolio's consumer growth holdings underperformed relative to those in the benchmark. Additionally, our stock selection in the industrial resources sector dampened returns due to our underweights in some of the smaller mining and steel stocks in the benchmark that outperformed in 2003.

The Portfolio's positive stock selection in the technology and capital equipment sectors was outweighed by its underperformance in the areas discussed above.

MARKET REVIEW AND INVESTMENT STRATEGY

The stock market rally, which began in March 2003 after the U.S. invasion of Iraq, gathered strength as investors gained confidence in the outlook for the economy and corporate profits. All sectors participated in the rally, but cyclically-oriented sectors such as technology and consumer cyclicals led the rise. We expect U.S. economic growth to continue, and operating earnings look set to match or exceed the record levels of 2000.

The value opportunity, as we measure it, has fallen from its high levels of a few years ago, and, consequently, we have diversified the Portfolio's holdings by reducing exposure to certain overweighted sectors.

VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
7/22/02* - 12/31/03


AllianceBernstein Value Portfolio Class A: $14,119

Russell 1000 Value Index: $13,543


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                            AllianceBernstein           Russell 1000
                         Value Portfolio Class A         Value Index
-------------------------------------------------------------------------------
        7/22/02*                $ 10,000                   $ 10,000
       12/31/02                 $ 10,950                   $ 10,415
       12/31/03                 $ 14,119                   $ 13,543

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Portfolio Class A shares (from 7/22/02* to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Value Portfolio.

--------------------------------------------------------------------------------
* Portfolio and benchmark data is from the Portfolio's inception date of 7/22/02.

VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Citigroup, Inc.                                 $   5,431,626           4.6%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                   4,997,900           4.2
-------------------------------------------------------------------------------
Bank of America Corp.                               3,000,039           2.6
-------------------------------------------------------------------------------
Altria Group, Inc.                                  2,321,013           2.0
-------------------------------------------------------------------------------
ChevronTexaco Corp.                                 2,263,418           1.9
-------------------------------------------------------------------------------
Hewlett-Packard Co.                                 2,061,052           1.8
-------------------------------------------------------------------------------
U.S. Bancorp                                        1,777,866           1.5
-------------------------------------------------------------------------------
Wachovia Corp.                                      1,702,864           1.4
-------------------------------------------------------------------------------
Comcast Corp. Cl.A                                  1,674,201           1.4
-------------------------------------------------------------------------------
ConocoPhillips                                      1,613,022           1.4
-------------------------------------------------------------------------------
                                                $  26,843,001          22.8%

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-95.6%

FINANCIAL-35.3%
BANKS-NYC-5.8%
Citigroup, Inc.                                       111,900     $   5,431,626
J.P. Morgan Chase & Co.                               35,800         1,314,934
                                                                  -------------
                                                                      6,746,560
                                                                  -------------
FINANCE-PERSONAL LOANS-0.6%
Countrywide Credit Industries, Inc.                     8,733           662,423
                                                                  -------------
LIFE INSURANCE-1.9%
Jefferson-Pilot Corp.                                  13,100           663,515
John Hancock Financial Services, Inc.                  19,200           720,000
MetLife, Inc.                                          24,800           835,016
Torchmark, Inc.                                         1,300            59,202
                                                                  -------------
                                                                      2,277,733
                                                                  -------------
MAJOR REGIONAL BANKS-13.5%
AmSouth Bancorp                                        22,000           539,000
Bank of America Corp.                                  37,300         3,000,039
Bank One Corp.                                         18,100           825,179
Comerica, Inc.                                         14,500           812,870
FleetBoston Financial Corp.                            36,300         1,584,495
Huntington Bancshares, Inc.                            19,800           445,500
KeyCorp.                                               27,950           819,494
National City Corp.                                    28,000           950,320
PNC Financial Services Group                           14,700           804,531
Popular, Inc.                                           2,500           112,350
Regions Financial Corp.                                16,600           617,520
Suntrust Banks, Inc.                                   10,100           722,150
U.S. Bancorp                                           59,700         1,777,866
Wachovia Corp.                                         36,550         1,702,864
Wells Fargo & Co.                                      19,000         1,118,910
                                                                  -------------
                                                                     15,833,088
                                                                  -------------
MULTI-LINE INSURANCE-2.0%
Aetna, Inc.                                               900            60,822
American International Group, Inc.                     14,525           962,717
Humana, Inc. (a)                                       18,100           413,585
The Hartford Financial Services Group, Inc.            16,000           944,480
                                                                  -------------
                                                                      2,381,604
                                                                  -------------
PROPERTY-CASUALTY INSURANCE-3.8%
ACE, Ltd.                                               6,000           248,520
Allstate Corp.                                         25,350         1,090,557
Chubb Corp.                                            12,500           851,250
Old Republic International Corp.                        5,250           133,140
PartnerRe, Ltd.                                         4,300           249,615
RenaissanceRe Holdings, Ltd.                            4,200           206,010
St. Paul Cos., Inc.                                    15,700           622,505
Travelers Property Casualty Corp. Cl.A                 31,937           535,903
Travelers Property Casualty Corp. Cl.B                  4,598            78,028
XL Capital, Ltd. Cl.A                                   6,200           480,810
                                                                  -------------
                                                                      4,496,338
                                                                  -------------
SAVINGS AND LOAN-3.1%
Astoria Financial Corp.                                14,500           539,400
Federal Home Loan Mortgage Corp.                        8,100           472,392
Federal National Mortgage Assn.                         7,000           525,420
Golden West Financial Corp.                             7,850           810,042
Washington Mutual, Inc.                                32,300         1,295,876
                                                                  -------------
                                                                      3,643,130
                                                                  -------------
MISCELLANEOUS FINANCIAL-4.6%
Goldman Sachs Group, Inc.                              11,675         1,152,673
Lehman Brothers Holdings, Inc.                         12,100           934,362
MBIA, Inc.                                             11,800           698,914
Merrill Lynch & Co., Inc.                              13,700           803,505
MGIC Investment Corp.                                  11,900           677,586
Morgan Stanley                                         19,900         1,151,613
                                                                  -------------
                                                                      5,418,653
                                                                  -------------
                                                                     41,459,529
                                                                  -------------
UTILITIES-11.2%
ELECTRIC COMPANIES-6.6%
Alliant Energy Corp.                                   20,600           512,940
American Electric Power Co., Inc.                      28,075           856,568
Cinergy Corp.                                          12,250           475,423
Constellation Energy Group, Inc.                       14,500           567,820
Edison International (a)                                5,600           122,808
Entergy Corp.                                          12,300           702,699
Exelon Corp.                                           13,100           869,316
FirstEnergy Corp.                                      21,700           763,840
Northeast Utilities                                    24,400           492,148
PG&E Corp. (a)                                          8,100           224,937
Pinnacle West Capital Corp.                            10,000           400,200
PPL Corp.                                              11,000           481,250
Puget Energy, Inc.                                      9,500           225,815
Sempra Energy                                          17,300           520,038
TXU Corp.                                              13,500           320,220
Xcel Energy, Inc.                                       9,700           164,706
                                                                  -------------
                                                                      7,700,728
                                                                  -------------

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
TELEPHONE-4.6%
BellSouth Corp.                                        44,200     $   1,250,860
Qwest Communications International, Inc. (a)           98,500           425,520
SBC Communications, Inc.                               48,600         1,267,002
Sprint Corp.                                           50,500           829,210
Sprint Corp. (PCS Group) (a)                           85,500           480,510
Verizon Communications                                 33,000         1,157,640
                                                                  -------------
                                                                      5,410,742
                                                                  -------------
                                                                     13,111,470
                                                                  -------------
ENERGY-10.0%
GAS PIPELINES-0.1%
The Williams Cos., Inc.                                11,400           111,948
                                                                  -------------
OILS-INTEGRATED DOMESTIC-3.7%
Ashland, Inc.                                          11,300           497,878
ConocoPhillips                                         24,600         1,613,022
Marathon Oil Corp.                                     23,300           770,997
Occidental Petroleum Corp.                             22,100           933,504
Valero Energy Corp.                                    12,500           579,250
                                                                  -------------
                                                                      4,394,651
                                                                  -------------
OILS-INTEGRATED INTERNATIONAL-6.2%
ChevronTexaco Corp.                                    26,200         2,263,418
Exxon Mobil Corp.                                     121,900         4,997,900
                                                                  -------------
                                                                      7,261,318
                                                                  -------------
                                                                     11,767,917
                                                                  -------------
CONSUMER CYCLICALS-8.3%
AUTO PARTS-AFTER MARKET-0.1%
Genuine Parts Co.                                       5,300           175,960
                                                                  -------------
AUTOS & AUTO PARTS-3.5%
American Axle & Manufacturing Holdings, Inc. (a)       10,500           424,410
Autoliv, Inc. (Sweden)                                 15,700           591,105
BorgWarner, Inc.                                        3,500           297,745
Dana Corp.                                             15,900           291,765
Delphi Corp.                                           36,700           374,707
General Motors Corp.                                   20,400         1,089,360
Lear Corp.                                              9,200           564,236
Magna International, Inc. Cl.A                          6,500           520,325
                                                                  -------------
                                                                      4,153,653
                                                                  -------------
HOME FURNISHINGS-0.6%
Leggett & Platt, Inc.                                  10,000           216,300
Mohawk Industries, Inc. (a)                             7,500           529,050
                                                                  -------------
                                                                        745,350
                                                                  -------------
HOUSEHOLD-APPLIANCES/DURABLES-0.5%
Whirlpool Corp.                                         8,100           588,465
                                                                  -------------
RETAILERS-2.5%
AutoNation, Inc. (a)                                   34,500           633,765
Federated Department Stores, Inc.                      16,500           777,645
May Department Stores Co.                              22,400           651,168
Office Depot, Inc. (a)                                 33,700           563,127
Sears, Roebuck & Co.                                    5,600           254,744
                                                                  -------------
                                                                      2,880,449
                                                                  -------------
TEXTILES/SHOES-APPAREL MFG.-0.8%
Liz Claiborne, Inc.                                     6,200           219,852
Reebok International, Ltd.                              5,600           220,192
V.F. Corp.                                             11,350           490,774
                                                                  -------------
                                                                        930,818
                                                                  -------------
TIRES & RUBBER GOODS-0.3%
Cooper Tire & Rubber Co.                               14,100           301,458
                                                                  -------------
                                                                      9,776,153
                                                                  -------------
TECHNOLOGY-6.9%
COMMUNICATION-EQUIP. MFRS.-2.3%
ADC Telecommunications, Inc. (a)                      117,700           349,569
Corning, Inc. (a)                                      96,000         1,001,280
Lucent Technologies, Inc. (a)                          85,600           243,104
Nortel Networks Corp. (a)                             174,300           737,289
Tellabs, Inc. (a)                                      41,500           349,845
                                                                  -------------
                                                                      2,681,087
                                                                  -------------
COMPUTERS-2.5%
Hewlett-Packard Co.                                    89,728         2,061,052
International Business Machines Corp.                   9,840           911,971
Quantum Corp. (a)                                      15,750            49,140
                                                                  -------------
                                                                      3,022,163
                                                                  -------------
COMPUTER/INSTRUMENTATION-0.8%
Flextronics International, Ltd. (Singapore), (a)       39,400           584,696
Sanmina-SCI Corp. (a)                                  26,700           336,687
                                                                  -------------
                                                                        921,383
                                                                  -------------
MISCELLANEOUS INDUSTRIAL TECHNOLOGY-1.3%
Arrow Electronics, Inc. (a)                             1,200            27,768
Avnet, Inc. (a)                                        19,500           422,370
Ingram Micro, Inc. Cl.A, (a)                           18,200           289,380
Solectron Corp. (a)                                    97,510           576,284
Tech Data Corp. (a)                                     5,550           220,280
                                                                  -------------
                                                                      1,536,082
                                                                  -------------
                                                                      8,160,715
                                                                  -------------

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
CONSUMER GROWTH-6.5%
DRUGS-2.1%
Bristol-Myers Squibb Co.                               18,850     $     539,110
GlaxoSmithKline Plc (ADR) (United Kingdom)             11,700           545,454
Merck & Co., Inc.                                      15,200           702,240
Pfizer, Inc.                                           11,415           403,292
Wyeth                                                   6,400           271,680
                                                                  -------------
                                                                      2,461,776
                                                                  -------------
ENTERTAINMENT-1.5%
Time Warner, Inc. (a)                                  83,400         1,500,366
Viacom, Inc.                                            3,050           135,359
Walt Disney Co.                                         6,300           146,979
                                                                  -------------
                                                                      1,782,704
                                                                  -------------
HOSPITAL SUPPLIES-0.6%
Guidant Corp.                                          10,400           626,080
                                                                  -------------
OTHER MEDICAL-0.2%
IMS Health, Inc.                                        8,800           218,768
                                                                  -------------
PUBLISHING-0.4%
R.R. Donnelley & Sons Co.                              16,450           495,967
                                                                  -------------
RADIO-TV BROADCASTING-1.4%
Comcast Corp. Cl.A, (a)                                50,934         1,674,201
                                                                  -------------
MISCELLANEOUS CONSUMER GROWTH-0.3%
Cendant Corp. (a)                                      16,300           363,001
                                                                  -------------
                                                                      7,622,497
                                                                  -------------
CONSUMER STAPLES-5.3%
FOODS-0.6%
Sara Lee Corp.                                         30,900           670,839
                                                                  -------------
RESTAURANTS-0.6%
McDonald's Corp.                                       27,300           677,859
                                                                  -------------
RETAIL STORES-FOOD-1.0%
Safeway, Inc. (a)                                      27,000           591,570
SUPERVALU, Inc.                                           500            14,295
The Kroger Co. (a)                                     34,100           631,191
                                                                  -------------
                                                                      1,237,056
                                                                  -------------
SOAPS-0.2%
Procter & Gamble Co.                                    3,000           299,640
                                                                  -------------
SUGAR REFINERS-0.3%
Archer-Daniels-Midland Co.                             19,805           301,432
                                                                  -------------
TOBACCO-2.6%
Altria Group, Inc.                                     42,650         2,321,013
UST, Inc.                                              20,100           717,369
                                                                  -------------
                                                                      3,038,382
                                                                  -------------
                                                                      6,225,208
                                                                  -------------
CAPITAL EQUIPMENT-4.4%
AEROSPACE-DEFENSE-0.6%
B.F. Goodrich Corp.                                    21,700           644,273
                                                                  -------------
AUTO TRUCKS-PARTS-1.1%
Eaton Corp.                                             6,750           728,865
PACCAR, Inc.                                            7,000           595,840
                                                                  -------------
                                                                      1,324,705
                                                                  -------------
ELECTRICAL EQUIPMENT-0.7%
Cooper Industries, Ltd. Cl.A                            7,000           405,510
Hubbell, Inc. Cl.B                                      6,600           291,060
Rockwell Automation, Inc.                               3,600           128,160
                                                                  -------------
                                                                        824,730
                                                                  -------------
MACHINERY-AGRICULTURAL-0.5%
Caterpillar, Inc.                                       6,700           556,234
                                                                  -------------
MISCELLANEOUS CAPITAL GOODS-1.5%
Parker-Hannifin Corp.                                   6,000           357,000
Textron, Inc.                                          14,300           815,958
Tyco International, Ltd. (Bermuda)                     23,500           622,750
                                                                  -------------
                                                                      1,795,708
                                                                  -------------
                                                                      5,145,650
                                                                  -------------
COMMODITIES-2.4%
CHEMICALS-1.3%
Cabot Corp.                                            11,700           372,528
E.I. du Pont de Nemours & Co.                          12,500           573,625
The Dow Chemical Co.                                   11,800           490,526
The Lubrizol Corp.                                      5,050           164,226
                                                                  -------------
                                                                      1,600,905
                                                                  -------------
PAPER-1.1%
Boise Cascade Corp.                                    11,200           368,032
Georgia-Pacific Group                                  24,950           765,216
Smurfit-Stone Container Corp. (a)                       7,450           138,347
                                                                  -------------
                                                                      1,271,595
                                                                  -------------
                                                                      2,872,500
                                                                  -------------
INDUSTRIAL COMMODITIES-2.2%
ALUMINUM-1.1%
Alcan, Inc. (Canada)                                   12,900           605,655
Alcoa, Inc.                                            17,000           646,000
                                                                  -------------
                                                                      1,251,655
                                                                  -------------
FERTILIZERS-0.6%
Monsanto Co.                                           26,000           748,280
                                                                  -------------
PAPER-0.5%
MeadWestvaco Corp.                                     18,737           557,426
                                                                  -------------
                                                                      2,557,361
                                                                  -------------

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
SERVICES-1.6%
RAILROADS-1.6%
Burlington Northern Santa Fe Corp.                     19,900     $     643,765
CSX Corp.                                              16,600           596,604
Norfolk Southern Corp.                                 27,050           639,732
                                                                  -------------
                                                                      1,880,101
                                                                  -------------
NON-FINANCIAL-1.5%
BUILDING MATERIALS-CEMENT-0.4%
Martin Marietta Materials, Inc.                         9,600           450,912
                                                                  -------------
HOME BUILDING-0.9%
Centex Corp.                                            3,100           333,715
Pulte Homes, Inc.                                       8,300           777,046
                                                                  -------------
                                                                      1,110,761
                                                                  -------------
MISCELLANEOUS BUILDING-0.2%
The Sherwin-Williams Co.                                7,500           260,550
                                                                  -------------
                                                                      1,822,223
                                                                  -------------
Total Common Stocks
  (cost $94,583,153)                                                112,401,324
                                                                  -------------
SHORT-TERM INVESTMENT-4.5%
State Street Euro Dollar
  0.50%, 1/02/04
  (cost $5,261,000)                                    $5,261         5,261,000
                                                                  -------------
TOTAL INVESTMENTS-100.1%
  (cost $99,844,153)                                                117,662,324
Other assets less liabilities-(0.1%)                                   (100,631)
                                                                  -------------
NET ASSETS-100%                                                   $ 117,561,693
                                                                  =============

--------------------------------------------------------------------------------
(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See Notes to Financial Statements.

VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $99,844,153)          $ 117,662,324
  Cash                                                                      315
  Dividends and interest receivable                                     189,134
  Receivable for capital stock sold                                      23,312
                                                                  -------------
  Total assets                                                      117,875,085
                                                                  -------------
LIABILITIES
  Payable for capital stock redeemed                                    198,589
  Advisory fee payable                                                   49,970
  Distribution fee payable                                               24,004
  Accrued expenses                                                       40,829
                                                                  -------------
  Total liabilities                                                     313,392
                                                                  -------------
NET ASSETS                                                        $ 117,561,693
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      10,536
  Additional paid-in capital                                        101,487,181
  Undistributed net investment income                                 1,116,995
  Accumulated net realized loss on investment
    Transactions                                                     (2,871,190)
  Net unrealized appreciation of investments                         17,818,171
                                                                  -------------
                                                                  $ 117,561,693
                                                                  =============
CLASS A SHARES
  Net assets                                                      $      239.13
                                                                  =============
  Shares of capital stock outstanding                                    21.351
                                                                  =============
  Net asset value per share                                       $       11.20
                                                                  =============
CLASS B SHARES
  Net assets                                                      $ 117,561,454
                                                                  =============
  Shares of capital stock outstanding                                10,536,049
                                                                  =============
  Net asset value per share                                       $       11.16
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $3,232)             $   2,198,942
  Interest                                                               24,574
                                                                  -------------
  Total investment income                                             2,223,516
                                                                  -------------
EXPENSES
  Advisory fee                                                          657,864
  Distribution fee -- Class B                                           219,288
  Custodian                                                             110,584
  Administrative                                                         75,000
  Audit                                                                  40,964
  Legal                                                                  29,604
  Printing                                                               19,340
  Directors' fees and expenses                                            1,082
  Transfer agency                                                           947
  Miscellaneous                                                          11,275
                                                                  -------------
  Total expenses                                                      1,165,948
  Less: expenses waived and reimbursed (see Note B)                     (75,000)
                                                                  -------------
  Net expenses                                                        1,090,948
                                                                  -------------
  Net investment income                                               1,132,568
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized loss on investment transactions                       (1,657,272)
  Net change in unrealized appreciation/depreciation
    of investments                                                   24,092,056
                                                                  -------------
  Net gain on investment transactions                                22,434,784
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  23,567,352
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2003             2002
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $   1,132,568    $     631,492
  Net realized loss on investment
    transactions                                    (1,657,272)      (1,123,959)
  Net change in unrealized appreciation/
    depreciation of investments                     24,092,056       (7,013,699)
                                                 -------------    -------------
  Net increase (decrease) in net assets from
    Operations                                      23,567,352       (7,506,166)

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                                 (2)              -0-
    Class B                                           (642,210)         (93,486)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      26,270,250       48,679,834
                                                 -------------    -------------
  Total increase                                    49,195,390       41,080,182

NET ASSETS
  Beginning of period                               68,366,303       27,286,121
                                                 -------------    -------------
  End of period (including undistributed
    net investment income of $1,116,995 and
    $626,639, respectively)                      $ 117,561,693    $  68,366,303
                                                 =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 1, 2001. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding, are borne on a pro-rata basis by each outstanding class of shares based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of .75 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively.

On May 1, 2002, the Adviser agreed to waive its fee and to reimburse additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the average daily net assets for Class A and Class B shares, respectively. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2003, the Portfolio received no such waivers/reimbursements.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2003, the Adviser voluntarily waived such reimbursement in the amount of $75,000.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Brokerage commissions paid on investment transactions for the year ended December 31, 2003, amounted to $139,185, of which $87,947 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investors Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:


                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)           $46,924,775      $22,761,571
U.S. government securities                             248,254               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $  99,848,420
                                                                  =============
Gross unrealized appreciation                                     $  19,226,012
Gross unrealized depreciation                                        (1,412,108)
                                                                  -------------
Net unrealized appreciation                                       $  17,813,904
                                                                  =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUNT
                     --------------------------  ------------------------------
                                     JULY 22,                       JULY 22,
                      YEAR ENDED    2002(a) TO     YEAR ENDED     2002(a) TO
                      DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                         2003          2002           2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold                   -0-           21    $         -0-  $         171
Shares issued in
  reinvestment
  of dividends                -0-(b)        -0-              2              -0-
Shares redeemed               -0-(b)        -0-             (2)             -0-
                     -----------   -----------    ------------   -------------
Net increase
  (decrease)                  -0-(b)        21    $         -0-  $         171
                     ===========   ===========    ============   =============


(a)  Commencement of distribution.

(b)  Share amount is less than one full share.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                               SHARES                        AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            4,251,131     6,081,829    $ 40,598,585   $  57,396,118
Shares issued in
  reinvestment
  of dividends            65,001         9,491         642,210          93,485
Shares redeemed       (1,591,340)     (990,865)    (14,970,545)     (8,809,940)
                     -----------   -----------    ------------   -------------
Net increase           2,724,792     5,100,455    $ 26,270,250   $  48,679,663
                     ===========   ===========    ============   =============


NOTE F: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE H: DISTRIBUTIONS TOSHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                  2003             2002
                                             =============    =============
Distributions paid from:
  Ordinary income                            $     642,212    $      93,486
                                             -------------    -------------
Total distributions paid                     $     642,212    $      93,486
                                             =============    =============


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $   1,116,995
Accumulated capital and other losses                             (2,866,923)(a)
Unrealized appreciation/(depreciation)                           17,813,904(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $  16,063,976
                                                              =============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $2,866,923 of which $89,959 expires in the year 2009, $1,034,044 expires in the year 2010, and $1,742,920 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, there were no permanent differences.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             CLASS A
                                                   ---------------------------
                                                      YEAR          JULY 22,
                                                      ENDED        2002(a) TO
                                                   DECEMBER 31,   DECEMBER 31,
                                                       2003           2002
                                                   -------------  -------------
Net asset value, beginning of period                  $ 8.76          $8.00
                                                      ------          -----
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (b)(c)                             .16            .07
Net realized and unrealized gain on
  investment transactions                               2.36            .69
                                                      ------          -----
Net increase in net asset value from operations         2.52            .76
                                                      ------          -----
LESS: DIVIDENDS
---------------
Dividends from net investment income                    (.08)            -0-
                                                      ------          -----
Net asset value, end of period                        $11.20          $8.76
                                                      ======          =====
TOTAL RETURN
------------
Total investment return based on net
  asset value (d)                                      28.94%          9.50%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of period                               $239           $187
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements            .99%          1.20%(e)
  Expenses, before waivers and reimbursements           1.06%          2.28%(e)
  Net investment income (c)                             1.51%          4.22%(e)
Portfolio turnover rate                                   27%            12%

--------------------------------------------------------------------------------
See footnote summary on page 18.

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                         CLASS B
                                          ------------------------------------
                                                  YEAR ENDED          MAY 1,

                                                 DECEMBER 31,       2001(f) TO
                                          ------------------------  DECEMBER 31,
                                              2003         2002         2001
                                          -----------  -----------  -----------
Net asset value, beginning of period        $ 8.75       $10.07       $10.00
                                            ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (b)(c)                   .12          .12          .08
Net realized and unrealized gain (loss)
  on investment transactions                  2.36        (1.42)        (.01)
                                            ------       ------       ------
Net increase (decrease) in net asset
  value from operations                       2.48        (1.30)         .07
                                            ------       ------       ------
LESS: DIVIDENDS
---------------
Dividends from net investment income          (.07)        (.02)          -0-
Net asset value, end of period              $11.16        $ 8.75       $10.07
                                            ======        ======       ======
TOTAL RETURN
------------
Total investment return based on
  net asset value (d)                        28.46%      (12.95)%       0.70%
RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of period
  (000's omitted)                         $117,561      $68,366      $27,286
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                            1.24%        1.21%        1.20%(e)
  Expenses, before waivers and
    reimbursements                            1.33%        1.43%        2.47%(e)
  Net investment income (c)                   1.29%        1.27%        1.29%(e)
Portfolio turnover rate.                        27%          12%           4%


(a)   Commencement of distribution.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annulaized.

(e)   Annualized.

(f)   Commencement of operations.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN VALUE PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Value Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4, 2004


TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------
For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2003 qualifies for the corporate dividends received deduction.

VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. BOX 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                      PORTFOLIOS
                                                                                        IN FUND          OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                                 COMPLEX       DIRECTORSHIP
      ADDRESS                               OCCUPATION(S)                             OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                       DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+, 71        Investment adviser and an independent                   116             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered invest-
Greenwich, CT 06830                ment adviser, with which he had been associ-
(14)                               ated since prior to 1999. He was formerly
Chairman of the Board              Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block,+, 73                   Formerly Executive Vice President and                    96             None
500 SE Mizner Blvd.                Chief Insurance Officer of The Equitable
Boca Raton, FL 33432               Life Assurance Society of the United States;
(12)                               Chairman and Chief Executive Officer of
                                   Evlico; Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   former Governor at Large National
                                   Association of Securities Dealers, Inc.

David H. Dievler,+, 74             Independent consultant. Until December                  100             None
P.O. Box 167                       1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762              Capital Management Corporation ("ACMC")
(14)                               responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that, he was a
                                   Senior Manager at Price Waterhouse & Co.
                                   Member of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin,+, 62               Consultant. Formerly President of Save Venice,           98             None
P.O. Box 12                        Inc. (preservation organization) from 2001-
Annandale, NY 12504                2002, Senior Advisor from June 1999-June
(12)                               2000 and President of Historic Hudson Valley
                                   (historic preservation) from December 1989-
                                   May 1999. Previously, Director of the National
                                   Academy of Design and during 1988-1992,
                                   Director and Chairman of the Audit Committee
                                   of ACMC.


VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



                                                                                      PORTFOLIOS
                                                                                        IN FUND          OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                                 COMPLEX       DIRECTORSHIP
      ADDRESS                               OCCUPATION(S)                             OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                       DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

Clifford L. Michel,+, 64           Senior Counsel of the law firm of Cahill                 97       Placer Dome, Inc.
15 St. Bernard's Road              Gordon & Reindel since February 2001 and
Gladstone, NJ 07934                a partner of that firm for more than twenty-five
(12)                               years prior thereto. He is President and Chief
                                   Executive Officer of Wenonah Development
                                   Company (investments) and a Director of
                                   Placer Dome, Inc. (mining).

Donald J. Robinson,+, 69           Senior Counsel to the law firm of Orrick,                96             None
98 Hell's Peak Road                Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                   1999. Formerly a senior partner and a member
(8)                                of the Executive Committee of that firm.
                                   He was also a member and Chairman of the
                                   Municipal Securities Rulemaking Board
                                   and a Trustee of the Museum of the City
                                   of New York.


--------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

+  Member of the Audit Committee and the Nominating Committee.

VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.




 NAME, ADDRESS*                     POSITION(S) HELD                        PRINCIPAL OCCUPATION
    AND AGE                            WITH FUND                            DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since
                                                                    2001; prior thereto, Chief Executive Officer of
                                                                    Sanford C. Bernstein & Co., LLC and its
                                                                    predecessor since prior to 1999.

Thomas J. Bardong, 58               Vice President                  Senior Vice President of ACMC**, with which
                                                                    he has been associated since prior to 1999.

Marilyn G. Fedak, 57(1)             Vice President                  Chief Investment Officer - U.S. Value Equities
                                                                    and Executive Vice President of ACMC** since
                                                                    October 2000. Prior thereto, she was Chief
                                                                    Investment Officer and Chairman of the U.S.
                                                                    Equity Investment Policy Group at Sanford C.
                                                                    Bernstein & Co., Inc. since prior to 1999.

Ranji H. Nagaswami, 40(1)           Vice President                  Senior Vice President of ACMC**, with which
                                                                    she has been associated since 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General
                                                                    Counsel of ACMC**, with which he has been
                                                                    associated since prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global
                                    Financial Officer               Investor Services, Inc. ("AGIS")** and Vice
                                                                    President of AllianceBernstein Investment
                                                                    Research and Management, Inc. ("ABIRM")**,
                                                                    with which he has been associated since prior
                                                                    to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.


--------------------------------------------------------------------------------
(1) Mses. Fedak and Nagaswami are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS and ABIRM are affiliates of the Fund.

    The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

INTERNATIONAL VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

January 26, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

INVESTMENT RESULTS
Periods Ended December 31, 2003

                                              RETURNS
                                     -------------------------
                                                      SINCE
                                       1 YEAR       INCEPTION*
                                     -----------   -----------
ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO CLASS A                 44.36%        12.07%

MSCI EAFE INDEX                         39.17%         1.40%


*  The Portfolio's Class A share inception date is 5/10/01.

Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit the Fund's expenses to 1.20% for Class A and 1.45% for Class B. This waiver extends through the Fund's current fiscal year and may be extended by the Advisor for additional one-year terms. Without the waiver, the fund's expenses would have been higher and its performance would have been lower than that shown above.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia And Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein International Value Portfolio.

The Portfolio outperformed its benchmark, the MSCI EAFE Index, for the 12-month period ended December 31, 2003. The biggest contributor to outperformance during the year of 2003 was individual stock selection. Cyclical sectors rallied over much of the year because of growing optimism about economic growth prospects, and many of the Portfolio's cyclical holdings contributed meaningfully to the premium. The Portfolio's most successful investments included holdings in the energy sector, among merchandisers, among steel manufacturers and in the financial sector. Moreover, the Portfolio benefited particularly from a number of holdings in emerging markets, especially among energy stocks.

For both the six- and 12-month periods ended December 31, 2003, the Portfolio also gained as foreign currencies rose against the U.S. dollar. The euro rose to record levels against the U.S. dollar, and the Canadian and Australian dollars rose to multi-year highs. All else being equal, rising foreign currencies mean higher international returns for U.S. investors.

The single biggest detractor to the Portfolio's performance for both the year and the last six months was Parmalat. This Italian-based dairy company stunned the market in December when it ran into cash flow problems and subsequently declared itself bankrupt, even though its audited financial statements had indicated that it had several billion euros in liquid assets. Parmalat seemingly went to great pains to conceal what now quite obviously appears to be a precarious financial position, not only in its financial statements, but also in direct research meetings that we--and other investors--held with management. They obscured the facts through all investment inquiries, including our own intensive research.

Once the controversy began to surface, we moved to reduce the Portfolio's holdings in Parmalat. Even so, we did not escape the abrupt decline in the value of Parmalat's shares. The Portfolio's holding in Parmalat inevitably detracted from returns. However, its worth noting that the Portfolio still outperformed its benchmark solidly for the 12-month period under review, even after taking this factor into account.

INTERNATIONAL VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MARKET REVIEW AND INVESTMENT STRATEGY

The year began badly with investors concerned about deflation, poor corporate earnings prospects, geopolitical risk and corporate governance and accounting problems. During the period from January 1, 2003 to March 12, 2003--the day the market hit bottom--the MSCI EAFE Index lost 13.2% of its value. Losses in the consumer cyclical, finance and capital equipment sectors led the market down. Since then, geopolitical risk factors have receded as the conflict in Iraq unfolded without extreme military or oil price outcomes being realized. Investors have begun to realize that the interest rate cuts that began in 2002 combined with massive fiscal stimulus in the U.S. and a recovery of domestic demand growth in Asia were fueling a broad-based economic recovery and a sharp earnings rebound. Since the MSCI EAFE bottomed in mid-March, the Index has gained 59.7% through December 31, 2003. The markets have been led up by the cyclically oriented sectors such as technology, finance, capital equipment and industrial commodities.

The Portfolio lost significantly less than the market during the downturn, and meaningfully outperformed in the subsequent rally. During the market downturn, the Portfolio benefited from overweighting the construction sector, which did better than many observers expected because interest rates were at the lowest levels in decades, and from key holdings in the consumer cyclical sector. During the rally over the rest of the year, much of the Portfolio's outperformance was driven by cyclical stocks, notably in emerging markets.
Many investments in the energy, financial, steel and automobile manufacturing industries performed very well. The Portfolio also benefited from having limited exposure to the medical and consumer staples sectors as they lagged the market.

INTERNATIONAL VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/10/01*-12/31/03


AllianceBernstein International Value Portfolio Class A: $13,515

MSCI EAFE Index: $10,073


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                            AllianceBernstein
                              International               MSCI EAFE
                             Value Portfolio                Index
-------------------------------------------------------------------------------
        5/10/01*                $ 10,000                   $ 10,000
       12/31/01                 $  9,870                   $  8,582
       12/31/02                 $  9,362                   $  7,238
       12/31/03                 $ 13,515                   $ 10,073


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio Class A shares (from 5/10/01* to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein International Value Portfolio.


-------------------------------------------------------------------------------
* Portfolio and benchmark data are from the Portfolio's inception date of 5/10/01.

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Canon, Inc.                                     $   4,890,559           3.4%
-------------------------------------------------------------------------------
Arcelor                                             4,682,947           3.3
-------------------------------------------------------------------------------
Nissan Motor Co., Ltd.                              4,661,334           3.2
-------------------------------------------------------------------------------
GlaxoSmithKline Plc                                 4,290,978           3.0
-------------------------------------------------------------------------------
Vodafone Group Plc                                  4,238,999           2.9
-------------------------------------------------------------------------------
Eni S.p.A.                                          3,692,492           2.6
-------------------------------------------------------------------------------
PTT Public Co., Ltd.                                3,632,683           2.5
-------------------------------------------------------------------------------
DSM NV                                              3,575,085           2.5
-------------------------------------------------------------------------------
Continental AG                                      3,402,227           2.4
-------------------------------------------------------------------------------
Honda Motor Co., Ltd.                               3,394,446           2.4
                                                -------------          ----
-------------------------------------------------------------------------------
                                                $  40,461,750          28.2%
-------------------------------------------------------------------------------


SECTOR DIVERSIFICATION
December 31, 2003
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Finance                                         $  38,399,328          26.7%
-------------------------------------------------------------------------------
Capital Equipment                                  18,066,603          12.5
-------------------------------------------------------------------------------
Industrial Commodities                             17,410,666          12.1
-------------------------------------------------------------------------------
Energy                                             15,673,956          10.9
-------------------------------------------------------------------------------
Construction                                       10,071,522           7.0
-------------------------------------------------------------------------------
Consumer Cyclical                                  10,020,080           7.0
-------------------------------------------------------------------------------
Technology                                          8,861,478           6.2
-------------------------------------------------------------------------------
Medical                                             7,916,413           5.5
-------------------------------------------------------------------------------
Telecommunications                                  5,542,956           3.8
-------------------------------------------------------------------------------
Consumer Staples                                    2,700,136           1.9
-------------------------------------------------------------------------------
Transportation                                      1,516,565           1.0
                                                -------------          ----
-------------------------------------------------------------------------------
Total Investments*                                136,179,703          94.6
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities            7,783,991           5.4
                                                -------------          ----
-------------------------------------------------------------------------------
Net Assets                                      $ 143,963,694         100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
*  Excludes short-term obligations.

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-94.6%
AUSTRALIA-0.8%
Qantas Airways, Ltd.                                  457,800     $   1,134,065
                                                                  -------------
BRAZIL-1.9%
Petroleo Brasileiro, SA (ADR)                         100,800         2,669,365
                                                                  -------------
CANADA-7.1%
Bank of Nova Scotia                                    65,949         3,357,793
Magna International, Inc. Cl.A                         23,550         1,895,881
Petro-Canada                                           60,400         2,986,934
Royal Bank of Canada                                   40,100         1,917,577
                                                                  -------------
                                                                     10,158,185
                                                                  -------------
FRANCE-15.7%
Arcelor                                               268,900         4,682,947
Assurances Generales de France (a)                     55,700         3,021,918
Aventis, SA                                            41,800         2,759,695
BNP Paribas, SA                                        29,200         1,836,585
Compagnie de Saint Gobain                              43,200         2,112,423
France Telecom, SA (a)                                 45,672         1,303,957
PSA Peugeot Citroen                                    35,950         1,829,927
Societe Generale                                       26,220         2,312,513
Vivendi Universal, SA (a)                             111,500         2,707,136
                                                                  -------------
                                                                     22,567,101
                                                                  -------------
GERMANY-7.6%
AMB Generali Holding AG                                19,250         1,476,586
Continental AG                                         89,800         3,402,227
Hannover Rueckversicherungs-AG                         43,550         1,521,020
Heidelberger Zement AG                                 26,250         1,108,300
MAN AG                                                  7,300           221,203
Volkswagen AG                                          56,100         3,120,664
                                                                  -------------
                                                                     10,850,000
                                                                  -------------
HUNGARY-0.8%
MOL Magyar Olaj-es Gazipari Rt. (GDR)                  39,850         1,215,425
                                                                  -------------
IRELAND-1.3%
Bank of Ireland                                       134,200         1,826,122
Depfa Bank Plc                                            480            60,538
                                                                  -------------
                                                                      1,886,660
                                                                  -------------
ISRAEL-1.0%
Bank Hapoalim, Ltd.                                   600,700         1,476,795
                                                                  -------------
ITALY-3.5%
Banco Popolare di Verona e Novara Scrl                 77,700         1,313,793
Eni S.p.A.                                            195,900         3,692,492
                                                                  -------------
                                                                      5,006,285
                                                                  -------------
JAPAN-16.4%
Canon, Inc.                                           105,000         4,890,559
Honda Motor Co., Ltd.                                  76,400         3,394,446
JFE Holdings, Inc.                                     56,700         1,548,024
Nippon Meat Packers, Inc.                             119,000         1,164,064
Nissan Motor Co., Ltd.                                408,000         4,661,334
Promise Co., Ltd.                                      53,450         2,329,878
Sumitomo Mitsui Financial Group, Inc.                     520         2,771,457
UFJ Holdings, Inc. (a)                                    600         2,884,211
                                                                  -------------
                                                                     23,643,973
                                                                  -------------
KOREA-5.2%
Hyundai Motor Co., Ltd. (a)                            33,900         1,436,803
Kookmin Bank (a)                                       25,800           966,823
POSCO                                                  23,900         3,269,576
Shinhan Financial Group Co., Ltd. (a)                 115,600         1,848,242
                                                                  -------------
                                                                      7,521,444
                                                                  -------------
MEXICO-1.4%
Cemex SA de CV (ADR)                                   76,406         1,997,306
                                                                  -------------
NETHERLANDS-2.5%
DSM NV                                                 72,700         3,575,085
                                                                  -------------
PEOPLES REPUBLIC OF CHINA-1.0%
China Petroleum & Chemical Corp. (Sinopec)          3,300,000         1,477,057
                                                                  -------------
SINGAPORE-1.2%
Flextronics International, Ltd. (a)                    94,400         1,400,896
Singapore Airlines, Ltd.                               58,000           382,500
                                                                  -------------
                                                                      1,783,396
                                                                  -------------
SOUTH AFRICA-1.1%
SAPPI, LTD. (ADR)                                     121,600         1,657,773
                                                                  -------------
SPAIN-1.3%
ACS, Actividades de Construccion y Servicios, SA       38,239         1,864,548
                                                                  -------------
SWEDEN-3.1%
Electrolux AB Cl.A                                     81,700         1,794,656
Svenska Cellulosa AB Cl.B                              65,500         2,677,260
                                                                  -------------
                                                                      4,471,916
                                                                  -------------
SWITZERLAND-2.0%
Credit Suisse Group                                    77,700         2,841,611
                                                                  -------------
TAIWAN-1.8%
Compal Electronics, Inc. (GDR) (a)                    375,279         2,570,023
                                                                  -------------
THAILAND-2.5%
PTT Public Co., Ltd.                                  832,000         3,632,683
                                                                  -------------

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
UNITED KINGDOM-15.4%
Aviva Plc                                             323,800     $   2,833,643
George Wimpey Plc                                     166,800         1,111,339
GlaxoSmithKline Plc                                   187,800         4,290,978
InterContinental Hotels Group Plc                     126,864         1,197,967
Lloyds TSB Group Plc                                   64,000           511,810
Persimmon Plc                                          79,131           758,528
Royal & Sun Alliance Insurance Group Plc              819,150         1,290,413
Safeway Plc                                           303,000         1,536,072
Shire Pharmaceuticals Group Plc (a)                    89,400           865,741
Taylor Woodrow Plc                                    234,800         1,119,077
Vodafone Group Plc                                  1,714,600         4,238,999
Whitbread Plc                                         188,900         2,424,440
                                                                  -------------
                                                                     22,179,007
                                                                  -------------
Total Common Stocks
  (cost $104,329,102)                                               136,179,703
                                                                  -------------


                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.6%
TIME DEPOSIT-3.6%
State Street Euro Dollar
  0.50%, 1/02/04
  (cost $5,181,000)                                    $5,181     $   5,181,000
                                                                  -------------
TOTAL INVESTMENTS-98.2%
  (cost $109,510,102)                                               141,360,703
Other assets less liabilities-1.8%                                    2,602,991
                                                                  -------------
NET ASSETS-100%                                                   $ 143,963,694
                                                                  =============


FINANCIAL FUTURES CONTRACTS PURCHASED (SEE NOTE D)



                                                                        VALUE AT
                     NUMBER OF      EXPIRATION       ORIGINAL          DECEMBER 31,      UNREALIZED
     TYPE            CONTRACTS        MONTH            VALUE              2003          APPRECIATION
------------------------------------------------------------------------------------------------------
EURO STOXX 50            54          Mar 2004        $ 1,830,292        $ 1,877,150        $  46,858
TOPIX INDEX FUT          16          Mar 2004          1,491,203          1,560,648           69,445
                                                                                           ---------
                                                                                           $ 116,303
                                                                                           =========



-------------------------------------------------------------------------------
(a)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt

     GDR - Global Depositary Receipt

     See Notes to Financial Statements.

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $109,510,102)      $ 141,360,703
  Cash                                                                    32
  Foreign cash, at value (cost $3,227,435)                         3,339,694(a)
  Dividends and interest receivable                                  313,398
  Receivable for capital stock sold                                  115,398
  Receivable for investment securities sold                           44,353
  Receivable for variation margin on futures contracts                   145
                                                               -------------
  Total assets                                                   145,173,723
                                                               -------------
LIABILITIES
  Payable for investment securities purchased                        571,430
  Payable for capital stock redeemed                                 157,097
  Advisory fee payable                                               100,833
  Distribution fee payable                                            22,072
  Accrued expenses                                                   358,597
                                                               -------------
  Total liabilities                                                1,210,029
                                                               -------------
NET ASSETS                                                     $ 143,963,694
                                                               =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $      10,739
  Additional paid-in capital                                     111,892,948
  Undistributed net investment income                                869,587
  Accumulated net realized loss on investment and
    foreign currency transactions                                   (602,012)
  Net unrealized appreciation of investments and
    foreign currency denominated assets and liabilities           31,792,432
                                                               -------------
                                                               $ 143,963,694
                                                               =============
CLASS A SHARES
  Net assets                                                   $  31,627,936
                                                               =============
  Shares of capital stock outstanding                              2,351,745
                                                               =============
  Net asset value per share                                    $       13.45
                                                               =============
CLASS B SHARES
  Net assets                                                   $ 112,335,758
                                                               =============
  Shares of capital stock outstanding                              8,387,387
                                                               =============
  Net asset value per share                                    $       13.39
                                                               =============


-------------------------------------------------------------------------------
(a) An amount of U.S. $197,537 has been segregated as collateral for the financial futures contracts outstanding at December 31, 2003.

See Notes to Financial Statements.

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $223,604)           $   1,785,759
  Interest                                                               36,809
                                                                  -------------
  Total investment income                                             1,822,568
                                                                  -------------
EXPENSES
  Advisory fee                                                          829,506
  Distribution fee -- Class B                                           146,670
  CUSTODIAN                                                             190,481
  Administrative                                                         75,000
  Legal                                                                  51,872
  Audit                                                                  39,592
  Printing                                                               26,611
  Directors' fees and expenses                                              973
  Transfer agency                                                           947
  Miscellaneous                                                          17,758
                                                                  -------------
  Total expenses                                                      1,379,410
  Less: expenses waived and reimbursed (see Note B)                    (237,331)
                                                                  -------------
  Net expenses                                                        1,142,079
                                                                  -------------
  Net investment income                                                 680,489
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                            (948,686)
    Futures                                                             757,176
    Foreign currency transactions                                       201,945
  Net change in unrealized appreciation/depreciation of:
    Investments                                                      33,384,935
    Futures                                                             154,338
    Foreign currency denominated assets and liabilities                (183,144)
                                                                  -------------
  Net gain on investment and foreign currency transactions           33,366,564
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  34,047,053
                                                                  =============


-------------------------------------------------------------------------------
See Notes to Financial Statements.

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                     2003             2002
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $     680,489    $     226,607
  Net realized gain (loss) on investment
    and foreign currency transactions                   10,435         (366,274)
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and
    liabilities                                     33,356,129       (1,762,087)
                                                 -------------    -------------
  Net increase (decrease) in net assets
    from operations                                 34,047,053       (1,901,754)

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                            (88,130)         (12,481)
    Class B                                           (155,555)         (11,716)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      69,636,068       36,708,436
                                                 -------------    -------------
  Total increase                                   103,439,436       34,782,485

NET ASSETS
  Beginning of period                               40,524,258        5,741,773
                                                 -------------    -------------
  End of period (including undistributed
    net investment income of $869,587 and
    $230,838, respectively)                      $ 143,963,694    $  40,524,258
                                                 =============    =============


-------------------------------------------------------------------------------
See Notes to Financial Statements.

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein International Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 10, 2001. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes toFinancial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively.

On May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the average daily net assets for Class A and Class B shares, respectively. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2003, the Adviser waived fees in the amount of $162,331.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Because of the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $75,000 for the year ended December 31, 2003.

Brokerage commissions paid on investment transactions for the year ended December 31, 2003, amounted to $162,924, of which $16,922 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  76,738,287    $  10,383,043
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                              $ 109,551,670
                                                                  =============
Gross unrealized appreciation                                     $  32,420,859
Gross unrealized depreciation                                          (611,826)
                                                                  -------------
Net unrealized appreciation                                       $  31,809,033
                                                                  =============


1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE E: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,698,934     2,153,269    $ 17,079,554   $  20,639,995
Shares issued in
  reinvestment
  of dividends             8,034         1,136          88,130          12,481
Shares redeemed         (894,222)   (1,011,732)     (9,125,866)     (9,235,236)
                     -----------   -----------    ------------   -------------
Net increase             812,746     1,142,673    $  8,041,818   $  11,417,240
                     ===========   ===========    ============   =============

CLASS B
Shares sold           10,300,772     4,278,977    $109,827,156   $  40,702,331
Shares issued in
  reinvestment
  of dividends            14,219         1,068         155,555          11,717
Shares redeemed       (4,729,080)   (1,663,844)    (48,388,461)    (15,422,852)
                     -----------   -----------    ------------   -------------
Net increase           5,585,911     2,616,201    $ 61,594,250   $  25,291,196
                     ===========   ===========    ============   =============


NOTE F: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                 2003             2002
                                             =============    =============
Distributions paid from:
  Ordinary income                            $     243,685    $      24,197
                                             -------------    -------------
Total distributions paid                     $     243,685    $      24,197
                                             =============    =============

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $   1,268,461
Accumulated capital and other losses                               (960,036)(a)
Unrealized appreciation/(depreciation)                           31,751,582(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $  32,060,007
                                                              =============

(a) During the fiscal year, the Portfolio utilized capital loss carryforwards of $164,056. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's net taxable year. For the year ended December 31, 2003, the Portfolio deferred to January 1, 2004, post October capital losses of $960,036.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, resulted in a net increase in accumulated net investment income and an increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                         CLASS A
                                          -------------------------------------
                                                                      MAY 10,
                                           YEAR ENDED DECEMBER 31,  2001(a) TO
                                          ------------------------  DECEMBER 31,
                                              2003         2002         2001
                                          -----------  -----------  -----------
Net asset value, beginning of period         $9.35        $9.87       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                   .13          .13          .04
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                4.01         (.64)        (.17)
Net increase (decrease) in net asset
  value from operations                       4.14         (.51)        (.13)

LESS: DIVIDENDS
Dividends from net investment income          (.04)        (.01)          -0-
Net asset value, end of period              $13.45        $9.35        $9.87

TOTAL RETURN
Total investment return based on net
  asset value (d)                            44.36%       (5.15)%      (1.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $31,628      $14,391       $3,913
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                            1.20%        1.17%         .95%(e)
  Expenses, before waivers and
    reimbursements                            1.49%        2.20%        8.41%(e)
  Net investment income (c)                   1.16%        1.30%         .59%(e)
Portfolio turnover rate                         14%          19%          22%


-------------------------------------------------------------------------------
See footnote summary on page 18.

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                         CLASS B
                                          ------------------------------------
                                                                      MAY 10,
                                           YEAR ENDED DECEMBER 31,  2001(f) TO
                                          ------------------------  DECEMBER 31,
                                              2003         2002         2001
                                          -----------  -----------  -----------
Net asset value, beginning of period         $9.33        $9.87       $10.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                   .08          .08          .01
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                4.01         (.61)        (.39)
Net increase (decrease) in net asset
  value from operations                       4.09         (.53)        (.38)

LESS: DIVIDENDS
Dividends from net investment income          (.03)        (.01)          -0-
Net asset value, end of period              $13.39        $9.33        $9.87

TOTAL RETURN
Total investment return based on
  net asset value (d)                        43.95%       (5.36)%      (3.71)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $112,336      $26,133       $1,828
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                            1.45%        1.44%        1.20%(e)
  Expenses, before waivers and
    reimbursements                            1.74%        2.47%        9.31%(e)
  Net investment income (c)                    .38%         .86%         .17%(e)
Portfolio turnover rate                         14%          19%          22%


-------------------------------------------------------------------------------
(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of distribution.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein International Value Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4, 2004

INTERNATIONAL VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


-------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

INTERNATIONAL VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                      PORTFOLIOS
                                                                                        IN FUND           OTHER
NAME, AGE OF DIRECTOR,                         PRINCIPAL                                COMPLEX        DIRECTORSHIP
      ADDRESS                                OCCUPATION(S)                             OVERSEEN BY        HELD BY
(YEARS OF SERVICE*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71        Investment adviser and an independent                   116             None
2 Sound View Drive                 consultant. He was formerly Senior
Suite 100                          Manager of Barrett Associates, Inc., a
Greenwich, CT 06830                registered investment adviser, with which
(14)                               he had been associated since prior to 1999.
Chairman of the Board              He was formerly Deputy Comptroller and
                                   Chief Investment Officer of the State of
                                   New York and, prior thereto, Chief Invest-
                                   ment Officer of the New York Bank for
                                   Savings.

Ruth Block,#, 73                   Formerly Executive Vice President and                    96             None
500 SE Mizner Blvd.                Chief Insurance Officer of The Equitable
Boca Raton, FL 33432               Life Assurance Society of the United States;
(12)                               Chairman and Chief Executive Officer of
                                   Evlico; Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   former Governor at Large National Associ-
                                   ation of Securities Dealers, Inc.

David H. Dievler,#, 74             Independent consultant. Until December                  100             None
P.O. Box 167                       1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762              Capital Management Corporation ("ACMC"),
(14)                               responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset Manage-
                                   ment since 1968. Prior to that, he was a Senior
                                   Manager at Price Waterhouse & Co.  Member
                                   of American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin,#, 62               Consultant. Formerly President of Save Venice,           98             None
P.O. Box 12                        Inc. (preservation organization) from 2001 -
Annandale, NY 12504                2002, Senior Advisor from June 1999 - June
(12)                               2000 and President of Historic Hudson Valley
                                    (historic preservation) from December 1989 -
                                   May 1999. Previously, Director of the National
                                   Academy of Design and during 1988 - 1992,
                                   Director and Chairman of the Audit Committee
                                   of ACMC.


INTERNATIONAL VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________




                                                                                      PORTFOLIOS
                                                                                        IN FUND           OTHER
NAME, AGE OF DIRECTOR,                         PRINCIPAL                                COMPLEX        DIRECTORSHIP
      ADDRESS                                OCCUPATION(S)                             OVERSEEN BY        HELD BY
(YEARS OF SERVICE*)                       DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

Clifford L. Michel,#, 64           Senior Counsel of the law firm of Cahill                 97        Placer Dome, Inc.
15 St. Bernard's Road              Gordon & Reindel since February 2001
Gladstone, NJ 07934                and a partner of that firm for more than
(12)                               twenty-five years prior thereto. He is
                                   President and Chief Executive Officer
                                   of Wenonah Development Company
                                   (investments) and a Director of Placer
                                   Dome, Inc. (mining).

Donald J. Robinson,#, 69           Senior Counsel to the law firm of Orrick,                96             None
98 Hell's Peak Road                Herrington & Sutcliffe LLP since prior
Weston, VT 05161                   to 1999. Formerly a senior partner and a
(8)                                member of the Executive Committee of
                                   that firm. He was also a member and
                                   Chairman of the Municipal Securities
                                   Rulemaking Board and a Trustee of the
                                   Museum of the City of New York.



-------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and the Nominating Committee.

INTERNATIONAL VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION
Certain information concerning the Fund's Officers is listed below.



 NAME, ADDRESS*                     POSITION(S) HELD                          PRINCIPAL OCCUPATION
    AND AGE                            WITH FUND                              DURING PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since 2001;
                                                                    prior thereto, Chief Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC and its predecessor since prior
                                                                    to 1999.

Thomas J. Bardong, 58               Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Kevin F. Simms, 37 (1)              Vice President                  Senior Vice President of ACMC and a co-Chief
                                                                    Investment Officer of International Value Equities in
                                                                    2003, which he has assumed in addition to his role as
                                                                    Director of Research of Global and International Value
                                                                    Equities at ACMC since 2000. Prior thereto he was
                                                                    Director of Research for Emerging-Markets Equities
                                                                    at Sanford C. Bernstein & Co., Inc. since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General Counsel of
                                                                    ACMC**, with which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global Investor
                                    Financial Officer               Services, Inc. ("AGIS")** and Vice President of
                                                                    AllianceBernstein Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with which he has
                                                                    been associated since prior to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has been
                                                                    associated since prior to 1999.



(1) Mr. Simms is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                                ALLIANCEBERNSTEIN
                      -----------------------------------
                                VARIABLE PRODUCTS
                      -----------------------------------
                                   SERIES FUND
                      -----------------------------------
                                ALLIANCEBERNSTEIN
                      -----------------------------------
                             INTERNATIONAL PORTFOLIO
                      -----------------------------------


                                Annual Report
                              December 31, 2003

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------


This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

International Portfolio
AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

INVESTMENT RESULTS
Periods Ended December 31, 2003
                                      Returns
                     -------------------------------------------
                        1 Year        5 Years       10 Years
                     -------------------------------------------
AllianceBernstein
International
Portfolio
Class A                  31.59%         -0.55%          3.63%

MSCI EAFE Index          39.17%          0.26%          4.78%

Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures stock performance in countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein International Portfolio.

During the 12-month period ended December 31, 2003, the Portfolio underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, with a 31.59% return for the Portfolio's Class A shares versus a 39.17% return for the benchmark. A defensive positioning of the Portfolio hurt performance relative to the benchmark during the market rotation in 2003.

Poor stock selection in the energy/utility and finance sectors was the primary reason for the Portfolio's underperformance versus the benchmark. Although energy prices remained higher than expected during 2003, energy-related stocks underperformed the market. This underperformance was offset somewhat by positive stock selection in the technology and basic materials sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Global markets rallied in 2003, as evidenced by a gain of 39.17% for the MSCI EAFE Index for the 12-month period ended December 31, 2003. The rally commenced as victory came early to the coalition forces in Iraq. Global economic news also became progressively more positive during the year. Consumers continued to help boost the U.S. economy. China's increasing demand for raw materials also helped propel global economic growth.

The Portfolio began 2003 with neutral sector positions to the market and was positioned in a defensive manner following a three-year bear market. As lower quality stocks rapidly rallied in 2003 on the heels of better economic news, the Portfolio began to lag its benchmark.

International Portfolio
AllianceBernstein Variable Products Series Fund

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/93-12/31/03


MSCI EAFE Index: $15,950

AllianceBernstein International Portfolio Class A: $14,283

[TABLE BELOW REPRESENTS MOUNTAIN CHART IN PRINTED MATERIAL.]

                 AllianceBernstein
             International Portfolio
                      Class A              MSCI EAFE Index
             -----------------------       ---------------
12/31/93              $10,000                  $10,000
12/31/94              $10,670                  $10,806
12/31/95              $11,722                  $12,054
12/31/96              $12,571                  $12,821
12/31/97              $12,990                  $13,085
12/31/98              $14,681                  $15,746
12/31/99              $20,587                  $20,044
12/31/00              $16,499                  $17,246
12/31/01              $12,811                  $13,589
12/31/02              $10,854                  $11,461
12/31/03              $14,283                  $15,950

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Portfolio Class A shares (from 12/31/93 to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures stock performance in countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein International Portfolio.

International Portfolio
AllianceBernstein Variable Products Series Fund

TEN LARGEST HOLDINGS
December 31, 2003


                                                               PERCENT OF
COMPANY                                    U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------
BHP Billiton Plc                            $ 1,825,165              3.2%
Credit Suisse Group                           1,786,887              3.2
Vodafone Group Plc                            1,454,692              2.6
HSBC Holdings Plc                             1,358,483              2.4
IHC Caland NV                                 1,232,439              2.2
UBS AG                                        1,227,475              2.2
UniCredito Italiano SpA                       1,149,543              2.1
JSR Corp.                                     1,140,104              2.0
Total, SA Cl.B                                1,134,543              2.0
Novartis AG                                   1,118,235              2.0
                                            -----------             -----
                                            $13,427,566             23.9%

SECTOR DIVERSIFICATION
December 31, 2003

                                                               PERCENT OF
SECTOR                                     U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------
Basic Industries                            $ 5,921,461             10.5%
Capital Goods                                 2,180,222              3.9
Consumer Manufacturing                        2,152,490              3.8
Consumer Services                             6,717,316             12.0
Consumer Staples                              4,579,828              8.2
Energy                                        4,855,057              8.6
Finance                                      14,240,725             25.3
Healthcare                                    5,015,787              8.9
Multi Industry Companies                      1,452,227              2.6
Technology                                    4,088,840              7.3
Transportation                                  282,821              0.5
Utilities                                     3,005,905              5.4
                                            -----------            ------
Total Investments*                           54,492,679             97.0
Cash and receivables, net of liabilities      1,698,086              3.0
                                            -----------            ------
Net Assets                                  $56,190,765            100.0%


* Excludes investment of cash collateral for securities loaned.

International Portfolio
AllianceBernstein Variable Products Series Fund

PORTFOLIO OF INVESTMENTS
December 31, 2003


Company                                          Shares     U.S. $ Value
------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.0%
AUSTRALIA-2.1%
News Corp., Ltd.                                 69,787     $    630,028
St. George Bank, Ltd.                            28,247          414,738
Telstra Corp., Ltd.                              42,855          155,530
                                                            ------------
                                                               1,200,296
                                                            ------------
BRAZIL-0.6%
Petroleo Brasileiro, SA (ADR)                    12,400          362,576
                                                            ------------
CANADA-1.1%
Talisman Energy, Inc.                            10,500          597,330
                                                            ------------
FINLAND-0.5%
Nokia AB Corp.                                   17,368          300,014
                                                            ------------
FRANCE-10.4%
BNP Paribas, SA                                  16,306        1,025,594
Dassault Systemes, SA (a)                         2,412          109,890
France Telecom, SA (a)                           13,142          375,211
L' Oreal, SA                                     10,015          820,196
LVMH Moet Hennessy Louis Vuitton, SA             11,739          853,415
Sanofi-Synthelabo, SA                             6,060          455,828
Schneider Electric, SA                           16,558        1,082,751
Total, SA Cl.B                                    6,109        1,134,543
                                                            ------------
                                                               5,857,428
                                                            ------------
GERMANY-7.0%
Adidas-Salomon AG                                 2,692          306,278
Altana AG                                         5,707          342,629
BASF AG                                          17,672          992,612
Bayerische Motoren Werke (BMW) AG (a)             8,270          382,927
Deutsche Telekom AG (a)                          15,715          287,300
Porsche AG Pfd.                                     638          378,227
SAP AG                                            3,131          525,264
Siemens AG (a)                                    8,609          688,779
                                                            ------------
                                                               3,904,016
                                                            ------------
HONG KONG-1.2%
China Resources Power
  Holdings Co., Ltd. (a)                        686,000          318,094
Li & Fung, Ltd.                                 205,000          351,183
                                                            ------------
                                                                 669,277
                                                            ------------
INDIA-0.5%
Dr. Reddy's Laboratories, Ltd. (ADR)              8,100          256,365
                                                            ------------
IRELAND-1.7%
Allied Irish Banks Plc                           58,110          926,179
                                                            ------------
ISRAEL-0.5%
Teva Pharmaceutical
  Industries, Ltd. (ADR)                          4,900          277,879
                                                            ------------
ITALY-6.4%
Alleanza Assicurazioni                           58,834          643,430
ENI SpA (a)                                      36,287          683,969
Luxottica Group SpA                              16,590          286,365
Telecom Italia Mobile SpA                        43,764          237,655
Telecom Italia SpA (a)                           91,224          270,104
Tods SpA                                          7,593          330,055
UniCredito Italiano SpA                         213,171        1,149,543
                                                            ------------
                                                               3,601,121
                                                            ------------
JAPAN-19.2%
Asahi Glass Co., Ltd.                             9,000           73,925
Canon, Inc.                                       7,200          335,353
East Japan Railway Co.                               60          282,821
Funai Electric Co., Ltd.                          1,400          192,225
Hoya Corp.                                        4,400          404,126
ITO EN, Ltd.                                      8,600          370,056
JFE Holdings, Inc.                               13,000          354,926
JSR Corp.                                        51,000        1,140,104
KDDI Corp.                                           25          143,277
Kissei Pharmaceutical Co., Ltd.                   8,000          147,776
KOSE Corp.                                       12,200          439,558
Mitsubishi Corp.                                 72,000          763,448
Mitsubishi Tokyo Financial Group, Inc.               58          452,588
NEC Electronics Corp. (a)                         8,800          643,972
Nikon Corp. (a)                                  24,000          362,010
Nissan Motor Co., Ltd.                           70,400          804,309
Nitto Denko Corp.                                 2,900          154,291
Nomura Securities Co., Ltd.                      26,000          442,899
NTT DoCoMo, Inc.                                     81          183,721
Ricoh Co., Ltd.                                   6,000          118,449
Sanken Electric Co., Ltd.                        15,000          209,875
Seven-Eleven Japan Co., Ltd.                      7,000          212,349
Shin-Etsu Chemical Co., Ltd.                     16,400          670,481
Shionogi & Co., Ltd.                             27,000          503,029
Sumitomo Mitsui Financial Goup, Inc.                 44          234,508
Sumitomo Trust & Banking Co., Ltd.               57,000          335,185
Suzuki Motor Corp.                               15,200          225,017
Takeda Chemical Industries, Ltd.                  6,300          249,918
Tokyo Electron, Ltd.                              4,800          364,699
                                                            ------------
                                                              10,814,895
                                                            ------------
NETHERLANDS-3.7%
ASML Holdings NV (a)                             17,000          336,709
IHC Caland NV                                    22,748        1,232,439
Koninklijke (Royal) KPN NV (a)                   13,884          107,058
Koninklijke (Royal) Philips Electronics NV       13,459          392,570
                                                            ------------
                                                               2,068,776
                                                            ------------

AllianceBernstein Variable Products Series Fund


Company                                          Shares     U.S. $ Value
------------------------------------------------------------------------
PORTUGAL-0.2%
Portugal Telecom, SGPS, SA                        9,334     $     93,848
                                                            ------------
RUSSIA-1.5%
YUKOS (ADR)                                      20,100          844,200
                                                            ------------
SOUTH AFRICA-0.7%
ABSA Group, Ltd.                                 60,500          381,081
                                                            ------------
SOUTH KOREA-1.2%
Kookmin Bank (a)                                 12,890          483,037
Samsung Electronics Co., Ltd.                       500          189,257
                                                            ------------
                                                                 672,294
                                                            ------------
SPAIN-1.2%
Antena 3 Television, SA (a)                         148            6,522
Telefonica, SA                                   43,794          642,275
                                                            ------------
                                                                 648,797
                                                            ------------
SWEDEN-1.5%
AG SKF Cl.B                                      22,361          864,247
                                                            ------------
SWITZERLAND-8.5%
Credit Suisse Group                              48,860        1,786,887
Novartis AG                                      24,641        1,118,235
Swiss Reinsurance (a)                             9,459          638,347
UBS AG                                           17,931        1,227,475
                                                            ------------
                                                               4,770,944
                                                            ------------
TAIWAN-2.7%
AU Optronics Corp.                              127,000          148,510
Chinatrust Financial Holding
  Co., Ltd.                                     346,000          347,529
MediaTek, Inc.                                    3,850           36,175
Quanta Computer, Inc. (GDR) (a)                   5,400           66,420
Taiwan Semiconductor Manufacturing Co., Ltd.
  ABN Amro Bank warrants, expiring 1/12/05 (a)   74,653          138,108
Taiwan Semiconductor Manufacturing Co., Ltd.
  Merrill Lynch International & Co. warrants,
  expiring 11/21/05 (a)                         190,000          374,110
United Microelectronics Corp.                   491,000          420,857
                                                            ------------
                                                               1,531,709
                                                            ------------
UNITED KINGDOM-24.6%
Alea Group Holdings
  (Bermuda), Ltd. (a)                            50,000          230,606
AstraZeneca Group Plc                            17,127          819,345
BHP Billiton Plc                                209,523        1,825,165
Boots Group Plc                                  29,165          359,742
British Sky Broadcasting Group Plc (a)           43,888          550,747
Carnival Plc                                     13,056          524,610
Centrica Plc                                    162,808          613,209
Diageo Plc                                       49,584          650,548
GlaxoSmithKline Plc                              36,973          844,783
GUS Plc                                          39,315          542,837
Hilton Group Plc                                120,084          481,765
HSBC Holdings Plc                                86,678        1,358,483
Legal & General Group Plc                       309,308          553,511
Mm02 Plc (a)                                     97,842          134,483
Reckitt Benckiser Plc                            26,846          605,728
Royal Bank of Scotland Group Plc                 28,929          849,990
Standard Chartered Plc                           37,712          621,007
Tesco Plc                                       104,453          480,585
Vodafone Group Plc                              588,397        1,454,692
WPP Group Plc                                    35,499          347,571
                                                            ------------
                                                              13,849,407
                                                            ------------
Total Common Stocks & Other Investments
  (cost $43,124,829)                                          54,492,679
                                                            ------------
TOTAL INVESTMENTS BEFORE SECURITY LENDING
  COLLATERAL-97.0%
  (cost $43,124,829)                                          54,492,679
                                                            ------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES
  LOANED*-0.6%
SHORT-TERM INVESTMENT-0.6%
UBS Private Money Market Fund, LLC,1.01%
  (cost $371,460)                               371,460          371,460
                                                            ------------
TOTAL INVESTMENTS-97.6%
  (cost $43,496,289)                                          54,864,139
Other assets less
  liabilities-2.4%                                             1,326,626
                                                            ------------
NET ASSETS-100%                                             $ 56,190,765
                                                            ============



-------------------------------------------------------------------------------
*    See Note E for securities lending information.

(a)  Non-income producing security.

     Glossary of Terms:
     ADR - American Depositary Receipt
     GDR - Gobal Depositary Receipt

     See Notes to Financial Statements.

International Portfolio
AllianceBernstein Variable Products Series Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003


ASSETS
  Investments in securities, at value
    (cost $43,496,289-including investment of
    cash collateral for securities loaned of $371,460)        $ 54,864,139(a)
  Cash                                                             431,214
  Foreign cash, at value (cost $1,372,635)                       1,381,248
  Receivable for investment securities sold                      1,130,465
  Dividends and interest receivable                                118,520
                                                              ------------
  Total assets                                                  57,925,586
                                                              ------------
LIABILITIES
  Payable for investment securities purchased                      811,594
  Payable for capital stock redeemed                               399,123
  Payable for collateral on securities loaned                      371,460
  Advisory fee payable                                              46,506
  Distribution fee payable                                           1,265
  Accrued expenses                                                 104,873
                                                              ------------
  Total liabilities                                              1,734,821
                                                              ------------
NET ASSETS                                                    $ 56,190,765
                                                              ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                       $      4,321
  Additional paid-in capital                                    66,920,706
  Undistributed net investment income                              147,472
  Accumulated net realized loss on investment and
    foreign currency transactions                              (22,264,752)
  Net unrealized appreciation of investments and
    foreign currency denominated assets and liabilities         11,383,018
                                                              ------------
                                                              $ 56,190,765
                                                              ============
Class A Shares
  Net assets                                                  $ 53,424,578
                                                              ============
  Shares of capital stock outstanding                            4,107,026
                                                              ============
  Net asset value per share                                   $      13.01
                                                              ============
Class B Shares
  Net assets                                                  $  2,766,187
                                                              ============
  Shares of capital stock outstanding                              213,962
                                                              ============
  Net asset value per share                                   $      12.93
                                                              ============

-------------------------------------------------------------------------------
(a) Includes securities on loan with a value of $355,699 (see Note E).
    See Notes to Financial Statements.

International Portfolio
AllianceBernstein Variable Products Series Fund

STATEMENT OF OPERATIONS
Year Ended December 31, 2003


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $108,319)       $    962,422
  Interest                                                           7,198
                                                              ------------
  Total investment income                                          969,620
                                                              ------------
EXPENSES
  Advisory fee                                                     481,191
  Distribution fee-Class B                                           3,811
  Custodian                                                        243,081
  Administrative                                                    75,000
  Audit                                                             37,258
  Legal                                                             12,810
  Printing                                                           9,943
  Directors' fees and expenses                                       1,055
  Transfer agency                                                      947
  Miscellaneous                                                      6,553
                                                              ------------
  Total expenses                                                   871,649
                                                              ------------
  Net investment income                                             97,971
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                      1,792,409
    Foreign currency transactions                                   82,842
  Net change in unrealized appreciation/depreciation of:
    Investments                                                 11,993,025
    Foreign currency denominated assets and liabilities              6,581
                                                              ------------
  Net gain on investment and foreign currency transactions      13,874,857
                                                              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                    $ 13,972,828
                                                              ============


-------------------------------------------------------------------------------
See Notes to Financial Statements.

International Portfolio
AllianceBernstein Variable Products Series Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended     Year Ended
                                               December 31,   December 31,
                                                   2003           2002
                                              =============   =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                       $      97,971   $      23,441
  Net realized gain (loss) on investment
    and foreign currency transactions             1,875,251      (9,323,331)
  Net change in unrealized appreciation/
    depreciation of investments and
    foreign currency denominated assets
    and liabilities                              11,999,606       1,391,129
                                              -------------   -------------
  Net increase (decrease) in net assets
    from operations                              13,972,828      (7,908,761)
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (65,147)        (26,587)
    Class B                                          (1,610)             -0-
CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (4,660,978)     (9,567,731)
                                              -------------   -------------
  Total increase (decrease)                       9,245,093     (17,503,079)
NET ASSETS
  Beginning of period                            46,945,672      64,448,751
                                              -------------   -------------
  End of period (including undistributed
    net investment income of $147,472
    and $33,416, respectively)                $  56,190,765   $  46,945,672
                                              =============   =============


-------------------------------------------------------------------------------
See Notes to Financial Statements.

International Portfolio
AllianceBernstein Variable Products Series Fund

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE A: Significant Accounting Policies
The AllianceBernstein International Portfolio (the "Portfolio"), formerly Alliance International Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

International Portfolio
AllianceBernstein Variable Products Series Fund

NOTES TO FINANCIAL STATEMENTS
(continued)


2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a Portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and reimburse additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements were accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

AllianceBernstein Variable Products Series Fund


Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

Brokerage commissions paid on investment transactions for the year ended December 31, 2003 amounted to $164,709, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                   Purchases         Sales
                                                  ============    ============
Investment securities
  (excluding U.S. government securities)          $ 44,981,791    $ 50,375,535
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                               $43,916,990
                                                                   ===========
Gross unrealized appreciation                                      $11,092,854
Gross unrealized depreciation                                         (145,705)
                                                                   -----------
Net unrealized appreciation                                        $10,947,149
                                                                   ===========

1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

International Portfolio
AllianceBernstein Variable Products Series Fund

NOTES TO FINANCIAL STATEMENTS
(continued)


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had loaned securities with a value of $355,699 and received cash collateral of $371,460 which was invested in a money market fund as included in the accompanying portfolio of investments. For the year ended December 31, 2003, the Portfolio earned fee income of $4,659 which is included in interest income in the accompanying statement of operations.

AllianceBernstein Variable Products Series Fund


NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                       Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     December 31,  December 31,   December 31,    December 31,
                         2003          2002          2003             2002
                     ------------  ------------  --------------  --------------
Class A
Shares sold             1,549,813    12,142,412  $   16,548,722  $  129,220,352
Shares issued in
  reinvestment of
  dividends                 5,933         2,320          65,146          26,587
Shares redeemed        (2,144,595)  (12,924,689)    (22,845,563)   (138,926,945)
                     ------------  ------------  --------------  --------------
Net decrease             (588,849)     (779,957) $   (6,231,695) $   (9,680,006)
                     ============  ============  ==============  ==============

Class B
Shares sold             2,579,858        43,037     $25,688,833   $     420,107
Shares issued in
  reinvestment of
  dividends                   147            -0-          1,610              -0-
Shares redeemed        (2,413,375)      (31,049)     (24,119,726)      (307,832)
                     ------------  ------------  --------------  --------------
Net increase              166,630        11,988      $1,570,717        $112,275
                     ============  ============  ==============  ==============

NOTE G: Concentration of Risk
Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                               2003               2002
                                            =========          =========
Distributions paid from:
  Ordinary income                           $  66,757          $  26,587
                                            ---------          ---------
Total taxable distributions                    66,757             26,587
                                            ---------          ---------
Total distributions paid                    $  66,757          $  26,587
                                            =========          =========

International Portfolio
AllianceBernstein Variable Products Series Fund

NOTES TO FINANCIAL STATEMENTS
(continued)


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                               $    147,472
Accumulated capital and other losses                         (21,844,051)(a)
Unrealized appreciation/(depreciation)                        10,962,317 (b)
                                                            ------------
Total accumulated earnings/(deficit)                        $(10,734,262)
                                                            ============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $21,844,051 of which $1,383,309 will expire in the year 2008, $7,972,319 will expire in the year 2009, $11,004,034 will expire in the year 2010 and $1,484,389 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's prior year merger with Brinson Series Trust Global Equity Portfolio, may apply.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

AllianceBernstein Variable Products Series Fund


In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

International Portfolio
AllianceBernstein Variable Products Series Fund


FINANCIAL HIGHLIGHTS


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class A
                                            ---------------------------------------------------------------
                                                                 Year Ended December 31,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $9.90       $11.69       $16.01       $21.78       $16.17
                                         -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .02           -0-(b)      .03(b)       .01(b)       .12(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  3.11        (1.78)       (3.55)       (4.01)        6.13
                                         -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net asset
  value from operations                         3.13        (1.78)       (3.52)       (4.00)        6.25
                                         -----------  -----------  -----------  -----------  -----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)        (.01)          -0-        (.03)        (.15)
Distributions from net realized gain
  on investment transactions                      -0-          -0-        (.78)       (1.74)        (.49)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-        (.02)          -0-          -0-
                                         -----------  -----------  -----------  -----------  -----------
Total dividends and distributions               (.02)        (.01)        (.80)       (1.77)        (.64)
                                         -----------  -----------  -----------  -----------  -----------
Net asset value, end of period                $13.01        $9.90       $11.69       $16.01       $21.78
                                         ===========  ===========  ===========  ===========  ===========
TOTAL RETURN
Total investment return based on net
  asset value (c)                              31.59%      (15.28)%     (22.35)%     (19.86)%      40.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $53,425      $46,478      $64,036      $78,990      $81,370
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.80%        1.36%         .95%         .95%         .95%
  Expenses, before waivers and
    reimbursements                              1.80%        1.66%        1.44%        1.34%        1.36%
  Net investment income                          .22%         .04%(b)      .23%(b)      .07%(b)      .69%(b)
Portfolio turnover rate                           96%          70%          56%          57%         111%



-------------------------------------------------------------------------------
See footnote summary on page 17.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class B
                                                            --------------------------------------
                                                                    Year Ended         October 26,
                                                                    December 31,       2001(d) to
                                                            ------------------------   December 31,
                                                                2003         2002         2001
                                                            -----------  -----------  -----------
Net asset value, beginning of period                              $9.87       $11.68       $11.31
                                                            -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                            (.02)        (.03)(b)     (.02)(b)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions                     3.09        (1.78)         .39
                                                            -----------  -----------  -----------
Net increase (decrease) in net asset value
  from operations                                                  3.07        (1.81)         .37
                                                            -----------  -----------  -----------
LESS: DIVIDENDS
Dividends from net investment income                               (.01)          -0-          -0-
                                                            -----------  -----------  -----------
Net asset value, end of period                                   $12.93        $9.87       $11.68
                                                            ===========  ===========  ===========
TOTAL RETURN
Total investment return based on net asset value (c)              31.11%      (15.50)%      3.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $2,766         $467        $413
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                     2.05%        1.63%       1.20%(e)
   Expenses, before waivers and reimbursements                     2.05%        1.92%       2.26%(e)
   Net investment loss                                             (.17)%       (.25)%(b)   (.88)%(b)(e)
Portfolio turnover rate                                              96%          70%         56%


-------------------------------------------------------------------------------
(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.

AllianceBernstein Variable Products Series Fund


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein International Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein International Portfolio, formerly Alliance International Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
---------------------
New York, New York
February 4, 2004

International Portfolio
AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS

William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)

John H. Dobkin (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6033
Toll-free 1-(800) 221-5672

-------------------------------------------------------------------------------
(1) Member of the Audit Committee.

International Portfolio
AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIPS
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71       Investment adviser and an independent         116               None
2 Sound View Drive                consultant. He was formerly Senior Manager
Suite 100                         of Barrett Associates, Inc., a registered
Greenwich, CT 06830               investment adviser, with which he had been
(14)                              associated since prior to 1999. He was formerly
Chairman of the Board             Deputy Comptroller and Chief Investment
                                  Officer of the State of New York and, prior
                                  thereto, Chief Investment Officer of the New
                                  York Bank for Savings.

Ruth Block,#, 73                  Formerly Executive Vice President and         96                None
500 SE Mizner Blvd.               Chief Insurance Officer of The Equitable
Boca Raton, FL 33432              Life Assurance Society of the United States;
(12)                              Chairman and Chief Executive Officer of
                                  Evlico; Director of Avon, BP (oil and gas),
                                  Ecolab Incorporated (specialty chemicals),
                                  Tandem Financial Group and Donaldson,
                                  Lufkin & Jenrette Securities Corporation;
                                  former Governor at Large National Association
                                  of Securities Dealers, Inc.

David H. Dievler,#, 74            Independent consultant. Until December        100               None
P.O. Box 167                      1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762             Capital Management Corporation ("ACMC")
(14)                              responsible for mutual fund administration.
                                  Prior to joining ACMC in 1984, he was
                                  Chief Financial Officer of Eberstadt Asset
                                  Management since 1968. Prior to that, he was
                                  a Senior Manager at Price Waterhouse & Co.
                                  Member of American Institute of Certified
                                  Public Accountants since 1953.

John H. Dobkin,#, 62              Consultant. Formerly President of Save        98                None
P.O. Box 12                       Venice, Inc. (preservation organization)
Annandale, NY 12504               from 2001-2002, Senior Advisor from
(12)                              June 1999-June 2000 and President of
                                  Historic Hudson Valley (historic preservation)
                                  from December 1989-May 1999. Previously,
                                  Director of the National Academy of Design
                                  and during 1988-1992, Director and Chairman
                                  of the Audit Committee of ACMC.

International Portfolio
AllianceBernstein Variable Products Series Fund

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIPS
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel,#, 64          Senior Counsel of the law firm of Cahill      97          Placer Dome, Inc.
15 St. Bernard's Road             Gordon & Reindel since February 2001 and
Gladstone, NJ 07934               a partner of that firm for more than twenty-five
(12)                              years prior thereto. He is President and Chief
                                  Executive Officer of Wenonah Development
                                  Company (investments) and a Director of
                                  Placer Dome, Inc. (mining).

Donald J. Robinson,#, 69          Senior Counsel to the law firm of Orrick,     96                None
98 Hell's Peak Road               Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                  1999. Formerly a senior partner and a
(8)                               member of the Executive Committee of that
                                  firm. He was also a member and Chairman of
                                  the Municipal Securities Rulemaking Board
                                  and a Trustee of the Museum of the City of
                                  New York.

-------------------------------------------------------------------------------
*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee and the Nominating Committee.

International Portfolio
AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                 President                         Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since 2001;
                                                                    prior thereto, Chief Executive Officer of
                                                                    Sanford C. Bernstein & Co., LLC and its
                                                                    predecessor since prior to 1999.

Russell Brody, 37                 Vice President                    Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Sandra Yeager, 39(1)              Vice President                    Senior Vice President of ACMC**, with which
                                                                    she has been associated since prior to 1999.

Mark R. Manley, 41                Secretary                         Senior Vice President and Acting General
                                                                    Counsel of ACMC**, with which he has been
                                                                    associated since prior to 1999.

Mark D. Gersten, 53               Treasurer and Chief               Senior Vice President of Alliance Global
                                  Financial Officer                 Investor Services, Inc. ("AGIS")** and Vice
                                                                    President of AllianceBernstein Investment
                                                                    Research and Management, Inc. ("ABIRM")**,
                                                                    with which he has been associated since prior
                                                                    to 1999.

Thomas R. Manley, 52              Controller                        Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.


-------------------------------------------------------------------------------
(1) Ms. Yeager is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AGIS, and ABIRM are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800)227-4618 for a free prospectus or SAI.

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

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

                      (This page left intentionally blank.)

                                ALLIANCEBERNSTEIN
               --------------------------------------------------
                                VARIABLE PRODUCTS
               --------------------------------------------------
                                   SERIES FUND
               --------------------------------------------------
                                ALLIANCEBERNSTEIN
               --------------------------------------------------
                                 U.S. LARGE CAP
               --------------------------------------------------
                                  BLENDED STYLE
               --------------------------------------------------
                                    PORTFOLIO




                                  ANNUAL REPORT
                                DECEMBER 31, 2003

Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 9, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES
This Portfolio seeks long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large-capitalization companies. In managing the Portfolio, Alliance Capital Management, L.P. ("Alliance") applies its proprietary portfolio optimization model to a selection of "growth" and "value" stocks identified through application of its fundamental Large Cap Growth and Large Cap Value investment disciplines. Through this process, Alliance seeks to construct a single, unified investment portfolio, efficiently diversified between the "growth" and "value" equity investment styles, which is optimized to provide the highest level of long-term return for a given level of risk. Normally, approximately 50% of the value of the Portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target.


   INVESTMENT RESULTS
   Periods Ended December 31, 2003

                                  Returns
                                         Since
                          6 Months     Inception*
                       -------------  -------------
   AllianceBernstein
   U.S. Large Cap
   Blended Style
   Portfolio
   Class A                  10.71%         9.60%

   S&P 500 Stock Index      15.14%        13.43%

 * The Portfolio's Class A shares inception date is 6/6/03.

   Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

   The unmanaged Standard & Poor's (S&P) 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein U.S. Large Cap Blended Style Portfolio.

While the Portfolio posted strong absolute gains for the six-month and since inception periods ended December 31, 2003, it underperformed its benchmark, the S&P 500 Stock Index, over both periods. The underperformance stemmed primarily from a weak showing in the growth portion of the Portfolio, which was hurt by its low exposure to the small-capitalization, high-beta and low-quality stocks that performed strongly in 2003. We typically avoid these types of stocks, as our disciplined growth investment process focuses on high-quality growth companies. This underperformance in the growth portion of the Portfolio was partially offset by robust performance in the value segment of the Portfolio.

From a sector perspective, our underperformance for both periods under review can be attributed to unfavorable stock selection in the finance, medical and consumer cyclical sectors, particularly retailers and media.

MARKET REVIEW AND INVESTMENT STRATEGY
U.S. stocks staged a rally in 2003, ending a three-year losing streak as mounting signs of an economic recovery bolstered consensus expectations for a continued expansion of corporate profits into 2004. Glimmers of an upturn became apparent first in the consumer sector, but quickly spread to include a solid rebound in manufacturing and continued vigorous activity in the housing market. The improving environment culminated in a 30% gain for corporate earnings in the third quarter of 2003, the largest year-over-year change in 19 years.

Signs of a rebound in Europe, which flirted with recession earlier in the year, and Japan, which spent most of the last decade stuck in economic doldrums, also contributed to the positive mood, reinforcing profit expectations for U.S. firms with broad exposure to global markets.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
================================================================================

As a result, the S&P 500 Index finished 2003 up 28.7%, with 12.2% of that gain coming in the fourth quarter. The benchmark is now back to early-2002 levels, but still remains down 18.1% from its March 2000 peak.

Outperformance of the Portfolio's value holdings continued in 2003, and has reduced the valuation differential between the cheapest and most expensive stocks in the value segment of the Portfolio. In this setting, we have reduced the risk level of the value portion of the Portfolio through increased sector diversification. On the growth side of the Portfolio, we continue to focus on the factors that have proved relatively trustworthy in determining a company's ability to sustain exceptional growth over the long term, such as an emphasis on Research & Development (R&D), talented and experienced management and a strong balance sheet.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
PERFORMANCE UPDATE
================================================================================

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
6/6/03*-12/31/03


S&P 500 Stock Index: $11,343
AllianceBernstein U.S. Large Cap Blended Style Portfolio
Class A: $10,960

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Blended Style Portfolio Class A shares (from 6/6/03* to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein U.S. Large Cap Blended Style Portfolio.

                   AllianceBernstein
                U.S. Large Cap Blended
                    Style Portfolio               S&P 500 Stock Index
6/6/03*                 $10,000                          $10,000
6/30/03                 $ 9,900                          $ 9,852
7/31/03                 $10,110                          $10,025
8/31/03                 $10,150                          $10,221
9/30/03                 $10,101                          $10,113
10/31/03                $10,521                          $10,684
11/30/03                $10,541                          $10,778
12/31/03                $10,960                          $11,343


--------------------------------------------------------------------------------
* Portfolio and benchmark data is from the Portfolio's Class A shares inception date of 6/6/03.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================
   COMPANY                        U.S. $ VALUE             PERCENT OF NET ASSETS
================================================================================
   Pfizer Inc.                     $  365,664                       4.7%
================================================================================
   Citigroup, Inc.                    349,488                       4.5
================================================================================
   Microsoft Corp.                    338,742                       4.4
================================================================================
   Intel Corp.                        328,440                       4.3
================================================================================
   General Electric Co.               305,928                       4.0
================================================================================
   Wal-Mart Stores, Inc.              259,945                       3.4
================================================================================
   Dell, Inc.                         258,096                       3.3
================================================================================
   Hewlett-Packard Co.                250,373                       3.3
================================================================================
   Viacom, Inc. Cl.B                  245,199                       3.2
================================================================================
   Cisco Systems, Inc.                241,686                       3.1
                                    ---------                      -----
                                   $2,943,561                      38.2%
================================================================================

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund



Company                       Shares    U.S. $ Value
COMMON STOCKS-93.3%
FINANCE-24.9%
BANKING - REGIONAL-4.0%
Bank of America Corp. .....     2,350   $    189,010
FleetBoston Financial Corp.     2,700        117,855
                                        ------------
                                             306,865
                                        ------------
BROKERAGE & MONEY
   MANAGEMENT-1.1%
Lehman Brothers Holdings,
   Inc. ...................     1,125         86,873
                                        ------------
INSURANCE-8.3%
American International
   Group, Inc. ............     3,300        218,724
John Hancock Financial
   Services, Inc. .........     2,400         90,000
MetLife, Inc. .............     3,300        111,111
Renaissancere Holdings
   (Bermuda)...............       425         20,846
The Chubb Corp. ...........     2,200        149,820
Travelers Property Casualty
   Corp. Cl.A..............     3,100         52,018
                                        ------------
                                             642,519
                                        ------------
MORTGAGE BANKING-3.8%
Fannie Mae.................     1,550        116,343
Federal Home Loan Mortgage
   Corp. ..................       700         40,824
Washington Mutual, Inc. ...     3,400        136,408
                                        ------------
                                             293,575
                                        ------------
MISCELLANEOUS-7.7%
Citigroup, Inc. ...........     7,200        349,488
MBNA Corp. ................     9,700        241,045
                                        ------------
                                             590,533
                                        ------------
                                           1,920,365
                                        ------------
TECHNOLOGY-22.3%
COMMUNICATION
   EQUIPMENT-3.8%
ADC Telecommunications,
   Inc. (a)................    17,700         52,569
Cisco Systems, Inc. (a)....     9,950        241,686
                                        ------------
                                             294,255
                                        ------------
COMPUTER HARDWARE/
   STORAGE-6.6%
Dell, Inc. (a).............     7,600        258,096
Hewlett-Packard Co. .......    10,900        250,373
                                        ------------
                                             508,469
                                        ------------
CONTRACT
   MANUFACTURING-3.2%
Cooper Industries, Ltd.
   Cl.A (a)................     1,525         88,343
Flextronics International, Ltd.
   (Singapore) (a).........     5,100         75,684
Solectron Corp. (a)........    13,700         80,967
                                        ------------
                                             244,994
                                        ------------
SEMI-CONDUCTOR
   COMPONENTS-4.3%
Intel Corp. ...............    10,200        328,440
                                        ------------
SOFTWARE-4.4%
Microsoft Corp. ...........    12,300        338,742
                                        ------------
                                           1,714,900
                                        ------------
HEALTH CARE-13.9%
BIOTECHNOLOGY-2.8%
Amgen, Inc. (a)............     3,475        214,755
                                        ------------
DRUGS-7.4%
GlaxoSmithKline Plc (ADR)
   (United Kingdom)........     3,400        158,508
Pfizer, Inc. ..............    10,350        365,664
Wyeth......................     1,150         48,818
                                        ------------
                                             572,990
                                        ------------
MEDICAL PRODUCTS-1.4%
Medtronic, Inc. ...........     2,150        104,511
                                        ------------
MEDICAL SERVICES-2.3%
UnitedHealth Group, Inc. ..     3,000        174,540
                                        ------------
                                           1,066,796
                                        ------------
CONSUMER
   SERVICES-11.6%
BROADCASTING &
   CABLE-5.4%
Comcast Corp. Special
   Cl. A (a)...............     5,350        167,348
Viacom, Inc. Cl.B..........     5,525        245,199
                                        ------------
                                             412,547
                                        ------------
CELLULAR
   COMMUNICATIONS-0.2%
Sprint Corp.
   (PCS Group) (a).........     3,500         19,670
                                        ------------
RETAIL - GENERAL
   MERCHANDISE-6.0%
Lowe's Cos., Inc. .........     3,600        199,404
Wal-Mart Stores, Inc. .....     4,900        259,945
                                        ------------
                                             459,349
                                        ------------
                                             891,566

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


Company                       Shares    U.S. $ Value
-----------------------------------------------------
CONSUMER STAPLES-4.7%
BEVERAGES-0.9%
PepsiCo, Inc. .............     1,400   $     65,268
                                        ------------
RETAIL - FOOD &
   DRUG-2.3%
Kroger Co. (a).............     3,300         61,083
Safeway, Inc. (a)..........     5,425        118,862
                                        ------------
                                             179,945
                                        ------------
TOBACCO-1.5%
Altria Group, Inc. ........     2,100        114,282
                                        ------------
                                             359,495
                                        ------------
UTILITIES-4.2%
ELECTRIC & GAS
   UTILITY-3.2%
American Electric Power Co.,
   Inc. ...................     5,350        163,229
Entergy Corp. .............     1,200         68,556
PPL Corp. .................       275         12,031
                                        ------------
                                             243,816
                                        ------------
TELEPHONE UTILITY-1.0%
Sprint Corp. (Fon Group)...     5,000         82,100
                                        ------------
                                             325,916
                                        ------------
CAPITAL GOODS-4.0%
MISCELLANEOUS-4.0%
   General Electric Co. ...     9,875        305,928
                                        ------------
TRANSPORTATION-2.4%
RAILROAD-2.4%
CSX Corp. .................     1,800         64,692
Norfolk Southern Corp. ....     5,200        122,980
                                        ------------
                                             187,672
                                        ------------


                            Shares or
                            Principal
                             Amount
Company                       Shares    U.S. $ Value
-----------------------------------------------------
ENERGY-1.8%
MISCELLANEOUS-1.8%
ConocoPhillips.............     1,900   $    124,583
Valero Energy Corp. .......       250         11,585
                                        ------------
                                             136,168
                                        ------------
CONSUMER
   MANUFACTURING-1.4%
AUTO & RELATED-1.4%
Lear Corp. (a).............       550         33,732
Magna International, Inc.
   Cl.A....................       900         72,045
                                        ------------
                                             105,777
                                        ------------
MULTI-INDUSTRY
   COMPANIES-1.1%
Textron, Inc. .............     1,550         88,443
                                        ------------
BASIC INDUSTRY-1.0%
PAPER & FOREST
   PRODUCTS-1.0%
MeadWestvaco Corp. ........     2,500         74,375
                                        ------------
Total Common Stocks
   (cost $6,693,474).......                7,177,401
SHORT-TERM
   INVESTMENT-7.1%
TIME DEPOSIT-7.1%
State Street Euro Dollar
   0.50%, 1/02/04
   (cost $549,000).........      $549        549,000
                                        ------------
TOTAL
   INVESTMENTS-100.4%
   (cost $7,242,474).......                7,726,401
Other assets less
   liabilities-(0.4%)......                  (29,953)
                                        ------------
NET ASSETS-100%............             $  7,696,448
                                        ============



--------------------------------------------------------------------------------
(a) Non-income producing security.

   Glossary:

   ADR - American Depositary Receipt

   See Notes to Financial Statements.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $7,242,474).......  $    7,726,401
   Cash........................................................             712
   Receivable for investment securities sold...................         129,292
   Receivable due from Adviser.................................          33,004
   Dividends and interest receivable...........................           9,280
                                                                 --------------
   Total assets................................................       7,898,689
                                                                 --------------
LIABILITIES
   Payable for investment securities purchased.................         172,591
   Payable for capital stock redeemed..........................           2,506
   Distribution fee payable....................................           1,286
   Accrued expenses............................................          25,858
                                                                 --------------
   Total liabilities...........................................         202,241
                                                                 --------------
NET ASSETS.....................................................  $    7,696,448
                                                                 ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par.......................................  $          705
   Additional paid-in capital..................................       7,218,830
   Undistributed net investment income.........................           7,358
   Accumulated net realized loss on investment transactions....         (14,372)
   Net unrealized appreciation of investments..................         483,927
                                                                 --------------
                                                                 $    7,696,448
                                                                 ==============
   Class A Shares
   Net assets..................................................  $    1,096,492
                                                                 ==============
   Shares of capital stock outstanding.........................         100,000
                                                                 ==============
   Net asset value per share...................................  $        10.96
                                                                 ==============
   Class B Shares
   Net assets..................................................  $    6,599,956
                                                                 ==============
   Shares of capital stock outstanding.........................         605,383
                                                                 ==============
   Net asset value per share...................................  $        10.90
                                                                 ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF OPERATIONS
May 2, 2003(a) to December 31, 2003
                                 AllianceBernstein Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $193)...........  $       38,331
   Interest....................................................             823
                                                                 --------------
   Total investment income.....................................          39,154
                                                                 --------------
EXPENSES
   Advisory fee................................................          21,843
   Distribution fee--Class B...................................           4,290
   Administrative..............................................          50,000
   Custodian...................................................          37,294
   Audit ......................................................          35,092
   Legal.......................................................          24,138
   Printing....................................................           5,670
   Directors' fees and expenses................................             958
   Transfer agency.............................................             582
   Miscellaneous...............................................           2,543
                                                                 --------------
   Total expenses..............................................         182,410
   Less: expenses waived and reimbursed (see Note B)...........        (150,614)
                                                                 --------------
   Net expenses................................................          31,796
                                                                 --------------
   Net investment income.......................................           7,358
                                                                 --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
   Net realized loss on investment transactions................         (14,372)
   Net change in unrealized appreciation/depreciation
      of investments...........................................         483,927
                                                                 --------------
   Net gain on investment transactions.........................         469,555
                                                                 --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................  $      476,913
                                                                 ==============



--------------------------------------------------------------------------------
(a) Commencement of operations.

See Notes to Financial Statements.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                 AllianceBernstein Variable Products Series Fund
================================================================================

                                                              May 2, 2003(a) to
                                                              December 31, 2003
                                                              ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income.....................................  $        7,358
   Net realized loss on investment transactions..............         (14,372)
   Net change in unrealized appreciation/depreciation of
      investments............................................         483,927
                                                               --------------
   Net increase in net assets from operations................         476,913
CAPITAL STOCK TRANSACTIONS
   Net increase..............................................       7,219,535
                                                               --------------
   Total increase............................................       7,696,448
NET ASSETS
   Beginning of period.......................................              -0-
                                                               --------------
   End of period (including undistributed net
      investment income of $7,358)...........................  $    7,696,448
                                                               ==============



--------------------------------------------------------------------------------
(a) Commencement of operations.

See Notes to Financial Statements.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies
The AllianceBernstein U.S.Large Cap Blended Style Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek long-term growth of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 2, 2003. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements
It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of .95% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

During the period ended December 31, 2003, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the average daily net assets of Class A and Class B shares, respectively. Any expense waivers or reimbursements are accrued daily and paid monthly. For the period ended December 31, 2003, the Adviser waived fees in the amount of $100,614.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $50,000 for the period ended December 31, 2003.

Brokerage commissions paid on investment transactions for the period ended December 31, 2003, amounted to $11,112, of which $5,579 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $582 for the period ended December 31, 2003.

NOTEC: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2003, were as follows:

                                                                                Purchases            Sales
                                                                            ----------------   ----------------
Investment securities (excluding U.S. government securities)............     $    7,056,967     $      517,752
U.S. government securities..............................................            168,631                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost........................................................................................    $    7,242,474
                                                                                                ==============
Gross unrealized appreciation...............................................................           521,263
Gross unrealized depreciation...............................................................           (37,336)
                                                                                                --------------
Net unrealized appreciation.................................................................    $      483,927
                                                                                                ==============


                                 AllianceBernstein Variable Products Series Fund
================================================================================

1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                         =================== ===================
                                               SHARES               AMOUNT
                                         =================== ===================
                                         June 6, 2003(a) to   June 6, 2003(a) to
                                            December 31,         December 31,
                                                2003                 2003
                                          ----------------   ----------------
Class A
Shares sold.............................          100,000     $    1,000,000
                                           --------------     --------------
Net increase............................          100,000     $    1,000,000
                                           --------------     --------------

--------------------------------------------------------------------------------
(a) Commencement of distribution.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


                                                                                 SHARES            AMOUNT
                                                                            May 2, 2003(b) to  May 2, 2003(b) to
                                                                              December 31,       December 31,
                                                                                  2003               2003
                                                                            ----------------   ----------------
Class B
Shares sold.............................................................            614,483     $    6,314,718
Shares redeemed.........................................................             (9,100)           (95,183)
                                                                             --------------     --------------
Net increase............................................................            605,383     $    6,219,535
                                                                             --------------     --------------

NOTE F: Component of Accumulated Earnings (Deficit)
As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income...............................................................    $      7,358
Accumulated capital and other losses........................................................         (14,372)(a)
Unrealized appreciation/(depreciation)......................................................         483,927
                                                                                                ------------
Total accumulated earnings/(deficit)........................................................    $    476,913
                                                                                                ============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $8,021 all of which will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2003, the Portfolio deferred to January 1, 2004, post October capital losses of $6,351.

During the current fiscal period ended December 31, 2003, there were no permanent differences.

NOTE G: Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.



--------------------------------------------------------------------------------
(b) Commencement of operations.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                     ===========================
                                                                                       CLASS A         CLASS B
                                                                                     ===========================
                                                                                        June 6,        May 2,
                                                                                      2003(a) to     2003(b) to
                                                                                      December 31,  December 31,
                                                                                          2003          2003
                                                                                      -----------  -----------
Net asset value, beginning of period................................................  $    10.00   $    10.00
                                                                                      ----------   ----------
Income From Investment Operations
---------------------------------
Net investment income (c)(d)........................................................         .03          .01
Net realized and unrealized loss on investment transactions.........................         .93          .89
                                                                                      ----------   ----------
Net increase in net asset value from operations.....................................         .96          .90
                                                                                      ----------   ----------
Net asset value, end of period......................................................  $    10.96   $    10.90
                                                                                      ==========   ==========
Total Return
------------
Total investment return based on net asset value (e)................................        9.60 %       9.00%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)...........................................      $1,096       $6,600
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements (f)..................................        1.20 %       1.43%
   Expenses, before waivers and reimbursements (f)..................................        6.65 %       8.25%
   Net investment income (d)(f).....................................................         .45 %        .27%
Portfolio turnover rate.............................................................          13 %         13%


--------------------------------------------------------------------------------
(a) Commencement of distribution.

(b) Commencement of operations.

(c) Based on average shares outstanding.

(d) Net of expenses waived or reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Annualized.

                                 AllianceBernstein Variable Products Series Fund
REPORT OF
INDEPENDENT AUDITORS
To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein U.S. Large Cap Blended Style Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Portfolio"), (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.), as of December 31, 2003, and the related statements of operations and changes in net assets and financial highlights for the period from May 2, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Large Cap Blended Style Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 2, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young
-----------------


New York, New York
February 4, 2004

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS
William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)


John H. Dobkin (1)
Clifford L. Michel (1)
Donald J. Robinson (1)


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


--------------------------------------------------------------------------------
(1) Member of the Audit Committee

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                            IN FUND              OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+, 71      Investment adviser and an independent         116               None
2 Sound View Drive               consultant. He was formerly Senior
Suite 100                        Manager of Barrett Associates, Inc., a
Greenwich, CT 06830              registered investment adviser, with which
(14)                             he had been associated since prior to 1999.
Chairman of the Board            He was formerly Deputy Comptroller and
                                 Chief Investment Officer of the State of New
                                 York and, prior thereto, Chief Investment
                                 Officer of the New York Bank for Savings.

Ruth Block,+, 73                 Formerly Executive Vice President and         96                None
500 SE Mizner Blvd.              Chief Insurance Officer of The Equitable
Boca Raton, FL 33432             Life Assurance Society of the United States;
(12)                             Chairman and Chief Executive Officer of
                                 Evlico; Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty chemicals),
                                 Tandem Financial Group and Donaldson, Lufkin &
                                 Jenrette Securities Corporation; former
                                 Governor at Large National Association of
                                 Securities Dealers, Inc.

David H. Dievler,+, 74           Independent consultant. Until December 1994,  100               None
P.O. Box 167                     he was Senior Vice President of Alliance
Spring Lake, NJ 07762            Capital Management Corporation ("ACMC")
(14)                             responsible for mutual fund administration.
                                 Prior to joining ACMC in 1984, he was Chief
                                 Financial Officer of Eberstadt Asset Management
                                 since 1968. Prior to that, he was a Senior
                                 Manager at Price Waterhouse & Co. Member of
                                 American Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin,+, 62             Consultant. Formerly President of Save        98                None
P.O. Box 12                      Venice, Inc. (preservation organization)
Annandale, NY 12504              from 2001-2002, Senior Advisor from
(12)                             June 1999-June 2000 and President of
                                 Historic Hudson Valley (historic preservation)
                                 from December 1989-May 1999. Previously,
                                 Director of the National Academy of Design and
                                 during 1988-1992, Director and Chairman of the
                                 Audit Committee of ACMC.


U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund
================================================================================

                                                                           PORTFOLIOS
                                                                            IN FUND              OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel,#, 64         Senior Counsel of the law firm of Cahill      97            Placer Dome,
15 St. Bernard's Road            Gordon & Reindel since February 2001                            Inc.
Gladstone, NJ 07934              and a partner of that firm for more than
(12)                             twenty-five years prior thereto. He is President
                                 and Chief Executive Officer of Wenonah Development
                                 Company (investments) and a Director of Placer
                                 Dome, Inc. (mining).

Donald J. Robinson,#, 69         Senior Counsel to the law firm of Orrick,     96                None
98 Hell's Peak Road              Herrington & Sutcliffe LLP since prior
Weston, VT 05161                 to 1999. Formerly a senior partner and a
(8)                              member of the Executive Committee of that
                                 firm. He was also a member and Chairman of the
                                 Municipal Securities Rulemaking Board and a
                                 Trustee of the Museum of the City of New York.


--------------------------------------------------------------------------------
* There is no stated term of office for the Fund's Directors.

+ Member of the Audit Committee and the Nominating Committee.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO          AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                President                         Executive Vice President of Alliance Capital Management
                                                                   Corporation ("ACMC")** since 2001; prior thereto, Chief
                                                                   Executive Officer of Sanford C. Bernstein & Co., LLC and
                                                                   its predecessor since prior to 1999.

Thomas J. Bardong, 58            Vice President                    Senior Vice President of ACMC**, with which he has been
                                                                   associated since prior to 1999.

Seth A. Masters, 44(1)           Vice President                    Senior Vice President of ACMC** and Chief
                                                                   Investment Officer of Style Blend and Core Equity
                                                                   Services and headed the US and Global Style Blend teams
                                                                   at ACMC** since October 2000. Prior thereto, he was
                                                                   Chief Investment Officer for Emerging Markets Value at
                                                                   Sanford C. Bernstein & Co., Inc. since prior to 1999.

Mark R. Manley, 41               Secretary                         Senior Vice President and Acting General Counsel of
                                                                   ACMC**, with which he has been associated since prior
                                                                   to 1999.

Mark D. Gersten, 53              Treasurer and Chief               Senior Vice President of Alliance Global Investor
                                 Financial Officer                 Services, Inc. ("AGIS")** and Vice President of
                                                                   AllianceBernstein Investment Research and Management,
                                                                   Inc. ("ABIRM")**, with which he has been associated
                                                                   since prior to 1999.

Thomas R. Manley, 52             Controller                        Vice President of ACMC**, with which he has been
                                                                   associated since prior to 1999.


--------------------------------------------------------------------------------
(1) Mr. Masters is the person primarily responsible for the day-to-day management of the investment portfolio.

    * The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105. ** ACMC, AGIS, and ABIRM are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800)227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

WORLDWIDE PRIVATIZATION PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS

February 11, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Worldwide Privatization Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term capital appreciation. The Portfolio invests principally in equity securities of companies that are undergoing, or have undergone, privatization. The Portfolio also invests in securities of companies Alliance believes will benefit from privatizations.

INVESTMENT RESULTS
PERIODS ENDED DECEMBER 31, 2003

                                                      RETURNS
                                      ---------------------------------------
                                                                    SINCE
                                        1 YEAR        5 YEARS     INCEPTION*
                                      -----------   -----------   -----------
ALLIANCEBERNSTEIN WORLDWIDE
PRIVATIZATION PORTFOLIO CLASS A          43.46%         6.81%         9.22%

MSCI WORLD INDEX (MINUS THE U.S.)        40.01%         0.77%         4.49%


* The since inception return for the Portfolio is from the Portfolio's actual inception date of 9/23/94. The since inception return for the Msci World Index (minus the U.S.) is from the closest month-end to the Portfolio's inception date, which is 9/30/94.

Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

The unmanaged Morgan Stanley Capital International (MSCI) World Index (minus the U.S.) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Worldwide Privatization Portfolio.

The Portfolio's Class A shares, which returned 43.46% over the 12-month reporting period ended December 31, 2003, outperformed the benchmark, the MSCI World Index (minus the U.S.), which returned 40.01% over the same period. The Portfolio's outperformance was due to a combination of positive results from both stock selection and asset allocation.

During the more recent six-month period ended December 31, 2003, the Portfolio's Class A shares also outperformed its benchmark. This outperformance was due primarily to strong returns from the Portfolio's relative overweight position in emerging market equities. Notable contributions were made from holdings in Brazil, China and the EMEA (East Europe, Middle East and Africa) region. Stock selection results from the Portfolio's European holdings were also a major contributor to its relative investment return.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month reporting period ended December 31, 2003, both developed and emerging market equities posted strong positive returns. Within developed markets, the European and the Pacific ex-Japan regions registered the strongest performance, while Japan marginally lagged behind them. North America was the worst relative performer in U.S. dollar terms. Among the emerging markets group, Latin America proved the strongest performer, driven by a rebound in the Brazilian equity market. The EMEA region also posted positive returns. Returns from Asia were also strong but lagged the overall emerging markets group.

The broad strength in the equity markets in 2003 was due to a combination of factors. The investment environment improved and investor appetite for risk grew, as the uncertainty that had previously overshadowed the markets was somewhat removed with the swift resolution of the conflict in Iraq. Actions taken by global policy makers to stimulate economic activity also started to bear fruit, as economic growth began to accelerate across all the major regions. North America and Asia registered the strongest recovery, while recovery in Europe and Japan was more tentative. Equity market valuations were further enhanced by a dramatic improvement in corporate profitability and cash flow, based on cost cutting efforts and better top line results.

The Portfolio continued to emphasize diversification with strong representation in both developed and emerging markets, and in a wide array of economic sectors. Privatization activity gained momentum over the review period and a number of large privatization deals were successfully completed.

WORLDWIDE PRIVATIZATION PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
9/23/94* - 12/31/03


AllianceBernstein Worldwide Privatization Portfolio Class A: $22,647

MSCI World Index (minus the U.S.): $15,021


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                            AllianceBernstein
                         Worldwide Privatization       MSCI World Index
                            Portfolio Class A          (minus the U.S.)
-------------------------------------------------------------------------------
        9/23/94*                $ 10,000                   $ 10,000
       12/31/94                 $ 10,100                   $  9,880
       12/31/95                 $ 11,198                   $ 11,042
       12/31/96                 $ 13,271                   $ 11,837
       12/31/97                 $ 14,697                   $ 12,140
       12/31/98                 $ 16,289                   $ 14,460
       12/31/99                 $ 25,871                   $ 18,547
       12/31/00                 $ 19,922                   $ 16,106
       12/31/01                 $ 16,477                   $ 12,698
       12/31/02                 $ 15,786                   $ 10,729
       12/31/03                 $ 22,647                   $ 15,021


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Worldwide Privatization Portfolio Class A shares (from 9/23/94* to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) World Index (minus the U.S.) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Worldwide Privatization Portfolio.

--------------------------------------------------------------------------------
* Portfolio data is from the Portfolio's inception date of 9/23/94. Data for the MSCI World Index (minus the U.S.) is from the closest month-end to the Portfolio's inception date, which is 9/30/94.

WORLDWIDE PRIVATIZATION PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Mitsubishi Tokyo Financial Group, Inc.          $   1,147,076           2.8%
-------------------------------------------------------------------------------
Vodafone Group Plc                                  1,016,625           2.4
-------------------------------------------------------------------------------
Japan Tobacco, Inc.                                 1,003,827           2.4
-------------------------------------------------------------------------------
BNP Paribas, SA                                       985,340           2.4
-------------------------------------------------------------------------------
Deutsche Post AG                                      895,243           2.2
-------------------------------------------------------------------------------
France Telecom                                        893,173           2.1
-------------------------------------------------------------------------------
ENI SpA                                               884,388           2.1
-------------------------------------------------------------------------------
East Japan Railway Co.                                843,749           2.0
-------------------------------------------------------------------------------
Nomura Securities Co., Ltd.                           800,625           1.9
-------------------------------------------------------------------------------
National Grid Group Plc                               794,151           1.9
                                                -------------          ----
-------------------------------------------------------------------------------
                                                $   9,264,197          22.2%
-------------------------------------------------------------------------------


SECTOR DIVERSIFICATION
December 31, 2003

                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Finance                                         $   8,916,175          21.4%
-------------------------------------------------------------------------------
Utilities                                           7,656,953          18.4
-------------------------------------------------------------------------------
Consumer Services                                   6,450,827          15.5
-------------------------------------------------------------------------------
Energy                                              4,707,397          11.3
-------------------------------------------------------------------------------
Transportation                                      3,082,776           7.4
-------------------------------------------------------------------------------
Technology                                          2,873,179           6.9
-------------------------------------------------------------------------------
Basic Industries                                    2,267,695           5.4
-------------------------------------------------------------------------------
Healthcare                                          1,847,743           4.4
-------------------------------------------------------------------------------
Consumer Staples                                    1,257,449           3.0
-------------------------------------------------------------------------------
Multi-Industry Companies                              892,585           2.1
-------------------------------------------------------------------------------
Consumer Manufacturing                                282,193           0.7
                                                -------------          ----
-------------------------------------------------------------------------------
Total Investments*                                 40,234,972          96.5
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities            1,443,417           3.5
                                                -------------          ----
-------------------------------------------------------------------------------
Net Assets                                      $  41,678,389         100.0%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
* Excludes short-term obligations and investment of cash collateral for securities loaned.

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-96.6%
AUSTRALIA-1.1%
CSL, Ltd.                                              34,246     $     460,272
                                                                  -------------
AUSTRIA-1.3%
Bank Austria Creditanstalt (a)                          5,072           258,814
Boehler-Uddeholm AG                                     4,200           283,323
                                                                  -------------
                                                                        542,137
                                                                  -------------
BRAZIL-5.3%
Brasil Telecom Participacoes, SA (ADR)                  5,000           189,000
Companhia Paranaense de Energia-Copel (ADR) (a)        12,000            57,240
Companhia Vale do Rio Doce (ADR)                        9,200           517,230
Gerdau, SA (ADR)                                       12,000           242,640
Gerdau, SA (ADR) Pfd.                                   7,596           160,331
Itausa-Investimentos Itau, SA Pfd.                    278,088           328,124
Petroleo Brasileiro, SA (ADR)                          23,500           626,510
Telesp Celular Participacoes, SA (ADR) (a)              6,800            44,744
Uniao de Bancos Brasileiros, SA (GDR)                   1,700            42,415
                                                                  -------------
                                                                      2,208,234
                                                                  -------------
CHILE-0.1%
Enersis, SA (ADR)                                       6,000            44,160
                                                                  -------------
CZECH REPUBLIC-0.6%
Cesky Telecom AS (GDR)                                 23,400           263,250
                                                                  -------------
EGYPT-0.9%
Eastern Co. for Tobacco & Cigarettes                   13,374           167,018
Egyptian Co. for Mobile Services                       15,618           191,292
                                                                  -------------
                                                                        358,310
                                                                  -------------
FINLAND-2.2%
Fortum Oyj                                             24,117           248,559
Sampo Oyj                                              22,544           232,915
TietoEnator Oyj                                        15,527           424,523
                                                                  -------------
                                                                        905,997
                                                                  -------------
FRANCE-10.8%
BNP Paribas, SA                                        15,666           985,340
Dassault Systemes, SA                                   8,900           405,482
France Telecom (a)                                     31,284           893,173
Sanofi-Synthelabo, SA                                   4,983           374,817
Societe Television Francaise 1                         14,079           491,011
STMicroelectronics NV                                   6,851           185,586
TotalFinaElf, SA                                        2,856           530,407
Veolia Environment                                     23,004           617,357
                                                                  -------------
                                                                      4,483,173
                                                                  -------------
GERMANY-4.2%
Deutsche Lufthansa AG                                  12,086           201,768
Deutsche Post AG                                       43,458           895,243
Fraport AG (a)                                         14,363           412,604
Rhoen-Klinikum AG                                       4,211           236,101
                                                                  -------------
                                                                      1,745,716
                                                                  -------------
GHANA-0.7%
ASHANTI GOLDFIELDS CO., LTD. (GDR) (a)                 21,800           284,272
                                                                  -------------
GREECE-1.6%
Greek Organization of Football Prognostics             23,140           334,702
Public Power Corp.                                     13,880           342,767
                                                                  -------------
                                                                        677,469
                                                                  -------------
HONG KONG-2.6%
China Petroleum & Chemical Co. Cl.H                   586,000           262,289
China Resources Enterprise, Ltd.                      182,000           206,292
China Resources Power Holdings Co., Ltd. (a)          526,000           243,903
China Telecom Co., Ltd.                                52,000           159,408
Legend Group, Ltd.                                    546,000           233,837
                                                                  -------------
                                                                      1,105,729
                                                                  -------------
HUNGARY-1.7%
Magyar Tavkozlesi Rt.                                  57,791           218,811
MOL Magyar Olaj-es Gazipari Rt.                         6,165           186,590
OTP Bank Rt. (a)                                       22,553           289,141
                                                                  -------------
                                                                        694,542
                                                                  -------------
INDIA-0.6%
Canara Bank, Ltd.                                      37,300           111,818
Punjab National Bank, Ltd.                             23,600           125,184
                                                                  -------------
                                                                        237,002
                                                                  -------------
INDONESIA-0.2%
PT Hanjya Mandala Sampoerna Tbk                       163,000            86,604
                                                                  -------------
ISRAEL-0.7%
Bank Hapoalim, Ltd.                                   119,300           293,294
                                                                  -------------
ITALY-5.0%
Acegas SpA                                             31,700           205,294
ENI SpA                                                46,920           884,388
Telecom Italia Mobile SpA (a)                          39,555           214,799
Telecom Italia SpA (a)                                 63,272           187,341
Unicredito Italiano                                   110,177           594,139
                                                                  -------------
                                                                      2,085,961
                                                                  -------------
JAPAN-14.0%
East Japan Railway Co.                                    179           843,749
Japan Airlines System Corp.                            72,000           190,190

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
Japan Tobacco, Inc.                                       137     $   1,003,827
KDDI Corp.                                                 87           498,605
Mitsubishi Tokyo Financial Group, Inc.                    147         1,147,076
Nippon Telegraph & Telephone Corp.                         71           342,624
Nissan Motor Co., Ltd.                                 24,700           282,193
Nomura Securities Co., Ltd.                            47,000           800,625
NTT Docomo, Inc.                                          230           521,678
West Japan Railway Co.                                     51           200,411
                                                                  -------------
                                                                      5,830,978
                                                                  -------------
LUXEMBOURG-0.8%
Tenaris, SA (ADR)                                      10,546           351,393
                                                                  -------------
MALAYSIA-0.3%
Astro All Asia Networks Plc (a)                        18,000            20,937
Maxis Communications Berhad                            49,300            97,951
                                                                  -------------
                                                                        118,888
                                                                  -------------
MEXICO-3.6%
America Movil, SA de CV Series L (ADR)                 13,800           377,292
Grupo Aeroportuario del Sureste, SA de CV
Series B (ADR)                                          3,000            52,800
Grupo Financiero Banorte, SA de CV Cl.B                52,100           180,822
Grupo Financiero BBVA Bancomer, SA de CV (a)          639,600           546,424
Telefonos de Mexico, SA de CV Cl.L (ADR)               10,000           330,300
                                                                  -------------
                                                                      1,487,638
                                                                  -------------
NETHERLANDS-1.1%
ING Groep NV                                           20,222           471,101
                                                                  -------------
NORWAY-0.5%
Telenor AS                                             31,963           208,579
                                                                  -------------
PEOPLES REPUBLIC OF CHINA-1.0%
Beijing Capital International Airport Co., Ltd.       482,000           164,521
CNOOC, Ltd.                                           120,000           235,711
                                                                  -------------
                                                                        400,232
                                                                  -------------
PERU-0.4%
Explosivos, SA Cl.C (b)                               219,255           155,188
                                                                  -------------
POLAND-0.9%
Bank Pekao, SA                                          6,550           189,499
Polski Koncern Naftowy, SA (GDR)                       14,918           199,901
                                                                  -------------
                                                                        389,400
                                                                  -------------
RUSSIA-2.4%
AO VimpelCom (ADR) (a)                                  3,800           279,300
Lukoil Holdings (ADR)                                   3,871           360,390
Mobile Telesystems (ADR)                                2,100           173,880
YUKOS (ADR)                                             4,000           168,000
                                                                  -------------
                                                                        981,570
                                                                  -------------
SINGAPORE-1.5%
DBS Group Holdings, Ltd.                               35,172           304,439
Singapore Post, Ltd.                                  248,000           101,490
Singapore Telecommunications, Ltd.                    185,000           213,507
                                                                  -------------
                                                                        619,436
                                                                  -------------
SOUTH AFRICA-1.0%
MTN Group, Ltd. (a)                                    97,800           415,900
                                                                  -------------
SOUTH KOREA-5.4%
Kookmin Bank (a)                                       15,120           566,603
Kookmin Bank (ADR)(a)                                   8,635           326,748
POSCO                                                   4,180           571,834
SK Telecom Co., Ltd. (a)                                2,000           334,033
SK Telecom Co., Ltd. (ADR)(a)                          24,900           464,385
                                                                  -------------
                                                                      2,263,603
                                                                  -------------
SPAIN-3.2%
Amadeus Global Travel Distribution, SA                 38,928           252,594
Iberia Lineas Aereas de Espana, SA                     80,444           231,090
Indra Sistemas, SA                                     13,903           178,149
Red Electrica de Espana                                13,870           227,182
Telefonica, SA                                         29,949           439,227
                                                                  -------------
                                                                      1,328,242
                                                                  -------------
SWEDEN-0.9%
Eniro AB                                               39,588           379,765
                                                                  -------------
SWITZERLAND-0.3%
Unique Zurich Airport (a)                               2,420           127,132
                                                                  -------------
TAIWAN-3.3%
Cathay Financial Holding Co., Ltd. (GDR) (a)           16,500           247,500
Chunghwa Telecom Co., Ltd. (ADR)                       25,400           368,300
Fubon Financial Holding Co., Ltd.                     251,149           240,423
Taiwan Semiconductor Co.                              262,461           490,906
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)      3,200            32,768
                                                                  -------------
                                                                      1,379,897
                                                                  -------------

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
THAILAND-1.5%
Ratchaburi Electricity Generating Holding
  Public Co., Ltd.                                    299,600     $     370,507
Siam Commercial Bank (a)                              178,000           249,328
                                                                  -------------
                                                                        619,835
                                                                  -------------
TURKEY-1.3%
Dogan Yayin Holding AS                             45,726,656           176,022
Turkiye Is Bankasi                                 94,603,335           384,401
                                                                  -------------
                                                                        560,423
                                                                  -------------
UNITED KINGDOM-10.2%
BP Plc (ADR)                                           55,398           447,964
British Airways Plc (a)                                60,006           249,039
British Sky Broadcast Group Plc (a)                    37,458           470,057
Centrica Plc                                          131,400           494,913
Mersey Docks & Harbor Co.                              25,520           301,799
National Grid Group Plc                               111,153           794,151
Vedanta Resources Plc (a)                              31,674           208,066
Vodafone Group Plc                                    411,207         1,016,625
Wolfson Microelectronics Plc (a)                       46,892           267,855
                                                                  -------------
                                                                      4,250,469
                                                                  -------------
UNITED STATES-3.4%
Affiliated Computer Services, Inc. Cl.A (a)            11,800           642,628
Pfizer, Inc.                                           21,980           776,553
                                                                  -------------
                                                                      1,419,181
                                                                  -------------
Total Common & Preferred Stocks
  (cost $30,562,354)                                                 40,234,972
                                                                  -------------
SHORT-TERM INVESTMENT-3.6%
TIME DEPOSIT-3.6%
State Street Euro Dollar
  0.50%, 1/02/04
  (cost $1,515,000)                                    $1,515         1,515,000
                                                                  -------------
Total Investment Before Security Lending
  Collateral-100.2%
  (cost $32,077,354)                                                 41,749,972
                                                                  -------------
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED*-1.0%
SHORT-TERM INVESTMENT-1.0%
UBS Private Money Market Fund, LLC, 1.01%
  (cost $424,960)                                     424,960           424,960
                                                                  -------------
TOTAL INVESTMENTS-101.2%
  (cost $32,502,314)                                                 42,174,932
Other assets less liabilities-(1.2%)                                   (496,543)
                                                                  -------------
NET ASSETS-100%                                                   $  41,678,389
                                                                  =============

--------------------------------------------------------------------------------
*    See Note E for securities lending information.

(a)  Non-income producing security.

(b)  Illiquid security valued at fair value (see Note A).

     Glossary of Terms:

     ADR - American Depositary Receipt

    GDR - Global Depositary Receipt

    See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value
    (cost $32,502,314--including investment of cash
    collateral for securities loaned of $424,960)              $  42,174,932(a)
  Cash                                                                   765
  Foreign cash, at value (cost $159,499)                             159,014
  Dividends and interest receivable                                   95,804
                                                               -------------
  Total assets                                                    42,430,515
                                                               -------------
LIABILITIES
  Payable for collateral on securities loaned                        424,960
  Payable for capital stock redeemed                                 162,524
  Advisory fee payable                                                33,930
  Distribution fee payable                                             1,498
  Accrued expenses                                                   129,214
                                                               -------------
  Total liabilities                                                  752,126
                                                               -------------
NET ASSETS                                                     $  41,678,389
                                                               =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $       2,562
  Additional paid-in capital                                      40,296,175
  Undistributed net investment income                                 85,457
  Accumulated net realized loss on investment
    and foreign currency transactions                             (8,310,237)
  Net unrealized apppreciation of investments and foreign
    currency denominated assets and liabilities                    9,604,432
                                                               -------------
                                                               $  41,678,389
                                                               =============
CLASS A SHARES
  Net assets                                                   $  34,302,092
                                                               =============
  Shares of capital stock outstanding                              2,107,439
                                                               =============
  Net asset value per share                                    $       16.28
                                                               =============
CLASS B SHARES
  Net assets                                                   $   7,376,297
                                                               =============
  Shares of capital stock outstanding                                454,261
                                                               =============
  Net asset value per share                                    $       16.24
                                                               =============

--------------------------------------------------------------------------------
(a)  Includes securities on loan with a value of $408,500 (see Note E).

     See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $84,496)            $     806,727
  Interest                                                               15,466
                                                                  -------------
  Total investment income                                               822,193
                                                                  -------------
EXPENSES
  Advisory fee                                                          327,976
  Distribution fee -- Class B                                            12,515
  Custodian                                                             211,973
  Administrative                                                         75,000
  Audit                                                                  45,563
  Printing                                                               26,356
  Legal                                                                   7,786
  Transfer agency                                                           947
  Directors' fees and expenses                                              927
  Miscellaneous                                                          13,441
                                                                  -------------
  Total expenses                                                        722,484
                                                                  -------------
  Net investment income                                                  99,709
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                           1,226,529
    Foreign currency transactions                                         2,270
  Net change in unrealized appreciation/depreciation of:
    Investments                                                      11,238,916
    Foreign currency denominated assets and liabilities                 (73,949)
                                                                  -------------
  Net gain on investment and foreign currency transactions           12,393,766
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  12,493,475
                                                                  =============


See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund

_______________________________________________________________________________


                                                   YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2003             2002
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $      99,709    $     206,202
  Net realized gain (loss) on investment
    and foreign currency transactions                1,228,799       (5,043,784)
  Net change in unrealized appreciation/
    depreciation of investments and
    foreign currency denominated assets
    and liabilities                                 11,164,967        3,360,272
                                                 -------------    -------------
  Net increase (decrease) in net assets
    from operations                                 12,493,475       (1,477,310)

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                           (314,453)        (588,448)
    Class B                                            (50,361)         (45,450)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (1,195,358)      (5,646,881)
                                                 -------------    -------------
  Total increase (decrease)                         10,933,303       (7,758,089)

NET ASSETS
  Beginning of period                               30,745,086       38,503,175
                                                 -------------    -------------
  End of period (including undistributed
    net investment income of $85,457 and
    $348,292, respectively)                      $  41,678,389    $  30,745,086
                                                 =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Worldwide Privatization Portfolio (the "Portfolio"), formerly Alliance Worldwide Privatization Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek long-term capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and reimburse additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements were accrued daily and paid monthly.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

Brokerage commissions paid on investment transactions for the year ended December 31, 2003, amounted to $74,728, none of which was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  14,095,833    $  16,810,432
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $  32,572,256
                                                                  -------------
Gross unrealized appreciation                                     $  10,201,561
Gross unrealized depreciation                                          (598,885)
                                                                  -------------
Net unrealized appreciation                                       $   9,602,676
                                                                  =============

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had loaned securities with a value of $408,500 and received cash collateral of $424,960, which was invested in a money market fund as included in the accompanying portfolio of investments. For the year ended December 31, 2003, the Portfolio earned fee income of $11,528 which is included in interest income in the accompanying statement of operations.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              248,320       790,248    $  3,364,408   $   9,494,636
Shares issued in
  reinvestment
  of dividends            24,741        46,702         314,453         588,448
Shares redeemed         (528,562)   (1,544,281)     (6,616,864)    (18,479,919)
                     -----------   -----------    ------------   -------------
Net decrease            (255,501)     (707,331)   $ (2,938,003)  $  (8,396,835)
                     ===========   ===========    ============   =============

CLASS B
Shares sold            1,379,770       620,207    $ 16,268,671   $   7,300,125
Shares issued in
  reinvestment
  of dividends             3,965         3,613          50,361          45,450
Shares redeemed       (1,244,071)     (398,989)    (14,576,387)     (4,595,621)
                     -----------   -----------    ------------   -------------
Net increase             139,664       224,831    $  1,742,645   $   2,749,954
                     ===========   ===========    ============   =============


NOTE G: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                  2003             2002
                                             =============    =============
Distributions paid from:
  Ordinary income                            $     364,814    $     633,898
                                             -------------    -------------
Total taxable distributions                        364,814          633,898
                                             -------------    -------------
Total distributions paid                     $     364,814    $     633,898
                                             =============    =============

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $      85,457
Accumulated capital and other losses                             (8,240,295)(a)
Unrealized appreciation/(depreciation)                            9,534,490(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $   1,379,652
                                                              =============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $8,240,295 of which $934,059 expires in the year 2009 and $7,306,236 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the fund utilized capital loss carryforwards of $1,208,600.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, resulted in a net increase in undistributed net investment income and an increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

WORLDWIDE PRIVATIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.48       $12.18       $15.64       $21.74       $14.81
                                              ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .04          .07(b)       .20(b)       .05(b)      0.15(b)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                         4.91         (.56)       (2.82)       (4.81)        8.00
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net asset
  value from operations                         4.95         (.49)       (2.62)       (4.76)        8.15
                                              ------       ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.15)        (.21)        (.03)        (.12)        (.31)
Distributions from net realized gain
  on investment transactions                      -0-          -0-        (.81)       (1.22)        (.91)
                                              ------       ------       ------       ------       ------
Total dividends and distributions               (.15)        (.21)        (.84)       (1.34)       (1.22)
                                              ------       ------       ------       ------       ------
Net asset value, end of period                $16.28       $11.48       $12.18       $15.64       $21.74
                                              ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (c)                          43.46%       (4.19)%     (17.29)%     (23.00)%      58.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $34,302      $27,136      $37,411      $56,181      $64,059
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              2.17%        1.54%         .95%         .95%         .95%
  Expenses, before waivers and
    reimbursements                              2.17%        1.98%        1.65%        1.43%        1.46%
  Net investment income                          .34%         .61%(b)     1.50%(b)      .29%(b)      .93%(b)
Portfolio turnover rate                           44%          46%          35%          65%          54%


--------------------------------------------------------------------------------
See footnote summary on page 18.

WORLDWIDE PRIVATIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                  CLASS B
                                            ----------------------------------------------------
                                                                                JULY 5, 2000 (d)
                                                    YEAR ENDED DECEMBER 31,            TO
                                            ------------------------------------   DECEMBER 31,
                                                2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.47       $12.17       $15.62       $19.09
                                              ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                 .02          .03(b)       .10(b)      (.04)(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  4.88         (.53)       (2.71)       (3.43)
                                              ------       ------       ------       ------
Net increase (decrease) in net asset
  value from operations                         4.90         (.50)       (2.61)       (3.47)
                                              ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.13)        (.20)        (.03)          -0-
Distributions from net realized gain on
  investment transactions                         -0-          -0-        (.81)          -0-
                                              ------       ------       ------       ------
Total distributions                             (.13)        (.20)        (.84)          -0-
                                              ------       ------       ------       ------
Net asset value, end of period                $16.24       $11.47       $12.17       $15.62
                                              ======       ======       ======       ======
TOTAL RETURN
Total investment return based on net
  asset value (c)                              43.07%       (4.26)%     (17.28)%     (18.43)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $7,376       $3,609       $1,092         $238
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              2.41%        1.79%        1.19%        1.20%(e)
  Expenses, before waivers and
    reimbursements                              2.41%        2.23%        1.93%        1.80%(e)
  Net investment income (loss)                   .13%         .28%(b)      .80%(b)     (.26)%(b)(e)
Portfolio turnover rate                           44%          46%          35%          65%


--------------------------------------------------------------------------------
(a)  Based on average shares outstanding.

(b)  Net of expenses waived or reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distributions.

(e)  Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Worldwide Privatization Portfolio (the "Portfolio"), formerly Alliance Worldwide Privatization Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.), formerly Alliance Variable Products Series Fund, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Worldwide Privatization Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4 , 2004



TAX INFORMATION (unaudited)

For corporate shareholders, 2% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2003 qualifies for the corporate dividends received deduction.

WORLDWIDE PRIVATIZATION PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR., (1) CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

WORLDWIDE PRIVATIZATION PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                      PORTFOLIOS
                                                                                        IN FUND          OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                                  COMPLEX       DIRECTORSHIP
      ADDRESS                              OCCUPATION(S)                              OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                     DURING PAST 5 YEARS                             DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+, 71        Investment adviser and an independent                   116             None
2 Sound View Drive                 consultant. He was formerly Senior
Suite 100                          Manager of Barrett Associates, Inc.,
Greenwich, CT 06830                a registered investment adviser, with
(14)                               which he had been associated since
Chairman of the Board              prior to 1999. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York and,
                                   prior thereto, Chief Investment Officer
                                   of the New York Bank for Savings.

Ruth Block,+, 73                   Formerly Executive Vice President and                    96             None
500 SE Mizner Blvd.                Chief Insurance Officer of The Equitable
Boca Raton, FL 33432               Life Assurance Society of the United States;
(12)                               Chairman and Chief Executive Officer of
                                   Evlico; Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   former Governor at Large National Associ-
                                   ation of Securities Dealers, Inc.

David H. Dievler,+, 74             Independent consultant. Until December                  100             None
P.O. Box 167                       1994, he was Senior Vice President of
Spring Lake, NJ 07762              Alliance Capital Management Corporation
(14)                               ("ACMC") responsible for mutual fund
                                   administration. Prior to joining ACMC in
                                   1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that, he was a Senior Manager
                                   at Price Waterhouse & Co. Member of
                                   American Institute of Certified Public
                                   Accountants since 1953.


WORLDWIDE PRIVATIZATION PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                                      PORTFOLIOS
                                                                                        IN FUND          OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                                  COMPLEX       DIRECTORSHIP
      ADDRESS                              OCCUPATION(S)                              OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                     DURING PAST 5 YEARS                             DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

John H. Dobkin,+, 62               Consultant. Formerly President of Save                   98             None
P.O. Box 12                        Venice, Inc. (preservation organization) from
Annandale, NY 12504                2001-2002, Senior Advisor from June 1999 -
(12)                               June 2000 and President of Historic Hudson
                                   Valley (historic preservation) from December
                                   1989-May 1999. Previously, Director of the
                                   National Academy of Design and during 1988
                                   -1992, Director and Chairman of the Audit
                                   Committee of ACMC.

Clifford L. Michel,+, 64           Senior Counsel of the law firm of Cahill                 97        Placer Dome, Inc.
15 St. Bernard's Road              Gordon & Reindel since February 2001
Gladstone, NJ 07934                and a partner of that firm for more than
(12)                               twenty-five years prior thereto. He is
                                   President and Chief Executive Officer
                                   of Wenonah Development Company
                                    (investments) and a Director of
                                   Placer Dome, Inc. (mining).

Donald J. Robinson,+, 69           Senior Counsel to the law firm of Orrick,                96             None
98 Hell's Peak Road                Herrington & Sutcliffe LLP since prior
WESTON, VT 05161                   to 1999. Formerly a Senior Partner and
(8)                                a member of the Executive Committee
                                   of that firm. He was also a member and
                                   Chairman of the Municipal Securities
                                   Rulemaking Board and a Trustee of the
                                   Museum of the City of New York.


--------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

+  Member of the Audit Committee and the Nominating Committee.

WORLDWIDE PRIVATIZATION PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.



NAME, ADDRESS*                      POSITION(S) HELD                       PRINCIPAL OCCUPATION
   AND AGE                             WITH FUND                           DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since
                                                                    2001; prior thereto, Chief Executive Officer
                                                                    of Sanford C. Bernstein & Co., LLC and its
                                                                    predecessor since prior to 1999.

Edward D. Baker III, 53(1)          Vice President                  Senior Vice President and Chief Investment
                                                                    Officer - Emerging Markets of ACMC**, with
                                                                    which he has been associated since prior to 1999.

Russell Brody, 37                   Vice President                  Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Michael Levy(1)                     Vice President                  Assistant Vice President of ACMC**, with
                                                                    which he has been associated since prior
                                                                    to 1999.

Jean Van de Walle, 44               Vice President                  Senior Vice President of ACMC**, with which
                                                                    he has been associated since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General
                                                                    Counsel of ACMC**, with which he has been
                                                                    associated since prior to 1999.

Mark D. Gersten, 53                 Treasurer And Chief             Senior Vice President of Alliance Global
                                    Financial Officer               Investor Services, Inc. ("AGIS")** and Vice
                                                                    President of AllianceBernstein Investment
                                                                    Research and Management, Inc. ("ABIRM")**,
                                                                    with which he has been associated since prior
                                                                    to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.


--------------------------------------------------------------------------------
(1) Messrs. Baker and Levy are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AGIS and ABIRM are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

SMALL CAP VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 10, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small Cap Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance Capital Management L.P. ("Alliance"), the Portfolio's investment manager, to be undervalued. In selecting securities for the Portfolio, fundamental research is used to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

INVESTMENT RESULTS
Periods Ended December 31, 2003

                                             RETURNS
                                   ---------------------------
                                                     SINCE
                                      1 YEAR       INCEPTION*
                                   ------------   ------------
ALLIANCEBERNSTEIN SMALL CAP
VALUE PORTFOLIO CLASS A               41.26%         15.89%

RUSSELL 2500 INDEX                    45.51%          7.35%


*  The Portfolio's inception date is 5/2/01.

Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio's expenses to 1.20% for Class A and 1.45% for Class B. This waiver extends through the Portfolio's current fiscal year and may be extended by the Advisor for additional one-year terms. Without the waiver, the Portfolio's expenses would have been higher and its performance would have been lower than that shown above.

The unmanaged Russell 2500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a capitalization-weighted index that includes 2,500 small- and mid-cap U.S. Stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Small Cap Value Portfolio.

For the 12-month period ended December 31, 2003, the Portfolio delivered strong absolute returns, but underperformed its benchmark, the Russell 2500 Index, due to both sector and stock selection. Although the Portfolio benefited from overweight positions in the producer durables, oil and technology sectors, and from an underweight position in financial stocks, it suffered from underweighted positions in health care and technology.

Stock selection was strong in some sectors, especially autos and transportation, materials and processing, and producer durables, but weak stock selection concentrated in the health care and technology sectors offset these strengths. In the case of technology, the Portfolio's holdings in telecommunications component companies did not perform as well as other technology companies due to the extended downturn in telecommunications capital spending. In health care, richly valued biotechnology firms dominated index returns. The Portfolio's particular investment style tends to avoid such firms that trade at a premium to the market. By and large, poor relative stock selection traces to disproportionately large returns from the smallest of companies, which are outside the typical purchase range of the Portfolio.

MARKET REVIEW AND INVESTMENT STRATEGY

The Portfolio's absolute performance benefited from a return of investor enthusiasm for stocks. With robust economic growth, and a simultaneous rebound in corporate profits, stocks of all capitalization ranges performed well in 2003. But smaller capitalization companies tended to outperform larger ones as investors sought the greatest leverage to a recovery in profits.

SMALL CAP VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


This trend materially affected the Portfolio's relative returns in that the best performing companies tended to be the smallest. Companies with market capitalizations under $1 billion materially outperformed larger companies. The Portfolio typically limits its investment universe to companies with market values at purchase between $1 and $5 billion, while its benchmark, the Russell 2500 Index, contains members with market values as low as $10 million.

SMALL CAP VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/2/01*-12/31/03


AllianceBernstein Small Cap Value Portfolio Class A: $14,814

Russell 2500 Index: $12,076


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                      AllianceBernstein Small Cap           Russell
                        Value Portfolio Class A           2500 Index
-------------------------------------------------------------------------------
         5/2/01*                $ 10,000                   $ 10,000
       12/31/01                 $ 11,180                   $ 10,097
       12/31/02                 $ 10,487                   $  8,299
       12/31/03                 $ 14,814                   $ 12,076


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Value Portfolio Class A shares (from 5/2/01* to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a capitalization-weighted index that includes 2,500 small- and mid-cap U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Small Cap Value Portfolio.


* Portfolio and benchmark data is from the Portfolio's inception date of 5/2/01.

SMALL CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Fidelity National Financial, Inc.               $   3,199,350           1.8%
-------------------------------------------------------------------------------
Terex Corp.                                         3,104,320           1.8
-------------------------------------------------------------------------------
Universal Health Services, Inc. Cl.B                3,008,320           1.7
-------------------------------------------------------------------------------
ArvinMeritor, Inc.                                  2,894,400           1.7
-------------------------------------------------------------------------------
Harsco Corp.                                        2,892,120           1.7
-------------------------------------------------------------------------------
Cytec Industries, Inc.                              2,860,055           1.7
-------------------------------------------------------------------------------
Vishay Intertechnology, Inc.                        2,853,340           1.6
-------------------------------------------------------------------------------
Universal Corp.                                     2,835,714           1.6
-------------------------------------------------------------------------------
Reliance Steel & Aluminum Co.                       2,696,652           1.6
-------------------------------------------------------------------------------
Deluxe Corp.                                        2,665,785           1.5
                                                -------------          ----
-------------------------------------------------------------------------------
                                                $  29,010,056          16.7%
-------------------------------------------------------------------------------

SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-92.2%
FINANCIAL-17.7%
MAJOR REGIONAL BANKS-5.8%
Banknorth Group, Inc.                                  59,000     $   1,919,270
Hibernia Corp. Cl.A                                    86,300         2,028,913
Popular, Inc.                                          46,000         2,067,240
UnionBanCal Corp.                                      36,900         2,123,226
Whitney Holding Corp.                                  48,000         1,967,520
                                                                  -------------
                                                                     10,106,169
                                                                  -------------
MULTI-LINE INSURANCE-1.9%
Health Net, Inc. (a)                                   33,000         1,079,100
PacifiCare Health Systems, Inc. (a)                    32,800         2,217,280
                                                                  -------------
                                                                      3,296,380
                                                                  -------------
PROPERTY - CASUALTY INSURANCE-2.6%
Fidelity National Financial, Inc.                      82,500         3,199,350
PartnerRe, Ltd.                                        24,000         1,393,200
                                                                  -------------
                                                                      4,592,550
                                                                  -------------
REAL ESTATE INVESTMENT TRUST-2.6%
Avalonbay Communities, Inc.                            16,400           783,920
FelCor Lodging Trust, Inc. (a)                         70,000           775,600
Mack-Cali Realty Corp.                                 20,000           832,400
Post Properties, Inc.                                  74,100         2,068,872
                                                                  -------------
                                                                      4,460,792
                                                                  -------------
SAVINGS AND LOAN-4.8%
Astoria Financial Corp.                                66,100         2,458,920
Commercial Federal Corp.                               70,700         1,888,397
Sovereign Bancorp, Inc.                                85,000         2,018,750
Washington Federal, Inc.                               70,095         1,990,698
                                                                  -------------
                                                                      8,356,765
                                                                  -------------
                                                                     30,812,656
                                                                  -------------
CONSUMER CYCLICALS-14.5%
AUTOS & AUTO PARTS-2.5%
American Axle & Manufacturing Holdings, Inc. (a)       52,000         2,101,840
Dana Corp.                                             57,600         1,056,960
Genuine Parts Co.                                      35,830         1,189,556
                                                                  -------------
                                                                      4,348,356
                                                                  -------------
HOTEL - MOTEL-0.9%
Park Place Entertainment Corp. (a)                    140,000         1,516,200
                                                                  -------------
RETAILERS-7.5%
AutoNation, Inc. (a)                                  114,000         2,094,180
Federated Department Stores, Inc.                      38,000         1,790,940
Foot Locker, Inc.                                     110,000         2,579,500
Group 1 Automotive, Inc. (a)                           51,000         1,845,690
Office Depot, Inc. (a)                                130,000         2,172,300
Zale Corp. (A)                                         47,900         2,548,280
                                                                  -------------
                                                                     13,030,890
                                                                  -------------
TEXTILES/SHOES - APPAREL MFG.-2.4%
Jones Apparel Group, Inc.                              63,700         2,244,151
V. F. Corp.                                            44,500         1,924,180
                                                                  -------------
                                                                      4,168,331
                                                                  -------------
MISCELLANEOUS CONSUMER CYCLICALS-1.2%
Brunswick Corp.                                        67,000         2,132,610
                                                                  -------------
                                                                     25,196,387
                                                                  -------------
CAPITAL EQUIPMENT-13.7%
AUTO TRUCKS - PARTS-4.8%
ArvinMeritor, Inc.                                    120,000         2,894,400
BorgWarner, Inc.                                       21,000         1,786,470
Modine Manufacturing Co.                               64,500         1,740,210
PACCAR, Inc.                                           23,000         1,957,760
                                                                  -------------
                                                                      8,378,840
                                                                  -------------
ELECTRICAL EQUIPMENT-1.4%
Cooper Industries, Ltd. Cl.A                           42,200         2,444,646
                                                                  -------------
MACHINERY-4.8%
Flowserve Corp. (a)                                    94,850         1,980,468
Kennametal, Inc.                                       30,600         1,216,350
Lincoln Electric Holdings, Inc.                        78,000         1,929,720
Terex Corp. (a)                                       109,000         3,104,320
                                                                  -------------
                                                                      8,230,858
                                                                  -------------
MISCELLANEOUS CAPITAL GOODS-2.7%
Parker-Hannifin Corp.                                  36,000         2,142,000
Textron, Inc.                                          45,500         2,596,230
                                                                  -------------
                                                                      4,738,230
                                                                  -------------
                                                                     23,792,574
                                                                  -------------
TECHNOLOGY-10.7%
COMMUNICATION - EQUIP. MFRS.-4.3%
ADC Telecommunications, Inc. (a)                      636,000         1,888,920
Andrew Corp. (a)                                      163,500         1,881,885
Nortel Networks Corp. (a)                             545,100         2,305,773
Tellabs, Inc. (a)                                     157,000         1,323,510
                                                                  -------------
                                                                      7,400,088
                                                                  -------------

SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMPUTERS-1.0%
Western Digital Corp. (a)                             155,000     $   1,827,450
                                                                  -------------
COMPUTER/INSTRUMENTATION-1.2%
Adaptec, Inc. (a)                                     228,100         2,014,123
                                                                  -------------
MISCELLANEOUS INDUSTRIAL TECHNOLOGY-2.2%
Arrow Electronics, Inc. (a)                            21,000           485,940
Avnet, Inc. (a)                                        22,000           476,520
Solectron Corp. (a)                                   107,400           634,734
Tech Data Corp. (a)                                    57,500         2,282,175
                                                                  -------------
                                                                      3,879,369
                                                                  -------------
SEMICONDUCTORS-2.0%
KEMET Corp. (a)                                        49,700           680,393
Vishay Intertechnology, Inc. (a)                      124,600         2,853,340
                                                                  -------------
                                                                      3,533,733
                                                                  -------------
                                                                     18,654,763
                                                                  -------------
COMMODITIES-8.9%
CHEMICALS-4.2%
Crompton Corp.                                        276,200         1,980,354
Cytec Industries, Inc. (a)                             74,500         2,860,055
FMC Corp. (a)                                          70,400         2,402,752
                                                                  -------------
                                                                      7,243,161
                                                                  -------------
CONTAINERS - METAL/GLASS/PAPER-1.1%
Ball Corp.                                             32,000         1,906,240
                                                                  -------------
MISCELLANEOUS METALS-2.6%
Mueller Industries, Inc. (a)                           55,000         1,889,800
Reliance Steel & Aluminum Co.                          81,200         2,696,652
                                                                  -------------
                                                                      4,586,452
                                                                  -------------
PAPER-1.0%
MeadWestvaco Corp.                                     60,660         1,804,635
Temple-Inland, Inc.                                       700            43,869
                                                                  -------------
                                                                      1,848,504
                                                                  -------------
                                                                     15,584,357
                                                                  -------------
UTILITIES-6.4%
ELECTRIC COMPANIES-6.4%
Constellation Energy Group, Inc.                       41,000         1,605,560
Northeast Utilities                                    94,200         1,900,014
OGE Energy Corp.                                       60,100         1,453,819
PNM Resources, Inc.                                    64,200         1,804,020
Puget Energy, Inc.                                     80,800         1,920,616
WPS Resources Corp.                                    51,500         2,380,845
                                                                  -------------
                                                                     11,064,874
                                                                  -------------
NON-FINANCIAL-6.0%
BUILDING MATERIALS-CEMENT-1.5%
Texas Industries, Inc.                                 72,000         2,664,000
                                                                  -------------
BUILDING MATERIAL - HEAT/PLUMBING/
AIR-1.3%
Hughes Supply, Inc.                                    47,000         2,332,140
                                                                  -------------
HOME BUILDING-1.5%
Pulte Homes, Inc.                                      27,100         2,537,102
                                                                  -------------
MISCELLANEOUS BUILDING-1.7%
Harsco Corp.                                           66,000         2,892,120
                                                                  -------------
                                                                     10,425,362
                                                                  -------------
CONSUMER GROWTH-5.8%
DRUGS-0.3%
Nu Skin Enterprises, Inc. Cl.A                         32,000           546,880
                                                                  -------------
HOSPITAL MANAGEMENT-1.7%
Universal Health Services, Inc. Cl.B                   56,000         3,008,320
                                                                  -------------
HOSPITAL SUPPLIES-1.1%
Apogent Technologies, Inc. (a)                         79,600         1,833,984
                                                                  -------------
PUBLISHING-2.7%
Deluxe Corp.                                           64,500         2,665,785
The Readers Digest Association, Inc.                  139,500         2,045,070
                                                                  -------------
                                                                      4,710,855
                                                                  -------------
                                                                     10,100,039
                                                                  -------------
ENERGY-3.9%
COAL-1.2%
Peabody Energy Corp.                                   48,000         2,002,080
                                                                  -------------
OILS - INTEGRATED DOMESTIC-2.7%
Amerada Hess Corp.                                     16,400           871,988
Kerr-McGee Corp.                                       38,300         1,780,567
Valero Energy Corp.                                    45,000         2,085,300
                                                                  -------------
                                                                      4,737,855
                                                                  -------------
                                                                      6,739,935
                                                                  -------------
CONSUMER STAPLES-3.5%
FOODS-3.0%
Corn Products International, Inc.                      52,000         1,791,400
Smithfield Foods, Inc. (a)                             27,800           575,460
Universal Corp.                                        64,200         2,835,714
                                                                  -------------
                                                                      5,202,574
                                                                  -------------

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
RETAIL STORES-FOOD-0.5%
SUPERVALU, Inc.                                        30,000     $     857,700
                                                                  -------------
                                                                      6,060,274
                                                                  -------------
SERVICES-1.1%
MISCELLANEOUS INDUSTRIAL TRANSPORTATION-1.1%
SEACOR SMIT, Inc. (a)                                  45,100         1,895,553
                                                                  -------------
Total Common Stocks
  (cost $132,955,233)                                               160,326,774
                                                                  -------------


                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-7.8%
TIME DEPOSIT-7.8%
State Street Euro Dollar
  0.50%, 1/02/04
  (cost $13,570,000)                                  $13,570     $  13,570,000
                                                                  -------------
TOTAL INVESTMENTS-100.0%
  (cost $146,525,233)                                               173,896,774
Other assets less liabilities-0.0%                                        6,330
                                                                  -------------
NET ASSETS-100%                                                   $ 173,903,104
                                                                  =============


(a)  Non-income producing security.

See Notes to Financial Statements.

SMALL CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $146,525,233)         $ 173,896,774
  Cash                                                                       69
  Receivable for capital stock sold                                     383,766
  Dividends and interest receivable                                     229,203
                                                                  -------------
  Total assets                                                      174,509,812
                                                                  -------------
LIABILITIES
  Payable for capital stock redeemed                                    371,840
  Advisory fee payable                                                  149,030
  Distribution fee payable                                               16,414
  Accrued expenses                                                       69,424
                                                                  -------------
  Total liabilities                                                     606,708
                                                                  -------------
NET ASSETS                                                        $ 173,903,104
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      12,014
  Additional paid-in capital                                        141,595,381
  Undistributed net investment income                                   236,370
  Accumulated net realized gain on investment
    transactions                                                      4,687,798
  Net unrealized appreciation of investments                         27,371,541
                                                                  -------------
                                                                  $ 173,903,104
                                                                  =============
CLASS A SHARES
  Net assets                                                      $  90,948,912
                                                                  =============
  Shares of capital stock outstanding                                 6,277,641
                                                                  =============
  Net asset value per share                                       $       14.49
                                                                  =============
CLASS B SHARES
  Net assets                                                      $  82,954,192
                                                                  =============
  Shares of capital stock outstanding                                 5,735,944
                                                                  =============
  Net asset value per share                                       $       14.46
                                                                  =============


See Notes to Financial Statements.

SMALL CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $3,816)             $   1,629,672
  Interest                                                               36,467
                                                                  -------------
  Total investment income                                             1,666,139
                                                                  -------------
EXPENSES
  Advisory fee                                                        1,091,916
  Distribution fee -- Class B                                           107,903
  Custodian                                                             110,508
  Administrative                                                         75,000
  Audit and legal                                                        68,558
  Printing                                                               35,027
  Transfer agency                                                           947
  Directors' fees and expenses                                              694
  MISCELLANEOUS                                                          24,216
                                                                  -------------
  Total expenses                                                      1,514,769
  Less: expenses waived and reimbursed (see Note B)                     (96,567)
                                                                  -------------
  Net expenses                                                        1,418,202
                                                                  -------------
  Net investment income                                                 247,937
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                        4,696,947
  Net change in unrealized appreciation/depreciation
    of investments                                                   36,071,777
                                                                  -------------
  Net gain on investment transactions                                40,768,724
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  41,016,661
                                                                  =============


See Notes to Financial Statements.

SMALL CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                     2003             2002
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $     247,937    $     569,082
  Net realized gain on investment
    transactions                                     4,696,947        1,432,612
  Net change in unrealized appreciation/
    depreciation of investments                     36,071,777      (10,019,480)
                                                 -------------    -------------
  Net increase (decrease) in net assets
    from operations                                 41,016,661       (8,017,786)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                           (375,698)        (104,339)
    Class B                                           (199,672)         (10,387)
  Net realized gain on investment
    transactions
    Class A                                           (896,307)         (49,686)
    Class B                                           (529,290)          (5,193)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      56,463,493       65,189,261
                                                 -------------    -------------
  Total increase                                    95,479,187       57,001,870

NET ASSETS
  Beginning of period                               78,423,917       21,422,047
                                                 -------------    -------------
  End of period (including undistributed
    net investment income of $236,370 and
    $561,242, respectively)                      $ 173,903,104    $  78,423,917
                                                 =============    =============


See Notes to Financial Statements.

SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Small Cap Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek long-term growth of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 1, 2001. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively.

Effective May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the average daily net assets for Class A and Class B shares, respectively. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2003, the Adviser waived fees in the amount of $21,567.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billlion and .60% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final,

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Because of the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $75,000 for the year ended December 31, 2003.

Brokerage commissions paid on investment transactions for the year ended December 31, 2003, amounted to $201,066, of which $114,816 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  67,884,903    $  22,302,643
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $ 146,528,612
                                                                  =============
Gross unrealized appreciation                                     $  31,321,190
Gross unrealized depreciation                                        (3,953,028)
                                                                  -------------
Net unrealized appreciation                                       $  27,368,162
                                                                  =============


1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to

SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,773,991     5,079,981    $ 21,676,008   $  58,777,847
Shares issued in
  reinvestment of
  dividends and
  distributions          105,912        12,954       1,272,005         154,025
Shares redeemed         (916,018)   (1,664,834)    (10,323,748)    (17,337,964)
                     -----------   -----------    ------------   -------------
Net increase             963,885     3,428,101    $ 12,624,265   $  41,593,908
                     ===========   ===========    ============   =============

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            4,982,506     2,687,037    $ 60,285,362   $  29,520,479
Shares issued in
  reinvestment of
  dividends and
  distributions           60,747         1,307         728,963          15,580
Shares redeemed       (1,489,294)     (537,232)    (17,175,097)     (5,940,706)
                     -----------   -----------    ------------   -------------
Net increase           3,553,959     2,151,112    $ 43,839,228   $  23,595,353
                     ===========   ===========    ============   =============


NOTE F: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                 2003             2002
                                             =============    =============
Distributions paid from:
  Ordinary income                            $   1,591,215    $     164,117
  Net long-term capital gains                      409,752            5,488
                                             -------------    -------------
Total taxable distributions                      2,000,967          169,605
                                             -------------    -------------
Total distributions paid                     $   2,000,967    $     169,605
                                             =============    =============


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Undistributed ordinary income                                 $   1,369,462
Accumulated long-term capital gains                               3,558,085
Unrealized appreciation/(depreciation)                           27,368,162(a)
                                                              -------------
Total accumulated earnings/(deficit)                          $  32,295,709
                                                              =============


(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to the tax character of distributions resulted in a net increase in undistributed net investment income and a decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices

SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                         CLASS A
                                          -------------------------------------
                                                 YEAR ENDED       MAY 2, 2001(a)

                                                 DECEMBER 31,           TO
                                          ------------------------  DECEMBER 31,
                                              2003         2002         2001
                                          -----------  -----------  -----------
Net asset value, beginning of period        $10.46       $11.18       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                   .04          .12          .14
Net realized and unrealized
  gain (loss) on investment
  transactions                                4.23         (.81)        1.04
Net increase (decrease) in net asset
  value from operations                       4.27         (.69)        1.18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.07)        (.02)          -0-
Distributions from net realized gain
  on investment transactions                  (.17)        (.01)          -0-
Total dividends and distributions             (.24)        (.03)          -0-
Net asset value, end of period              $14.49       $10.46       $11.18

TOTAL RETURN
Total investment return based on
  net asset value (d)                        41.26%       (6.20)%      11.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $90,949      $55,592      $21,076
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                            1.20%        1.13%         .95%(e)
  Expenses, before waivers and
    reimbursements                            1.28%        1.41%        2.65%(e)
  Net investment income (c)                    .34%        1.04%        1.99%(e)
Portfolio turnover rate                         21%          28%          12%


See footnote summary on page 18.

SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                         CLASS B
                                          -------------------------------------
                                                YEAR ENDED        MAY 1, 2001(f)
                                                DECEMBER 31,            TO
                                          ------------------------  DECEMBER 31,
                                              2003         2002         2001
                                          -----------  -----------  -----------
Net asset value, beginning of period        $10.46       $11.20       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                   .01          .08          .11
Net realized and unrealized
  gain (loss) on investment
  transactions                                4.22         (.79)        1.09
Net increase (decrease) in net asset
  value from operations                       4.23         (.71)        1.20

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.06)        (.02)          -0-
Distributions from net realized gain
  on investment transactions                  (.17)        (.01)          -0-
Total dividends and distributions             (.23)        (.03)          -0-
Net asset value, end of period              $14.46       $10.46       $11.20

TOTAL RETURN
Total investment return based on
  net asset value (d)                        40.89%       (6.37)%      12.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $82,954      $22,832         $346
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                            1.45%        1.43%        1.20%(e)
  Expenses, before waivers and
    reimbursements                            1.53%        1.70%        3.17%(e)
  Net investment income (c)                    .05%         .74%        2.17%(e)
Portfolio turnover rate                         21%          28%          12%


(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of operations.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Small Cap Value Portfolio (the"Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4, 2004



TAX INFORMATION (unaudited)

For corporate shareholders, 56% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2003 qualifies for the corporate dividends received deduction.

SMALL CAP VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR., CHAIRMAN (1)
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.

SMALL CAP VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                       PORTFOLIOS
                                                                                        IN FUND           OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                                  COMPLEX        DIRECTORSHIP
      ADDRESS                              OCCUPATION(S)                               OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                     DURING PAST 5 YEARS                             DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71        Investment adviser and an independent                   116             None
2 Sound View Drive                 consultant. He was formerly Senior
Suite 100                          Manager of Barrett Associates, Inc., a
Greenwich, CT 06830                registered investment adviser, with which
(14)                               he had been associated since prior to 1999.
Chairman of the Board              He was formerly Deputy Comptroller and
                                   Chief Investment Officer of the State of
                                   New York and, prior thereto, Chief Invest-
                                   ment Officer of the New York Bank for
                                   Savings.

Ruth Block,#, 73                   Formerly Executive Vice President and                    96             None
500 SE Mizner Blvd.                Chief Insurance Officer of The Equitable
Boca Raton, FL 33432               Life Assurance Society of the United States;
(12)                               Chairman and Chief Executive Officer of
                                   Evlico; Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   former Governor at Large National
                                   Association of Securities Dealers, Inc.

David H. Dievler,#, 74             Independent consultant. Until December                  100             None
P.O. Box 167                       1994, he was Senior Vice President of
Spring Lake, NJ 07762              Alliance Capital Management Corporation
(14)                                ("ACMC") responsible for mutual fund
                                   administration. Prior to joining ACMC in
                                   1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that, he was a Senior Manager
                                   at Price Waterhouse & Co. Member of
                                   American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin,#, 62               Consultant.  Formerly President of Save                  98             None
P.O. Box 12                        Venice, Inc. (preservation organization)
Annandale, NY 12504                from 2001-2002, Senior Advisor from June
(12)                               1999-June 2000 and President of Historic
                                   Hudson Valley (historic preservation) from
                                   December 1989-May 1999. Previously,
                                   Director of the National Academy of Design
                                   and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.


SMALL CAP VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



                                                                                       PORTFOLIOS
                                                                                        IN FUND           OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                                  COMPLEX        DIRECTORSHIP
      ADDRESS                              OCCUPATION(S)                               OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                     DURING PAST 5 YEARS                             DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

Clifford L. Michel,#, 64           Senior Counsel of the law firm of Cahill                 97       Placer Dome, Inc.
15 St. Bernard's Road              Gordon & Reindel since February 2001
Gladstone, NJ 07934                and a partner of that firm for more than
(12)                               twenty-five years prior thereto. He is
                                   President and Chief Executive Officer
                                   of Wenonah Development Company
                                   (investments) and a Director of Placer
                                   Dome, Inc. (mining).

Donald J. Robinson,#, 69           Senior Counsel to the law firm of Orrick,                96             None
98 Hell's Peak Road                Herrington & Sutcliffe LLP since prior
Weston, VT 05161                   to 1999. Formerly a senior partner and a
(8)                                member of the Executive Committee of
                                   that firm. He was also a member and
                                   Chairman of the Municipal Securities
                                   Rulemaking Board and a Trustee of the
                                   Museum of the City of New York.



*  THERE IS NO STATED TERM OF OFFICE FOR THE FUND'S DIRECTORS.

#  Member of the Audit Committee and the Nominating Committee.

SMALL CAP VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


 NAME, ADDRESS*                     POSITION(S) HELD                         PRINCIPAL OCCUPATION
    AND AGE                            WITH FUND                             DURING PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since 2001;
                                                                    prior thereto, Chief Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC and its predecessor since prior
                                                                    to 1999.

Thomas J. Bardong, 58               Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Joseph G. Paul, 43(1)               Vice President                  Senior Vice President of ACMC** and Chief
                                                                    Investment Officer - Small Cap Value Equities since
                                                                    2002. He is also Chief Investment Officer of Advanced
                                                                    Value at ACMC** since October 2000 and held the
                                                                    same position at Sanford C. Bernstein & Co., Inc. since
                                                                    prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General Counsel of
                                                                    ACMC**, with which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global Investor
                                    Financial Officer               Services, Inc. ("AGIS")** and Vice President of
                                                                    AllianceBernstein Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with which he has
                                                                    been associated since prior to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has been
                                                                    associated since prior to 1999.



(1) Mr. Paul is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS, and ABIRM are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                                ALLIANCEBERNSTEIN
                      ------------------------------------
                                VARIABLE PRODUCTS
                      ------------------------------------
                                   SERIES FUND
                      ------------------------------------
                                ALLIANCEBERNSTEIN
                      ------------------------------------
                                    AMERICAS
                      ------------------------------------
                                GOVERNMENT INCOME
                      ------------------------------------
                                    PORTFOLIO
                      ------------------------------------






                                  ANNUAL REPORT
                                DECEMBER 31, 2003

                      Investment Products Offered
                      ============================
                      > Are Not FDIC Insured
                      > May Lose Value
                      > Are Not Bank Guaranteed
                      ============================


This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

AMERICAS GOVERNMENT
INCOME PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 4, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Americas Government Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio invests in government securities denominated in local currency and U.S. dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. dollar.



   INVESTMENT RESULTS
   Periods Ended December 31, 2003

                                 Returns
                                              Since
                       1 Year    5 Years   Inception*
                     ---------  --------    ---------
   AllianceBernstein
   Americas Government
   Income Portfolio
   Class A              7.35%     8.60%      8.53%

   Lehman Brothers
   Aggregate Bond
   Index                4.10%     6.62%      7.62%

   Lehman Brothers
   Intermediate-Term
   Government Bond
   Index                2.29%     6.18%      6.84%

 * The Portfolio's Class A share inception date is 5/3/94.

    Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

   The unmanaged Lehman Brothers (LB) Aggregate Bond Index and the unmanaged
   LB Intermediate-Term Government Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10- year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Americas Government Income Portfolio.

During the 12-month period ended December 31, 2003, the Portfolio outperformed both of its benchmarks, the LB Aggregate Bond Index and the LB Intermediate-Term Government Bond Index. The Portfolio took advantage of the further weakening of the U.S. dollar with advantageous trades versus the Canadian dollar. The Canadian dollar was one of the top performing currencies in 2003, appreciating 22% from the beginning of 2003 from 1.57 C$/US$ to 1.31 C$/U$ at year-end. The Portfolio's holdings of Mexican peso denominated debt also helped performance. For the annual period, Mexican bonds gained 6.74% in unhedged dollar terms versus 9.83% in hedged U.S. dollar terms. Thus, our decision to hedge most of the foreign currency for most of the year proved beneficial. While the Portfolio's longer duration U.S. government holdings added to relative performance in the first half of the year, a brightening economic outlook dampened government holdings in the second half. For the year, Treasuries posted the weakest returns at 2.24%, with mortgage-backed securities slightly higher at 3.07%, as measured by the LB Aggregate Bond Index.

MARKET REVIEW AND INVESTMENT STRATEGY
During the annual period, we increased the Portfolio's position in Canadian government securities. The Bank of Canada hiked rates 50 basis points in the first half of the year only to cut them by 50 basis points in the second half, which was due to disappointing third quarter gross domestic product growth, declining exports and a strengthening Canadian dollar. In addition, the Canadian economy has struggled to accommodate the 22% appreciation in the Canadian dollar for the year. While the appreciation was expected, the rate at which

AMERICAS GOVERNMENT
INCOME PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================


the Canadian dollar advanced greatly exceeded forecasts. The currency appreciation has weakened key pillars that supported the strong economic performance of the preceding two years: productivity and the price of labor.

We maintained the Portfolio's diversification in U.S. government securities with positions in Federal National Mortgage Association 30-year mortgage securities and Treasury Inflation Protected Securities (TIPS). We took advantage of coupon and attractive carry of U.S. mortgage securities, while the Portfolio's position in TIPS protected against market volatility. We decreased the Portfolio's holdings in Mexico as a result of stalled growth due to poor external demand, which was mainly from the U.S., and loss of competitiveness in Mexico's manufacturing sector.

AMERICAS GOVERNMENT
INCOME PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/3/94* - 12/31/03



AllianceBernstein Americas Government Income Portfolio Class A: $22,063

Lehman Brothers Aggregate Bond Index: $20,331

Lehman Brothers Intermediate-Term Government Bond Index: $18,943


          [TABLE BELOW REPRESENTS MOUNTAIN CHART IN PRINTED MATERIAL.]


             AllianceBernstein                              Lehman Brothers
            Americas Government       Lehman Brothers       Intermediate-Term
         Income Portfolio Class A   Aggregate Bond Index  Government Bond Index
--------------------------------------------------------------------------------
  5/3/94*       $10,000                  $10,000                $10,000
12/31/94        $ 8,790                  $10,083                $10,087
12/31/95        $10,786                  $11,946                $11,540
12/31/96        $12,803                  $12,379                $12,009
12/31/97        $14,035                  $13,575                $12,937
12/31/98        $14,605                  $14,754                $14,034
12/31/99        $15,905                  $14,633                $14,103
12/31/00        $17,876                  $16,334                $15,580
12/31/01        $18,517                  $17,713                $16,891
12/31/02        $20,552                  $19,530                $18,519
12/31/03        $22,063                  $20,331                $18,943


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Americas Government Portfolio Class A shares (from 5/3/94* to 12/31/03) as compared to the performance of appropriate broad-based indices. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index and the unmanaged LB Intermediate-Term Government Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10- year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Americas Government Income Portfolio.


--------------------------------------------------------------------------------
* Portfolio and benchmark data are from the Portfolio's inception date of 5/3/94.

AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003               AllianceBernstein Variable Products Series Fund
================================================================================


                             Principal
                              Amount
                               (000)    U.S. $ Value
----------------------------------------------------
LONG-TERM
   INVESTMENTS-97.6%
CANADA-11.9%
GOVERNMENT/AGENCY
   OBLIGATIONS-11.9%
Government of Canada
   6.00%, 6/01/11 (a)... CAD     1,460 $   1,240,472
   8.00%, 6/01/27 (a)...         2,675     2,850,649
   8.75%, 12/01/05 (a)..         1,414     1,213,129
   10.25%, 3/15/14 (a)..         2,090     2,343,643
Province of Ontario
   6.10%, 12/02/11 (a)..           300       253,139
                                       -------------
Total Canadian Securities
   (cost $6,162,953)....                   7,901,032
                                       -------------
CHILE-4.2%
GOVERNMENT/AGENCY
   OBLIGATIONS-4.2%
Chile BCP
   8.00%, 9/01/07 (a)... CLP 1,070,000     2,020,279
   8.00%, 7/01/08 (a)...       380,000       730,436
                                       -------------
Total Chile Securities
   (cost $2,183,568)....                   2,750,715
                                       -------------
MEXICO-21.8%
GOVERNMENT/AGENCY
   OBLIGATIONS-21.8%
Mexican Government Bonds
   9.00%, 12/24/09 (a).. MXP    23,662     2,169,699
   9.00%, 12/20/12 (a)..        82,297     7,459,278
   9.50%, 3/08/07 (a)...         9,600       919,969
   10.50%, 7/14/11 (a)..        39,365     3,896,959
                                       -------------
Total Mexican Securities
   (cost $14,859,118)...                  14,445,905
                                       -------------
UNITED STATES-59.7%
GOVERNMENT/AGENCY
OBLIGATIONS-17.6%
Federal Home Loan
   Mortgage Corp.
   3.625%, 9/15/08
   (a).................. US$     5,800     5,844,648
Federal National Mortgage
Association
   5.375%, 11/15/11 (a).         5,000     5,334,395
   7.00%, 3/01/32 (a)...           414       438,130
Government National
   Mortgage Association
   9.00%, 9/15/24 (a)...            17        18,440
                                       -------------
                                          11,635,613
                                       -------------
U.S. TREASURY
SECURITIES-42.1%
U.S. Treasury Bonds
   3.375%,  4/15/32 (TIPS) (a)   3,127     3,865,227
   6.125%, 8/15/29 (a)..         1,400     1,586,923
   8.125%, 8/15/19 (a)(b)        2,000     2,702,188
U.S. Treasury Notes
   1.875%, 7/15/13 (TIPS) (a)      724       719,278
   2.00%, 5/15/06 (a)...         2,000     2,001,016
   4.25%, 1/15/10 (TIPS) (a)     3,233     3,759,490
   4.25%, 8/15/13 (a)(c)         3,070     3,074,798
   4.875%, 2/15/12 (a)..           850       900,470
U.S. Treasury Strips
   0.00%, 5/15/13 (a)...         3,500     2,306,398
   0.00%, 2/15/16 (a)...         2,500     1,386,933
   0.00%, 11/15/21 (a)..        14,700     5,613,121
                                       -------------
                                          27,915,842
                                       -------------
Total United States
   Securities
   (cost $37,519,894)...                  39,551,455
                                       -------------
TOTAL
INVESTMENTS-97.6%
   (cost $60,725,533)...                  64,649,107
Other assets less
   liabilities-2.4%.....                   1,599,487
                                       -------------
NET ASSETS-100%.........               $  66,248,594
                                       =============



FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                                              U.S. $
                                          Contract           Value on            U.S. $           Unrealized
                                           Amount           Origination         Current          Appreciation/
                                            (000)              Date               Value         (Depreciation)
                                      ----------------   ----------------   ----------------   ----------------
Buy Contract
------------
Mexican Peso, settling 3/16/04              36,846          $3,289,864         $3,244,864          $(45,000)

Sale Contracts
--------------
Canadian Dollar, settling 1/28/04            6,529           4,880,085          5,045,615          (165,530)
Chilean Peso, settling 2/23/04           1,522,660           2,536,077          2,569,891           (33,814)
Mexican Peso, settling 1/23/04              15,135           1,340,804          1,342,546            (1,742)
Mexican Peso, settling 3/16/04             115,413          10,190,078         10,163,779            26,299


                                 AllianceBernstein Variable Products Series Fund
================================================================================

FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                                                  Value at
                             Number of        Expiration        Original        December 31,      Unrealized
           Type              Contracts           Month            Value             2003         Depreciation
-----------------------  ----------------  ---------------  ----------------  ---------------   ---------------
U.S. Treasury Note
10 Year Futures                 15             Mar 2004         $1,675,078       $1,683,984        $ (8,906)


REVERSE REPURCHASE AGREEMENT (see Note D)

          Broker                     Interest Rate       Maturity          Amount
-----------------------           ----------------  ---------------  ----------------
Greenwich Capital Markets, Inc.           .85%           01/05/04         $ 2,337,430


--------------------------------------------------------------------------------

(a) Positions, or portion thereof, with an aggregate market value of $62,037,551 have been segregated to collateralize forward exchange currency contracts.

(b) Position, with a market value of $270,219 has been segregated to collateralize margin requirements for open futures contracts.

(c) Position, with a market value of $2,341,337 has been segregated to collateralize the reverse repurchase agreement.

    Currency Abbreviations:

   CAD  - Canadian Dollar     CLP -Chilean Peso
   MXP  - Mexican Peso        US$ -United States Dollar

   Glossary:

   TIPS - Treasury Inflation Protected Security

   See Notes to Financial Statements.

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================



ASSETS
   Investments in securities, at value (cost $60,725,533)...................................    $   64,649,107
   Cash.....................................................................................         1,504,069
   Dividends and interest receivable........................................................         1,120,817
   Receivable for capital stock sold........................................................           291,432
   Receivable for forward exchange currency contract........................................         1,333,691
   Unrealized appreciation of forward exchange currency contracts...........................            26,299
                                                                                                --------------
   Total assets.............................................................................        68,925,415
                                                                                                --------------
LIABILITIES
   Payable for reverse repurchase agreement.................................................         2,337,430
   Unrealized depreciation of forward exchange currency contracts...........................           246,086
   Advisory fee payable.....................................................................            36,620
   Administrative fee payable...............................................................            18,776
   Payable for variation margin on futures contracts........................................             2,344
   Distribution fee payable.................................................................             1,127
   Accrued expenses.........................................................................            34,438
                                                                                                --------------
   Total liabilities........................................................................         2,676,821
                                                                                                --------------
NET ASSETS..................................................................................    $   66,248,594
                                                                                                ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par....................................................................    $        5,092
   Additional paid-in capital...............................................................        60,644,242
   Undistributed net investment income......................................................         3,005,815
   Accumulated net realized loss on investment and foreign currency transactions............        (1,093,946)
   Net unrealized appreciation of investments and foreign currency denominated assets
     and liabilities........................................................................         3,687,391
                                                                                                --------------
                                                                                                $   66,248,594
                                                                                                ==============
Class A Shares
   Net assets...............................................................................    $   60,550,323
                                                                                                ==============
   Shares of capital stock outstanding......................................................         4,654,400
                                                                                                ==============
         Net asset value per share.. .......................................................    $        13.01
                                                                                                ==============
Class B Shares
   Net assets...............................................................................    $    5,698,271
                                                                                                ==============
   Shares of capital stock outstanding......................................................           438,007
                                                                                                ==============
   Net asset value per share................................................................    $        13.01
                                                                                                ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003     AllianceBernstein Variable Products Series Fund
================================================================================


INVESTMENT INCOME
   Interest.................................................................................    $    4,229,213
                                                                                                --------------
EXPENSES
   Advisory fee.............................................................................           477,054
   Distribution fee--Class B................................................................             8,041
   Custodian................................................................................           128,655
   Administrative...........................................................................            75,000
   Audit....................................................................................            35,240
   Printing.................................................................................            22,321
   Legal....................................................................................             8,937
   Directors' fees and expenses.............................................................             1,132
   Transfer agency..........................................................................               947
   Miscellaneous............................................................................            12,588
                                                                                                --------------
   Total expenses before interest...........................................................           769,915
   Interest expense.........................................................................               865
                                                                                                --------------
   Total expenses...........................................................................           770,780
                                                                                                --------------
   Net investment income....................................................................         3,458,433
                                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investment transactions................................................................         2,368,783
     Written options........................................................................           127,419
     Futures  ..............................................................................            82,992
     Foreign currency transactions..........................................................        (1,315,623)
   Net change in unrealized appreciation/depreciation of:
     Investments............................................................................           671,490
     Written options........................................................................             2,303
     Futures................................................................................            (8,906)
     Foreign currency denominated assets and liabilities....................................          (241,989)
                                                                                                --------------
   Net gain on investment and foreign currency transactions.................................         1,686,469
                                                                                                --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................................    $    5,144,902
                                                                                                ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                 AllianceBernstein Variable Products Series Fund
================================================================================


                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2003               2002
                                                                            ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $    3,458,433     $    3,233,169
   Net realized gain on investment and foreign currency transactions....          1,263,571            472,139
   Net change in unrealized appreciation/depreciation of investments and
     foreign currency denominated assets and liabilities................            422,898          2,504,526
                                                                             --------------     --------------
   Net increase in net assets from operations...........................          5,144,902          6,209,834
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A............................................................         (3,245,231)        (3,128,359)
     Class B ...........................................................           (143,433)                -0-
   Net realized gain on investment transactions
     Class A............................................................                 -0-          (293,014)
     Class B............................................................                 -0-                -0-
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease)..............................................         (8,050,736)        18,609,079
                                                                             --------------     --------------
   Total increase (decrease)............................................         (6,294,498)        21,397,540
NET ASSETS
   Beginning of period..................................................         72,543,092         51,145,552
                                                                             --------------     --------------
   End of period (including undistributed net investment income of
     $3,005,815 and $3,247,656, respectively)...........................     $   66,248,594     $   72,543,092
                                                                             ==============     ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================


NOTE A: Significant Accounting Policies
The AllianceBernstein Americas Government Income Portfolio (the "Portfolio"), formerly Alliance Americas Government Income Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc., (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance Capital Management L.P., considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the government of the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding States of the United States), agencies, instrumentalities or authorities. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements
It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser, an investment advisory fee at an annual rate of .65 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and reimburse additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements were accrued daily and paid monthly.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                                                Purchases            Sales
                                                                            ----------------   ----------------
Investment securities (excluding U.S. government securities)............     $   19,925,621     $   19,782,661
U.S. government securities..............................................         30,653,932         34,266,558

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options, futures and foreign currency transactions) are as follows:

Cost........................................................................................    $   60,725,533
                                                                                                ==============
Gross unrealized appreciation...............................................................    $    4,721,197
Gross unrealized depreciation...............................................................          (797,623)
                                                                                                --------------
Net unrealized appreciation.................................................................    $    3,923,574
                                                                                                ==============

1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                     AllianceBernstein Variable Products Series Fund
================================================================================


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 2003 were as follows:

                                                                                Number of          Premiums
                                                                                Contracts          Received
                                                                            ----------------   ----------------
Options oustanding at beginning of the period...........................         12,850,000     $       30,772
Options written.........................................................        126,963,200            136,670
Options expired.........................................................       (101,652,500)          (110,793)
Options terminated in closing purchase transactions.....................        (38,160,700)           (56,649)
                                                                             --------------     --------------
Options outstanding at December 31, 2003................................                 -0-    $           -0-
                                                                             ==============     ==============

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

On December 31, 2003, the Portfolio had entered into a reverse repurchase agreement in the amount of $2,337,375 with an interest rate of .85%.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had no securities on loan. For the year ended December 31, 2003, the Portfolio earned fee income of $6,473,which is included in interest income in the accompanying statement of operations.

NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                       =========================================================================
                                                    Shares                                Amount
                                       =========================================================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2003               2002               2003               2002
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold.......................            948,584          2,480,537     $   12,158,631     $   30,440,728
Shares issued in reinvestment
   of dividends and distributions.            242,725            292,175          3,245,231          3,421,374
Shares redeemed...................         (2,252,158)        (1,261,323)       (28,915,805)       (15,485,422)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........         (1,060,849)         1,511,389     $  (13,511,943)    $   18,376,680
                                       ==============     ==============     ==============     ==============

                                         Year Ended       July 22, 2002*       Year Ended       July 22, 2002*
                                        December 31,      to December 31,     December 31,      to December 31,
                                            2003               2002               2003               2002
                                      ----------------   ----------------   ----------------   ----------------
Class B
Shares sold.......................            557,837             22,560     $    7,212,518     $      281,846
Shares issued in reinvestment
   of dividends and distributions.             10,720                 -0-           143,433                 -0-
Shares redeemed...................           (149,149)            (3,961)        (1,894,744)           (49,447)
                                       --------------     --------------     --------------     --------------
Net increase......................            419,408             18,599     $    5,461,207     $      232,399
                                       ==============     ==============     ==============     ==============


NOTE G: Risks Involved in Investing in the Portfolio
Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


--------------------------------------------------------------------------------
* Commencement of distribution.

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

================================================================================
                                            2003              2002
                                      ----------------   ----------------
Distributions paid from:
   Ordinary income................    $     3,388,664    $     3,178,792
   Net long-term capital gains....                 -0-           242,581
                                      ---------------    ---------------
Total taxable distributions.......          3,388,664          3,421,373
                                      ---------------    ---------------
Total distributions paid..........    $     3,388,664    $     3,421,373
                                      ===============    ===============

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income...........................   $     3,057,376
Accumulated capital and other losses....................        (1,102,852)(a)
Unrealized appreciation/(depreciation)..................         3,882,270
                                                           ---------------
Total accumulated earnings/(deficit)....................   $     5,836,794
                                                           ---------------

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $1,102,852, all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $1,560,864.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, the tax character of paydown losses, and the difference between book and tax amortization methods for premiums, resulted in a net decrease in undistributed net investment income and a decrease in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 ============================================================
                                                                            Class A
                                                 ============================================================
                                                                    Year Ended December 31,
                                                 ------------------------------------------------------------
                                                    2003         2002       2001(a)       2000        1999
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period...........    $12.65       $12.17      $12.72       $12.42      $12.55
                                                   ------       ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment income (b)......................       .61          .67(c)      .92(c)      1.08(c)     1.22(c)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions................................       .34          .61        (.43)         .37        (.16)
                                                   ------       ------      ------        -----      ------
Net increase in net asset value from operations       .95         1.28         .49         1.45        1.06
                                                   ------       ------      ------       ------      ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income...........      (.59)        (.73)       (.91)        (.96)      (1.05)
Distributions from net realized gain on investment
transactions...................................        -0-        (.07)       (.13)        (.19)       (.14)
                                                   ------       ------      ------        -----       ------
Total dividends and distributions..............      (.59)        (.80)      (1.04)       (1.15)      (1.19)
                                                   ------       ------      ------       -----       ------
Net asset value, end of period.................    $13.01       $12.65      $12.17       $12.72      $12.42
                                                   ======       ======      ======       =====       ======
Total Return
------------
Total investment return based on net asset
    value (d)..................................      7.35%       10.99%       3.59%       12.39%       8.90%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)......   $60,550      $72,307     $51,146      $33,154     $29,411
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.      1.04%         .93%        .95%        .95%         .95%
   Expenses, before waivers and reimbursements.      1.04%        1.05%       1.15%       1.24%        1.20%
   Net investment income.......................      4.75%        5.45%(c)    7.35%(c)    8.68%(c)     9.91%(c)
Portfolio turnover rate........................        73%          60%         57%          0%           6%



--------------------------------------------------------------------------------
See footnote summary on page 17.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                     ================================
                                                                                                  Class B
                                                                                     ================================
                                                                                                    July 22, 2002 (e)
                                                                                       Year Ended         to
                                                                                      December 31,    December 31,
                                                                                           2003            2002
                                                                                      -----------   --------------
Net asset value, beginning of period..............................................       $12.67           $12.04
                                                                                         ------           ------
Income From Investment Operations
---------------------------------
Net investment income (b).........................................................          .57              .42(c)
Net realized and unrealized gain on investment and foreign currency transactions..          .36              .21
                                                                                          -----           ------
Net increase in net asset value from operations...................................          .93              .63
                                                                                          -----           ------
Less: Dividends
---------------
Dividends from net investment income..............................................         (.59)              -0-
                                                                                         ------           ------
Net asset value, end of period....................................................       $13.01           $12.67
                                                                                         ======           ======
Total Return
------------
Total investment return based on net asset value (d)..............................         7.18%            5.23%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted).........................................       $5,698             $236
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....................................         1.30%            1.36%(f)
   Expenses, before waivers and reimbursements....................................         1.30%            1.48%(f)
   Net investment income..........................................................         4.42%            4.72%(c)(f)
Portfolio turnover rate...........................................................           73%              60%




--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change was to decrease net investment income per share by $.04, increase net realized and unrealized
    (loss) on investments per share by $.04, and decrease the ratio of net investment income to average net assets from 7.61% to 7.35%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Commencement of distribution.

(f) Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS             AllianceBernstein Variable Products Series Fund
================================================================================


To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Americas Government Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Americas Government Income Portfolio, formerly the Americas Government Income Portfolio, (the "Portfolio"), (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Product Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Americas Government Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young
-----------------


New York, New York
February 4, 2004

AMERICAS GOVERNMENT
INCOME PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS
William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
Clifford L. Michel (1)
Donald J. Robinson (1)



CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

AMERICAS GOVERNMENT
INCOME PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+, 71      Investment adviser and an independent         116               None
2 Sound View Drive               consultant. He was formerly Senior Manager
Suite 100                        of Barrett Associates, Inc., a registered invest-
Greenwich, CT 06830              ment adviser, with which he had been associ-
(14)                             ated since prior to 1999. He was formerly
Chairman of the Board            Deputy Comptroller and Chief Investment
                                 Officer of the State of New York and, prior
                                 thereto, Chief Investment Officer of the
                                 New York Bank for Savings.

Ruth Block,+, 73                 Formerly Executive Vice President  and        96                None
500 SE Mizner Blvd.              Chief Insurance Officer of The Equitable
Boca Raton, FL 33432             Life Assurance Society of the United States;
(12)                             Chairman and Chief Executive Officer of
                                 Evlico; Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty chemicals),
                                 Tandem Financial Group and Donaldson,
                                 Lufkin & Jenrette Securities Corporation;
                                 former Governor at Large National Associ-
                                 ation of Securities Dealers, Inc.

David H. Dievler,+, 74           Independent consultant. Until December        100               None
P.O. Box 167                     1994, he was Senior Vice President of
Spring Lake, NJ 07762            Alliance Capital Management Corporation
(14)                             ("ACMC") responsible for mutual fund
                                 administration. Prior to joining ACMC in
                                 1984, he was Chief Financial Officer of
                                 Eberstadt Asset Management since 1968.
                                 Prior to that, he was a Senior Manager at
                                 Price Waterhouse & Co.  Member of
                                 American Institute of Certified Public
                                 Accountants since 1953.

                                       20



AMERICAS GOVERNMENT
INCOME PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================

                                                                           PORTFOLIOS
                                                                             IN FUND            OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,+, 62             Consultant. Formerly President of Save        98                None
P.O. Box 12                      Venice, Inc. (preservation organization)
Annandale, NY 12504              from 2001 - 2002, Senior Advisor from June
(12)                             1999 - June 2000 and President of Historic
                                 Hudson Valley (historic preservation) from
                                 December 1989 - May 1999. Previously,
                                 Director of the National Academy of Design
                                 and during 1988 - 1992, Director and
                                 Chairman of the Audit Committee of
                                 ACMC.

Clifford L. Michel,+, 64         Senior Counsel of the law firm of Cahill      97          Placer Dome, Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(12)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company (invest-
                                 ments) and a Director of Placer Dome,
                                 Inc. (mining).

Donald J. Robinson,+, 69         Senior Counsel to the law firm of Orrick,     96                None
98 Hell's Peak Road              Herrington & Sutcliffe LLP since prior
Weston, VT 05161                 to 1999. Formerly a senior partner and a
(8)                              member of the Executive Committee of that
                                 firm. He was also a member and Chairman
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of
                                 the City of New York.


---------------------------------------------------------------------------
** There is no stated term of office for the Fund's Directors.

+ Member of the Audit Committee and the Nominating Committee.

AMERICAS GOVERNMENT
INCOME PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================


Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                President                    Executive Vice President of Alliance Capital Management Corporation
                                                              ("ACMC")** since 2001; prior thereto, Chief Executive Officer of
                                                              Sanford C. Bernstein & Co., LLC and its predecessor since prior to
                                                              1999.

Kathleen A. Corbet, 44           Senior Vice President        Executive Vice President of ACMC**, with which she has been associated since prior to 1999.

Paul J. DeNoon, 41(1)            Vice President               Senior Vice President of ACMC** with which he has been associated since prior to 1999.

Michael Mon, 34(1)               Vice President               Vice President of ACMC, with which he has been associated since June
                                                              1999. Prior thereto he was a Portfolio Manager at Brundage, Story and
                                                              Rose since prior to 1999.

Douglas J. Peebles, 38(1)        Vice President               Senior Vice President of ACMC**, with which he has been associated since prior to 1999.

Jeffrey L. Phlegar, 37           Vice President               Senior Vice President of ACMC**, with which he has been associated since prior to 1999.

Mark R. Manley, 41               Secretary                    Senior Vice President and Acting General Counsel of ACMC**, with which he has been associated since prior to 1999.

Mark D. Gersten, 53              Treasurer and Chief          Senior Vice President of Alliance Global Investor Services, Inc.
                                 Financial Officer            ("AGIS")** and Vice President of AllianceBernstein Investment
                                                              Research and Management, Inc. ("ABIRM")**, with which he has been associated since prior to 1999.

Thomas R. Manley, 52             Controller                   Vice President of ACMC**, with which he has been associated since prior to 1999.

------------------------------------------------------------------------------------------------------------------------------------


(1) Messrs. DeNoon, Mon and Peebles are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, ABIRM and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

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


                     (This page left intentionally blank.)

                     (This page left intentionally blank.)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund

_______________________________________________________________________________

LETTER TO INVESTORS

February 2, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests primarily in sovereign debt obligations of developing countries, and may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed income securities. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (I.E., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative with regards to the issuer's capacity to pay interest and repay principal. The Portfolio's investments will be U.S. dollar denominated.

INVESTMENT RESULTS
Periods Ended December 31, 2003

                                                      RETURNS
                                      ---------------------------------------
                                                                    SINCE
                                         1 YEAR       5 YEARS     INCEPTION*
                                      -----------   -----------   -----------
ALLIANCEBERNSTEIN GLOBAL DOLLAR
GOVERNMENT PORTFOLIO CLASS A             33.41%        19.50%        13.02%

J.P. MORGAN EMERGING MARKETS
BOND INDEX PLUS                          28.82%        16.30%        15.30%


*  The Portfolio's Class A share inception date is 5/2/94.

Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) does not reflect fees and expenses associated with the active management of a mutual fund Portfolio. The Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Dollar Government Portfolio.

The Portfolio outperformed its benchmark, the JPM EMBI+ for the 12-month period ended December 31, 2003. The Portfolio benefited versus the benchmark from both its country and security selection.

For the annual reporting period, the Portfolio's allocation to Brazil was the primary contributor to absolute and relative performance. Brazil was the second best performer within the JPM EMBI+, returning 68.96% for the period. The Portfolio's underweighted country exposure to Mexico also contributed positively to performance. In addition, the positioning in Uruguayan and Venezuelan debt helped the Portfolio to outperform the Index. Both Uruguay and Venezuela conducted debt exchanges during this period that significantly improved the maturity structure of their external debt. In addition, Venezuelan bonds have been supported by strong oil prices. Uruguay is not part of the JPM EMBI+.

MARKET REVIEW AND INVESTMENT STRATEGY

The emerging debt market benefited as a result of a very favorable world financial environment in which the average central-bank policy rate declined 100 basis points to just 2.65%. Additionally, supply was very limited while investor demand remained strong and global liquidity levels remained supportive. The emerging market debt class, as represented by JPM EMBI+, returned a strong 28.82% for the annual period ended December 31, 2003. Latin countries outperformed non-Latin countries, posting returns of 35.38% and 20.28%, respectively. All countries represented within the Index posted positive returns. Top performing countries included Ecuador at 101.48%, Brazil at 68.96%, Nigeria at 40.88%, Venezuela at 38.16% and Turkey at 30.44%, while Peru at 26.92%, Russia at 22.38% and Colombia at 19.65% lagged the Index.

We increased the Portfolio's exposure to Brazil early in the reporting period as President Lula exceeded his expectations in his ability to push forward crucial tax and social security reforms. We decreased the Portfolio's holdings in Mexico as a result of stalled growth due to poor external demand--mainly from the U.S. and loss of competitiveness in Mexico's manufacturing sector. With the support of the International Monetary Fund (IMF), Uruguay announced an aggressive plan to swap its out-

GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


standing debt for longer maturity securities early in the second quarter. After this announcement, we increased the Portfolio's Uruguayan holdings, a tactic that proved beneficial to the Portfolio. Russia, which is approximately 20% of the JPM EMBI+, was granted investment grade status in October by Moody's Investors Service, raising the country's ratings two notches to Baa3. We maintained a large position in Russian sovereign debt as credit statistics continued to improve. We increased the Portfolio's holdings in Peru as this country's economy continues to expand at a strong rate and inflation remains low and trending downward, resulting in above budget real revenue increases. Late in the reporting period, Standard & Poor's raised Turkey's rating from B to B+, attributing this upgrade to the excellent monetary policy of the Central Bank since 2001, the government's efforts to comply with targets set by the IMF and its resolve to implement reforms. We also added to the Portfolio's position in Turkey.

GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/2/94* - 12/31/03


AllianceBernstein Global Dollar Government Portfolio Class A: $32,654

J.P. Morgan Emerging Markets Bond Index Plus: $39,576


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                           AllianceBernstein             J.P. Morgan
                              Global Dollar            Emerging Markets
                           Government Portfolio         Bond Index Plus
-------------------------------------------------------------------------------
         5/2/94                 $ 10,000                   $ 10,000
       12/31/94                 $  9,840                   $ 10,882
       12/31/95                 $ 12,101                   $ 13,796
       12/31/96                 $ 15,115                   $ 19,218
       12/31/97                 $ 17,115                   $ 21,720
       12/31/98                 $ 13,400                   $ 18,603
       12/31/99                 $ 16,894                   $ 23,435
       12/31/00                 $ 19,269                   $ 27,106
       12/31/01                 $ 21,075                   $ 26,892
       12/31/02                 $ 24,476                   $ 30,721
       12/31/03                 $ 32,654                   $ 39,576


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Dollar Government Portfolio Class A shares (from 5/2/94* to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Dollar Government Portfolio.


* Portfolio and benchmark data are from the Portfolio's inception date of 5/2/94.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-80.8%
COLLATERALIZED BRADY BONDS-0.6%
BRAZIL-0.5%
Republic of Brazil
  2.063%, 4/15/12 (a)                                 $   150     $     136,125
                                                                  -------------
PERU-0.1%
Republic of Peru
  4.50%, 3/07/17 (a)                                       50            44,750
                                                                  -------------
Total Collateralized Brady Bonds
  (cost $156,760)                                                       180,875
                                                                  -------------
NON-COLLATERALIZED BRADY BONDS-9.5%
BRAZIL-9.5%
Republic of Brazil
  2.063%, 4/15/12 (a)                                     700           633,500
  8.00%, 4/15/14                                        2,204         2,168,516
                                                                  -------------
                                                                      2,802,016
                                                                  -------------
Total Non-Collateralized Brady Bonds
  (cost $2,313,404)                                                   2,802,016
                                                                  -------------
SOVEREIGN DEBT SECURITIES-70.7%
ARGENTINA-1.3%
REPUBLIC OF ARGENTINA
  1.162%, 8/03/12 (a)                                     641           397,420
                                                                  -------------
BELIZE-0.4%
Belize Government
  9.50%, 8/15/12                                          120           120,456
                                                                  -------------
BRAZIL-11.0%
Republic of Brazil
  10.125%, 5/15/27                                        425           449,437
  11.00%, 8/17/40                                       1,235         1,355,412
  11.25%, 7/26/07                                         225           260,438
  12.25%, 3/06/30                                         150           185,850
  12.75%, 1/15/20                                         600           762,900
  14.50%, 10/15/09                                        175           230,125
                                                                  -------------
                                                                      3,244,162
                                                                  -------------
BULGARIA-1.4%
Republic of Bulgaria
  8.25%, 1/15/15 (b)                                       25            29,438
  8.25%, 1/15/15                                          325           382,362
                                                                  -------------
                                                                        411,800
                                                                  -------------
COLOMBIA-3.4%
Republic of Colombia
  10.50%, 7/09/10                                          25            28,000
  10.75%, 1/15/13                                         450           511,425
  11.75%, 2/25/20                                         400           481,000
                                                                  -------------
                                                                      1,020,425
                                                                  -------------
ECUADOR-2.3%
Republic of Ecuador
  7.00%, 8/15/30 (b)                                      895           689,150
                                                                  -------------
EL SALVADOR-0.7%
Republic of El Salvador
  7.75%, 1/24/23 (b)                                      100           105,250
  8.50%, 7/25/11 (b)                                      100           107,400
                                                                  -------------
                                                                        212,650
                                                                  -------------
MEXICO-12.3%
United Mexican States-Global Bonds
  6.625%, 3/03/15                                       1,025         1,063,437
  11.375%, 9/15/16                                      1,805         2,563,100
                                                                  -------------
                                                                      3,626,537
                                                                  -------------
PANAMA-2.0%
Republic of Panama
  9.375%, 7/23/12                                         150           170,700
  9.375%, 4/01/29                                         100           112,000
  10.75%, 5/15/20                                         250           299,375
                                                                  -------------
                                                                        582,075
                                                                  -------------
PERU-4.0%
Republic of Peru
  8.75%, 11/21/33                                         175           173,687
  9.125%, 2/21/12                                         425           476,000
  9.875%, 2/06/15                                         450           522,675
                                                                  -------------
                                                                      1,172,362
                                                                  -------------
PHILIPPINES-3.7%
Republic of Philippines
  8.25%, 1/15/14                                          150           148,875
  9.00%, 2/15/13                                          675           713,813
  9.875%, 1/15/19                                          75            78,375
  10.625%, 3/16/25                                        150           164,850
                                                                  -------------
                                                                      1,105,913
                                                                  -------------
RUSSIA-16.1%
Russia Ministry of Finance
  3.00%, 5/14/06                                          220           212,300
  3.00%, 5/14/08                                          100            89,500
  3.00%, 5/14/11                                          220           173,236
Russian Federation
  5.00%, 3/31/30 (b)                                    2,775         2,674,407
  11.00%, 7/24/18 (b)                                   1,200         1,617,000
                                                                  -------------
                                                                      4,766,443
                                                                  -------------
SOUTH AFRICA-1.0%
Republic of South Africa
  7.375%, 4/25/12                                         275           310,063
                                                                  -------------
TURKEY-3.7%
Republic of Turkey
  9.875%, 3/19/08                                         100           114,500
  11.00%, 1/14/13                                         175           219,450
  11.75%, 6/15/10                                         100           126,500
  11.875%, 1/15/30                                        240           324,600
  12.375%, 6/15/09                                        235           299,978
                                                                  -------------
                                                                      1,085,028
                                                                  -------------

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
UKRAINE-2.1%
Government of Ukraine
  7.65%, 6/11/13 (b)                                    $ 275     $     287,375
  11.00%, 3/15/07 (b)                                     291           324,171
                                                                  -------------
                                                                        611,546
                                                                  -------------
URUGUAY-0.6%
Republic of Uruguay
  7.875%, 1/15/33                                         265           184,175
                                                                  -------------
VENEZUELA-4.7%
Republic of Venezuela
  5.375%, 8/07/10 (b)                                     150           123,000
  9.25%, 9/15/27                                          990           897,435
  10.75%, 9/19/13 (b)                                     350           373,375
                                                                  -------------
                                                                      1,393,810
                                                                  -------------
Total Sovereign Debt Securities
  (cost $18,155,712)                                                 20,934,015
                                                                  -------------
Total Sovereign Debt Obligations
  (cost $20,625,876)                                                 23,916,906
                                                                  -------------
CORPORATE DEBT OBLIGATIONS-11.7%
BANKING-1.1%
Banco Nac De Desen Econo
  6.50%, 6/15/06 (b)                                       50            51,875
Chohung Bank
  11.875%, 4/01/10 (b)                                    100           111,024
Kazkommerts International BV
  8.50%, 4/16/13 (b)                                      100           105,125
Unibanco Uniao de Bancos
  9.375%, 4/30/12                                          50            53,197
Woori Bank
  12.75%, 3/01/10                                          20            22,300
                                                                  -------------
                                                                        343,521
                                                                  -------------
COMMUNICATIONS-FIXED-0.4%
Mobifon Holdings BV
  12.50%, 7/31/10                                         100           116,000
                                                                  -------------
COMMUNICATIONS-MOBILE-1.1%
Mobile Telesystems Finance, SA
  9.75%, 1/30/08 (b)                                      150           163,125
  10.95%, 12/21/04 (b)                                    155           165,656
                                                                  -------------
                                                                        328,781
                                                                  -------------
ENERGY-0.8%
CITGO Petroleum Corp.
  11.375%, 2/01/11                                        150           174,750
Monterrey Power, SA
  9.625%, 11/15/09 (b)                                     45            53,462
                                                                  -------------
                                                                        228,212
                                                                  -------------
METALS / MINING-0.6%
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10                                        150           173,625
                                                                  -------------
PETROLEUM PRODUCTS-7.3%
Gazprom
  9.625%, 3/01/13 (b)                                     500           553,750
Pemex Project Funding Master Trust
  8.00%, 11/15/11                                         250           280,625
Petrobras International Finance Co.
  9.875%, 5/09/08 (b)                                     200           235,000
Petroleos Mexicanos
  9.25%, 3/30/18 (b)                                      400           466,000
PF Export Receivables Master Trust
  6.436%, 6/01/15 (b)                                     142           145,223
Tyumen Oil Co.
  11.00%, 11/06/07                                        250           286,705
  11.00%, 11/06/07 (b)                                    175           201,469
                                                                  -------------
                                                                      2,168,772
                                                                  -------------
PUBLIC UTILITIES-TELEPHONE-0.4%
PTC International Finance II, SA
  11.25%, 12/01/09                                        100           110,500
                                                                  -------------
Total Corporate Debt Obligations
  (cost $3,121,391)                                                   3,469,411
                                                                  -------------
U.S. GOVERNMENT AGENCY-0.9%
FEDERAL AGENCY OBLIGATIONS-0.9%
Central American Bank for Economic Integration
  6.75%, 4/15/13 (b)
  (cost $248,993)                                         250           269,988
                                                                  -------------
SHORT-TERM INVESTMENT-3.4%
TIME DEPOSIT-3.4%
State Street Bank & Trust Co.
  0.50%, 1/02/04
  (cost $987,000)                                         987           987,000
                                                                  -------------
TOTAL INVESTMENTS BEFORE SECURITY LENDING
  COLLATERAL-96.8%
  (cost $24,983,260)                                                 28,643,305
                                                                  -------------

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund

_______________________________________________________________________________


                                                       SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED*-0.5%
SHORT-TERM INVESTMENT-0.5%
UBS Private Money Market Fund, LLC, 1.01%
  (cost $146,644)                                     146,644     $     146,644
                                                                  -------------
TOTAL INVESTMENTS-97.3%
  (cost $25,129,904)                                              $  28,789,949
Other assets less liabilities-2.7%                                      804,831
                                                                  -------------
NET ASSETS-100%                                                   $  29,594,780
                                                                  =============


CREDIT DEFAULT SWAP CONTRACTS (SEE NOTE D)

         SWAP
    COUNTERPARTY           NOTIONAL                               UNREALIZED
    & REFERENCED            AMOUNT      INTEREST   TERMINATION   APPRECIATION/
      OBLIGATION            (000)         RATE         DATE      (DEPRECIATION)
=======================  ===========  ===========  ===========  ================
BUY CONTRACTS:

Citigroup
Republic of Hungary
4.50%, 2/6/13                 75         0.50%       11/26/13      $   (143)

Deutsche Bank
Republic of Peru
9.875%, 2/6/15               150         3.90%       09/20/08        (6,405)

J.P. Morgan Chase Bank
Republic of Venezuela
2.125%, 12/18/07             250         5.00%       09/20/04        (7,575)

SALE CONTRACTS:

Citigroup
Republic of Turkey
11.875%, 1/15/30             400         7.30%       08/13/08        81,484

Citigroup
Republic of Turkey
11.875%, 1/15/30             200         6.45%       09/05/08        32,252

Citigroup
Federative Republic
  of Brazil
12.25%, 3/6/30               400         6.35%       08/20/05        30,200

J.P. Morgan Chase Bank
Federative Republic
  of Brazil
8.00%, 4/15/14               200         8.60%       09/20/08        43,320

J.P. Morgan Chase Bank
Federative Republic
  of Brazil
8.00%, 4/15/14               200         9.05%       09/20/13        63,080

J.P. Morgan Chase Bank
Republic of Venezuela
2.125%, 12/18/07             250         7.70%       09/20/06        23,700

J.P. Morgan Chase Bank
Russian Federation
5.00%, 3/31/30               100         3.20%       06/25/13         4,660

J.P. Morgan Chase Bank
Russian Federation
5.00%, 3/31/30               100         3.20%       06/26/13         4,660


*  See Note E for securities lending information.

(a) Floating rate security. Stated interest rate was in effect at December 31, 2003.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the aggregate market value of these securities amounted to $8,905,460 or 30.1% of net assets.

See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value
    (cost $25,129,904-including investment of cash
    collateral for securities loaned of $146,644)              $  28,789,949(a)
  Cash                                                                   691
  Interest receivable                                                720,428
  Receivable for investment securities sold                          339,917
  Unrealized appreciation of swap contracts                          283,356
  Receivable for capital stock sold                                   25,335
                                                               -------------
  Total assets                                                    30,159,676
                                                               -------------
LIABILITIES
  Payable for investment securities purchased                        269,368
  Payable for collateral on securities loaned                        146,644
  Payable for capital stock redeemed                                  50,315
  Advisory fee payable                                                18,412
  Unrealized depreciation of swap contracts                           14,123
  Distribution fee payable                                               622
  Accrued expenses                                                    65,412
                                                               -------------
  Total liabilities                                                  564,896
                                                               -------------
NET ASSETS                                                     $  29,594,780
                                                               =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $       2,037
  Additional paid-in capital                                      24,686,181
  Undistributed net investment income                              1,940,706
  Accumulated net realized loss on investment
    transactions                                                    (963,422)
  Net unrealized appreciation of investments                       3,929,278
                                                               -------------
                                                               $  29,594,780
                                                               =============
CLASS A SHARES
  Net assets                                                   $  26,433,168
                                                               =============
  Shares of capital stock outstanding                              1,819,159
                                                               =============
  Net asset value per share                                    $       14.53
                                                               =============
CLASS B SHARES
  Net assets                                                   $   3,161,612
                                                               =============
  Shares of capital stock outstanding                                217,892
                                                               =============
  Net asset value per share                                    $       14.51
                                                               =============


(a)  Includes securities on loan with a value of $133,988 (see Note E).

See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Interest                                                        $   2,462,371
  Dividends                                                               3,463
                                                                  -------------
  Total investment income                                             2,465,834
                                                                  -------------
EXPENSES
  Advisory fee                                                          203,386
  Distribution fee -- Class B                                             3,628
  Custodian                                                             128,096
  Administrative                                                         75,000
  Audit                                                                  40,796
  Printing                                                               35,152
  Legal                                                                  15,435
  Directors' fees and expenses                                            1,006
  Transfer agency                                                           947
  Miscellaneous                                                          10,970
                                                                  -------------
  Total expenses before interest                                        514,416
  Interest expense                                                        5,568
                                                                  -------------
  Total expenses                                                        519,984
                                                                  -------------
  Net investment income                                               1,945,850
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on:
    Investment transactions                                           3,915,531
    Written options                                                      55,469
  Net change in unrealized appreciation/depreciation of:
    Investments                                                       1,365,890
    Written options                                                      (2,450)
    Swaps contracts                                                     269,233
                                                                  -------------
  Net gain on investment transactions                                 5,603,673
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $   7,549,523
                                                                  =============


See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2003             2002
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                          $   1,945,850    $   1,429,355
  Net realized gain (loss) on investment
    transactions                                     3,971,000          (25,911)
  Net change in unrealized appreciation/
    depreciation of investments                      1,632,673        1,201,250
                                                 -------------    -------------
  Net increase in net assets from operations         7,549,523        2,604,694

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (1,368,257)      (1,130,687)
    Class B                                            (63,134)              -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                       1,053,177        9,700,933
                                                 -------------    -------------
  Total increase                                     7,171,309       11,174,940

NET ASSETS
  Beginning of period                               22,423,471       11,248,531
                                                 -------------    -------------
  End of period (including undistributed
    net investment income of $1,940,706
    and $1,426,247, respectively)                $  29,594,780    $  22,423,471
                                                 =============    =============


See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Dollar Government Portfolio (the "Portfolio"), formerly Alliance Global Dollar Government Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek a high level of current income and, secondarily, capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolio's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser, an investment advisory fee at an annual rate of .75 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements were accrued daily and paid monthly.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  39,851,576    $  37,963,726
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost                                                              $  25,259,704
                                                                  =============
Gross unrealized appreciation                                     $   3,569,826
Gross unrealized depreciation                                           (39,581)
                                                                  -------------
Net unrealized appreciation                                       $   3,530,245
                                                                  =============

1. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 2003 were as follows:

                                                     NUMBER         PREMIUMS
                                                  OF CONTRACTS      RECEIVED
                                                 =============    =============
Options outstanding at beginning of period             350,000    $       6,650
Options written                                      2,838,846           52,320
Options terminated in closing purchase
  transactions                                      (2,688,846)         (51,170)
Options expired                                       (500,000)          (7,800)
                                                 -------------    -------------
Options outstanding at December 31, 2003                    -0-   $          -0-
                                                 -------------    -------------

2. SWAP AGREEMENTS

The Portfolio may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments. Realized gains and/or losses from terminated swap contracts are included in net realized gain or loss on investment transactions.

The Portfolio may enter into credit default swaps. A sell/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed interest payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the referenced obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had loaned securities with a value of $133,988 and received cash collateral of $146,644 which was invested in a money market fund as included in the accompanying portfolio of investments. For the year ended December 31, 2003, the Portfolio earned fee income of $629 which is included in interest income in the accompanying statement of operations.

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes designated Class A and Class B. Each class consist of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              676,545     1,299,609    $  8,656,711   $  13,815,463
Shares issued in
  reinvestment
  of dividends            99,946       107,582       1,368,257       1,130,687
Shares redeemed         (900,148)     (522,799)    (11,632,275)     (5,460,835)
                     -----------   -----------    ------------   -------------
Net increase
  (decrease)            (123,657)      884,392    $ (1,607,307)  $   9,485,315
                     ===========   ===========    ============   =============



                     YEAR ENDED   JULY 22, 2002*   YEAR ENDED    JULY 22, 2002*
                     DECEMBER 31, TO DECEMBER 31,  DECEMBER 31,  TO DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold              226,684        22,168    $  3,029,568   $     241,931
Shares issued in
  reinvestment
  of dividends             4,615            -0-         63,133              -0-
Shares redeemed          (33,182)       (2,393)       (432,217)        (26,313)
                     -----------   -----------    ------------   -------------
Net increase             198,117        19,775    $  2,660,484   $     215,618
                     ===========   ===========    ============   =============


NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk -- Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


*  COMMENCEMENT OF DISTRIBUTION.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Concentration of Risk -- Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                 2003              2002
                                             =============    =============
Distributions paid from:
Ordinary income                              $   1,431,391    $   1,130,687
                                             -------------    -------------
Total taxable distributions                      1,431,391        1,130,687
                                             -------------    -------------
Total distributions paid                     $   1,431,391    $   1,130,687
                                             =============    =============


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $   1,940,706
Accumulated capital and other losses                               (833,622)(a)
Unrealized appreciation/(depreciation)                            3,799,478(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $   4,906,562
                                                              =============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $833,622 of which $41,898 will expire in the year 2007, $680,833 will expire in the year 2009 and $110,891 will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, $3,697,541 of the capital loss carryforward was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, there were no permanent differences.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2003         2002        2001(a)      2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.43       $10.63       $10.76       $10.79       $10.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .95          .94(c)      1.11(c)      1.27(c)      1.21(c)
Net realized and unrealized gain (loss)
  on investment transactions                    2.83          .70         (.10)         .14         1.08
Net increase in net asset value
  from operations                               3.78         1.64         1.01         1.41         2.29

LESS: DIVIDENDS
Dividends from net investment income            (.68)        (.84)       (1.14)       (1.44)       (1.68)
Net asset value, end of period                $14.53       $11.43       $10.63       $10.76       $10.79

TOTAL RETURN
Total investment return based on
  net asset value (d)                          33.41%       16.14%        9.37%       14.06%       26.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $26,433      $22,198      $11,249       $9,423      $10,139
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.90%        1.40%         .95%         .95%         .95%
  Expenses, before waivers and
    reimbursements                              1.90%        2.00%        2.37%        2.42%        2.29%
  Expenses, before waivers and
    reimbursements excluding
    interest expense                            1.88%        2.00%        2.37%        2.42%        2.29%
  Net investment income                         7.20%        8.83%(c)    10.63%(c)    11.71%(c)    12.42%(c)
Portfolio turnover rate                          150%         142%         176%         148%         117%



See footnote summary on page 18.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS  (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                           CLASS B
                                                 ---------------------------
                                                                  JULY 22,
                                                  YEAR ENDED     2002 (e) TO
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2003          2002
                                                 -------------  ------------
Net asset value, beginning of period                $11.42         $10.20

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                              .88            .35(c)
Net realized and unrealized gain on
  investment Transactions                             2.89            .87
Net increase in net asset value from
  operations                                          3.77           1.22

LESS: DIVIDENDS
Dividends from net investment income                  (.68)            -0-
Net asset value, end of period                      $14.51         $11.42

TOTAL RETURN
Total investment return based on net
  asset value (d)                                    33.34%         11.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $3,162           $226
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements         2.14%          1.63%(f)
  Expenses, before waivers and reimbursements         2.14%          1.99%(f)
  Expenses, before waivers and reimbursements
    excluding interest expense                        2.12%          1.99%(f)
  Net investment income                               6.67%          9.12%(c)(f)
Portfolio turnover rate                                150%           142%


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A was to decrease net investment income by less than $.01 per share, decrease net realized and unrealized loss on investments by less than $.01 per share, and decrease the ratio of net investment income to average net assets from 10.65% to 10.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Commencement of distribution.

(f)  Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") formerly Alliance Global Dollar Government Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Dollar Government Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4, 2004

GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 FRANKLIN STREET
Boston, MA 02110

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.

GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                       PORTFOLIOS
                                                                                        IN FUND           OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                                 COMPLEX        DIRECTORSHIP
       ADDRESS                               OCCUPATION(S)                             OVERSEEN BY       HELD BY
 (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71        Investment adviser and an independent                   116             None
2 Sound View Drive                 consultant He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
(14)                               associated since prior to 1999. He was
Chairman of the Board              formerly Deputy Comptroller and Chief
                                   Investment Officer of the State of New
                                   York and, prior thereto, Chief Investment
                                   Officer of the New York Bank for Savings.

Ruth Block,#, 73                   Formerly Executive Vice President and                    96             None
500 SE Mizner Blvd.                Chief Insurance Officer of The Equitable
Boca Raton, FL 33432               Life Assurance Society of the United States;
(12)                               Chairman and Chief Executive Officer of
                                   Evlico; Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   former Governor at Large National Associ-
                                   ation of Securities Dealers, Inc.

David H. Dievler,#, 74             Independent consultant. Until December                  100             None
P.O. Box 167                       1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762              Capital Management Corporation ("ACMC"),
(14)                               responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, he was
                                   Chief Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that, he
                                   was a Senior Manager at Price Waterhouse
                                   & Co. Member of American Institute of
                                   Certified Public Accountants since 1953.

John H. Dobkin, #, 62              Consultant. Formerly President of Save                   98             None
P.O. Box 12                        Venice, Inc. (preservation organization)
Annandale, NY 12504                from 2001-2002, Senior Advisor from June
(12)                               1999-June 2000 and President of Historic
                                   Hudson Valley (historic preservation) from
                                   December 1989-May 1999. Previously,
                                   Director of the National Academy of Design
                                   and during 1988-1992, Director and Chair-
                                   man of the Audit Committee of ACMC.


GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



                                                                                       PORTFOLIOS
                                                                                        IN FUND           OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                                 COMPLEX        DIRECTORSHIP
       ADDRESS                               OCCUPATION(S)                             OVERSEEN BY       HELD BY
 (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

Clifford L. Michel,#, 64           Senior Counsel of the law firm of Cahill                 97       Placer Dome, Inc.
15 St. Bernard's Road              Gordon & Reindel since February 2001 and
Gladstone, NJ 07934                a partner of that firm for more than twenty-
(12)                               five years prior thereto. He is President and
                                   Chief Executive Officer of Wenonah Develop-
                                   ment Company (investments) and a Director
                                   of Placer Dome, Inc. (mining).

Donald J. Robinson,#, 69           Senior Counsel to the law firm of Orrick,                96             None
98 Hell's Peak Road                Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                   1999. Formerly a senior partner and a member
(8)                                of the Executive Committee of that firm. He
                                   was also a member and Chairman of the
                                   Municipal Securities Rulemaking Board
                                   and a Trustee of the Museum of the City
                                   of New York.



*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and the Nominating Committee.

GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning Fund's Officers is listed below.



 NAME, ADDRESS*                      POSITION(S) HELD                      PRINCIPAL OCCUPATION
    AND AGE                             WITH FUND                          DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since
                                                                    2001; prior thereto, Chief Executive Officer
                                                                    of Sanford C. Bernstein & Co., LLC and its
                                                                    predecessor since prior to 1999.

Kathleen A. Corbet, 44              Senior Vice President           Executive Vice President of ACMC**, with
                                                                    which she has been associated since prior
                                                                    to 1999.

Paul J. DeNoon, 41(1)               Vice President                  Senior Vice President of ACMC** with which
                                                                    he has been associated since prior to 1999.

Jeffrey L. Phlegar, 37              Vice President                  Senior Vice President of ACMC**, with which
                                                                    he has been associated since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General
                                                                    Counsel of ACMC**, with which he has been
                                                                    associated since prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global
                                    Financial Officer               Investor Services, Inc. ("AGIS")** and Vice
                                                                    President of AllianceBernstein Investment
                                                                    Research and Management, Inc. ("ABIRM")**,
                                                                    with which he has been associated since prior
                                                                    to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.



(1) Mr. DeNoon is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                                ALLIANCEBERNSTEIN
                      -----------------------------------
                                VARIABLE PRODUCTS
                      -----------------------------------
                                   SERIES FUND
                      -----------------------------------
                                ALLIANCEBERNSTEIN
                      -----------------------------------
                              HIGH YIELD PORTFOLIO
                      -----------------------------------










                                  ANNUAL REPORT
                                DECEMBER 31, 2003

Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

HIGH YIELD PORTFOLIO
================================================================================

LETTER TO INVESTORS

February 4, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein High Yield Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests a substantial portion of its assets in higher-yielding, higher-risk, fixed income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.



   INVESTMENT RESULTS
   Periods Ended December 31, 2003

                                 Returns
                                              Since
                       1 Year    5 Years   Inception*
                     ---------  --------    ---------
   AllianceBernstein
   High Yield
   Portfolio
   Class A             22.44%     2.48%      1.92%

   Credit Suisse
   First Boston
   High Yield  Index   27.94%     6.44%      5.57%

 * The since inception return for the Portfolio is from the Portfolio's actual inception date of 10/27/97. The since inception return for the Index is as of 10/29/97, the date closest to the Portfolio's inception date for which data was available.

   Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

   The unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a trader-priced portfolio constructed to mirror the high yield debt market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein High Yield Portfolio.


The Portfolio posted strong returns for the 12-month period ended December 31, 2003; however, it underperformed relative to its benchmark, the CSFBHY Index. Lower triple C-rated securities, which pulled index averages higher during the year, significantly outperformed the other quality sectors. The Portfolio underperformed the Index primarily due to the fact that the Portfolio underweighted this sector as a result of the substantially higher default risk and volatility inherent in lower rated triple C securities. The triple C-rated quality sector returned a robust 52.52% for the year. Index returns in the quality range of the Portfolio, which average from single-B to double-B, were much more representative of the performance within the Portfolio. Double B-rated high yield securities returned 19.60% for the year, while single B-rated securities returned 25.55%. The Portfolio has historically underweighted the lowest quality tier as a result of a substantially higher default risk and volatility.

By industry, the Portfolio benefited from its cable and wireless holdings where price levels greatly appreciated in value from previously oversold levels. In addition, the Portfolio's modest holdings in the energy sector added to relative performance, as this sector languished due to relatively overvalued levels versus the overall market during the period under review. Specific high yield security selection also had a meaningful role in the Portfolio's performance, as holdings in some of our top positions performed extremely well. Equally important, we avoided the troubled credits in this reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY
The high yield market delivered exceptionally strong returns in 2003. Positive results were fueled by prospects for a U.S. economic recovery, attractive valuations, investor willingness to take on additional risk, improve-

HIGH YIELD PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

ment in balance sheets and access to capital. Yield-seeking investors in a low-rate environment helped to drive high yield prices higher, despite near-record issuance. The more than 500 new issues priced in 2003 generated $149 billion in proceeds--just shy of 1998's record $150 billion. Spreads over Treasuries have narrowed by 450 basis points since the end of 2002, reflecting the improvement in market fundamentals. As of December 31, 2003, the high yield market, as measured by the CSFBHY Index, was yielding 7.78%--a record low--for a spread of 486 basis points over Treasuries.

According to J.P. Morgan, demand for high yield was strong throughout the year bringing a record $30.2 billion of new inflows into high yield mutual funds, compared with $14.5 billion in 2002 and the previous high of $22 billion in 1997. The default rate also declined significantly during the year from its highs of early 2002. Moody's Investors Service's global high-yield default rate, which is measured on a percentage-of-issuers basis, ended December at 5.2%, down from 8.3% at year-end 2002 and nearly half its peak level of January 2002.

All industry sectors posted positive returns for the year, with even the bottom performing industry returning 12%. Among individual industries, the wireless telecommunications, utility and cable sectors ranked as the best performers during the year, all rebounding from negative returns in 2002. The lowest returns were generated by the consumer non-durables, paper and packaging, supermarkets and gaming industries. During the annual period under review, the Portfolio benefited from its exposure to certain higher risk/volatility issuers in the cable and wireless telecommunications sectors. We maintained a sector overweighting based on our belief that these sectors were oversold and that certain better quality issuers had been punished along with the entire sector. This proved to be correct as investors recognized the historically high spreads in a number of these sectors.

HIGH YIELD PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
10/27/97*-12/31/03


Credit Suisse First Boston High Yield Index: $13,953
AllianceBernstein High Yield Portfolio Class A: $11,246

          [TABLE BELOW REPRESENTS MOUNTAIN CHART IN PRINTED MATERIAL.]

                   AllianceBernstein High Yield       Credit Suisse First Boston
                        Portfolio Class A                  High Yield Index
--------------------------------------------------------------------------------
        10/27/97*            $10,000                            $10,000
        12/31/97             $10,330                            $10,153
        12/31/98             $ 9,949                            $10,212
        12/31/99             $ 9,692                            $10,547
        12/31/00             $ 9,193                            $ 9,998
        12/31/01             $ 9,472                            $10,578
        12/31/02             $ 9,185                            $10,906
        12/31/03             $11,246                            $13,953


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Portfolio Class A shares (from 10/27/97* to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a trader-priced portfolio constructed to mirror the high yield debt market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein High Yield Portfolio.


-----------------------------------------------------------------------------
* Portfolio data is from the Portfolio's inception date of 10/27/97. Data for the CSFBHY Index is as of 10/29/97, the date closest to the Portfolio's inception date for which data was available.

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================


                             Principal
                              Amount
                               (000)    U.S. $ Value
----------------------------------------------------
CORPORATE DEBT
   OBLIGATIONS-90.0%
AEROSPACE/DEFENSE-0.7%
DRS Technologies, Inc.
   6.875%, 11/01/13 (a)....     $ 180   $    185,850
K & F Industries, Inc.
   9.625%, 12/15/10........       130        146,413
Sequa Corp.
   9.00%, 8/01/09..........        70         77,525
                                        ------------
                                             409,788
                                        ------------
AUTOMOTIVE-3.1%
Dana Corp.
   10.125%, 3/15/10........       220        257,400
Dura Operating Corp.
   9.00%, 5/01/09..........       185        185,925
HLI Operating Co., Inc.
   10.50%, 6/15/10.........       230        265,937
Keystone Automotive
   Operations, Inc.
   9.75%, 11/01/13 (a).....       175        189,000
Sonic Automotive, Inc.
   8.625%, 8/15/13 (a).....       200        212,000
Tenneco Automotive, Inc.
   10.25%, 7/15/13.........       205        234,213
TRW Automotive
   9.375%, 2/15/13.........       110        126,225
   11.00%, 2/15/13.........       110        130,075
United Auto Group, Inc.
   9.625%, 3/15/12.........       120        135,000
                                        ------------
                                           1,735,775
                                        ------------
BROADCASTING/
   MEDIA-3.7%
Allbritton Communications Co.
   7.75%, 12/15/12.........       180        187,650
Corus Entertainment, Inc.
   (Canada)
   8.75%, 3/01/12 (a)......       120        132,600
Emmis Communications Corp.
   12.50%, 3/15/11 (b).....       165        153,656
Paxson Communications Corp.
   10.75%, 7/15/08.........       150        164,437
   12.25%, 1/15/09 (b).....       145        127,963
PRIMEDIA, Inc.
   8.00%, 5/15/13 (a)......        70         71,750
   8.875%, 5/15/11.........       145        153,700
Radio One, Inc.
   8.875%, 7/01/11.........       105        116,288
Sinclair Broadcast Group, Inc.
   8.00%, 3/15/12 (a)......       150        162,750
   8.75%, 12/15/11 (a).....        95        105,925
Time Warner Telecom, Inc.
   10.125%, 2/01/11........       560        599,200
Young Broadcasting, Inc.
   8.50%, 12/15/08.........        90         97,200
                                        ------------
                                           2,073,119
                                        ------------
BUILDING/
   REAL ESTATE-3.0%
D.R. Horton, Inc.
   6.875%, 5/01/13.........     $ 190   $    203,300
KB HOME
   7.75%, 2/01/10..........       200        213,000
LNR Property Corp.
   7.25%, 10/15/13 (a).....       270        276,075
   7.625%, 7/15/13.........       125        132,187
Meritage Corp.
   9.75%, 6/01/11..........       205        230,113
Nortek Holdings, Inc.
   10.00%, 5/15/11 (a)(b)..       380        276,450
Schuler Homes, Inc.
   10.50%, 7/15/11.........       165        192,225
Williams Lyon Homes, Inc.
   10.75%, 4/01/13.........       130        148,525
                                        ------------
                                           1,671,875
                                        ------------
CABLE-4.6%
Charter Communications
   Holdings LLC
   11.75%, 5/15/11 (b).....     1,325        894,375
CSC Holdings, Inc.
   7.625%, 7/15/18.........       195        205,725
DirecTV Holdings LLC
   8.375%, 3/15/13.........       135        157,275
EchoStar DBS Corp.
   6.375%, 10/01/11 (a)....       380        391,400
   9.375%, 2/01/09.........       300        315,375
Innova S. de R.L. (Mexico)
   9.375%, 9/19/13 (a).....       135        139,219
   12.875%, 4/01/07........        48         49,069
Insight Communications Co., Inc.
   12.25%, 2/15/11.........       265        227,900
Insight Midwest LP
   9.75%, 10/01/09.........       200        212,500
                                        ------------
                                           2,592,838
                                        ------------
CHEMICALS-1.9%
Equistar Chemicals LP
   10.125%, 9/01/08........       245        269,500
   10.625%, 5/01/11........       130        144,300
Huntsman ICI Chemicals LLC
   10.125%, 7/01/09........       220        227,700
Quality Distribution LLC
   9.00%, 11/15/10 (a).....       165        173,456
Resolution Performance
   Products LLC
   9.50%, 4/15/10..........        25         25,500
Westlake Chemical Corp.
   8.75%, 7/15/11 (a)......       230        253,000
                                        ------------
                                           1,093,456
                                        ------------
COMMUNICATIONS-1.2%
Mobifon Holdings BV
   (Netherlands)
   12.50%, 7/31/10.........       345        400,200

                                 AllianceBernstein Variable Products Series Fund
================================================================================

                             Principal
                              Amount
                               (000)    U.S. $ Value
----------------------------------------------------
WorldCom, Inc.- WorldCom
   Group
   7.50%, 5/15/11 (c)(f)...      $760   $    256,500
                                        ------------
                                             656,700
                                        ------------
COMMUNICATIONS -
   FIXED-2.0%
FairPoint Communications, Inc.
   11.875%, 3/01/10........        80         93,600
   12.50%, 5/01/10.........        65         71,175
Qwest Corp.
   8.875%, 3/15/12 (a).....       200        230,500
Qwest Services Corp.
   13.50%, 12/15/10 (a)....       603        735,660
                                        ------------
                                           1,130,935
                                        ------------
COMMUNICATIONS -
   MOBILE-6.6%
ACC Escrow Corp.
   10.00%, 8/01/11 (a).....       240        268,800
Dobson Communications Corp.
   8.875%, 10/01/13 (a)....       440        447,700
Iridium Capital Corp. LLC
   14.00%, 7/15/05 (c)(f)..       550         52,250
Mobile Telesystems Finance,
   SA (Luxembourg)
   8.375%, 10/14/10 (a)....       250        256,250
Nextel Communications, Inc.
   6.875%, 10/31/13........       280        297,500
   7.375%, 8/01/15.........       250        270,000
   9.375%, 11/15/09........        65         71,175
Nextel Partners, Inc.
   8.125%, 7/01/11.........       155        165,850
   11.00%, 3/15/10.........       100        111,000
   12.50%, 11/15/09 (a)....        72         83,880
PTC International Finance II,
   SA (Luxembourg)
   11.25%, 12/01/09........       200        221,000
Rural Cellular Corp.
   9.75%, 1/15/10 (a)......       410        402,825
   9.875%, 2/01/10.........       140        149,800
Triton PCS, Inc.
   8.75%, 11/15/11.........       205        202,950
   9.375%, 2/01/11.........       125        128,125
Western Wireless Corp.
   9.25%, 7/15/13..........       530        561,800
                                        ------------
                                           3,690,905
                                        ------------
CONSUMER
   MANUFACTURING-3.1%
Broder Brothers
   11.25%, 10/15/10 (a)....       270        267,300
Central Garden & Pet Co.
   9.125%, 2/01/13.........        85         94,775
Collins & Aikman Floor Cover
   9.75%, 2/15/10..........       110        118,250
Hines Nurseries, Inc.
   10.25%, 10/01/11 (a)....       130        142,350
Salton, Inc.
   12.25%, 4/15/08.........      $250   $    267,500
Simmons Co.
   7.875%, 1/15/14 (a).....       220        222,200
St. John Knits International, Inc.
   12.50%, 7/01/09.........        90         96,750
TD Funding Corp.
   8.375%, 7/15/11 (a).....       485        518,344
                                        ------------
                                           1,727,469
                                        ------------
CONTAINERS-0.7%
Crown Euro Holdings, SA
   (France)
   9.50%, 3/01/11..........       215        244,562
Greif Bros. Corp.
   8.875%, 8/01/12.........       150        165,750
                                        ------------
                                             410,312
                                        ------------
ELECTRONICS-0.3%
Fimep, SA (France)
   10.50%, 2/15/13.........       125        148,125
                                        ------------
ENERGY-4.4%
Chesapeake Energy Corp.
   7.75%, 1/15/15..........       255        277,950
CITGO Petroleum Corp.
   11.375%, 2/01/11........       385        448,525
Frontier Oil Corp.
   11.75%, 11/15/09........       115        130,525
Grant Prideco, Inc.
   9.00%, 12/15/09.........       125        138,438
Grey Wolf, Inc.
   8.875%, 7/01/07.........        20         20,700
Hilcorp Energy
   10.50%, 9/01/10 (a).....       585        643,500
North American Energy
   Partners, Inc.
   8.75%, 12/01/11 (a).....       153        161,415
Parker & Parsley Petroleum Co.
   8.875%, 4/15/05.........       150        160,586
Premcor Refining Group, Inc.
   9.50%, 2/01/13..........       120        137,400
Pride International, Inc.
   9.375%, 5/01/07.........        86         88,795
Universal Compression, Inc.
   7.25%, 5/15/10..........        80         83,600
Westport Resources Corp.
   8.25%, 11/01/11.........        55         60,775
   8.25%, 11/01/11 (a).....       100        110,500
                                        ------------
                                           2,462,709
                                        ------------
ENTERTAINMENT &
   LEISURE-3.1%
Gaylord Entertainment Co.
   8.00%, 11/15/13 (a) ....       185        196,100
Royal Caribbean Cruises, Ltd.
   (Liberia)
   8.00%, 5/15/10..........        85         93,075
   8.75%, 2/02/11..........       240        272,400

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

                             Principal
                              Amount
                               (000)    U.S. $ Value
----------------------------------------------------
Six Flags, Inc.
   9.50%, 2/01/09 (a)......      $515   $    542,038
   9.625%, 6/01/14 (a).....       175        183,750
   9.75%, 6/15/07..........       175        183,531
   9.75%, 4/15/13..........        20         21,150
Universal City Development
   11.75%, 4/01/10.........       210        246,750
                                        ------------
                                           1,738,794
                                        ------------
FINANCIAL-4.0%
Crum & Forster
   10.375%, 6/15/13 (a)....       110        122,788
Eircom Funding (Ireland)
   8.25%, 8/15/13..........       135        150,187
Fairfax Financial Holdings,
   Ltd. (Canada)
   8.25%, 10/01/15.........        30         29,475
Finova Group, Inc.
   7.50%, 11/15/09.........       375        226,875
iStar Financial, Inc.
   6.00%, 12/15/10.........       125        128,125
   7.00%, 3/15/08..........       200        217,000
   8.75%, 8/15/08..........        25         29,000
Markel Capital Trust I
   8.71%, 1/01/46(g).......       310        313,875
PXRE Capital Trust I
   8.85%, 2/01/27..........       205        190,650
Royal & Sun Alliance, Inc.
   (United Kingdom)
   8.95%, 10/15/29.........       240        233,945
Western Financial Bank
   9.625%, 5/15/12.........       270        302,400
Williams Scotsman, Inc.
   9.875%, 6/01/07.........       280        284,900
                                        ------------
                                           2,229,220
                                        ------------
FOOD/BEVERAGE-1.7%
Del Monte Foods Co.
   8.625%, 12/15/12........       115        126,500
   9.25%, 5/15/11..........       110        122,100
DIMON, Inc.
   7.75%, 6/01/13 (a)......        70         72,450
   9.625%, 10/15/11........        75         84,000
Dole Food Co., Inc.
   8.625%, 5/01/09 (d).....       110        121,275
   8.875%, 3/15/11.........        65         71,662
Merisant Co.
   9.50%, 7/15/13 (a)......       160        171,200
Swift & Co.
   10.125%, 10/01/09.......       180        191,700
                                        ------------
                                             960,887
                                        ------------
GAMING-4.6%
Ameristar Casinos, Inc.
   10.75%, 2/15/09.........       100        115,500
Argosy Gaming Co.
   9.00%, 9/01/11..........       105        116,813
Boyd Gaming Corp.
   7.75%, 12/15/12.........       110        118,250
Harrahs Operating Co., Inc.
   7.875%, 12/15/05........      $105   $    114,450
Horseshoe Gaming
   Holding Corp.
   8.625%, 5/15/09.........        85         90,206
Mandalay Resort Group
   10.25%, 8/01/07.........       250        290,000
MGM Mirage, Inc.
   8.375%, 2/01/11.........       260        295,750
Mohegan Tribal Gaming
   Authority
   6.375%, 7/15/09.........        60         62,250
   8.375%, 7/01/11 (a).....        95        104,025
Park Place Entertainment Corp.
   7.00%, 4/15/13..........       100        107,250
   7.875%, 3/15/10.........        90        100,125
   9.375%, 2/15/07.........       120        136,200
Riviera Holdings Corp.
   11.00%, 6/15/10.........       165        172,012
Station Casinos, Inc.
   8.375%, 2/15/08.........       100        107,625
Sun International Hotels, Ltd.
   8.875%, 8/15/11 (a).....       105        115,238
Trump Holdings & Funding
   11.625%, 3/15/10........       135        129,262
Turning Stone Casino Resort
   Enterprises
   9.125%, 12/15/10 (a)....       150        163,875
Venetian Casino Resort LLC
   11.00%, 6/15/10.........       210        244,650
                                        ------------
                                           2,583,481
                                        ------------
HEALTHCARE-5.2%
Alliance Imaging, Inc.
   10.375%, 4/15/11........       185        197,025
Concentra Operating Corp.
   9.50%, 8/15/10..........       145        157,325
   13.00%, 8/15/09.........       191        213,920
Extendicare Health Services, Inc.
   9.50%, 7/01/10..........       155        172,825
Genesis HealthCare Corp.
   8.00%, 10/15/13 (a).....       180        188,550
Hanger Orthopedic Group, Inc.
   10.375%, 2/15/09........       185        210,900
Iasis Healthcare Corp.
   13.00%, 10/15/09........       165        186,450
PacifiCare Health Systems, Inc.
   10.75%, 6/01/09.........       182        215,670
Select Medical Corp.
   7.50%, 8/01/13..........       215        228,975
Triad Hospitals, Inc.
   7.00%, 11/15/13 (a).....       320        324,000
   8.75%, 5/01/09..........       205        223,194
Universal Hospital Services, Inc.
   10.125%, 11/01/11 (a)...       255        269,025
Vanguard Health Systems, Inc.
   9.75%, 8/01/11..........       290        316,100
                                        ------------
                                           2,903,959
                                        ------------

                                 AllianceBernstein Variable Products Series Fund
================================================================================

                             Principal
                              Amount
                               (000)    U.S. $ Value
----------------------------------------------------
HOME FURNISHINGS-0.4%
Sealy Mattress Co.
   9.875%, 12/15/07........      $200   $    208,000
                                        ------------
HOTEL/LODGING-3.9%
Corrections Corp. of America
   7.50%, 5/01/11..........        45         47,475
   9.875%, 5/01/09.........       165        185,006
Extended Stay America, Inc.
   9.875%, 6/15/06.........       240        270,000
Felcor Lodging LP
   9.00%, 6/01/11..........        25         27,250
   10.00%, 9/15/08.........       185        200,725
Host Marriott LP
   9.25%, 10/01/07.........       170        190,825
   9.50%, 1/15/07..........       135        150,862
Intrawest Corp. (Canada)
   7.50%, 10/15/13 (a).....       105        109,725
   10.50%, 2/01/10.........       180        199,800
La Quinta Properties, Inc.
   8.875%, 3/15/11.........       195        216,694
MeriStar Hospitality Corp.
   9.125%, 1/15/11.........        40         42,600
   10.50%, 6/15/09.........       110        119,900
Starwood Hotels & Resorts
   Worlwide, Inc.
   7.875%, 5/01/12.........       240        271,200
Vail Resorts, Inc.
   8.75%, 5/15/09..........       140        148,400
                                        ------------
                                           2,180,462
                                        ------------
INDUSTRIAL-5.1%
AMSTED Industries, Inc.
   10.25%, 10/15/11 (a)....       255        283,050
Amtrol, Inc.
   10.625%, 12/31/06.......       145        100,050
Case New Holland, Inc.
   9.25%, 8/01/11 (a)......       370        416,250
Dayton Superior Corp.
   10.75%, 9/15/08.........       115        118,450
FastenTech, Inc.
   11.50%, 5/01/11.........       180        195,525
Flowserve Corp.
   12.25%, 8/15/10.........       160        186,400
H & E Equipment Services, Inc.
   11.125%, 6/15/12........       110        111,100
Motors and Gears, Inc.
   10.75%, 11/15/06........       100         85,500
NMHG Holdings Co.
   10.00%, 5/15/09.........       105        116,550
Resolution Performance
   Products LLC
   13.50%, 11/15/10........       295        258,125
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08 (a)(e)(g)       80         36,768
Sensus Metering Systems, Inc.
   8.625%, 12/15/13 (a)....       220        226,875
Service Corp. International
   6.00%, 12/15/05.........      $ 40   $     41,000
   6.50%, 3/15/08..........        55         56,788
SPX Corp.
   7.50%, 1/01/13..........       105        114,712
Terex Corp.
   10.375%, 4/01/11........       210        236,250
TriMas Corp.
   9.875%, 6/15/12.........       260        272,350
                                        ------------
                                           2,855,743
                                        ------------
MINING & METALS-1.5%
Alaska Steel Corp.
   7.875%, 2/15/09.........       475        419,187
Freeport-McMoRan Copper &
   Gold, Inc. Cl.B
   10.125%, 2/01/10........       145        167,838
Peabody Energy Corp.
   6.875%, 3/15/13.........       235        249,100
                                        ------------
                                             836,125
                                        ------------
PAPER/PACKAGING-6.2%
Anchor Glass Container Corp.
   11.00%, 2/15/13.........       245        285,425
Berry Plastics Corp.
   10.75%, 7/15/12.........       185        213,906
Doman Industries, Ltd.
   (Canada)
   12.00%, 7/01/04 (c).....        95        100,225
Georgia-Pacific Corp.
   9.375%, 2/01/13.........       305        352,275
Graham Packaging Co.
   8.75%, 1/15/08 (a)......       120        123,300
Graphic Packaging
   International Corp.
   9.50%, 8/15/13 (a)......       365        405,150
Huntsman Advanced
   Materials LLC
   11.00%, 7/15/10.........       150        166,500
Huntsman International
   Holdings LLC
   zero coupon, 12/31/09...       500        243,750
JSG Funding Plc (Ireland)
   9.625%, 10/01/12........       205        230,625
Norske Skog Canada, Ltd.
   (Canada)
   8.625%, 6/15/11.........       175        184,625
Owens-Brockway Glass
   Container
   8.875%, 2/15/09.........       420        462,525
Plastipak Holdings, Inc.
   10.75%, 9/01/11 (a).....       145        162,038
Pliant Corp.
   11.125%, 9/01/09........        60         65,100
   13.00%, 6/01/10.........       175        161,000
Smurfit-Stone Container Corp.
   8.25%, 10/01/12.........       140        152,600

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                 AllianceBernstein Variable Products Series Fund

                             Principal
                              Amount
                               (000)    U.S. $ Value
----------------------------------------------------
Stone Container Corp.
   9.25%, 2/01/08..........      $ 25   $     27,750
   9.75%, 2/01/11..........       125        138,750
                                        ------------
                                           3,475,544
                                        ------------
PUBLIC UTILITIES -
   ELECTRIC & GAS-5.5%
AES Corp.
   8.75%, 5/15/13 (a)......        55         61,738
   9.00%, 5/15/15 (a)......       100        113,500
   10.00%, 7/12/05 (a).....       112        114,710
Allegheny Energy, Inc.
   7.75%, 8/01/05..........       260        263,575
Calpine Corp.
   8.50%, 7/15/10 (a)......       880        862,400
Northwest Pipelines Corp.
   8.125%, 3/01/10.........       110        122,650
NRG Energy, Inc.
   8.00%, 12/15/13 (a).....       280        295,750
PG&E Corp.
   6.875%, 7/15/08.........        55         59,812
SEMCO Energy, Inc.
   7.125%, 5/15/08 (a).....        65         68,006
   7.75%, 5/15/13..........       120        126,750
Southern Natural Gas Co.
   7.35%, 2/15/31..........       160        158,800
   8.875%, 3/15/10.........       130        146,900
Williams Cos., Inc.
   8.625%, 6/01/10.........       590        665,225
                                        ------------
                                           3,059,816
                                        ------------
PUBLISHING-3.4%
American Media
   Operations, Inc.
   8.875%, 1/15/11.........       100        109,000
   10.25%, 5/01/09.........       165        176,756
Dex Media East LLC
   9.875%, 11/15/09........        50         57,500
   12.125%, 11/15/12.......       145        179,075
Dex Media West LLC
   8.50%, 8/15/10 (a)......        80         89,500
   9.875%, 8/15/13 (a).....       340        396,950
Dex Media, Inc.
   8.00%, 11/15/13 (a).....       265        279,575
Hollinger International
   Publishing, Inc.
   9.00%, 12/15/10.........       175        186,812
Houghton Mifflin Co.
   8.25%, 2/01/11..........       125        134,375
   9.875%, 2/01/13.........        45         49,725
PEI Holdings, Inc.
   11.00%, 3/15/10.........        95        110,675
R.H. Donnelley Corp.
   10.875%, 12/15/12 (a)...       110        131,038
                                        ------------
                                           1,900,981
                                        ------------
RESTAURANTS-0.3%
Domino's, Inc.
   8.25%, 7/01/11..........       185        199,106
                                        ------------
RETAIL-1.4%
J.C. Penney Corp., Inc.
   8.00%, 3/01/10..........      $125   $    143,906
Jostens, Inc.
   12.75%, 5/01/10.........       335        382,319
Payless ShoeSource, Inc.
   8.25%, 8/01/13..........       270        261,225
                                        ------------
                                             787,450
                                        ------------
SERVICES-3.0%
Allied Waste North
   America, Inc.
   8.50%, 12/01/08.........       225        251,437
   8.875%, 4/01/08.........       135        151,875
   10.00%, 8/01/09.........       360        390,600
Coinmach Corp.
   9.00%, 2/01/10..........       120        130,800
Iron Mountain, Inc.
   7.75%, 1/15/15..........        80         84,200
   8.625%, 4/01/13.........       150        162,750
National Waterworks, Inc.
   10.50%, 12/01/12........       115        129,088
Service Corp.
   7.70%, 4/15/09..........       160        171,600
United Rentals NA, Inc.
   10.75%, 4/15/08.........       180        203,400
                                        ------------
                                           1,675,750
                                        ------------
SUPERMARKET/
   DRUG-2.0%
Couche-Tard US/Finance Corp.
   7.50%, 12/15/13 (a).....       169        177,872
Pathmark Stores, Inc.
   8.75%, 2/01/12..........       290        304,500
   8.75%, 2/01/12 (a)......        75         78,375
Rite Aid Corp.
   9.25%, 6/01/13..........        40         44,100
   9.50%, 2/15/11..........       150        169,875
   11.25%, 7/01/08.........       140        156,800
Roundy's, Inc.
   8.875%, 6/15/12.........       115        123,338
Stater Bros. Holdings, Inc.
   10.75%, 8/15/06.........        65         68,819
                                        ------------
                                           1,123,679
                                        ------------
TECHNOLOGY-2.9%
Activant Solutions, Inc.
   10.50%, 6/15/11.........       155        167,594
Fairchild Semiconductor Corp.
   10.50%, 2/01/09.........       225        252,000
Filtronic Plc (United Kingdom)
   10.00%, 12/01/05........       303        311,333
Flextronics International, Ltd.
   (Singapore)
   6.50%, 5/15/13..........       255        265,200
ON Semiconductor Corp.
   zero coupon, 8/04/11 (a)        70         78,400
   13.00%, 5/15/08.........       365        426,137

                                 AllianceBernstein Variable Products Series Fund
================================================================================

                             Shares or
                             Principal
                              Amount
                               (000)    U.S. $ Value
SCG Holding Corp.
   12.00%, 8/01/09.........     $ 115   $    124,200
                                        ------------
                                           1,624,864
                                        ------------
TRANSPORTATION-0.5%
Continental Airlines, Inc.
   7.875%, 7/02/18.........       270        270,000
                                        ------------
Total Corporate Debt Obligations
   (cost $47,208,217)......               50,417,867
                                        ------------
SOVEREIGN DEBT
   OBLIGATIONS-1.0%
Republic of Brazil
   8.00%, 4/15/14..........       166        163,547
Republic of Panama
   10.75%, 5/15/20.........        30         35,925
Republic of Peru
   9.125%, 2/21/12.........        30         33,600
Republic of Ukraine
   11.00%, 3/15/07.........        23         25,497
Russian Federation
   5.00%, 3/31/30 (a)......        55         53,006
   5.00%, 3/31/30 (a)......       250        240,937
                                        ------------
Total Sovereign Debt Obligations
   (cost $379,990).........                  552,512
                                        ------------
INDEX-1.4%
Trac-X North America
   High Yield
   8.00%, 3/25/09 (a)
   (cost $750,000).........       750        786,562
                                        ------------
PREFERRED STOCKS-2.2%
BROADCASTING/
   MEDIA-0.2%
Paxson Communications Corp.
   14.25%, 11/15/06........        12        110,400
                                        ------------
CABLE-1.1%
CSC Holdings, Inc.
   11.125%, 4/01/08........     4,258        448,155
CSC Holdings, Inc.
   11.75%, 10/01/07........     1,800        187,650
                                        ------------
                                             635,805
                                        ------------
FINANCIAL-0.9%
Sovereign Real Estate
   Investor Trust
   12.00%, 8/29/49 (a).....   335,000   $    501,662
                                        ------------
Total Preferred Stocks
   (cost $966,620).........                1,247,867
COMMON STOCKS &
   WARRANTS-0.0%(f)
Pliant Corp. warrants,
   expiring 6/01/10 (a) (g)        50              1
Russell-Stanley
   Holdings, Inc. (g) .....    10,000              0
                                        ------------
Total Common Stocks &
   Warrants (cost $1,820)..                        1
                                        ------------
SHORT-TERM
   INVESTMENT-3.5%
TIME DEPOSIT-3.5%
State Street Euro Dollar
   0.50%, 1/02/04
   (cost $1,976,000).......   $ 1,976      1,976,000
                                        ------------
TOTAL INVESTMENTS
   BEFORE SECURITY
   LENDING
   COLLATERAL-98.1%
   (cost $51,282,647)......               54,980,809
                                        ------------
INVESTMENT OF CASH
   COLLATERAL FOR
   SECURITIES
   LOANED*-5.2%
SHORT-TERM
   INVESTMENT-5.2%
UBS Private Money Market
   Fund, LLC, 1.01%
   (cost $2,898,745)....... 2,898,745      2,898,745
                                        ------------
TOTAL
   INVESTMENTS-103.3%
   (cost $54,181,392)......               57,879,554
Other assets less
   liabilities-(3.3%)......               (1,841,826)
                                        ------------
NET ASSETS-100%............             $ 56,037,728
                                        ============


--------------------------------------------------------------------------------
* See Note E for securities lending information.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the aggregate market value of these securities amounted to $15,606,875 or 27.9% of net assets.
(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(c)   Security is in default.
(d)   Variable rate coupon, rate shown is as of December 31, 2003.
(e)   PIK (Paid-in-kind) preferred quarterly stock payments.
(f)   Non-income producing security.
(g) Illiquid security, valued at fair value (see Note A). See Notes to Financial Statements.

HIGH YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003                AllianceBernstein Variable Products Series Fund
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
     (cost $54,181,392-including investment of cash collateral
      for securities loaned of $2,898,745).................   $   57,879,554(a)
   Cash....................................................            7,632
   Dividends and interest receivable.......................        1,188,866
   Receivable for capital stock sold.......................           80,041
                                                              --------------
   Total assets............................................       59,156,093
                                                              --------------
LIABILITIES
   Payable for collateral on securities loaned.............        2,898,745
   Payable for capital stock redeemed......................          111,698
   Advisory fee payable....................................           35,055
   Distribution fee payable................................            1,588
   Accrued expenses........................................           71,279
                                                              --------------
   Total liabilities.......................................        3,118,365
                                                              --------------
NET ASSETS.................................................   $   56,037,728
                                                              ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par...................................   $        7,087
   Additional paid-in capital..............................       64,990,821
   Undistributed net investment income.....................        3,456,018
   Accumulated net realized loss on investment
     transactions..........................................      (16,114,360)
   Net unrealized appreciation of investments..............        3,698,162
                                                              --------------
                                                              $   56,037,728
                                                              ==============
Class A Shares
   Net assets..............................................   $   48,075,812
                                                              ==============
   Shares of capital stock outstanding.....................        6,079,553
                                                              ==============
   Net asset value per share...............................   $         7.91
                                                              ==============
Class B Shares
   Net assets..............................................   $    7,961,916
                                                              ==============
   Shares of capital stock outstanding.....................        1,007,200
                                                              ==============
   Net asset value per share...............................   $         7.91
                                                              ==============



--------------------------------------------------------------------------------
(a) Includes securities on loan with a value of $2,760,743 (see Note E).

See Notes to Financial Statements.

HIGH YIELD PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003
                                 AllianceBernstein Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest..................................................... $    4,145,213
   Dividends....................................................         10,826
                                                                 --------------
   Total investment income......................................      4,156,039
                                                                 --------------
EXPENSES
   Advisory fee.................................................        348,733
   Distribution fee--Class B....................................          8,212
   Custodian....................................................        161,095
   Administrative...............................................         75,000
   Audit........................................................         41,373
   Legal........................................................         20,989
   Printing.....................................................         19,036
   Directors' fees and expenses.................................          1,133
   Transfer agency..............................................            947
   Miscellaneous................................................         11,153
                                                                 --------------
   Total expenses...............................................        687,671
                                                                 --------------
   Net investment income........................................      3,468,368
                                                                 --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions.................        964,757
   Net change in unrealized appreciation/depreciation
     of investments.............................................      4,679,646
                                                                 --------------
   Net gain on investment transactions..........................      5,644,403
                                                                 --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS...................... $    9,112,771
                                                                 ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

HIGH YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                 AllianceBernstein Variable Products Series Fund
================================================================================

                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2003               2002
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $    3,468,368     $    2,583,502
   Net realized gain (loss) on investment transactions..................            964,757         (4,355,071)
   Net change in unrealized appreciation/depreciation of investments....          4,679,646            739,335
                                                                             --------------     --------------
   Net increase (decrease) in net assets from operations................          9,112,771         (1,032,234)
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A............................................................         (2,439,115)        (2,125,869)
     Class B............................................................           (149,865)                -0-
CAPITAL STOCK TRANSACTIONS
   Net increase.........................................................         14,382,819          7,005,841
                                                                             --------------     --------------
   Total increase.......................................................         20,906,610          3,847,738
NET ASSETS
   Beginning of period..................................................         35,131,118         31,283,380
                                                                             --------------     --------------
   End of period (including undistributed net investment income of
     $3,456,018 and $2,576,630, respectively)...........................     $   56,037,728     $   35,131,118
                                                                             ==============     ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies
The AllianceBernstein High Yield Portfolio (the "Portfolio"), formerly Alliance High Yield Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high yielding, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P Duff &Phelps or Fitch or, if unrated of comparable quantity. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liqudating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio, with multi-class shares outstanding, are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser, an investment advisory fee at an annual rate of .75 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements were accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTEC: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                     Purchases        Sales
                                                  -------------    ------------
Investment securities
   (excluding U.S. government securities)......   $   60,213,384   $ 45,956,284
U.S. government securities.....................               -0-            -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost........................................................    $   54,215,497
                                                                ==============
Gross unrealized appreciation...............................    $    4,731,052
Gross unrealized depreciation...............................        (1,066,995)
                                                                --------------
Net unrealized appreciation.................................    $    3,664,057
                                                                ==============
1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The lending agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had loaned securities with a value of $2,760,743 and received cash collateral of $2,898,745 which was invested in a money market fund as included in the accompanying portfolio of investments. For the year ended December 31, 2003, the Portfolio earned fee income of $5,200 which is included in interest income in the accompanying statement of operations.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                      ====================================  ===================================
                                                    Shares                                Amount
                                      ====================================  ===================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2003               2002               2003               2002
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold.......................          2,095,774          1,640,577     $   15,413,642     $   11,549,210
Shares issued in reinvestment
   of dividends...................            334,126            309,442          2,439,115          2,125,868
Shares redeemed...................         (1,437,649)        (1,030,895)       (10,591,185)        (7,032,050)
                                       --------------     --------------     --------------     --------------
Net increase......................            992,251            919,124     $    7,261,572     $    6,643,028
                                       ==============     ==============     ==============     ==============

                                         Year Ended      July 22, 2002(a)      Year Ended      July 22, 2002(a)
                                        December 31,      to December 31,     December 31,      to December 31,
                                            2003               2002               2003               2002
                                      ----------------   ----------------   ----------------   ----------------
Class B
Shares sold.......................          2,209,656            103,564     $   16,338,500     $      704,198
Shares issued in reinvestment
   of dividends...................             20,501                 -0-           149,866                 -0-
Shares redeemed...................         (1,276,488)           (50,033)        (9,367,119)          (341,385)
                                       --------------     --------------     --------------     --------------
Net increase......................            953,669             53,531     $    7,121,247     $      362,813
                                       ==============     ==============     ==============     ==============


NOTE G: Risks Involved in Investing in the Portfolio
Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H:Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.




--------------------------------------------------------------------------------
(a) Commencement of distribution.

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                 2003             2002
                                            --------------  ---------------
Distributions paid from:
   Ordinary income.......................   $    2,588,980  $     2,125,869
                                            --------------  ---------------
Total taxable distributions..............        2,588,980        2,125,869
                                            --------------  ---------------
Total distributions paid.................   $    2,588,980  $     2,125,869
                                            ==============  ===============

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income..............................  $     3,456,018
Accumulated capital and other losses............ ..........      (16,080,255)(a)
Unrealized appreciation/(depreciation).....................        3,664,057(b)
                                                             ---------------
Total accumulated earnings/(deficit).......................       (8,960,180)
                                                             ---------------

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $16,080,255 of which $3,206,642 expires in the year 2007, $5,774,960 expires in the year 2008, $2,890,265 expires in the year 2009 and $4,208,388 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust High Income Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $790,788.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, there were no permanent differences.

NOTE J: Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

                                 AllianceBernstein Variable Products Series Fund
================================================================================

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS
                                 AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 ============================================================
                                                                            Class A
                                                 ============================================================
                                                                   Year Ended December 31,
                                                 ------------------------------------------------------------
                                                    2003         2002      2001 (a)       2000        1999
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period...........    $ 6.83       $ 7.51      $ 7.91       $9.14       $ 9.94
                                                   ------       ------      ------       -----       ------
Income From Investment Operations
---------------------------------
Net investment income (b)......................       .55          .54(c)      .63(c)      .74(c)       .91(c)
Net realized and unrealized gain (loss) on
   investment transactions.....................       .95         (.76)       (.38)      (1.18)       (1.16)
                                                   ------       ------      ------       -----       ------
Net increase (decrease) in net asset value from
   operations..................................      1.50         (.22)        .25        (.44)        (.25)
                                                   ------       ------      ------       -----       ------
Less: Dividends
---------------
Dividends from net investment income...........      (.42)        (.46)       (.65)       (.79)        (.55)
                                                   ------       ------      ------       -----       ------
Net asset value, end of period.................    $ 7.91       $ 6.83      $ 7.51       $7.91       $ 9.14
                                                   ======       ======      ======       =====       ======
Total Return
------------
Total investment return based on net asset
   value (d)...................................     22.44%      (3.03)%       3.04 %     (5.15)%      (2.58)%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)......   $48,076      $34,765     $31,283     $22,333      $24,567
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements...........................      1.46%        1.18%        .95%        .95%         .95%
   Expenses, before waivers and
      reimbursements...........................      1.46%        1.45%       1.51%       1.42%        1.40%
   Net investment income.......................      7.48%        7.78%(c)    8.08%(c)    8.68%(c)     9.72%(c)
Portfolio turnover rate........................       105%          83%         95%        175%         198%


--------------------------------------------------------------------------------
See footnote summary on page 21.

                                 AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                   =============================
                                                             Class B
                                                   =============================
                                                                   July 22,
                                                    Year Ended    2002(e) to
                                                   December 31,  December 31,
                                                        2003         2002
                                                   -----------  -----------
Net asset value, beginning of period...............   $6.84       $ 6.45
                                                      -----       ------
Income From Investment Operations
---------------------------------
Net investment income (b)..........................     .52          .15(c)
Net realized and unrealized gain on investment
   transactions....................................     .97          .24
                                                      -----       ------
Net increase in net asset value from operations....    1.49          .39
                                                      -----       ------
Less: Dividends
---------------
Dividends from net investment income...............    (.42)          -0-
                                                      -----       ------
Net asset value, end of period.....................   $7.91       $ 6.84
                                                      =====       ======
Total Return
------------
Total investment return based on net asset
   value (d).......................................   22.24%        6.05%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)..........  $7,962         $366
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.....    1.70%        1.42%(f)
   Expenses, before waivers and reimbursements.....    1.70%        1.63%(f)
   Net investment income...........................    7.19%        8.39%(c)(f)
Portfolio turnover rate............................     105%          83%


--------------------------------------------------------------------------------
(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2002, the effect of this change was to decrease net investment income by less than $.01 per share, decrease net realized and unrealized loss on investments by less than $.01 per share and decrease the ratio of net investment income to average net assets from 8.14% to 8.08%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annulaized.

(e)   Commencement of distribution.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS             AllianceBernstein Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein High Yield Portfolio, formerly Alliance High Yield Portfolio, (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein High Yield Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
---------------------

New York, New York
February 4, 2004

HIGH YIELD PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS
William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)

John H. Dobkin (1)
Clifford L. Michel (1)
Donald J. Robinson (1)


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672



--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

HIGH YIELD PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIPS
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+, 71      Investment adviser and an independent         116               None
2 Sound View Drive               consultant. He was formerly Senior Manager
Suite 100                        of Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
(14)                             associated since prior to 1999. He was formerly
Chairman of the Board            Deputy Comptroller and Chief Investment
                                 Officer of the State of New York and, prior
                                 thereto, Chief Investment Officer of the
                                 New York Bank for Savings.

Ruth Block,+, 73                 Formerly Executive Vice President and Chief   96                None
500 SE Mizner Blvd.              Insurance Officer of The Equitable Life
Boca Raton, FL 33432             Assurance Society of the United States;
(12)                             Chairman and Chief Executive Officer of
                                 Evlico; Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty chemicals),
                                 Tandem Financial Group and Donaldson,
                                 Lufkin & Jenrette Securities Corporation;
                                 former Governor at Large National Association
                                 of Securities Dealers, Inc.

David H. Dievler,+, 74           Independent consultant. Until December 1994,  100               None
P.O. Box 167                     he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762            Management Corporation ("ACMC") responsible
(14)                             for mutual fund administration. Prior to joining
                                 ACMC in 1984, he was Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior to
                                 that, he was a Senior Manager at Price Waterhouse
                                 & Co.  Member of American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin,+, 62             Consultant. Formerly President of Save Venice, 98      None
P.O. Box 12 Inc.                 (preservation organization) from 2001-2002,
Annandale, NY 12504              Senior Advisor from June 1999-June 2000 and
(12)                             President of Historic Hudson Valley (historic
                                 preservation) from December 1989-May 1999).
                                 Previously, Director of the National Academy
                                 of Design and during 1988-1992, Director and
                                 Chairman of the Audit Committee of ACMC.



HIGH YIELD PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIPS
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel,+, 64         Senior Counsel of the law firm of Cahill      97          Placer Dome Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(12)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer
                                 of Wenonah Development Company
                                 (investments) and a Director of Placer
                                 Dome, Inc. (mining).

Donald J. Robinson,+, 69         Senior Counsel to the law firm of Orrick,     96                None
98 Hell's Peak Road              Herrington & Sutcliffe LLP since prior
Weston, VT 05161                 to 1999.  Formerly a senior partner and a
(8)                              member of the Executive Committee of
                                 that firm. He was also a member and
                                 Chairman of the Municipal Securities
                                 Rulemaking Board and a Trustee of the
                                 Museum of the City of New York.


--------------------------------------------------------------------------------
* There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee and the Nominating Committee.

HIGH YIELD PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.



     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                President                         Executive Vice President of Alliance Capital
                                                                   Management Corporation ("ACMC")** since 2001;
                                                                   prior thereto, Chief Executive Officer of
                                                                   Sanford C. Bernstein & Co., LLC and its predecessor
                                                                   since prior to 1999.

Kathleen A. Corbet, 44           Senior Vice President             Executive Vice President of ACMC**, with which she
                                                                   has been associated since prior to 1999.

James E. Kennedy, 43(1)          Vice President                    Senior Vice President of ACMC, with which he has
                                                                   been associated since prior to 1999.

Michael A. Snyder, 41(1)         Vice President                    Senior Vice President of ACMC since May,
                                                                   2001. Previously, he was a Managing Director in
                                                                   the high yield asset management group at Donaldson,
                                                                   Lufkin & Jenrette Corporation since 1999.

Jeffrey L. Phlegar, 37           Vice President                    Senior Vice President of ACMC**, with which he has
                                                                   been associated since prior to 1999.

Mark R. Manley, 41               Secretary                         Senior Vice President and Acting General Counsel of
                                                                   ACMC**, with which he has been associated since
                                                                   prior to 1999.

Mark D. Gersten, 53              Treasurer and Chief               Senior Vice President of Alliance Global Investor
                                 Financial Officer                 Services, Inc. ("AGIS")** and Vice President of
                                                                   AllianceBernstein Investment Research and Management,
                                                                   Inc. ("ABIRM")**, with which he has been associated
                                                                   since prior to 1999.

Thomas R. Manley, 52             Controller                        Vice President of ACMC**, with which he has been
                                                                   associated since prior to 1999.


--------------------------------------------------------------------------------
(1) Messrs. Kennedy and Snyder are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800)227-4618 for a free prospectus or SAI.

                                ALLIANCEBERNSTEIN
                           --------------------------
                                VARIABLE PRODUCTS
                           --------------------------
                                   SERIES FUND
                           --------------------------
                                ALLIANCEBERNSTEIN
                           --------------------------
                              GLOBAL BOND PORTFOLIO
                           --------------------------


ANNUAL REPORT
DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

GLOBAL BOND PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS

February 4, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Bond Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign securities.

INVESTMENT RESULTS
Periods Ended December 31, 2003

                                                      RETURNS
                                      ---------------------------------------
                                        1 YEAR        5 YEARS      10 YEARS
                                      -----------   -----------   -----------
ALLIANCEBERNSTEIN
GLOBAL BOND PORTFOLIO CLASS A            13.26%         4.64%         6.12%

CITIGROUP WORLD GOVERNMENT
BOND INDEX (UNHEDGED)                    14.91%         5.74%         6.79%


   Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

   The Citigroup World Government Bond Index (unhedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index represents performance of government bond markets in 14 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Bond Portfolio.

The Portfolio underperformed its benchmark, the Citigroup World Government Bond Index, for the 12-month period ended December 31, 2003. Although the positioning of the Portfolio's country allocation relative to the benchmark was favorable, the primary detractor from performance was its currency exposure to the U.S. dollar. During the year, the U.S. dollar weakened significantly relative to other major currencies, which was primarily due to the burgeoning federal and current account deficits as well as loose monetary policy. For the annual period under review, the U.S. dollar lost 20% against the euro, 34% against the Australian dollar, 21% against the Canadian dollar and 11% against both the British pound and the Japanese yen. Additionally, the Portfolio's underweighted duration exposure in the first half of 2003 also detracted from performance when government returns were strongest. We expected that accelerating global growth would begin to negatively impact global government bonds; however, the effect was relatively muted until the second half of the year.

Contributing positively to performance was the Portfolio's overall country allocation. The Portfolio's underweight position in the U.K. and Japan added to performance as both countries posted the weakest returns. Contrarily, the Portfolio's overweight position in Europe, which performed well during the year due to relatively sluggish growth in that region, contributed positively to performance.

MARKET REVIEW AND INVESTMENT STRATEGY

The U.S. economy grew faster than expected in 2003, supported by strong consumer and government spending as well as an increase in exports. Business fixed investment contributed strongly to growth with most of the gains coming in the second half of 2003. Accommodative monetary policy also played a key role by keeping the federal funds rate steady at 1%, triggering the biggest household and corporate refinancing in history, which freed up record amounts of cash flow. After stagnating in the first half of 2003, the Euro area economy also benefited from a surge in export demand during the second half of the year. In spite of the strong euro, the European Central Bank cut official interest rates by 50 basis points in 2003, lowering short-term rates throughout the Euro area to their lowest levels since the 1960s. Japan significantly contributed to, if not led, the global economic upturn in 2003. Real growth substantially surprised the market on the upside in the second half of the year. The Bank of Japan maintained its firm policy commitment to its zero rate policy throughout 2003.

The first half of 2003 was dominated by geopolitical risk, uncertainty over the conflict in Iraq and economic weakness in Europe, all of which helped buoy government securities. Global bond yields troughed in June at histori-

GLOBAL BOND PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


cally low levels. The 10-year Treasury reached a low of 3.11% in mid-June prior to the release of positive economic data and a subsequent Treasury sell-off. Government securities continued to lose their appeal in the second half of 2003 as economic recovery sentiment gained significant traction. 10-year European bond yields ended the year at 4.3%, just 10 basis points higher than at the end of 2002. While European yields ended 2003 nearly where they began, this disguised a broad trading range during the year, with the 10-year yield fluctuating between a low around 3.50% and a high around 4.50%. U.S. Treasury yields ended 2003 at 4.25%, up from 3.82% at the beginning of the year. For the year, European countries and Dollar Bloc countries ex-U.S. (Canada, Australia and New Zealand) outperformed government bonds in the U.S., U.K. and Japan. Stronger growth prospects in the second half of the year in the U.S. and Japan dampened demand for government securities in those countries. During the year, the Portfolio was overweighted in European government bonds, due to the slower economy in that region. Alternately, the Portfolio was underweighted in government bonds in the U.S. and U.K., due to their stronger economies. The Portfolio was also underweighted in Japanese government bonds based on valuations, unexpected growth in the second half of the year and the lack of economic reforms.

GLOBAL BOND PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/93 - 12/31/03


AllianceBernstein Global Bond Portfolio Class A: $18,106

Citigroup World Government Bond Index (Unhedged): $19,285


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                        AllianceBernstein Global     Citigroup World Government
                             Bond Portfolio            Bond Index (Unhedged)
-------------------------------------------------------------------------------
       12/31/93                 $ 10,000                      $ 10,000
       12/31/94                 $  9,484                      $ 10,235
       12/31/95                 $ 11,830                      $ 12,183
       12/31/96                 $ 12,564                      $ 12,624
       12/31/97                 $ 12,649                      $ 12,654
       12/31/98                 $ 14,434                      $ 14,590
       12/31/99                 $ 13,552                      $ 13,967
       12/31/00                 $ 13,711                      $ 14,185
       12/31/01                 $ 13,673                      $ 14,045
       12/31/02                 $ 15,986                      $ 16,783
       12/31/03                 $ 18,106                      $ 19,285


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Bond Portfolio Class Ashares (from 12/31/93 to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Citigroup World Government Bond Index (unhedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index represents performance of government bond markets in 14 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Bond Portfolio.

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
LONG-TERM INVESTMENTS-91.2%
AUSTRALIA-0.1%
BANKING-0.1%
National Australia Bank, Ltd.
  1.795%, 5/19/10 (a)(c)                    USD           113     $     113,592
                                                                  -------------
BELGIUM-3.9%
GOVERNMENT OBLIGATION-3.9%
Kingdom of Belgium
  7.00%, 5/15/06 (a)                        EUR         2,000         2,756,956
                                                                  -------------
CANADA-3.5%
SOVEREIGN-3.5%
Canada Housing Trust
  4.10%, 12/15/08 (a)                       CAD         3,145         2,438,321
                                                                  -------------
DENMARK-6.8%
GOVERNMENT OBLIGATIONS-6.8%
Kingdom of Denmark
  6.00%, 11/15/09 (a)                       DKK        13,590         2,547,310
  7.00%, 11/15/07 (a)                                  11,650         2,224,990
                                                                  -------------
                                                                      4,772,300
                                                                  -------------
FINLAND-8.5%
GOVERNMENT OBLIGATION-8.5%
Government of Finland
  5.375%, 7/04/13 (a)                       EUR         4,350         5,941,351
                                                                  -------------
FRANCE-4.9%
GOVERNMENT OBLIGATION-4.9%
Government of France
  4.00%, 4/25/09 (a)                                    2,675         3,432,551
                                                                  -------------
GERMANY-2.6%
BANKING-0.2%
Deutsche Ausgleichsbank
  7.00%, 6/23/05 (a)                                      150           160,628
                                                                  -------------
GOVERNMENT OBLIGATION-2.4%
Federal Republic of Germany
  4.75%, 7/04/34 (a)                                       68            83,139
  5.50%, 1/04/31 (a)                                    1,165         1,592,353
                                                                  -------------
                                                                      1,675,492
                                                                  -------------
                                                                      1,836,120
                                                                  -------------
IRELAND-5.0%
GOVERNMENT OBLIGATION-5.0%
Republic of Ireland
  4.25%, 10/18/07 (a)                                   2,685         3,499,145
                                                                  -------------
ITALY-7.0%
GOVERNMENT OBLIGATION-7.0%
Republic of Italy
  6.75%, 2/01/07 (a)                        EUR         3,513         4,903,298
                                                                  -------------
JAPAN-16.7%
GOVERNMENT OBLIGATIONS-16.7%
Government of Japan
  1.10%, 9/20/12 (a)                        JPY        60,800           561,400
  1.40%, 12/20/11 (a)                                  30,650           291,703
  1.70%, 9/20/10 (a)                                  466,200         4,576,362
  1.80%, 9/20/10 (a)                                  633,500         6,260,986
                                                                  -------------
                                                                     11,690,451
                                                                  -------------
NETHERLANDS-4.6%
GOVERNMENT OBLIGATION-4.6%
Kingdom of the Netherlands
  3.75%, 7/15/09 (a)                        EUR         2,550         3,223,020
                                                                  -------------
SPAIN-3.7%
GOVERNMENT OBLIGATION-3.7%
Government of Spain
  6.00%, 1/31/29 (a)                                    1,780         2,593,914
                                                                  -------------
SWEDEN-0.9%
GOVERNMENT OBLIGATIONS-0.9%
Kingdom of Sweden
  6.50%, 5/05/08 (a)                        SEK         3,910           597,152
                                                                  -------------
UNITED KINGDOM-0.2%
BANKING-0.2%
Scotland International Finance II BV
  4.25%, 5/23/13 (a)(b)                                   160           152,211
                                                                  -------------
UNITED STATES-22.8%
FINANCIAL-3.5%
GE Financial Assurance Holdings
  1.60%, 6/20/11 (a)                        JPY       200,000         1,796,205
The Goldman Sachs Group, Inc.
  6.125%, 2/15/33 (a)                       USD           675           682,065
                                                                  -------------
                                                                      2,478,270
                                                                  -------------
INDUSTRIAL-0.5%
General Electric Co.
  5.00%, 2/01/13 (a)                                      330           334,345
                                                                  -------------
RETAIL-1.1%
Wal Mart Stores, Inc.
  4.55%, 5/01/13 (a)                                      750           742,193
                                                                  -------------

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
GOVERNMENT AND AGENCY OBLIGATIONS-17.7%
U.S. TREASURY BOND
  5.375%, 2/15/31 (a)                       USD         1,895     $   1,976,798
U.S. Treasury Notes
  1.875%, 7/15/13 (TIPS) (a)                            1,313         1,303,503
  2.625%, 11/15/06 (a)                                  1,480         1,493,528
  3.375%, 1/15/07 (TIPS) (a)                              175           189,798
  4.25%, 8/15/13 (a)                                      300           300,469
  7.25%, 5/15/04 (a)                                    7,000         7,161,882
                                                                  -------------
                                                                     12,425,978
                                                                  -------------
                                                                     15,980,786
                                                                  -------------
Total Long-Term Investments
  (cost $55,925,678)                                                 63,931,168
                                                                  -------------
SHORT-TERM INVESTMENT-6.6%
UNITED STATES-6.6%
TIME DEPOSIT-6.6%
Societe Generale Cayman
  0.9375%, 1/02/04
  (cost $4,600,000)                         USD         4,600         4,600,000
                                                                  -------------
TOTAL INVESTMENTS-97.8%
  (cost $60,525,678)                                                 68,531,168
Other assets less liabilities-2.2%                                    1,525,188
                                                                  -------------
NET ASSETS-100%                                                   $  70,056,356
                                                                  =============


FORWARD EXCHANGE CURRENCY CONTRACTS (SEE NOTE D)

                                       U.S $
                        CONTRACT     VALUE ON         U.S $       UNREALIZED
                         AMOUNT     ORIGINATION      CURRENT     APPRECIATION
                         (000)         DATE           VALUE      (DEPRECIATION)
                      -----------   -----------    -----------   -------------
BUY CONTRACTS
-------------
Australian Dollar,
  settling 1/20/04         1,237    $   912,689    $   929,026    $    16,337
British Pound,
  settling 2/9/04          2,222      3,849,217      3,954,419        105,202
Euro, settling
  1/23/04                  5,627      6,704,378      7,084,873        380,495
Japanese Yen,
  settling 1/16/04       372,872      3,451,598      3,482,126         30,528

SALE CONTRACTS
--------------
Canadian Dollar,
  settling 1/28/04         1,187        887,058        917,147        (30,089)
Danish Krone,
  settling 2/25/04        23,310      3,877,198      3,937,643        (60,445)
Euro, settling
  1/23/04                  5,029      6,003,459      6,332,395       (328,936)
Swedish Krona,
  settling 2/25/04           462         62,897         64,031         (1,134)


--------------------------------------------------------------------------------
(a) Positions, or portions thereof, with an aggregate market value of $63,931,168 have been segregated to collateralize forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the aggregate market value of this security amounted to $152,211 or 0.2% of net assets.

(c) Floating rate security. Stated interest rate was in effect at December 31, 2003.

    Currency Abbreviations:

    CAD - Canadian Dollar

    DKK - Danish Krona

    EUR - Euros

    JPY - Japanese Yen

    SEK - Swedish Krona

    USD - United States Dollar

    Glossary:

    TIPS - Treasury Inflation Protected Security

    See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $60,525,678)          $  68,531,168
  Cash                                                                  484,483
  Interest receivable                                                 1,040,624
  Unrealized appreciation of forward exchange
    currency contracts                                                  532,562
  Receivable for capital stock sold                                      77,381
                                                                  -------------
  Total assets                                                       70,666,218
                                                                  -------------
LIABILITIES
  Unrealized depreciation of forward exchange
    currency contracts                                                  420,604
  Advisory fee payable                                                   37,943
  Payable for capital stock redeemed                                     27,851
  Distribution fee payable                                                5,914
  Accrued expenses                                                      117,550
                                                                  -------------
  Total liabilities                                                     609,862
                                                                  -------------
NET ASSETS                                                        $  70,056,356
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $       5,195
  Additional paid-in capital                                         60,491,679
  Undistributed net investment income                                 1,605,827
  Accumulated net realized loss on investment
    and foreign currency transactions                                  (235,184)
  Net unrealized appreciation of investments
    and foreign currency denominated assets
    and liabilities                                                   8,188,839
                                                                  -------------
                                                                  $  70,056,356
                                                                  =============
CLASS A SHARES
  Net assets                                                      $  58,657,614
                                                                  =============
  Shares of capital stock outstanding                                 4,344,592
                                                                  =============
  Net asset value per share                                       $       13.50
                                                                  =============
CLASS B SHARES
  Net assets                                                      $  11,398,742
                                                                  =============
  Shares of capital stock outstanding                                   850,632
                                                                  =============
  Net asset value per share                                       $       13.40
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Interest                                                        $   2,093,221
                                                                  -------------
EXPENSES
  Advisory fee                                                          442,328
  Distribution fee -- Class B                                            24,031
  Custodian                                                             164,611
  Administrative                                                         75,000
  Audit                                                                  38,240
  Printing                                                               29,733
  Legal                                                                  22,996
  Directors' fees and expenses                                            1,141
  Transfer agency                                                           947
  Miscellaneous                                                           4,739
                                                                  -------------
  Total expenses                                                        803,766
                                                                  -------------
  Net investment income                                               1,289,455
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                           1,639,684
    Foreign currency transactions                                     2,432,090
  Net change in unrealized appreciation/depreciation of:
    Investments                                                       3,316,344
    Foreign currency denominated assets and liabilities.               (212,693)
                                                                  -------------
  Net gain on investment and foreign currency transactions.           7,175,425
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $   8,464,880
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2003             2002
                                                 =============    =============
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                          $   1,289,455    $   1,234,603
  Net realized gain on investment and
    foreign currency transactions                    4,071,774        2,006,845
  Net change in unrealized appreciation/
    depreciation of investments and
    foreign currency denominated assets
    and liabilities                                  3,103,651        5,680,736
                                                 -------------    -------------
  Net increase in net assets
    from operations                                  8,464,880        8,922,184

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (3,476,111)        (547,877)
    Class B                                           (610,949)         (66,713)

CAPITAL STOCK TRANSACTIONS
  Net increase                                       1,034,328          965,120
                                                 -------------    -------------

  Total increase                                     5,412,148        9,272,714

NET ASSETS
  Beginning of period                               64,644,208       55,371,494
                                                 -------------    -------------

  End of period (including undistributed
    net investment income of $1,605,827 and
    $2,011,830, respectively)                    $  70,056,356    $  64,644,208
                                                 =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Bond Portfolio (the "Portfolio"), formerly Alliance Global Bond Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the Portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of .65 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management,Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:


                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  88,348,087    $  85,052,327
U.S. government securities                          38,235,566       38,890,519


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $  60,588,832
                                                                  =============
Gross unrealized appreciation                                     $   7,958,573
Gross unrealized depreciation                                           (16,237)
                                                                  -------------
Net unrealized appreciation                                       $   7,942,336
                                                                  =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had no securities on loan. For the year ended December 31, 2003, the Portfolio earned fee income of $1,218 which is included in interest income in the accompanying statement of operations.

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                    ---------------------------  ------------------------------
                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              680,667     1,191,552    $  8,767,973   $  14,053,131
Shares issued in
  reinvestment
  of dividends           264,343        48,485       3,476,111         547,877
Shares redeemed       (1,044,491)   (1,207,960)    (13,455,988)    (13,929,727)
                     -----------   -----------    ------------   -------------
Net increase
  (decrease)             (99,481)       32,077    $ (1,211,904)  $     671,281
                     ===========   ===========    ============   =============

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                    ---------------------------  ------------------------------
                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            1,557,003       291,377    $ 19,931,078   $   3,503,266
Shares issued in
  reinvestment
  of dividends            46,745         5,940         610,949          66,714
Shares redeemed       (1,431,327)     (277,540)    (18,295,795)     (3,276,141)
                     -----------   -----------    ------------   -------------
Net increase             172,421        19,777    $  2,246,232   $     293,839
                     ===========   ===========    ============   =============


NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: JOINT CREDITF ACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                  2003             2002
                                             =============    =============
Distributions paid from:
  Ordinary income                            $   4,087,060    $     614,590
                                             -------------    -------------
Total distributions paid                     $   4,087,060    $     614,590
                                             =============    =============


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $   4,566,986
Undistributed long term capital gains                               640,356
Accumulated capital and other losses                             (1,518,523)(a)
Unrealized appreciation/(depreciation)                            7,953,282(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $  11,642,101
                                                              =============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $1,518,523 of which $66,089 expires in the year 2007, and $1,452,434 expires in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Strategic Income Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $396,833.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the recognition of unrealized gains and losses on certain forward exchange currency contracts.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, resulted in a net increase in undistributed net investment income and an increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                            ---------------------------------------------------------------
                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2003         2002        2001(a)      2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.63       $10.93       $10.96       $11.25       $12.42
                                              ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .25          .25          .35          .45(c)       .48(c)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                         1.40         1.58         (.38)        (.32)       (1.24)
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net asset
  value from operations                         1.65         1.83         (.03)         .13         (.76)
                                              ------       ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.78)        (.13)          -0-        (.42)        (.37)
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-          -0-        (.04)
                                              ------       ------       ------       ------       ------
Total dividends and distributions               (.78)        (.13)          -0-        (.42)        (.41)
                                              ------       ------       ------       ------       ------
Net asset value, end of period                $13.50       $12.63       $10.93       $10.96       $11.25
                                              ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (d)                          13.26%       16.91%        (.27)%       1.17%       (6.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $58,658      $56,137      $48,221      $50,325      $50,569
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.15%        1.17%        1.07%        1.02%         .90%
  Expenses, before waivers and
    reimbursements                              1.15%        1.17%        1.07%        1.06%        1.04%
  Net investment income                         1.93%        2.18%        3.28%        4.13%(c)     4.16%(c)
Portfolio turnover rate                          197%         220%         101%         372%         183%


--------------------------------------------------------------------------------
See footnote summary on page 17.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            ---------------------------------------------------------------
                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                                                  JULY 16,
                                                           YEAR ENDED DECEMBER 31,               1999(e) TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2003         2002        2001(a)      2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.54       $10.86       $10.92       $11.23       $10.98
                                              ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .21          .22          .32          .41(c)       .21(c)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                         1.41         1.57         (.38)        (.31)         .04
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net
  asset value from operations                   1.62         1.79         (.06)         .10          .25
                                              ------       ------       ------       ------       ------
LESS: DIVIDENDS
Dividends from net investment income            (.76)        (.11)          -0-        (.41)          -0-
                                              ------       ------       ------       ------       ------
Net asset value, end of period                $13.40       $12.54       $10.86       $10.92       $11.23
                                              ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (d)                          13.08%       16.59%        (.55)%        .98%        2.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $11,399       $8,507       $7,150       $6,145       $1,770
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.40%        1.42%        1.32%        1.31%        1.20%(f)
  Expenses, before waivers and
    reimbursements                              1.40%        1.42%        1.32%        1.35%        1.34%(f)
  Net investment income                         1.66%        1.92%        3.00%        3.82%(c)     3.96%(c)(f)
Portfolio turnover rate                          197%         220%         101%         372%         183%


--------------------------------------------------------------------------------
(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.04 and $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and $.04, and decrease the ratio of net investment income to average net assets from 3.67% to 3.28% and 3.39% to 3.00%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Commencement of distribution.

(f) Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Global Bond Portfolio, formerly Alliance Global Bond Portfolio, (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4, 2004

GLOBAL BOND PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


--------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

GLOBAL BOND PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                      PORTFOLIOS
                                                                                        IN FUND          OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                                 COMPLEX       DIRECTORSHIP
      ADDRESS                                OCCUPATION(S)                            OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                       DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71        Investment adviser and an independent                   116             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
(14)                               associated since prior to 1999. He was formerly
Chairman of the Board              Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the New
                                   York Bank for Savings.

Ruth Block,#, 73                   Formerly Executive Vice President and Chief              96             None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
(12)                               Chairman and Chief Executive Officer of Evlico;
                                   Director of Avon, BP (oil and gas), Ecolab
                                   Incorporated (specialty chemicals), Tandem
                                   Financial Group and Donaldson, Lufkin &
                                   Jenrette Securities Corporation; former
                                   Governor at Large National Association of
                                   Securities Dealers, Inc.

David H. Dievler,#, 74             Independent consultant. Until December 1994,            100             None
P.O. Box 167                       he was Senior Vice President of Alliance
Spring Lake, NJ 07762              Capital Management Corporation ("ACMC"),
(14)                               responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset Management
                                   since 1968. Prior to that, he was a Senior
                                   Manager at Price Waterhouse & Co. Member of
                                   American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin,#, 62               Consultant. Formerly President of Save Venice,           98             None
P.O. Box 12                        Inc. (preservation organization) from 2001-
Annandale, NY 12504                2002, Senior Advisor from June 1999-June
(12)                               2000 and President of Historic Hudson Valley
                                    (historic preservation) from December 1989-
                                   May 1999. Previously, Director of the National
                                   Academy of Design and during 1988-1992,
                                   Director and Chairman of the Audit Committee
                                   of ACMC.


GLOBAL BOND PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



                                                                                      PORTFOLIOS
                                                                                        IN FUND          OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                                 COMPLEX       DIRECTORSHIP
      ADDRESS                                OCCUPATION(S)                            OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                       DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

Clifford L. Michel,#, 64           Senior Counsel of the law firm of Cahill                 97         Placer Dome,
15 St. Bernard's Road              Gordon & Reindel since February 2001 and a                              Inc.
Gladstone, NJ 07934                partner of that firm for more than twenty-five
(12)                               years prior thereto. He is President and Chief
                                   Executive Officer of Wenonah Development
                                   Company (investments) and a Director of Placer
                                   Dome, Inc. (mining).

Donald J. Robinson,#, 69           Senior Counsel to the law firm of Orrick,                96             None
98 Hell's Peak Road                Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                   1999. Formerly a senior partner and a member
(8)                                of the Executive Committee of that firm. He
                                   was also a member and Chairman of the
                                   Municipal Securities Rulemaking Board and a
                                   Trustee of the Museum of the City of New York.


--------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and the Nominating Committee.

GLOBAL BOND PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.



 NAME, ADDRESS*                      POSITION(S) HELD                           PRINCIPAL OCCUPATION
    AND AGE                             WITH FUND                               DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since 2001;
                                                                    prior thereto, Chief Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC and its predecessor since prior
                                                                    to 1999.

Kathleen A. Corbet, 44              Senior Vice President           Executive Vice President of ACMC**, with which she
                                                                    has been associated since prior to 1999.

Douglas J. Peebles, 38(1)           Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Jeffrey L. Phlegar, 37              Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General Counsel of
                                                                    ACMC**, with which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global Investor
                                    Financial Officer               Services, Inc. ("AGIS")** and Vice President of
                                                                    AllianceBernstein Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with which he has
                                                                    been associated since prior to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has been
                                                                    associated since prior to 1999.


--------------------------------------------------------------------------------
(1) Mr. Peebles is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

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

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                                ALLIANCEBERNSTEIN
             -----------------------------------------------------
                                VARIABLE PRODUCTS
             -----------------------------------------------------
                                   SERIES FUND
             -----------------------------------------------------
                                ALLIANCEBERNSTEIN
             -----------------------------------------------------
                                QUASAR PORTFOLIO
             -----------------------------------------------------





                                  ANNUAL REPORT
                                DECEMBER 31, 2003

                      Investment Products Offered
                      =============================
                      > Are Not FDIC Insured
                      > May Lose Value
                      > Are Not Bank Guaranteed
                      =============================

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

QUASAR PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================

LETTER TO INVESTORS
February 9, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Quasar Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks growth of capital by pursuing aggressive investment policies. While it currently emphasizes the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry with the potential for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States. Current income is incidental to the Portfolio's objective.



   INVESTMENT RESULTS
   Periods Ended December 31, 2003

                                   Returns
                                              Since
                         1 Year   5 Years   Inception*
                         -------  -------   ---------
   AllianceBernstein
   Quasar Portfolio
   Class A                  48.90%   -0.51%    2.20%

   Russell 2000
   Growth Index             48.54%    0.86%    3.64%

   * The Portfolio's inception date is 8/5/96.

   Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

   The unmanaged Russell 2000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2000 of the smallest stocks representing approximately 10% of the equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Quasar Portfolio.

For the 12-month period ended December 31, 2003, both the Portfolio and its benchmark, the Russell 2000 Growth Index, posted strong returns. During this time frame, the Portfolio's Class A shares marginally outperformed the benchmark, gaining 48.90% versus 48.54% for the Index. Stock selection and sector allocations both contributed favorably to the Portfolio's outperformance.

Despite very strong absolute returns for the Portfolio, exceptionally strong performance of the smaller, more speculative names within the Russell 2000 Growth Index made for a particularly challenging relative return environment. Stock selection in the aggregate was modestly positive, with outperformance in the consumer/commercial services and financial services sectors of the Portfolio largely offset by underperformance within the technology, energy, and health care sectors. With help from an underweight position in financial services, sector allocations were marginally positive for the 12-month period. Although cash balances were kept at a relatively low level (below 3% throughout the year), they did negatively impact relative returns given the benchmark's exceptionally strong absolute gains.

During the most recent six-month period ended December 31, 2003, favorable stock selection was the primary driver of the Portfolio's performance, and more than offset continued strength in the under-owned, more speculative names within the Russell 2000 Growth Index. Stock selection was strongest in the consumer/commercial services and health care sectors of the Portfolio and most disappointing in the technology sector. Sector allocations were largely neutral to relative returns during the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY
Small-cap stocks were market leaders over the 12-month period, posting a gain of 48.54%, as measured by the Russell 2000 Growth Index. Technology stocks and smaller, more speculative stocks were by far the strongest performers. Absolute returns for all major economic sectors exceeded 30% for the 12-month period under review.

Small-cap growth stocks, as measured by the Russell 2000 Growth Index, gained 24.48% for the six-month period ending December 31, 2003, significantly outperforming many of the more widely followed market indices. In comparison to other major style classifications, small-cap growth stocks significantly outperformed large-cap growth stocks, and performed roughly in-line with small-cap value stocks. Within the Russell 2000 Growth Index, smaller, more-speculative stocks signifi-

QUASAR PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================

cantly outperformed larger, more established companies. Technology was again the strongest performing sector for the six-month period, gaining more than 32%. Technology was in fact one of only two major economic sectors, the other being industrials, to outperform the overall Russell 2000 Growth Index during this timeframe. Underscoring the breadth of strength witnessed during the six-month period, even the two worst performing sectors, energy and consumer/commercial services, turned in gains of 16% and 19%, respectively.

During the six-month period ended December 31, 2003, we increased the Portfolio's exposure to stocks within the consumer/commercial services and technology sectors, while decreasing its exposure to financial services and health care. Other sector exposures were largely unchanged. As of December 31, 2003, the Portfolio was overweight in the consumer/commercial services, energy, technology, and industrials sectors, and underweight in the financial services and health care sectors. Cash represented 3.6% and 3.1% of Portfolio assets at the start and finish of the six-month period ended December 31, 2003, respectively.

QUASAR PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN QUASAR PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
8/5/96*-12/31/03

Russell 2000 Growth Index: $13,032
AllianceBernstein Quasar Portfolio Class A: $11,747

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Quasar Portfolio Class A shares (from 8/5/96* to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.



The unmanaged Russell 2000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2000 of the smallest stocks representing approximately 10% of the equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Quasar Portfolio.




--------------------------------------------------------------------------------
* Portfolio and benchmark data is from the Portfolio's inception date of 8/5/96.

QUASAR PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

================================================================================
   COMPANY                              U.S. $ VALUE     PERCENT OF NET ASSETS
================================================================================
   Cumulus Media, Inc. Cl.A             $  1,269,004              1.6%
================================================================================
   Insight Enterprises, Inc.               1,210,720              1.6
================================================================================
   TTM Technologies, Inc.                  1,147,840              1.5
================================================================================
   Dycom Industries, Inc.                  1,145,214              1.5
================================================================================
   Amphenol Corp. Cl.A                     1,125,168              1.5
================================================================================
   Aspect Communications Corp.             1,089,016              1.4
================================================================================
   Actuant Corp. Cl.A                      1,031,700              1.3
================================================================================
   Georgia Gulf Corp.                      1,013,688              1.3
================================================================================
   SERENA Software, Inc.                     992,735              1.3
================================================================================
   Kirby Corp.                               990,592              1.3
                                         -----------             ----
                                        $ 11,015,677             14.3%
================================================================================

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================


Company                       Shares    U.S. $ Value
----------------------------------------------------
COMMON STOCKS-97.6%
TECHNOLOGY-29.8%
COMMUNICATION
   EQUIPMENT-3.2%
Amphenol Corp. Cl.A (a)....    17,600   $  1,125,168
Inet Technologies,
   Inc. (a)                    56,100        673,200
REMEC, Inc. (a)............    82,500        693,825
                                        ------------
                                           2,492,193
                                        ------------
COMPUTER HARDWARE/
   STORAGE-3.3%
Avocent Corp. (a)..........    21,100        770,572
Power-One, Inc. (a)........    59,200        641,136
TTM Technologies,
   Inc. (a).                   68,000      1,147,840
                                        ------------
                                           2,559,548
                                        ------------
COMPUTER
   PERIPHERALS-0.5%
Pericom Semiconductor
   Corp. (a)...............    39,700        423,202
                                        ------------
COMPUTER SERVICES-2.2%
Alliance Data Systems
   Corp. (a)...............    27,000        747,360
Cognizant Technology
   Solutions Corp. (a).....    19,900        908,236
                                        ------------
                                           1,655,596
                                        ------------
INTERNET
   INFRASTRUCTURE-0.9%
SupportSoft, Inc. (a)......    50,400        662,760
                                        ------------
SEMI-CONDUCTOR
   CAPITAL EQUIPMENT-2.9%
FormFactor, Inc. (a).......    36,400        720,720
MKS Instruments, Inc. (a)..    21,800        632,200
Varian Semiconductor
   Equipment Associates,
   Inc. (a)................    19,400        847,586
                                        ------------
                                           2,200,506
                                        ------------
SEMI-CONDUCTOR
   COMPONENTS-7.6%
02Micro International,
   Ltd. (a) ...............    42,100        943,040
Exar Corp. (a).............    53,000        905,240
Integrated Circuit Systems,
   Inc. (a)................    27,900        794,871
Micrel, Inc. (a)...........    55,400        863,132
Microsemi Corp. (a)........    38,900        956,162
ON Semiconductor
   Corp. (a).                 135,100        871,395
Sigmatel, Inc. (a).........    21,500        530,620
                                        ------------
                                           5,864,460
                                        ------------
SOFTWARE-9.2%
Artesyn Technologies,
   Inc. (a) ...............    88,200      $ 751,464
Aspect Communications
   Corp. (a)...............    69,100      1,089,016
Cognos, Inc. (Canada) (a)..    20,900        639,958
Hyperion Solutions
   Corp. (a) ..............    17,300        521,422
Informatica Corp. (a)......    72,800        749,840
Kronos, Inc. (a)...........    18,500        732,785
Macrovision Corp. (a)......    33,600        759,024
MICROS Systems, Inc. (a)...     4,800        208,128
SERENA Software, Inc. (a)..    54,100        992,735
SINA Corp. (a).............    18,600        627,750
                                        ------------
                                           7,072,122
                                        ------------
                                          22,930,387
CONSUMER
   SERVICES-22.5%
ADVERTISING-1.2%
Getty Images, Inc. (a).....    18,400        922,392
                                        ------------
BROADCASTING &
   CABLE-4.5%
Cumulus Media, Inc.
   Cl.A (a) ...............    57,682      1,269,004
Entravision Communications
   Corp. Cl.A (a)..........    78,800        874,680
ValueVision Media, Inc.
   Cl.A (a)................    33,500        559,450
XM Satellite Radio Holdings,
   Inc. CI.A (a)...........    29,200        769,712
                                        ------------
                                           3,472,846
                                        ------------
ENTERTAINMENT &
   LEISURE-1.2%
Activision, Inc. (a).......    31,100        566,020
WMS Industries, Inc. (a)...    14,510        380,162
                                        ------------
                                             946,182
                                        ------------
GAMING-1.0%
Station Casinos, Inc. (a)..    25,400        778,002
                                        ------------
RESTAURANTS &
   LODGING-0.5%
RARE Hospitality
   International,
     Inc. (a).                 14,000        342,160
                                        ------------
RETAIL - GENERAL
   MERCHANDISE-3.5%
AnnTaylor Stores
   Corp. (a).                  19,800        772,200
Cost Plus, Inc. (a)........    15,900        651,900
Dick's Sporting Goods,
   Inc. (a)................    15,300        744,498
Tuesday Morning Corp. (a)..    17,900        541,475
                                        ------------
                                           2,710,073
                                        ------------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                     AllianceBernstein Variable Products Series Fund
================================================================================


Company                       Shares    U.S. $ Value
----------------------------------------------------
MISCELLANEOUS-10.6%
Bright Horizons Family
   Solutions, Inc. (a).....    17,700   $    743,400
Charles River Associates,
   Inc. (a)................    20,600        658,994
Dycom Industries,
   Inc. (a).                   42,700      1,145,214
Insight Enterprises,
   Inc. (a)                    64,400      1,210,720
MSC Industrial Direct Co.,
   Inc. Cl.A...............    32,400        891,000
Resources Connection,
   Inc. (a)                    35,000        955,850
ScanSource, Inc. (a).......    21,140        964,407
Strayer Education, Inc.....     6,500        707,395
Sylvan Learning Systems,
   Inc. (a)................    29,400        846,426
                                        ------------
                                           8,123,406
                                        ------------
                                          17,295,061
HEALTH CARE-17.0%
BIOTECHNOLOGY-5.9%
Abgenix, Inc. (a)..........    37,300        464,758
AtheroGenics, Inc. (a).....     5,900         88,205
Geron Corp. (a)............    12,900        128,613
Indevus Pharmaceuticals,
   Inc. (a)................    96,100        566,029
MGI Pharma, Inc. (a).......    17,800        732,470
Nabi
  Biopharmaceuticals (a)       25,000        317,750
Protein Design Labs,
  Inc. (a)                     34,600        619,340
Techne Corp. (a)...........     6,330        239,147
Telik, Inc. (a)............    31,900        734,019
United Therapeutics
   Corp. (a)                   29,000        665,550
                                        ------------
                                           4,555,881
                                        ------------
DRUGS-3.5%
Andrx Corp. (a)............    38,200        918,328
Martek Biosciences
   Corp. (a)                   10,600        688,682
Neurocrine Biosciences,
   Inc. (a)................     5,700        310,878
Pharmaceutical Resources,
   Inc. (a)................    12,100        788,315
                                        ------------
                                           2,706,203
                                        ------------
MEDICAL PRODUCTS-5.4%
Abaxis, Inc. (a)...........    35,200        637,824
Angiotech Pharmaceuticals,
   Inc. (a)................    14,800        680,800
Conceptus, Inc. (a)........    34,900        370,638
Gen-Probe, Inc. (a)........    20,800        758,576
OraSure Technologies,
   Inc. (a)                    61,200        487,152
Varian, Inc. (a)...........     9,300        388,089
VISX, Inc. (a).............    35,800        828,770
                                        ------------
                                           4,151,849
                                        ------------
MEDICAL SERVICES-2.2%
Centene Corp. (a)..........    25,300        708,653
Stericycle, Inc. (a).......    19,800        924,660
                                        ------------
                                           1,633,313
                                        ------------
                                          13,047,246
CAPITAL GOODS-8.5%
ELECTRICAL
   EQUIPMENT-2.9%
EDO Corp. .................    30,700   $    756,755
Engineered Support Systems,
   Inc. ...................    16,325        898,854
United Defense Industries,
   Inc. (a)................    19,200        612,096
                                        ------------
                                           2,267,705
                                        ------------
MACHINERY-3.7%
Actuant Corp. Cl.A (a).....    28,500      1,031,700
Navistar International
   Corp. (a)...............    10,900        522,001
Oshkosh Truck Corp. .......    16,900        862,407
Regal-Beloit Corp. ........    20,300        446,600
                                        ------------
                                           2,862,708
                                        ------------
MISCELLANEOUS-1.9%
IDEX Corp. ................    20,300        844,277
Simpson Manufacturing Co.,
   Inc. (a)................    11,900        605,234
                                        ------------
                                           1,449,511
                                        ------------
                                           6,579,924
FINANCE-6.8%
BANKING - MONEY
   CENTER-1.9%
UCBH Holdings, Inc. .......    18,300        713,151
Wintrust Financial Corp....    16,300        735,130
                                        ------------
                                           1,448,281
                                        ------------
BANKING - REGIONAL-0.7%
R&G Financial Corp. Cl.B...    14,300        569,140
                                        ------------
BROKERAGE & MONEY
   MANAGEMENT-2.0%
Affiliated Managers Group,
   Inc. (a)................     9,900        688,941
Southwest Bancorporation of
   Texas, Inc..............    21,900        850,815
                                        ------------
                                           1,539,756
                                        ------------
INSURANCE-1.4%
StanCorp Financial
   Group, Inc..............     6,700        421,296
Triad Guaranty, Inc. (a)...    12,900        649,515
                                        ------------
                                           1,070,811
                                        ------------
MISCELLANEOUS-0.8%
Investors Financial Services
   Corp. ..................    15,700        603,037
                                        ------------
                                           5,231,025
                                        ------------

                                 AllianceBernstein Variable Products Series Fund



Company                        (000)    U.S. $ Value
-----------------------------------------------------
ENERGY-5.8%
OIL SERVICE-4.8%
FMC Technologies,
   Inc. (a).                   37,000   $    862,100
Helmerich & Payne, Inc. ...    31,400        877,002
W-H Energy Services,
   Inc. (a)                    49,900        808,380
Westport Resources
   Corp. (a)                   29,900        892,814
Whiting Petroleum
   Corp. (a)                   14,600        268,640
                                        ------------
                                           3,708,936
                                        ------------
PIPELINES-1.0%
Hydril Co. (a).............    32,200        770,546
                                        ------------
                                           4,479,482
                                        ------------
TRANSPORTATION-4.2%
AIR FREIGHT-0.8%
UTI Worldwide, Inc.
   (U.S. Virgin Islands)...    16,500        625,845
                                        ------------
SHIPPING-1.3%
Kirby Corp. (a)............    28,400        990,592
                                        ------------
TRUCKING-1.2%
Central Freight
   Lines, Inc. (a)              3,400         60,350
Werner Enterprises, Inc....    43,175        841,481
                                        ------------
                                             901,831
                                        ------------
MISCELLANEOUS-0.9%
Pacer International,
   Inc. (a)                    35,200        711,744
                                        ------------
                                           3,230,012
                                        ------------
BASIC INDUSTRY-1.3%
CHEMICALS-1.3%
Georgia Gulf Corp. ........    35,100      1,013,688
                                        ------------
CONSUMER
   STAPLES-0.9%
HOUSEHOLD
   PRODUCTS-0.9%
Tempur-Pedic International,
   Inc. (a)................    44,900        695,950
                                        ------------


                               Shares
                             Shares or
                             Principal
Company                        Amount    U.S. $ Value
-----------------------------------------------------
CONSUMER
   MANUFACTURING-0.8%
BUILDING &
   RELATED-0.8%
Hughes Supply, Inc.........    12,200   $    605,364
                                        ------------
Total Common Stocks
   (cost $55,981,799)......               75,108,139
SHORT-TERM
   INVESTMENT-3.7%
TIME DEPOSIT-3.7%
State Street Euro Dollar
   0.50%, 1/02/04
   (cost $2,879,000).......    $2,879      2,879,000
                                        ------------
Total Investment Before
   Security Lending
   Collateral-101.3%
   (cost $58,860,799)......               77,987,139
INVESTMENT OF
   CASH COLLATERAL
   FOR SECURITIES
   LOANED*-2.0%
SHORT-TERM
   INVESTMENT-2.0%
UBS Private Money Market
   Fund, LLC 1.01%
   (cost $1,506,400)....... 1,506,400      1,506,400
                                        ------------
TOTAL
   INVESTMENTS-103.3%
   (cost $60,367,199)......               79,493,539
Other assets less
   liabilities-(3.3%)......               (2,568,088)
                                        ------------
NET ASSETS-100%............             $ 76,925,451
                                        ============



--------------------------------------------------------------------------------
* See Note E for securities lending information.

(a) Non-income producing security.

See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================


ASSETS
   Investments in securities, at value (cost $60,367,199--including investment of
   cash collateral for securities loaned of $1,506,400).....................................    $   79,493,539(a)
   Cash.....................................................................................               772
   Receivable for investment securities sold................................................           348,782
   Receivable for capital stock sold........................................................            23,512
   Dividends and interest receivable........................................................             7,221
                                                                                                --------------
   Total assets.............................................................................        79,873,826
                                                                                                --------------
LIABILITIES
   Payable for collateral on securities loaned..............................................         1,506,400
   Payable for investment securities purchased..............................................           799,483
   Payable for capital stock redeemed.......................................................           435,225
   Advisory fee payable.....................................................................            44,845
   Distribution fee payable.................................................................             4,231
   Accrued expenses.........................................................................           158,191
                                                                                                --------------
   Total liabilities........................................................................         2,948,375
                                                                                                --------------
NET ASSETS..................................................................................    $   76,925,451
                                                                                                ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par....................................................................    $        7,578
   Additional paid-in capital...............................................................       138,802,425
   Accumulated net realized loss on investment transactions.................................       (81,010,892)
   Net unrealized appreciation of investments...............................................        19,126,340
                                                                                                --------------
                                                                                                $   76,925,451
                                                                                                ==============
Class A Shares
   Net assets...............................................................................    $   61,079,260
                                                                                                ==============
   Shares of capital stock outstanding......................................................         6,006,246
                                                                                                ==============
   Net asset value per share................................................................    $        10.17
                                                                                                ==============
Class B Shares
   Net assets...............................................................................    $   15,846,191
                                                                                                ==============
   Shares of capital stock outstanding......................................................         1,571,524
                                                                                                ==============
   Net asset value per share................................................................    $        10.08
                                                                                                ==============


--------------------------------------------------------------------------------
(a) Includes securities on loan with a value of $1,371,658 (see Note E).

   See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003     AllianceBernstein Variable Products Series Fund
================================================================================


INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,154)......................................    $      205,457
   Interest.................................................................................            25,094
                                                                                                --------------
   Total investment income..................................................................           230,551
                                                                                                --------------
EXPENSES
   Advisory fee.............................................................................           872,356
   Distribution fee--Class B................................................................            22,868
   Custodian................................................................................           148,666
   Administrative...........................................................................            75,000
   Audit and legal..........................................................................            49,281
   Printing.................................................................................            30,471
   Directors' fees and expenses.............................................................             1,203
   Transfer agency..........................................................................               947
   Miscellaneous............................................................................            11,663
                                                                                                --------------
   Total expenses...........................................................................         1,212,455
                                                                                                --------------
   Net investment loss......................................................................          (981,904)
                                                                                                --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions.............................................        17,151,773(a)
                                                                                                --------------
   Net change in unrealized appreciation/depreciation of investments........................        17,476,095
                                                                                                --------------
   Net gain on investment transactions......................................................        34,627,868
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................................    $   33,645,964
                                                                                                ==============



--------------------------------------------------------------------------------
(a) On November 21, 2003, the Portfolio had a redemption-in-kind with total proceeds in the amount of $30,339,163. The net realized gain of the transactions of $5,563,427 will not be realized for tax purposes.

    See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                 AllianceBernstein Variable Products Series Fund


                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2003               2002
                                                                            ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss..................................................     $     (981,904)    $   (1,219,147)
   Net realized gain (loss) on investment transactions..................         17,151,773        (48,163,544)
   Net change in unrealized appreciation/depreciation of investments....         17,476,095         (8,902,913)
                                                                             --------------     --------------
   Net increase (decrease) in net assets from operations................         33,645,964        (58,285,604)
CAPITAL STOCK TRANSACTIONS
   Net decrease.........................................................        (47,914,869)       (41,578,495)
                                                                             --------------     --------------
   Total decrease.......................................................        (14,268,905)       (99,864,099)
NET ASSETS
   Beginning of period..................................................         91,194,356        191,058,455
                                                                             --------------     --------------
   End of period........................................................     $   76,925,451     $   91,194,356
                                                                             ==============     ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies
The AllianceBernstein Quasar Portfolio (the "Portfolio"), formerly Alliance Quasar Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") formerly Alliance Variable Products Series Fund,Inc. The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P., (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and reimburse additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements were accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Brokerage commissions paid on investment transactions for the year ended December 31, 2003 amounted to $433,127, none of which was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                                                Purchases             Sales
                                                                                ---------             -----
Investment securities (excluding U.S. government securities)............     $  109,384,289     $  127,927,479
U.S. government securities..............................................                 -0-                -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost.......................................................................................     $   62,871,299
                                                                                                ==============
Gross unrealized appreciation..............................................................     $   17,031,833
Gross unrealized depreciation..............................................................           (409,593)
                                                                                                --------------
Net unrealized appreciation................................................................     $   16,622,240
                                                                                                ==============


1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had loaned securities with a value of $1,371,658 and received cash collateral of $1,506,400, which was invested in a money market fund as included in the accompanying portfolio of investments. For the year ended December 31, 2003, the Portfolio earned fee income of $13,001 which is included in interest income in the accompanying statement of operations.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                       ==================================   ==================================
                                                    Shares                                Amount
                                       ==================================   ==================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2003               2002               2003               2002
                                        ------------       ------------       ------------       ------------
Class A
Shares sold.......................          1,879,099          2,128,930     $   16,198,723     $   18,869,188
Shares redeemed...................         (8,487,293)        (7,915,310)       (71,082,082)       (61,264,928)
                                       --------------     --------------     --------------     --------------
Net decrease......................         (6,608,194)        (5,786,380)    $  (54,883,359)    $  (42,395,740)
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................          1,989,555            511,079     $   16,775,516     $    4,259,241
Shares redeemed...................         (1,170,025)          (444,309)        (9,807,026)        (3,441,996)
                                       --------------     --------------     --------------     --------------
Net increase......................            819,530             66,770     $    6,968,490     $      817,245
                                       ==============     ==============     ==============     ==============


NOTE G: Concentration of Risk
Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: Components of Accumulated Earnings (Deficit)
As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses....................... $   (78,506,792)(a)
Unrealized appreciation/(depreciation).....................      16,622,240(b)
                                                            ---------------
Total accumulated earnings/(deficit)....................... $   (61,884,552)
                                                            ===============

(a) On December 31, 2003, the Portfolio had a net capital loss carrryforward of $78,506,792 of which $259,502 expires in the year 2008, $32,924,052 expires in the year 2009, and $45,323,238 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Small Cap Growth Portfolio, may apply. During the fiscal year, the Portfolio utilized capital loss carryforwards of $2,088,841.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net operating losses and the tax treatment of in-kind Redemption gains on securities, resulted in a net decrease in accumulated net investment loss, an increase in accumulated net realized loss on investment transactions, and an increase in additional paid-in capital. This reclassification had no effect on net assets.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

NOTE J: Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:



(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

QUASAR PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 =============================================================
                                                                             Class A
                                                 =============================================================
                                                                   Year Ended December 31,
                                                 -------------------------------------------------------------
                                                    2003         2002        2001         2000        1999
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period...........    $ 6.83       $10.01      $11.84       $13.00      $11.14
                                                   ------       ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment income (loss) (a)...............      (.09)        (.07)(b)    (.07)(b)    (.06)(b)      .08(b)
Net realized and unrealized gain (loss) on
   investment transactions.....................      3.43        (3.11)      (1.41)       (.71)        1.82
                                                   ------       ------      ------       -----       ------
Net increase (decrease) in net asset value
   value from operations ......................      3.34        (3.18)      (1.48)       (.77)        1.90
                                                   ------       ------      ------       -----       ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income...........        -0-          -0-         -0-       (.05)        (.04)
Distributions from net realized gain on
   investment transactions.....................        -0-          -0-       (.26)       (.34)          -0-
Distributions in excess of net realized gain on
   investment transactions.....................        -0-          -0-       (.09)         -0-          -0-
                                                   ------       ------      ------       -----       ------
Total dividends and distributions..............        -0-          -0-       (.35)       (.39)        (.04)
                                                   ------       ------      ------       -----       ------
Net asset value, end of period.................    $10.17       $ 6.83      $10.01       $11.84      $13.00
                                                   ======       ======      ======       =====       ======
Total Return
------------
Total investment return based on net
   asset value (c)                                  48.90%      (31.77)%    (12.75)%      (6.09)%    17.08%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)......   $61,079      $86,093    $184,223     $232,239    $169,611
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.      1.36%        1.11%        .95%        .95%         .95%
   Expenses, before waivers and reimbursements.      1.36%        1.25%       1.16%       1.14%        1.19%
   Net investment income (loss)................     (1.10)%       (.86)%(b)   (.70)%(b)  (.46)%(b)      .72%(b)
Portfolio turnover rate........................       129%         111%        113%        178%         110%



See footnote summary on page 19.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                             =================================================
                                                                                  Class B
                                                             =================================================
                                                                                                   August 11,
                                                                                                   2000(d) to
                                                                      Year Ended December 31,     December 31,
                                                             -------------------------------------------------
                                                                 2003        2002         2001        2000
                                                             -----------  ----------- -----------  -----------
Net asset value, beginning of period.....................      $6.78        $ 9.98       $11.82      $13.00
                                                              ------        ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment loss (a)..................................       (.11 )        (.09)(b)    (.09)(b)     (.03)(b)
Net realized and unrealized gain (loss) on
   investment transactions...............................       3.41         (3.11)      (1.40)       (1.15)
                                                              ------        ------       -----       ------
Net increase (decrease) in net asset value from
    operations ..........................................       3.30         (3.20)      (1.49)       (1.18)
                                                              ------        ------       -----       ------
Less: Distributions
-------------------
Distributions from net realized gain on investment
   transactions .........................................         -0-          -0-       (.26)           -0-
Distributions in excess of net realized gain on
   investment transactions...............................         -0-          -0-       (.09)           -0-
                                                              ------        ------       -----       ------
Total distributions......................................         -0-          -0-       (.35)           -0-
                                                              ------        ------       -----       ------
Net asset value, end of period...........................      $10.08       $ 6.78       $ 9.98      $11.82
                                                               ======       ======       =====       ======
Total Return
------------
Total investment return based on net asset value (c).....      48.67 %      (32.06)%     (12.86)%      (8.16)%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)................    $15,846        $5,101      $6,835         $435
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements...........       1.61 %        1.37%       1.20%        1.20%(e)
   Expenses, before waivers and reimbursements...........       1.61 %        1.51%       1.43%        1.41%(e)
   Net investment loss...................................      (1.37 )%      (1.10)%(b)   (.98)%(b)    (.69)%(b)(e)
Portfolio turnover rate..................................        129 %         111%        113%         178%


--------------------------------------------------------------------------------
(a) Based on average shares outstanding.

(b) Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annulaized.

(d) Commencement of distribution.

(e) Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS             AllianceBernstein Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Quasar Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Quasar Portfolio, formerly Alliance Quasar Portfolio (the"Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the period indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Quasar Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young
-----------------


New York, New York
February 4, 2004

QUASAR PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS
William H. Foulk, Jr., (1) Chairman
Ruth Block (1)
David H. Dievler (1)

John H. Dobkin (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672



--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

QUASAR PORTFOLIO                AllianceBernstein Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., +, 71     Investment adviser and an independent         116               None
2 Sound View Drive               consultant. He was formerly Senior Manager
Suite 100                        of Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
(14)                             associated since prior to 1999. He was formerly
Chairman of the Board            Deputy Comptroller and Chief Investment
                                 Officer of the State of New York and, prior
                                 thereto, Chief Investment Officer of the
                                 New York Bank for Savings.

Ruth Block, +, 73                Formerly an Executive Vice President and      96                None
500 SE Mizner Blvd.              Chief Insurance Officer of The Equitable
Boca Raton, FL 33432             Life Assurance Society of the United States;
(12)                             Chairman and Chief Executive Officer
                                 of Evlico; Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty chemicals), Tandem
                                 Financial Group and Donaldson Lufkin & Jenrette
                                 Securities Corporation; former Governor at Large
                                 National Association of Securities Dealers, Inc.

David H. Dievler, +, 74          Independent consultant. Until December        100               None
P.O. Box 167                     1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762            Capital Management Corporation ("ACMC")
(14)                             responsible for mutual fund administration.
                                 Prior to joining ACMC in 1984, he was Chief
                                 Financial Officer of Eberstadt Asset Manage-
                                 ment since 1968. Prior to that, he was  a Senior
                                 Manager at Price Waterhouse & Co.  Member
                                 of American Institute of Certified  Public
                                 Accountants since 1953.

John H. Dobkin, +, 62            Consultant. Formerly President of Save Venice, 98               None
P.O. Box 12                      Inc. (preservation organization) from 2001-
Annandale, NY 12504              2002, Senior Advisor from June 1999-June
(12)                             2000 and President of Historic Hudson Valley
                                 (historic preservation) from December 1989 -
                                 May 1999. Previously, Director of the National
                                 Academy of Design and during 1988-92, Director
                                 and Chairman of the Audit Committee of ACMC.


QUASAR PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================


                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, +, 64        Senior Counsel of the law firm of Cahill      97          Placer Dome Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(12)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer
                                 of Wenonah Development Company
                                 (investments) and a Director of Placer
                                 Dome, Inc. (mining).

Donald J. Robinson, #, 69        Senior Counsel to the law firm of Orrick,     96                None
98 Hell's Peak Road              Herrington & Sutcliffe LLP since prior
Weston, VT 05161                 to 1999. Formerly a senior partner and a
(8)                              member of the Executive Committee of
                                 that firm. He was also a member and
                                 Chairman of the Municipal Securities
                                 Rulemaking Board and a Trustee of the
                                 Museum of the City of New York.


--------------------------------------------------------------------------------
* There is no stated term of office for the Fund's Directors.

+ Member of the Audit Committee and the Nominating Committee.

QUASAR PORTFOLIO                 AllianceBernstein Variable Products Series Fund
================================================================================


Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                President                         Executive Vice President of Alliance Capital Management
                                                                   Corporation ("ACMC")** since 2001; prior thereto, Chief
                                                                   Executive Officer of Sanford C. Bernstein & Co., LLC and its
                                                                   predecessor since prior to 1999.

Bruce K. Aronow, 37(1)           Vice President                    Senior Vice President of ACMC**, with which he has been
                                                                   associated since 1999.

Thomas J. Bardong, 58            Vice President                    Senior Vice President of ACMC**, with which he has been
                                                                   associated since prior to 1999.

Mark R. Manley, 41               Secretary                         Senior Vice President and Acting General Counsel of
                                                                   ACMC**, with which he has been associated since prior
                                                                   to 1999.

Mark D. Gersten, 53              Treasurer and Chief               Senior Vice President of Alliance Global Investor
                                 Financial Officer                 Services, Inc. ("AGIS")** and Vice President of
                                                                   AllianceBernstein Investment Research and Management,
                                                                   Inc. ("ABIRM")**, with which he has been associated since
                                                                   prior to 1999.

Thomas R. Manley, 52             Controller                        Vice President of ACMC**, with which he has been associated since prior to 1999.



--------------------------------------------------------------------------------
(1) Mr. Aronow is the person primarily responsible for the day-to-day management of the investment portfolio.

* The adddress for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY10105.

**  ACMC, AGIS and ABIRM are affiliates of the Fund.

    The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                                ALLIANCEBERNSTEIN
              ----------------------------------------------------
                                VARIABLE PRODUCTS
              ----------------------------------------------------
                                   SERIES FUND
              ----------------------------------------------------
                                ALLIANCEBERNSTEIN
              ----------------------------------------------------
                             REAL ESTATE INVESTMENT
              ----------------------------------------------------
                                    PORTFOLIO
              ----------------------------------------------------





                                  ANNUAL REPORT
                                DECEMBER 31, 2003

                     Investment Products Offered
                     ============================
                     > Are Not FDIC Insured
                     > May Lose Value
                     > Are Not Bank Guaranteed
                     ============================


This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

REAL ESTATE INVESTMENT PORTFOLIO AllianceBernstein Variable Products Series Fund
================================================================================

LETTER TO INVESTORS
January 21, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks a total return on its assets from long-term growth of capital and income primarily by investing in the equity securities of companies primarily engaged in, or related to, the real estate industry.



   INVESTMENT RESULTS
   Periods Ended December 31, 2003

                                  Returns
                                             Since
                       1 Year    5 Years   Inception*
                     ---------  --------  ---------
   AllianceBernstein
   Real Estate
   Investment
   Portfolio
   Class A             39.30%    13.74%      9.64%

   S&P 500
   Stock Index         28.67%    -0.57%      6.73%

   NAREIT
   Equity Index        37.13%    14.35%      9.88%

 * The since inception return for the Portfolio and for the S&P 500 Stock
   Index is from the Portfolio's actual inception date of 1/9/97. The since inception return for the NAREIT Equity Index is from the closest month-end to the Portfolio's inception date, which is 12/31/96.

   Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

   The unmanaged Standard & Poor's (S&P) 500 Stock Index and the unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The NAREIT Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Portfolio.

For the 12-month period ended December 31, 2003, the Portfolio outperformed both indices, the NAREIT Equity Index and the S&P 500 Stock Index. The Portfolio benefited from both strong sector selection and strong selection of securities within sectors. During the period under review, the Portfolio was overweighted towards retail real estate and underweighted in office and residential properties. Retail outperformed the office and residential sectors. In all three sectors, the Portfolio's holdings outperformed. Portfolio gains were somewhat offset by the maintenance of a small cash cushion throughout the year.

The Portfolio benefited from strong securities selection throughout the fiscal year. Sector selection, however, was less pronounced in the recent six-month period as health care REITs, a group to which the Portfolio had little exposure, performed quite well. This reduction in outperformance due to sector selection was offset by reducing the Portfolio's cash cushion during the period. As a result, the Portfolio performed well versus its REIT benchmark.

MARKET REVIEW AND INVESTMENT STRATEGY
Real estate securities continued their strong performance in the recent period under review, in spite of weak underlying real estate dynamics. Demand for office, industrial, hotel and apartment real estate was impacted by the weak overall economy and poor job formations. However, strong consumer spending buoyed retail real estate throughout the year. All real estate sectors were lifted by ongoing investor appetite for the yield and stability provided by property compared to other investment alternatives.

We maintained the Portfolio's high exposure to retail real estate throughout the period to benefit from the strong consumer spending. Furthermore, we limited the Portfolio's exposure to office and apartment companies in the face of weak job growth and the continued attractiveness of home ownership. As the year progressed, evidence of an economic rebound mounted. In response to this, we increased the Portfolio's exposure to industrial and hotel property companies because these sectors historically have benefited during the early stages of an economic expansion. We have also been adding to the Portfolio's office exposure in select geographic regions.

REAL ESTATE INVESTMENT PORTFOLIO AllianceBernstein Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
1/9/97*-12/31/03


Nareit Equity Index: $19,397
AllianceBernstein Real Estate Investment Portfolio Class A: $19,011 S&P 500 Stock Index: $16,490

              AllianceBernstein
          Real Estate Investment
        Investment Portfolio Class A   S&P 500 Stock Index   NAREIT Equity Index
--------------------------------------------------------------------------------
1/9/97*          $10,000                   $10,000                   $10,000
12/31/97         $12,340                   $13,194                   $12,026
12/31/98         $ 9,987                   $16,968                   $ 9,921
12/31/99         $ 9,477                   $20,536                   $ 9,463
12/31/00         $12,006                   $18,667                   $11,958
12/31/01         $13,302                   $16,450                   $13,624
12/31/02         $13,648                   $12,816                   $14,145
12/31/03         $19,011                   $16,490                   $19,397

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 1/9/97* to 12/31/03) as compared to the performance of appropriate broad-based indices. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index and the unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The NAREIT Equity Index is a market-value-weighted index based upon the last closing price of the month for the tax qualified real estate investment trusts listed on the NYSE, AMEX and the NASDAQ. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Real Estate Investment Portfolio.


--------------------------------------------------------------------------------
* Portfolio data and the data for the S&P 500 Stock Index are from the Portfolio's inception date of 1/9/97. Data for the NAREIT Equity Index is as of 12/31/96, the date closest to the month-end of the Portfolio's inception date.

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================


================================================================================
   COMPANY                               U.S. $ VALUE      PERCENT OF NET ASSETS
================================================================================
   ProLogis Trust                        $  7,326,147               6.5%
================================================================================
   Simon Property Group, Inc.               7,094,654               6.3
================================================================================
   General Growth Properties, Inc.          6,113,325               5.4
================================================================================
   Developers Diversified Realty Corp.      4,646,088               4.1
================================================================================
   Host Marriott Corp.                      4,464,768               4.0
================================================================================
   Vornado Realty Trust                     4,385,475               3.9
================================================================================
   Equity Office Properties Trust           4,303,230               3.8
================================================================================
   AMB Property Corp.                       4,294,128               3.8
================================================================================
   Rouse Co.                                4,272,300               3.8
================================================================================
   Boston Properties, Inc.                  3,614,250               3.2
                                          -----------              -----
                                         $ 50,514,365              44.8%
================================================================================

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================


Company                       Shares    U.S. $ Value
----------------------------------------------------
COMMON STOCKS-98.0%
REAL ESTATE INVESTMENT
   TRUSTS-98.0%
OFFICE-20.1%
Alexandria Real Estate
   Equities, Inc. .........    54,600   $  3,161,340
Boston Properties, Inc. ...    75,000      3,614,250
Corporate Office
   Properties Trust........   130,200      2,734,200
Equity Office Properties
   Trust ..................   150,200      4,303,230
Mack-Cali Realty Corp. ....    67,900      2,825,998
Maguire Properties, Inc. ..    57,000      1,385,100
Prentiss Properties Trust..    58,300      1,923,317
SL Green Realty Corp. .....    66,800      2,742,140
                                        ------------
                                          22,689,575
                                        ------------
REGIONAL MALLS-19.1%
General Growth
   Properties, Inc. .......   220,300      6,113,325
Macerich Co. ..............    45,300      2,015,850
Mills Corp. ...............    46,000      2,024,000
Rouse Co. .................    90,900      4,272,300
Simon Property Group,
  Inc. ....................   153,100      7,094,654
                                        ------------
                                          21,520,129
                                        ------------
APARTMENTS-13.8%
Apartment Investment &
   Management Co. .........    66,200      2,283,900
Archstone Communities
   Trust...................    86,500      2,420,270
Avalon Bay
   Communities, Inc. ......    15,700        750,460
Camden Property Trust......    73,100      3,238,330
Equity Residential Properties
   Trust...................   100,700      2,971,657
Essex Property Trust,
   Inc.                        23,800       1,528,436
United Dominion Realty
   Trust, Inc. ............   124,800      2,396,160
                                        ------------
                                          15,589,213
                                        ------------
INDUSTRIAL-12.5%
AMB Property Corp. ........   130,600      4,294,128
EastGroup Properties,
   Inc. ...................    58,300       1,887,754
First Potomac Realty
   Trust (a)...............    28,000        524,720
ProLogis Trust.............   228,300      7,326,147
                                        ------------
                                          14,032,749
                                        ------------




                             Shares or
                             Principal
                              Amount
Company                        (000)    U.S. $ Value
----------------------------------------------------
SHOPPING CENTERS-11.4%
Developers Diversified
   Realty Corp. ...........   138,400   $  4,646,088
Heritage Property Investment
   Trust...................    26,300        748,235
Kimco Realty Corp. ........    41,900      1,875,025
Pan Pacific Retail
   Properties, Inc. .......    48,800      2,325,320
Regency Centers Corp. .....    82,900      3,303,565
                                        ------------
                                          12,898,233
                                        ------------
DIVERSIFIED-8.5%
Cousins Properties, Inc. ..    69,900      2,138,940
iStar Financial, Inc. .....    77,800      3,026,420
Vornado Realty Trust.......    80,100      4,385,475
                                        ------------
                                           9,550,835
                                        ------------
HOSPITALITY-6.3%
Hersha Hospitality Trust...    44,000        444,400
Host Marriott Corp. (a)....   362,400      4,464,768
Starwood Hotels & Resorts
   Worldwide, Inc. ........    62,100      2,233,737
                                        ------------
                                           7,142,905
                                        ------------
OFFICE - INDUSTRIAL
   MIX-3.2%
Duke-Weeks Realty Corp. ...   115,300      3,574,300
                                        ------------
STORAGE-2.4%
Shurgard Storage
   Centers, Inc. ..........    71,000      2,673,150
                                        ------------
HEALTHCARE-0.7%
Windrose Medical
   Properties Trust........    60,200        747,082
                                        ------------
Total Common Stocks
   (cost $83,955,356)......              110,418,171
                                        ------------
SHORT-TERM
   INVESTMENT-2.4%
TIME DEPOSIT-2.4%
State Street Euro Dollar
   0.50%, 1/02/04
   (cost $2,656,000).......    $2,656      2,656,000
                                        ------------
TOTAL
   INVESTMENTS-100.4%
   (cost $86,611,356)......              113,074,171
Other assets less
   liabilities-(0.4%)......                 (438,496)
                                        ------------
NET ASSETS-100%............             $112,635,675
                                        ============


--------------------------------------------------------------------------------
(a) Non-income producing security.

    See Notes toFinancial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $86,611,356)....   $  113,074,171
   Cash......................................................              429
   Dividends and interest receivable.........................          528,223
   Receivable for investment securities sold.................          148,671
   Receivable for capital stock sold.........................           25,684
                                                                --------------
   Total assets..............................................      113,777,178
                                                                --------------
LIABILITIES
   Payable for investment securities purchased...............          901,342
   Advisory fee payable......................................          103,912
   Payable for capital stock redeemed........................           63,829
   Distribution fee payable..................................            8,936
   Accrued expenses..........................................           63,484
                                                                --------------
   Total liabilities.........................................        1,141,503
                                                                --------------
NET ASSETS...................................................   $  112,635,675
                                                                ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par.....................................   $        7,222
   Additional paid-in capital................................       84,404,610
   Undistributed net investment income.......................        2,868,387
   Accumulated net realized loss on investment
     transactions............................................       (1,107,359)
   Net unrealized appreciation of investments................       26,462,815
                                                                --------------
                                                                $  112,635,675
                                                                ==============
Class A Shares
   Net assets................................................   $   68,716,338
                                                                ==============
   Shares of capital stock outstanding.......................        4,398,036
                                                                ==============
   Net asset value per share.................................   $        15.62
                                                                ==============
Class B Shares
   Net assets................................................   $   43,919,337
                                                                ==============
   Shares of capital stock outstanding.......................        2,824,386
                                                                ==============
   Net asset value per share.................................   $        15.55
                                                                ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.


REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003     AllianceBernstein Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends................................................................................    $    3,988,084
   Interest.................................................................................            20,784
                                                                                                --------------
   Total investment income..................................................................         4,008,868
                                                                                                --------------
EXPENSES
   Advisory fee.............................................................................           762,421
   Distribution fee--Class B................................................................            70,357
   Custodian................................................................................           110,181
   Administrative...........................................................................            75,000
   Audit....................................................................................            40,558
   Printing.................................................................................            26,948
   Legal....................................................................................            16,874
   Directors' fees and expenses.............................................................               970
   Transfer agency..........................................................................               947
   Miscellaneous............................................................................            16,521
                                                                                                --------------
   Total expenses...........................................................................         1,120,777
                                                                                                --------------
   Net investment income....................................................................         2,888,091
                                                                                                --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions.............................................         1,406,199
   Net change in unrealized appreciation/depreciation of investments........................        24,701,512
                                                                                                --------------
   Net gain on investment transactions......................................................        26,107,711
                                                                                                --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................................    $   28,995,802
                                                                                                ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                 AllianceBernstein Variable Products Series Fund
================================================================================

                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2003               2002
                                                                            ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $    2,888,091     $    2,154,823
   Net realized gain on investment transactions.........................          1,406,199            476,004
   Net change in unrealized appreciation/depreciation of investments....         24,701,512         (2,254,224)
                                                                             --------------     --------------
   Net increase in net assets from operations...........................         28,995,802            376,603
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A............................................................         (1,491,301)        (1,214,672)
     Class B............................................................           (676,451)          (261,464)
CAPITAL STOCK TRANSACTIONS
   Net increase.........................................................         19,119,814         22,767,853
                                                                             --------------     --------------
   Total increase.......................................................         45,947,864         21,668,320
NET ASSETS
   Beginning of period..................................................         66,687,811         45,019,491
                                                                             --------------     --------------
   End of period (including undistributed net investment income of
     $2,868,387 and $2,148,048, respectively)...........................     $  112,635,675     $   66,687,811
                                                                             ==============     ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003               AllianceBernstein Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies
The AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P., (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of .90 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements were accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

Brokerage commissions paid on investment transactions for the year ended December 31, 2003 amounted to $101,093, none of which was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTEC: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                                                Purchases           Sales
                                                                                ---------           -----
Investment securities (excluding U. S. government securities)...........     $   41,034,768     $   19,257,385
U.S. government securities..............................................                 -0-                -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost........................................................................................    $   87,058,667
                                                                                                --------------
Gross unrealized appreciation...............................................................        26,379,671
Gross unrealized depreciation...............................................................          (364,167)
                                                                                                --------------
Net unrealized appreciation.................................................................    $   26,015,504
                                                                                                ==============


1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had no securities on loan. For the year ended December 31, 2003, the Portfolio earned fee income of $2,771 which is included in interest income in the accompanying statement of operations.

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                      ====================================  ===================================
                                                    Shares                                Amount
                                      ====================================  ===================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2003               2002               2003               2002
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold.......................            929,384          1,922,848     $   12,364,972     $   23,123,145
Shares issued in reinvestment
   of dividends...................            115,158             98,117          1,491,301          1,214,672
Shares redeemed...................           (991,714)        (1,102,589)       (12,805,746)       (12,832,176)
                                       --------------     --------------     --------------     --------------
Net increase......................             52,828            918,376     $    1,050,527     $   11,505,641
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................          1,417,075            968,508     $   18,602,093     $   11,339,429
Shares issued in reinvestment
   of dividends...................             52,439             21,171            676,451            261,464
Shares redeemed ..................            (92,900)           (29,692)        (1,209,257)          (338,681)
                                       --------------     --------------     --------------     --------------
Net increase......................          1,376,614            959,987     $   18,069,287     $   11,262,212
                                       ==============     ==============     ==============     ==============

NOTE G: Concentration of Risk
Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                                                2003               2002
                                                                          ----------------   -----------------
Distributions paid from:
   Ordinary income....................................................    $     2,167,752    $     1,476,136
                                                                          ---------------    ---------------
Total taxable distributions...........................................          2,167,752          1,476,136
                                                                          ---------------    ---------------
Total distributions paid..............................................    $     2,167,752    $     1,476,136
                                                                          ===============    ===============


                                 AllianceBernstein Variable Products Series Fund
================================================================================

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income...........................    $     2,868,387
Accumulated capital and other losses....................           (660,047)(a)
Unrealized appreciation/(depreciation)..................         26,015,504(b)
                                                            ---------------
Total accumulated earnings/(deficit)....................    $    28,223,844
                                                            ===============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $660,047, all of which expires in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $1,431,703.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, there were no permanent differences.

NOTE J: Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

     (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

     (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 =================================================================
                                                                            CLASS A
                                                 =================================================================
                                                                    Year Ended December 31,
                                                 -----------------------------------------------------------------
                                                    2003         2002        2001         2000        1999
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period..........     $11.52       $11.50      $10.75       $8.87       $ 9.78
                                                   ------       ------      ------       -----       ------
Income From Investment Operations
---------------------------------
Net investment income (a).....................        .46          .44(b)      .47(b)      .48(b)       .56(b)
Net realized and unrealized gain (loss)
   on investment transactions.................       3.99         (.12)        .67        1.84        (1.01)
                                                   ------       ------      ------       -----       ------
Net increase (decrease) in net asset value
   from operations............................       4.45          .32        1.14        2.32         (.45)
                                                   ------       ------      ------       -----       ------
Less: Dividends
---------------
Dividends from net investment income..........       (.35)        (.30)       (.39)       (.44)        (.46)
                                                   ------       ------      ------       -----       ------
Net asset value, end of period................     $15.62       $11.52      $11.50      $10.75        $8.87
                                                   ======       ======      ======       =====       ======
Total Return
------------
Total investment return based on
 net asset value (c)..........................      39.30%        2.60%      10.79%      26.69%       (5.11)%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted).....    $68,717      $50,062     $39,417     $29,124      $17,852
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements       1.24%        1.06%        .95%        .95%         .95%
   Expenses, before waivers and reimbursements       1.24%        1.29%       1.39%       1.67%        1.72%
   Net investment income......................       3.50%        3.70%(b)    4.32%(b)    4.87%(b)     5.96%(b)
Portfolio turnover rate.......................         23%          31%         33%         25%          37%


--------------------------------------------------------------------------------
See footnote summary on page 16.

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)                      AllianceBernstein Variable Products Series Fund


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                               ================================================
                                                                                   CLASS B
                                                               ================================================
                                                                                              April 24, 2001(d)
                                                                  Year Ended December 31,            to
                                                               ----------------------------
                                                                    2003            2002      December 31, 2001
                                                               ------------    ------------   -----------------
Net asset value, beginning of period........................      $11.48          $ 11.49         $ 10.46
                                                                  ------          -------         -------
Income From Investment Operations
---------------------------------
Net investment income (a)...................................         .43              .40(b)          .31(b)
Net realized and unrealized gain (loss) on
   investment transactions .................................        3.98             (.11)           1.11
                                                                  ------          -------         -------
Net increase in net asset value from operations.............        4.41              .29            1.42
                                                                  ------          -------         -------
Less: Dividends
---------------
Dividends from net investment income........................        (.34)            (.30)           (.39)
                                                                  ------          -------         -------
Net asset value, end of period..............................      $15.55          $ 11.48         $ 11.49
                                                                  ======          =======         =======
Total Return
------------
Total investment return based on net asset value (c)........       39.02%            2.31%          13.77%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)...................     $43,919          $16,626          $5,603
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements..............        1.49%            1.31%           1.20%(e)
   Expenses, before waivers and reimbursements..............        1.49%            1.52%           1.84%(e)
   Net investment income....................................        3.22%            3.43%(b)        4.40%(b)(e)
Portfolio turnover rate.....................................          23%              31%             33%



--------------------------------------------------------------------------------
(a) Based on average shares outstanding.

(b) Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Commencement of distribution.

(e) Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS             AllianceBernstein Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Real Estate Investment Portfolio


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") (one of the Portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young
-----------------

New York, New York
February 4, 2004

REAL ESTATE INVESTMENT PORTFOLIO AllianceBernstein Variable Products Series Fund
================================================================================


BOARD OF DIRECTORS
William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)


John H. Dobkin (1)
Clifford L. Michel (1)
Donald J. Robinson (1)


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
AllianceBernstein Investment Research
and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672



--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.#, 71       Investment adviser and an independent         116               None
2 Sound View Drive               consultant. He was formerly Senior Manager
Suite 100                        of Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had
(14)                             been associated since prior to 1999. He
Chairman of the Board            was formerly Deputy Comptroller and Chief
                                 Investment Officer of the State of New York
                                 and, prior thereto, Chief Investment Officer
                                 of the New York Bank for Savings.

Ruth Block,#, 73                 Formerly Executive Vice President and         96                None
500 SE Mizner Blvd.              Chief Insurance Officer of The Equitable
Boca Raton, FL 33432             Life Assurance Society of the United States;
(12)                             Chairman and Chief Executive Officer of
                                 Evlico; Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty chemicals),
                                 Tandem Financial Group and Donaldson,
                                 Lufkin & Jenrette Securities Corporation;
                                 former Governor at Large National
                                 Association of Securities Dealers, Inc.

David H. Dievler,#, 74           Independent consultant. Until December        100               None
P.O. Box 167                     1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762            Capital Management Corporation ("ACMC"),
(14)                             responsible  for mutual fund administration.
                                 Prior to joining ACMC in 1984, he was Chief
                                 Financial Officer of Eberstadt Asset Manage-
                                 ment since 1968.  Prior to that, he was a Senior
                                 Manager at Price Waterhouse & Co.  Member
                                 of American Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin,#, 62             Consultant. Formerly President of Save Venice, 98               None
P.O. Box 12                      Inc. (preservation organization) from 2001-
Annandale, NY 12504              2002, Senior Advisor from June 1999-June
(12)                             2000 and President of Historic Hudson Valley
                                 (historic preservation) from December 1989-
                                 May 1999. Previously, Director of
                                 the National Academy of Design and during
                                 1988-1992, Director and Chairman of
                                 the Audit Committee of ACMC.


                                 AllianceBernstein Variable Products Series Fund
================================================================================


REAL ESTATE INVESTMENT PORTFOLIO

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #, 64        Senior Counsel of the law firm of Cahill      97            Placer Dome,
15 St. Bernard's  Road           Gordon & Reindel since February 2001                            Inc.
Gladstone, NJ 07934              and a partner of that firm for more than
(12)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer
                                 of Wenonah Development Company
                                 (investments) and a Director of Placer
                                 Dome, Inc. (mining).

Donald J. Robinson, #, 69        Senior Counsel to the law firm of Orrick,     96                None
98 Hell's Peak Road              Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                 1999. Formerly a senior partner and a member
(8)                              of the Executive Committee of that firm.
                                 He was also a member and Chairman of
                                 the Municipal Securities Rulemaking Board
                                 and a Trustee of the Museum of the City
                                 of New York.


--------------------------------------------------------------------------------
* There is no stated term of office for the Fund's Directors.

+ Member of the Audit Committee and the Nominating Committee.

REAL ESTATE INVESTMENT PORTFOLIO AllianceBernstein Variable Products Series Fund
================================================================================


Officer Information


Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                President                            Executive Vice President of Alliance Capital Management
                                                                      Corporation ("ACMC")** since 2001; prior thereto, Chief
                                                                      Executive Officer of Sanford C. Bernstein & Co., LLC and
                                                                      its predecessor since prior to 1999.

Thomas J. Bardong, 58            Vice President                       Senior Vice President of ACMC**, with which he has been
                                                                      associated since prior to 1999.

Daniel G. Pine, 52(1)            Vice President                       Senior Vice President of ACMC** with which he has been
                                                                      associated since prior to 1999.

David A. Kruth, 40(1)            Vice President                       Vice President of ACMC**, with which he has been associated since 1999.

Mark R. Manley, 41               Secretary                            Senior Vice President and Acting General Counsel of
                                                                      ACMC**, with which he has been associated since prior to 1999.

Mark D. Gersten, 53              Treasurer and Chief                  Senior Vice President of Alliance Global Investor
                                 Financial Officer                    Services, Inc. ("AGIS")** and Vice President of
                                                                      AllianceBernstein Investment Research and Management,
                                                                      Inc. ("ABIRM")**, with which he has been associated since
                                                                      prior to 1999.

Thomas R. Manley, 52             Controller                           Vice President of ACMC**, with which he has been associated since prior to 1999.




--------------------------------------------------------------------------------
(1) Messrs. Pine and Kruth are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM and AGIS are affiliates of the Fund.

   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                                ALLIANCEBERNSTEIN
               --------------------------------------------------
                                VARIABLE PRODUCTS
               --------------------------------------------------
                                   SERIES FUND
               --------------------------------------------------
                                ALLIANCEBERNSTEIN
               --------------------------------------------------
                                U.S. GOVERNMENT/
               --------------------------------------------------
                              HIGH GRADE SECURITIES
               --------------------------------------------------
                                    PORTFOLIO
               --------------------------------------------------







                                  ANNUAL REPORT
                                DECEMBER 31, 2003

Investment Products Offered
=============================
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
=============================

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

LETTER TO INVESTORS
February 9, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks a high level of current income consistent with the preservation of capital. The Portfolio invests principally in a portfolio of U.S. government securities, including mortgage-related securities and repurchase agreements relating to U.S. government securities, and other high-grade debt securities. The Portfolio also may invest in investment-grade corporate and other debt securities, and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

   INVESTMENT RESULTS
   Periods Ended December 31, 2003

                                  Returns
                          1 Year  5 Years   10 Years
                         -------------- --------
   AllianceBernstein
   U.S. Government/
   High Grade
   Securities Portfolio
   Class A                3.88%   5.53%   6.09%

   Composite:
   67% Lehman Brothers
   Government Bond Index/
   33% Lehman Brothers
   Credit Bond Index      4.09%   6.55%   6.95%

   Lehman Brothers
   Aggregate Bond
   Index                  4.10%   6.62%   6.95%

   Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

   Neither the unmanaged Composite nor the unmanaged Lehman Brothers (LB) Aggregate Bond Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Composite represents a blend of 67% LB Government Bond Index and 33% LB Credit Bond Index. The LB Government Bond Index is composed of the Treasury Bond and Agency Bond Indices. The LB Credit Bond Index includes investment-grade bonds issued by corporations and non-corporate entities. The LB Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. An investor cannot invest directly in an index or composite, and its results are not indicative of the performance for any specific investment, including AllianceBernstein U.S. Government/High Grade Securities Portfolio.


The table above provides performance data for the Portfolio and its new benchmark, the Lehman Brothers (LB) Aggregate Bond Index, as well as for its previous benchmark, a 67%/33% blend of the LB Government Bond Index and the LB Credit Bond Index, for the 1-Year, 5-Year and 10-Year periods ended December 31, 2003. The LB Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. This index is the most appropriate benchmark for the Portfolio as it covers the broad investment grade fixed income market.

For the 12-month period ended December 31, 2003, the Portfolio's Class A shares returned 3.88%, underperforming the new benchmark, the LB Aggregate Bond Index, which returned 4.10%. The Portfolio's overweight position in investment grade corporate bonds, particularly our focus on BBB- rated issuers, contributed positively to performance. Offsetting the positives for the annual period were yield curve structure and mortgage security selection.

MARKET REVIEW AND INVESTMENT STRATEGY
Interest rates reached 45-year lows in June 2003 before beginning a gradual reversal as the pace of economic growth quickened. Buoyed by visibly improving fundamentals, a rebounding economy and ample liquidity, the lower-rated credit sectors dramatically outperformed higher-quality fixed income for both the 3-month and 12-month periods ended December 31, 2003. Terrific spread compression led to record incremental returns over Treasuries for the full year. The investment-grade

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

credit sector outperformed like-duration Treasuries by 5.5%-- twice the previous record. As represented by the LB Aggregate Bond Index, the investment grade credit sector returned 7.70%, as compared to the Treasury sector which returned 2.24% for the year. Corporate bonds benefited from ongoing improvement in corporate profitability, continued deleveraging and a significant improvement in earnings expectations. Among investment-grade credits, the top-performing industries for the year were autos, media/entertainment and telecoms. The bottom performers were noncyclicals, supranationals/sovereigns and banks. During the course of 2003, mortgage durations shortened to less than one year as prepayments soared, then lengthened suddenly in July 2003 before stabilizing at around three years. As a result, mortgages scarcely outperformed comparable-duration Treasuries for the full year, despite their yield advantage and strong demand by banks.

During the 12-month reporting period ended December 31, 2003, we reduced the Portfolio's holdings of Treasuries on expectations of increased supply to service the deficit as the expected economic recovery finally took hold. We increased corporate holdings, emphasizing BBB-rated debt, which we believed would benefit most from improving quality and economic growth. In the face of a massive refinancing wave during the second quarter of 2003, we trimmed our mortgage overweight, reducing 15-year exposure in favor of 30-year and lowering the average coupon.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN U.S. GOVERNMENT/
HIGH GRADE SECURITIES PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/93 - 12/31/03

AllianceBernstein U.S. Government/High Grade Securities Portfolio
Class A: $18,067

Composite: 67% Lehman Brothers Government Bond Index/33% Lehman Brothers Credit Bond Index: $19,595

Lehman Brothers Aggregate Bond Index: $19,572



          [TABLE BELOW REPRESENTS MOUNTAIN GRAPH IN PRINTED MATERIAL.]


                                            Composite: 67%
               AllianceBernstein           Lehman Brothers
               U.S. Government/            Government Bond
            High Grade Securities     Index/33% Lehman Brothers      Lehman Brothers
               Portfolio Class A          Credit Bond Index       Aggregate Bond Index
---------------------------------------------------------------------------------------
12/31/93         $10,000                         $10,000                  $10,000
12/31/94         $ 9,597                         $ 9,644                  $ 9,708
12/31/95         $11,444                         $11,536                  $11,501
12/31/96         $11,736                         $11,876                  $11,919
12/31/97         $12,755                         $13,040                  $13,069
12/31/98         $13,803                         $14,271                  $14,204
12/31/99         $13,465                         $13,965                  $14,088
12/31/00         $14,957                         $15,635                  $15,726
12/31/01         $16,135                         $16,930                  $17,054
12/31/02         $17,392                         $18,824                  $18,802
12/31/03         $18,067                         $19,595                  $19,572


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Government/High Grade Securities Portfolio Class A shares (from 12/31/93 to 12/31/03) as compared to the performance of appropriate broad-based indices. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

Neither the unmanaged Composite nor the unmanaged Lehman Brothers (LB) Aggregate Bond Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Composite represents a blend of 67% LB Government Bond Index and 33% LB Credit Bond Index. The LB Government Bond Index is composed of the Treasury Bond and Agency Bond Indices. The LB Credit Bond Index includes investment-grade bonds issued by corporations and non-corporate entities. The LB Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. An investor cannot invest directly in an index or composite, and its results are not indicative of the performance for any specific investment, including AllianceBernstein U.S. Government/High Grade Securities Portfolio.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

                              Principal
                               Amount
                                (000)   U.S. $ Value
----------------------------------------------------
U.S. GOVERNMENT & SPONSORED
AGENCY OBLIGATIONS-48.5%
FEDERAL AGENCIES-45.5%
Federal Home Loan Mortgage
   Corp.
   2.125%, 11/15/05........   $ 3,535   $  3,552,205
   2.875%, 12/15/06........     1,630      1,642,841
   4.75%, 10/11/12.........     1,625      1,604,948
   5.125%, 11/07/13........     1,835      1,829,495
   5.50%, TBA..............    12,145     12,293,023
   6.00%, TBA..............     2,230      2,304,567
Federal National Mortgage
   Association
   3.875%, 11/17/08........     1,095      1,096,643
   4.00%, 12/15/08.........     2,010      2,007,307
   4.00%, 8/01/18..........     2,785      2,764,602
   4.50%, TBA..............     1,590      1,516,959
   5.00%, 4/25/14..........     1,260      1,310,400
   5.00%, TBA..............     2,235      2,279,700
   5.50%, 2/01/18..........     1,969      2,042,817
   5.50%, 4/01/33..........        37         37,329
   5.50%, 5/01/33..........       963        976,614
   5.50%, 7/01/33..........       160        162,234
   5.50%, 12/01/33.........     1,619      1,641,248
   5.50%, TBA..............     2,945      3,051,756
   6.00%, 6/01/33..........     2,124      2,193,756
   6.00%, TBA..............     4,035      4,171,181
   6.50%, 10/01/28.........       100        105,247
   6.50%, 1/01/29..........       374        391,637
   6.50%, 11/01/29.........         6          6,676
   6.50%, 8/01/31..........        93         97,463
   6.50%, 2/01/32..........        11         11,768
   6.50%, 3/01/32..........       398        416,359
   6.50%, TBA..............    11,520     12,049,206
   7.50%, 1/01/30..........        22         23,333
   7.50%, 1/01/31..........        29         31,481
   7.50%, 12/01/31.........        28         29,855
   7.50%, 2/01/32..........        18         19,261
   7.50%, 9/01/32..........     1,106      1,182,197
Government National Mortgage
   Association
   5.50%, TBA..............     4,080      4,148,850
   6.00%, TBA..............     1,745      1,813,709
                                         -----------
                                          68,806,667
                                         -----------
U.S. TREASURY SECURITIES-3.0%
U.S. Treasury Bonds
   5.375%, 2/15/31.........        70         73,021
   7.875%, 2/15/21.........       190        252,856
   8.75%, 5/15/17..........     1,425      1,997,450
U.S. Treasury Notes
   1.125%, 6/30/05.........     1,375      1,368,071
   2.25%, 7/31/04..........       845        851,107
                                         -----------
                                           4,542,505
                                         -----------
Total U.S. Government/
   Agency Obligations
   (cost $73,105,119)......               73,349,172
                                         -----------
CORPORATE DEBT
   OBLIGATIONS-36.8%
AEROSPACE/
   DEFENSE-0.3%
Boeing Capital Corp.
   4.75%, 8/25/08..........     $ 130        134,249
Raytheon Co.
   4.85%, 1/15/11..........       370        371,036
                                         -----------
                                             505,285
                                         -----------
AUTOMOTIVE-1.8%
DaimlerChrysler NA
   Holdings Corp.
   4.75%, 1/15/08..........       465        476,192
Ford Motor Co.
   7.45%, 7/16/31..........       145        146,955
Ford Motor Credit Co.
   7.375%, 10/28/09........       280        307,851
General Motors
   Acceptance Corp.
   6.875%, 9/15/11.........       945      1,019,414
   8.00%, 11/01/31.........       170        191,474
General Motors Corp.
   8.375%, 7/15/33.........       550        640,367
                                         -----------
                                           2,782,253
                                         -----------
BANKING-6.9%
Bank of America Corp.
   6.25%, 4/15/12..........       545        601,776
Barclays Bank Plc (United
   Kingdom)
   8.55%, 6/15/49 (a)......       365        449,205
Capital One Bank
   6.50%, 6/13/13..........       235        246,812
Citicorp
   6.375%, 11/15/08........       720        797,204
Citigroup, Inc.
   7.25%, 10/01/10.........     1,110      1,295,531
Great Western Financial Trust II
   8.206%, 2/01/27.........       795        910,708
GreenPoint Financial Corp.
   3.20%, 6/06/08..........       435        420,901
HSBC Capital Funding LP
   (United Kingdom) pfd.
   10.176%, 6/30/30 (a)(b).       285        418,884
ING Capital Funding
   Trust III pfd.
   8.439%, 12/31/10........       385        466,810
J.P. Morgan Chase & Co.
   3.625%, 5/01/08.........       770        772,315
   6.75%, 2/01/11..........       595        671,873
M&T Bank Corp.
   3.85%, 4/01/13 (b)......       215        213,786
National City Corp.
   3.20%, 4/01/08..........       225        222,399
RBS Capital Trust I pfd.
   4.709%, 7/01/13 (b).....       815        781,026
U.S. Bank NA
   2.85%, 11/15/06.........       460        462,541
   6.375%, 8/01/11.........       550        614,163

                                 AllianceBernstein Variable Products Series Fund

                              Principal
                               Amount
                                (000)   U.S. $ Value
----------------------------------------------------
UFJ Finance Aruba AEC
   (Aruba)
   6.75%, 7/15/13..........     $ 340   $    363,250
Unicredito Italiano Capital
   Trust pfd.
   9.20%, 10/05/10 (a).....       575        723,478
                                         -----------
                                          10,432,662
                                         -----------
BROADCASTING/
   MEDIA-2.3%
AOL Time Warner, Inc.
   7.70%, 5/01/32..........       475        556,473
Clear Channel
   Communications, Inc.
   4.25%, 5/15/09..........       275        276,100
   4.625%, 1/15/08.........       350        361,406
Liberty Media Corp.
   5.70%, 5/15/13..........       470        476,322
News America, Inc.
   6.55%, 3/15/33..........       475        495,077
Time Warner Entertainment Co.
   8.375%, 3/15/23.........       820      1,019,273
   8.375%, 7/15/33.........       175        223,060
                                         -----------
                                           3,407,711
                                         -----------
BUILDING/
   REAL ESTATE-0.7%
EOP Operating LP
   5.875%, 1/15/13.........       260        271,902
ERP Operating LP
   5.20%, 4/01/13..........       195        196,582
Lennar Corp.
   5.95%, 3/01/13..........       100        104,857
Vornado Realty Trust
   4.75%, 12/01/10.........       270        270,422
   5.625%, 6/15/07.........       265        283,148
                                         -----------
                                           1,126,911
                                         -----------
CABLE-1.1%
AT&T Broadband Corp.
   9.455%, 11/15/22........       315        427,955
Comcast Cable
   Communications, Inc.
   6.20%, 11/15/08.........       635        697,709
Comcast Corp.
   7.05%, 3/15/33..........       190        207,489
Cox Communications, Inc.
   7.125%, 10/01/12........       255        294,610
                                         -----------
                                           1,627,763
                                         -----------
COMMUNICATIONS-2.2%
AT&T Corp.
   8.05%, 11/15/11 (b).....       190        219,077
British Telecommunications
   Plc (United Kingdom)
   8.875%, 12/15/30........       405        531,492
Citizens Communications Co.
   9.00%, 8/15/31..........        75         87,807
Deutsche Telekom
   International Finance BV
   (Netherlands)
   8.75%, 6/15/30..........       415        532,027
France Telecom, SA (France)
   9.75%, 3/01/31..........       120        159,989
Koninklijke (Royal) KPN NV
   (Netherlands)
   8.00%, 10/01/10.........       270        323,511
Sprint Capital Corp.
   7.625%, 1/30/11.........       660        741,048
   8.75%, 3/15/32..........       415        491,988
Vodafone Airtouch Plc
   (United Kingdom)
   7.875%, 2/15/30.........       225        277,429
                                         -----------
                                           3,364,368
                                         -----------
COMMUNICATIONS-
   MOBILE-1.3%
AT&T Wireless Services, Inc.
   8.75%, 3/01/31..........       210        260,020
Telus Corp. (Canada)
   7.50%, 6/01/07..........       465        520,876
Verizon Global Funding Corp.
   7.375%, 9/01/12.........       610        708,234
Verizon Wireless Capital LLC
   5.375%, 12/15/06........       435        464,569
                                         -----------
                                           1,953,699
                                         -----------
CONGLOMERATE/
   MISCELLANEOUS-0.3%
Hutchison Whampoa
   International, Ltd.
   (Cayman Islands)
   7.45%, 11/24/33 (a).....       385        402,461
                                         -----------
CONSUMER
   MANUFACTURING-0.1%
Fortune Brands, Inc.
   2.875%, 12/01/06........       175        176,205
                                         -----------
ELECTRIC UTILITIES-0.8%
Carolina Power & Light Co.
   6.50%, 7/15/12..........       270        299,323
Cincinnati Gas & Electric Co.
   5.70%, 9/15/12..........       190        200,237
FirstEnergy Corp. Series C
   7.375%, 11/15/31........       400        410,659
Nisource Finance Corp.
   7.875%, 11/15/10........       215        256,067
                                         -----------
                                           1,166,286
                                         -----------
ENERGY-1.5%
Conoco Funding Co.
   5.45%, 10/15/06.........       380        407,964
Conoco, Inc.
   6.95%, 4/15/29..........       590        671,200
Devon Financing Corp.
   7.875%, 9/30/31.........       525        629,124

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

                              Principal
                               Amount
                                (000)   U.S. $ Value
-----------------------------------------------------
Noram Energy Corp.
   6.50%, 2/01/08..........     $ 320   $    343,115
Valero Energy Corp.
   7.50%, 4/15/32..........       235        262,718
                                        ------------
                                           2,314,121
                                        ------------
FINANCIAL-7.7%
American General Finance Corp.
   3.00%, 11/15/06.........       340        342,409
   4.50%, 11/15/07.........       255        266,282
Bear Stearns Cos., Inc.
   4.00%, 1/31/08..........       260        265,066
Capital One Financial Corp.
   6.25%, 11/15/13.........       125        128,384
CBA Capital Trust I pfd.
   5.805%, 6/30/15 (a).....       445        460,991
CIT Group, Inc.
   4.125%, 2/21/06.........       570        590,140
   5.50%, 11/30/07.........       205        219,682
Countrywide Home Loans, Inc.
   4.25%, 12/19/07.........       435        449,038
Credit Suisse First Boston
   5.50%, 8/15/13..........       290        299,405
Ford Motor Credit Co.
   7.00%, 10/01/13.........       595        628,645
   7.375%, 2/01/11.........       955      1,042,337
General Electric Capital Corp.
   5.45%, 1/15/13..........       415        432,504
   6.75%, 3/15/32..........     1,100      1,221,881
Goldman Sachs Group, Inc.
   4.75%, 7/15/13..........       265        258,750
   6.125%, 2/15/33.........       420        424,396
Household Finance Corp.
   6.50%, 11/15/08.........       600        669,551
   7.00%, 5/15/12..........       235        268,419
John Deere Capital Corp.
   4.50%, 8/22/07..........       275        287,984
Lehman Brothers Holdings, Inc.
   4.00%, 1/22/08..........       795        811,609
   6.625%, 1/18/12.........       270        305,182
MBNA America Bank
   6.50%, 6/20/06..........       410        446,658
MBNA Corp.
   4.625%, 9/15/08.........       335        344,180
Morgan Stanley
   7.25%, 4/01/32..........       295        346,877
National Rural Utilities
   Cooperative Finance Corp.
   7.25%, 3/01/12..........       150        175,054
Washington Mutual Finance
   Corp.
   6.875%, 5/15/11.........       785        902,568
                                        ------------
                                          11,587,992
                                        ------------
FOOD/BEVERAGE-1.3%
Diageo Finance BV
   (Netherlands)
   3.00%, 12/15/06.........       270        271,602
Kellogg Co.
   2.875%, 6/01/08.........       270        260,967
Kraft Foods, Inc.
   5.25%, 10/01/13.........       380        384,151
Pepsi Bottling Group, Inc.
   7.00%, 3/01/29..........       700        804,756
Safeway, Inc.
   7.25%, 2/01/31..........       245        269,753
                                        ------------
                                           1,991,229
                                        ------------
HEALTHCARE-1.6%
Bristol-Myers Squibb Co.
   4.75%, 10/01/06.........       235        248,661
HCA, Inc.
   6.75%, 7/15/13..........       200        212,474
   7.125%, 6/01/06.........       345        373,992
Health Net, Inc.
   8.375%, 4/15/11.........       250        300,815
Humana, Inc.
   6.30%, 8/01/18..........       275        290,191
Schering-Plough Corp.
   6.50%, 12/01/33.........       410        428,219
UnitedHealth Group, Inc.
   3.30%, 1/30/08..........       285        283,689
Wyeth
   6.50%, 2/01/34..........       215        220,577
                                        ------------
                                           2,358,618
                                        ------------
INDUSTRIAL-1.2%
General Electric Co.
   1.22%, 1/26/04 (b)......       880        880,000
   5.00%, 2/01/13..........       310        314,082
Lenfest Communications, Inc.
   8.375%, 11/01/05........       395        435,548
Praxair, Inc.
   2.75%, 6/15/08..........       205        198,279
                                        ------------
                                           1,827,909
                                        ------------
INSURANCE-1.2%
Anthem, Inc.
   6.80%, 8/01/12..........       255        288,493
Mangrove Bay Pass-Through
   Trust
   6.102%, 7/15/33 (a)(b)..       395        393,329
MetLife, Inc.
   5.00%, 11/24/13.........       250        248,716
   6.50%, 12/15/32.........       210        223,425
New York Life Insurance Co.
   5.875%, 5/15/33 (a).....       350        349,067
Oil Insurance, Ltd.
   5.15%, 8/15/33 (a)......       345        347,864
                                        ------------
                                           1,850,894
                                        ------------
METALS/MINING-0.1%
Alcan, Inc.
   4.50%, 5/15/13..........       165        159,303
                                        ------------

                                 AllianceBernstein Variable Products Series Fund

                              Principal
                               Amount
                                (000)   U.S. $ Value
----------------------------------------------------
NON-AIR
   TRANSPORTATION-0.4%
CSX Corp.
   7.95%, 5/01/27..........     $ 465   $    565,571
                                        ------------
PAPER/PACKAGING-0.3%
International Paper Co.
   5.30%, 4/01/15..........       220        215,517
Weyerhaeuser Co.
   7.375%, 3/15/32.........       220        239,950
                                        ------------
                                             455,467
                                        ------------
PETROLEUM
   PRODUCTS-0.3%
Amerada Hess Corp.
   7.875%, 10/01/29........       350        385,126
                                        ------------
PUBLIC UTILITIES -
   ELECTRIC & GAS-1.4%
Columbus Southern Power Co.
   5.50%, 3/01/13..........        75         77,806
Dominion Resources, Inc.
   5.00%, 3/15/13..........       285        284,294
Duke Energy Corp.
   3.75%, 3/05/08..........       350        353,075
KeySpan Corp.
   7.25%, 11/15/05.........       650        708,663
MidAmerican Energy
   Holdings Co.
   5.875%, 10/01/12........       195        204,813
Public Service Company of
   Colorado
   7.875%, 10/01/12........       200        243,138
Xcel Energy, Inc.
   7.00%, 12/01/10.........       260        295,237
                                        ------------
                                           2,167,026
                                        ------------
PUBLIC UTILITIES -
   TELEPHONE-0.6%
Telecom Italia Capital
   (Luxembourg)
   6.375%, 11/15/33 (a)....       310        312,997
Telefonos de Mexico SA de
   CV (Mexico)
   4.50%, 11/19/08 (a).....       255        255,666
   8.25%, 1/26/06..........       310        342,178
                                        ------------
                                             910,841
                                        ------------
SERVICE-0.3%
Waste Management, Inc.
   6.875%, 5/15/09.........       390        436,428
                                        ------------
SOVEREIGN-0.8%
Korea Development Bank
   5.75%, 9/10/13..........       140        147,403
Quebec Province
   7.50%, 9/15/29..........       225        281,327
Republic of Italy
   2.50%, 3/31/06..........       750        752,566
                                        ------------
                                           1,181,296
                                        ------------
TECHNOLOGY-0.2%
Hewlet-Packard Co.
   7.15%, 6/15/05..........       260        279,629
                                        ------------
TRANSPORTATION-0.1%
Continental Airlines, Inc.
   7.875%, 7/02/18.........       210        210,000
                                        ------------
Total Corporate Debt
   Obligations
   (cost $52,570,992)......               55,627,054
                                        ------------
ASSET BACKED
   SECURITIES-6.2%
Chase Funding Mortgage Loan
   Series 2003-4 Cl.2A1
   1.26%, 2/25/21 (b)......       400        399,662
Chase Funding Mortgage Loan
   Series 2003-5 Cl.2A1
   1.26%, 2/25/21 (b)......       424        423,784
Citibank Credit Card Issuance
   Trust Series 2003-A8
   3.50%, 8/16/10..........     1,270      1,265,631
Citibank Credit Card Issuance
   Trust Series 2003-A7
   4.15%, 7/07/17..........       795        738,517
Countrywide Asset-Backed
   Certificates Series 2003-4
   Cl.A1
   1.27%, 10/25/19 (b).....       398        397,733
Daimler Chrysler Auto Trust
   Series 2003-B Cl.A4
   2.86%, 3/09/09..........     1,030      1,030,319
Discover Card Master Trust I
   Series 2000-9A
   6.35%, 7/15/08..........       560        605,699
Fleet Credit Card Master
   Trust II Series 2001-B
   5.60%, 12/15/08.........       560        588,582
Honda Auto Receivables
   Owner Trust Series 2003-4
   Cl.A3
   2.19%, 5/15/07..........       460        460,958
Master Asset Backed Securities
   Trust Series 2003-WMC2
   Cl.A3A
   1.29%, 3/25/20 (b)......       340        339,620
MBNA Credit Card Master
   Note Trust Series 2003-A6
   2.75%, 10/15/10.........       860        836,926
Residential Asset Mortgage
   Products, Inc. Series
   2003-RS9 Cl.AI1
   1.31%, 10/25/22 (b).....       392        392,421
Residential Funding Mortgage
   Securities Sereis 2003-HS3
   Cl.AI1
   1.27%, 7/25/18 (b)......       406        405,568

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund

                              Principal
                               Amount
                                (000)   U.S. $ Value
----------------------------------------------------
Structured Asset Investment
   Loan Trust Series 2003-BC7
   Cl.1A1
   1.27%, 7/25/33 (b)......     $ 588   $    587,981
World Omni Auto Receivables
   Trust Series 2003-B Cl.A3
   2.20%, 1/15/08..........       300        300,141
World Omni Auto Receivables
   Trust Series 2003-B Cl.A4
   2.87%, 11/15/10.........       575        573,022
                                        ------------
Total Asset Backed Securities
   (cost $9,331,117).......                9,346,564
                                        ------------
COMMERCIAL
   MORTGAGE BACKED
   SECURITIES-5.8%
First Union-Lehman Brothers-
   Bank of America
   Series 1998-C2 Cl.A2
   6.56%, 11/18/35.........     1,350      1,506,704
GS Mortgage Securities Corp.
   II Series 2003-C1 Cl.A2A
   3.59%, 1/10/40..........       765        768,191
LB-UBS Commercial Mortgage
   Trust Series 2001-C2 Cl.A2
   6.65%, 11/15/27.........       750        848,305
LB-UBS Commercial Mortgage
   Trust Series 2003-C5 Cl.A2
   3.48%, 7/15/27..........     1,410      1,400,313
Merrill Lynch Mortgage Trust
   Series 2003-KEY1 Cl.A4
   5.24%, 11/12/35.........       975      1,003,665
Morgan Stanley Capital I
   Series 2003-T11 Cl.A4
   5.15%, 6/13/41..........     1,600      1,635,680

Nomura Asset Securities
   Corp. Series 1998-D6
   Cl.A1B
   6.59%, 3/15/30..........     1,355      1,517,159
                                        ------------
Total Commercial Mortgage
   Backed Securities
   (cost $8,593,905).......                8,680,017
                                        ------------
COLLATERALIZED
   MORTGAGE
   OBLIGATION-0.3%
Countrywide Home loans
   Series 2003-49 Cl.A1
   1.64%, 12/19/33.........       470        469,189
                                        ------------
Total Collateralized Mortgage
   Obligation
   (cost $469,313).........                  469,189
                                        ------------
SHORT-TERM
   INVESTMENTS-30.2%
U.S. TREASURY
   SECURITY-19.8%
U.S. Treasury Bill
   0.01%, 1/02/04..........    30,000     29,999,238
                                        ------------
TIME DEPOSIT-10.4%
State Street Euro Dollar
   0.50%, 1/02/04..........    15,698     15,698,000
                                        ------------
Total Short-Term Investments
   (amortized cost
   $45,697,238)............               45,697,238
                                        ------------
TOTAL
   INVESTMENTS-127.8%
   (cost $189,767,684).....              193,169,234
Other assets less
   liabilities-(27.8%).....              (41,993,233)
                                        ------------
NET ASSETS-100%............             $151,176,001
                                        ============



--------------------------------------------------------------------------------
(a) Security is exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the aggregate market value of these securities amounted to $4,113,942 or 2.7% of net assets.

(b) Variable rate coupon, rate shown is as of December 31, 2003.

   Glossary:

   TBA - (To Be Assigned)-Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

   See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $189,767,684)......  $  193,169,234
   Cash.........................................................          54,289
   Receivable for investment securities sold....................       4,672,685
   Dividends and interest receivable............................       1,107,482
   Receivable for capital stock sold............................         591,385
                                                                  --------------
   Total assets.................................................     199,595,075
                                                                  --------------
LIABILITIES
   Payable for investment securities purchased..................      48,211,493
   Advisory fee payable.........................................          77,401
   Payable for capital stock redeemed...........................          18,883
   Distribution fee payable.....................................           4,565
   Accrued expenses.............................................         106,732
                                                                  --------------
   Total liabilities............................................      48,419,074
                                                                  --------------
NET ASSETS......................................................  $  151,176,001
                                                                  ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par........................................  $       12,053
   Additional paid-in capital...................................     140,221,554
   Undistributed net investment income..........................       3,779,005
   Accumulated net realized gain on investment
     transactions...............................................       3,761,839
   Net unrealized appreciation of investments...................       3,401,550
                                                                  --------------
                                                                  $  151,176,001
                                                                  ==============
Class A Shares
   Net assets...................................................  $  129,194,376
                                                                  ==============
   Shares of capital stock outstanding..........................      10,290,053
                                                                  ==============
   Net asset value per share....................................  $        12.56
                                                                  ==============
Class B Shares
   Net assets...................................................  $   21,981,625
                                                                  ==============
   Shares of capital stock outstanding..........................       1,763,307
                                                                  ==============
   Net asset value per share....................................  $        12.47
                                                                  ==============

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003     AllianceBernstein Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest.................................................... $    4,890,504
                                                                --------------
EXPENSES
   Advisory fee................................................      1,019,094
   Distribution fee--Class B...................................         41,819
   Custodian...................................................        152,650
   Administrative..............................................         75,000
   Audit and legal.............................................         42,648
   Printing....................................................          6,999
   Directors' fees and expenses................................          1,060
   Transfer agency.............................................            947
   Miscellaneous...............................................         10,881
                                                                --------------
   Total expenses..............................................      1,351,098
                                                                --------------
   Net investment income.......................................      3,539,406
                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
   Net realized gain on investment transactions................      4,234,326
   Net change in unrealized appreciation/depreciation of
     investments...............................................     (1,612,801)
                                                                --------------
   Net gain on investment transactions.........................      2,621,525
                                                                --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................... $    6,160,931
                                                                ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                 AllianceBernstein Variable Products Series Fund
================================================================================


                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2003               2002
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $    3,539,406     $    5,024,028
   Net realized gain on investment transactions.........................          4,234,326          2,881,465
   Net change in unrealized appreciation/depreciation of investments....         (1,612,801)         3,637,024
                                                                             --------------     --------------
   Net increase in net assets from operations...........................          6,160,931         11,542,517
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A............................................................         (4,723,237)        (3,720,955)
     Class B............................................................           (437,765)          (206,001)
   Net realized gain on investment transactions
     Class A............................................................         (1,253,621)                -0-
     Class B............................................................           (121,738)                -0-
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease)..............................................        (23,315,147)        55,585,246
                                                                             --------------     --------------
   Total increase (decrease)............................................        (23,690,577)        63,200,807
NET ASSETS
   Beginning of period..................................................        174,866,578        111,665,771
                                                                             --------------     --------------
   End of period (including undistributed net investment income of
     $3,779,005 and $5,142,142, respectively)...........................     $  151,176,001     $  174,866,578
                                                                             ==============     ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies
The AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio"), formerly Alliance U.S. Government/High Grade Securities Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek high current income consistent with preservation of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of .60 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2003, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2003. Any expense waivers or reimbursements were accrued daily and paid monthly. For the year ended December 31, 2003, the Portfolio received no such waivers/reimbursements.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services to the Portfolio by the Adviser for the year ended December 31, 2003.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTEC: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                 Purchases            Sales
                                             ----------------   ----------------
Investment securities (excluding U.S.
   government securities)...................  $   64,943,300     $   51,660,873
U.S. government securities..................   1,153,010,414      1,195,959,232

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost....................................................    $  189,769,055
                                                            ==============
Gross unrealized appreciation...........................    $    3,773,741
Gross unrealized depreciation...........................          (373,562)
                                                            --------------
Net unrealized appreciation.............................    $    3,400,179
                                                            ==============

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had no securities on loan. For the year ended December 31, 2003, the Portfolio earned fee income of $29,706 which is included in interest income in the accompanying statement of operations.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                                      ===================================   ===================================
                                                    Shares                                Amount
                                      ===================================   ===================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2003               2002               2003               2002
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold.......................          1,581,386          6,896,200     $   20,008,752     $   83,158,391
Shares issued in connection with
   acquisition of Brinson Series
   Trust Strategic Fixed Income
   Portfolio......................                 -0-           214,442                 -0-         2,581,245
Shares issued in reinvestment
   of dividends and distributions.            470,989            314,536          5,976,857          3,720,955
Shares redeemed...................         (4,859,767)        (3,047,586)       (60,660,994)       (37,024,668)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........         (2,807,392)         4,377,592     $  (34,675,385)    $   52,435,923
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................          2,012,386            651,657     $   25,045,603     $    7,879,889
Shares issued in reinvestment
   of dividends and distributions.             44,370             17,487            559,503            206,001
Shares redeemed...................         (1,143,636)          (407,878)       (14,244,868)        (4,936,567)
                                       --------------     --------------     --------------     --------------
Net increase......................            913,120            261,266     $   11,360,238     $    3,149,323
                                       ==============     ==============     ==============     ==============

NOTE G: Risks Involved in Investing in the Portfolio
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.


NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.


NOTE I: Acquisition of Brinson Series Trust Strategic Fixed Income Portfolio
On April 5, 2002, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust Strategic Fixed Income Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Strategic Fixed Income Portfolio on February 25, 2002. The acquisition was accomplished by a tax-free exchange of 214,442 shares of the Portfolio for 247,070 shares of Brinson Series Trust Strategic Fixed Income Portfolio on April 5, 2002. The aggregate net assets of the Portfolio and Brinson Series Trust Strategic Fixed Income Portfolio immediately before the acquisition

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

were $120,888,612 and $2,581,245 (including $136,372 net unrealized appreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $123,469,857.

NOTE J: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                2003              2002
                                                 ---               ---
Distributions paid from:
   Ordinary income......................   $     6,475,252   $    3,926,956
                                           ---------------   --------------
Net long-term capital gains.............   $        61,109   $           -0-
Total taxable distributions.............         6,536,361        3,926,956
                                           ---------------   --------------
Total distributions paid................   $     6,536,361   $    3,926,956
                                           ===============   ==============

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income..........................   $    6,073,763
Undistributed long-term capital gains..................        1,528,353
Accumulated capital and other losses...................          (59,901)(a)
Unrealized appreciation/(depreciation).................        3,400,179(b)
                                                          --------------
Total accumulated earnings/(deficit)...................   $   10,942,394
                                                          ==============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $59,901 all of which will expire in the year 2007. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, $98,605 of the capital loss carryforward was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to the tax treatment of paydown gains/losses, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE K: Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

     (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

                                 AllianceBernstein Variable Products Series Fund
================================================================================

     (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 =============================================================
                                                                          Class A
                                                 =============================================================
                                                                    Year Ended December 31,
                                                 -------------------------------------------------------------
                                                    2003         2002       2001(a)       2000        1999
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period........       $12.54       $12.00      $11.68      $11.18       $12.27
                                                   ------       ------      ------      ------       ------
Income From Investment Operations
---------------------------------
Net investment income (b)...................          .26          .42         .57         .67          .64
Net realized and unrealized gain (loss) on
   investment transactions..................          .23          .49         .33         .52         (.94)
                                                   ------       ------      ------       -----       ------
Net increase (decrease) in net asset value
   from operations..........................          .49         0.91         .90        1.19         (.30)
                                                   ------       ------      ------       -----       ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income........         (.37)        (.37)       (.58)       (.69)        (.49)
Distributions from net realized gain on
   investment transactions..................         (.10)          -0-         -0-         -0-        (.30)
                                                   ------       ------      ------       -----       ------
Total dividends and distributions...........         (.47)        (.37)       (.58)       (.69)        (.79)
                                                   ------       ------      ------       -----       ------
Net asset value, end of period..............       $12.56       $12.54      $12.00      $11.68       $11.18
                                                   ======       ======      ======      ======       ======
Total Return
------------
Total investment return based on
   net asset value (c)......................         3.88%        7.79%       7.88%      11.08%       (2.45)%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)...     $129,194     $164,265    $104,635     $58,170      $60,504
Ratio to average net assets of:
   Expenses.................................          .77%         .82%        .89%        .95%         .86%
   Net investment income....................         2.10%        3.49%       4.86%       5.95%        5.51%
Portfolio turnover rate.....................          748%         551%        259%        236%         172%


--------------------------------------------------------------------------------
See footnote summary on page 19.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 =============================================================
                                                                            Class B
                                                 =============================================================
                                                                                                     June 2,
                                                                                                   1999(d) to
                                                              Year Ended December 31,             December 31,
                                                 -------------------------------------------------------------
                                                    2003         2002       2001(a)       2000        1999
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period.........      $12.47       $11.94      $11.64      $11.16       $11.13
                                                   ------       ------      ------      ------       ------
Income From Investment Operations
---------------------------------
Net investment income (b)....................         .24          .39         .55         .63          .33
Net realized and unrealized gain (loss) on
   investment transactions...................         .21          .49         .31         .53         (.30)
                                                   ------       ------      ------       -----       ------
Net increase in net asset value from operations       .45          .88         .86        1.16          .03
                                                   ------       ------      ------       -----       ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income.........        (.35)        (.35)       (.56)       (.68)          -0-
Distributions from net realized gain on
   investment transactions...................        (.10)          -0-         -0-         -0-          -0-
                                                   ------       ------      ------       -----       ------
Total dividends and distributions............        (.45)        (.35)       (.56)       (.68)          -0-
                                                   ------       ------      ------       -----       ------
Net asset value, end of period...............      $12.47       $12.47      $11.94      $11.64       $11.16
                                                   ======       ======      ======      ======       ======
Total Return
------------
Total investment return based on net asset
    value (c)................................        3.61%       7.54%        7.60%      10.84%        0.27%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)....     $21,982      $10,602      $7,031      $3,627       $1,438
Ratio to average net assets of:
   Expenses..................................        1.03%        1.07%       1.14%       1.20%        1.15%(e)
   Net investment income.....................        1.89%        3.25%       4.61%       5.67%        5.48%(e)
Portfolio turnover rate......................         748%         551%        259%        236%         172%



--------------------------------------------------------------------------------
(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.03 and $.03, increase net realized and unrealized gain on investments per share by $.03 and $.03, and decrease the ratio of net investment income to average net assets from 5.11% to 4.86% and 4.86% to 4.61%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Commencement of distribution.

(e) Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS             AllianceBernstein Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein U.S. Government / High Grade Securities Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein U.S. Government/High Grade Securities Portfolio, formerly Alliance U.S. Government/High Grade Securities Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Government/High Grade Securities Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young
-----------------

New York, New York
February 4, 2004

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS
William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)


John H. Dobkin (1)
Clifford L. Michel (1)
Donald J. Robinson (1)


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672



--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+, 71
2 Sound View Drive               Investment adviser and an independent         116               None
Suite 100                        consultant. He was formerly Senior
Greenwich, CT 06830              Manager of Barrett Associates, Inc., a
(14)                             registered  investment adviser, with which
Chairman of the Board            he had been associated since prior to 1999.
                                 He was formerly Deputy Comptroller and
                                 Chief Investment Officer of the State of
                                 New York and, prior thereto, Chief
                                 Investment Officer of the New York Bank
                                 for Savings.

Ruth Block,+, 73                 Formerly Executive Vice President and         96                None
500 SE Mizner Blvd.              Chief Insurance Officer of The Equitable
Boca Raton, FL 33432             Life Assurance Society of the United States;
(12)                             Chairman and Chief Executive Officer of
                                 Evlico; Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty chemicals),
                                 Tandem Financial Group and Donaldson,
                                 Lufkin & Jenrette Securities Corporation;
                                 former Governor at Large National
                                 Association of Securities Dealers, Inc.

David H. Dievler,+, 74           Independent consultant. Until December 1994,  100               None
P.O. Box 167                     he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762            Management Corporation ("ACMC") responsible
(14)                             for mutual fund administration. Prior to joining
                                 ACMC in 1984, he was Chief Financial Officer
                                 of Eberstadt Asset Management since 1968. Prior
                                 to that, he was a Senior Manager at Price
                                 Waterhouse & Co. Member of American Institute
                                 of Certified Public Accountants since 1953.

John H. Dobkin,+, 62             Consultant. Formerly President of Save        98                None
P.O. Box 12                      Venice, Inc. (preservation organization) from
Annandale, NY 12504              2001 - 2002, Senior Advisor from June 1999 -
(12)                             June 2000 and President of Historic Hudson
                                 Valley (historic preservation) from December
                                 1989 - May 1999. Previously, Director of the
                                 National Academy of Design and during 1988 -
                                 1992,  Director and Chairman of the Audit
                                 Committee of ACMC.


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO             AllianceBernstein Variable Products Series Fund
================================================================================


 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel,+, 64         Senior Counsel of the law firm of Cahill      97          Placer Dome, Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(12)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company
                                 (investments) and a Director of Placer
                                 Dome, Inc. (mining).

Donald J. Robinson,+, 69         Senior Counsel to the law firm of Orrick,     96                None
98 Hell's Peak Road              Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                 1999. Formerly a senior partner and a member
(8)                              of the Executive Committee of that firm. He
                                 was also a member and Chairman of the
                                 Municipal Securities Rulemaking Board and a
                                 Trustee of the Museum of the City of New York.


--------------------------------------------------------------------------------
* There is no stated term of office for the Fund's Directors.

+ Member of the Audit Committee and the Nominating Committee.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO            AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                President                         Executive Vice President of Alliance Capital
                                                                   Management Corporation ("ACMC")** since 2001; prior
                                                                   thereto, Chief Executive Officer of Sanford C.
                                                                   Bernstein & Co., LLC and its predecessor since prior
                                                                   to 1999.

Kathleen A. Corbet, 44           Senior Vice President             Executive Vice President of ACMC**, with which she has
                                                                   been associated since prior to 1999.

Matthew Bloom, 47(1)             Vice President                    Senior Vice President of ACMC**, with which he has been
                                                                   associated since prior to 1999.

Jeffrey L. Phlegar, 37           Vice President                    Senior Vice President of ACMC**, with which he has been
                                                                   associated since prior to 1999.

Mark R. Manley, 41               Secretary                         Senior Vice President and Acting General Counsel of
                                                                   ACMC**, with which he has been associated since prior
                                                                   to 1999.

Mark D. Gersten, 53              Treasurer and Chief               Senior Vice President of Alliance Global Investor
                                 Financial Officer                 Services, Inc. ("AGIS")** and Vice President of
                                                                   AllianceBernstein Investment Research and Management,
                                                                   Inc. ("ABIRM")**, with which he has been associated
                                                                   since prior to 1999.

Thomas R. Manley, 52             Controller                        Vice President of ACMC**, with which he has been
                                                                   associated since prior to 1999.


--------------------------------------------------------------------------------
(1) Mr. Bloom is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS and ABIRM are affiliates of the Fund.

    The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-50.3%
Federal Home Loan Bank
  1.03%, 9/27/04  FRN                                $ 10,000     $   9,997,038
  1.23%, 7/06/04                                        2,000         2,000,000
  1.43%, 9/22/04                                        1,000         1,000,000
Federal Home Loan
  Mortgage Corp.
  1.09%, 3/04/04                                        3,000         2,994,278
  1.14%, 4/22/04                                        5,000         4,982,733
  1.16%, 5/20/04                                        5,000         4,977,833
  1.17%, 8/20/04                                        1,000         1,000,000
  5.54%, 1/28/04                                        4,000         3,996,670
Federal National Mortgage
  Association
  1.07%, 2/25/04                                        3,846         3,839,772
  1.10%, 4/07/04                                        3,000         2,991,108
  1.10%, 6/09/04                                        5,000         4,975,556
  1.11%, 7/06/04                                        2,000         2,000,000
  1.14%, 3/08/04                                        1,000           997,878
  1.17%, 5/12/04                                        5,000         4,979,100
  1.61%, 12/30/04                                       1,000         1,000,000
                                                                  -------------
Total U.S. Government and Government
  Sponsored Agency Obligations
  (amortized cost $51,731,966)                                       51,731,966
                                                                  -------------
COMMERCIAL PAPER-49.3%
Banque Caisse d'Epargne l'Etat
  1.13%, 3/25/04                                        1,700         1,695,538
Barton Capital
  1.09%, 1/12/04                                        2,000         1,999,334
Citigroup Global Market
  1.08%, 1/29/04                                        2,000         1,998,335
Clipper Receivables Corp.
  1.09%, 1/12/04                                        2,000         1,999,334
Depfa Bank Europe Plc
  1.09%, 1/12/04                                        1,700         1,699,436
General Electric Capital Corp.
  1.11%, 3/02/04                                        5,000         4,990,680
Giro Balanced Funding Corp.
  1.09%, 1/13/04                                        4,000         3,998,547
GREENWICH CAPITAL
  1.09%, 1/16/04                                        2,000         1,999,092
Hbos Treasury Services Plc
  1.11%, 3/15/04                                        3,870         3,861,170
HSBC ( Hong Kong)
  1.09%, 3/10/04                                        1,000           997,911
  1.11%, 4/13/04                                        1,000           996,824
  1.14%, 3/09/04                                        1,500         1,496,770
  1.16%, 4/15/04                                        1,500         1,494,925
KFW International Finance
  1.12%, 4/23/04                                        4,000         3,985,938
Morgan Stanley
  1.08%, 2/17/04                                        1,000           998,590
Natexis
  1.09%, 1/20/04                                        1,500         1,499,137
Nord
  1.09%, 1/22/04                                        4,000         3,997,457
Northern Rock Plc
  1.13%, 3/29/04                                        1,700         1,695,304
Prudential Plc
  1.08%, 1/09/04                                        2,700         2,699,352
Sheffield Receivables
  1.09%, 1/12/04                                        1,000           999,667
UBS Finance, Inc.
  0.88%, 1/02/04                                        3,500         3,499,914
Westdeutsche Landes Bank Yankee
  1.11%, 2/27/04                                        2,000         2,000,000
                                                                  -------------
Total Comercial Paper
  (amortized cost $50,603,255)                                       50,603,255
                                                                  -------------
TOTAL INVESTMENTS-99.6%
  (cost $102,335,221)                                               102,335,221
Other assets liabilities-0.4%                                           457,350
                                                                  -------------
NET ASSETS-100%                                                   $ 102,792,571
                                                                  =============

_______________________________________________________________________________

Glossary:

FRN - Floating Rate Note

See Notes to Financial Statements

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value
    (cost $102,335,221)                                           $ 102,335,221
  Cash                                                                  151,639
  Receivable for capital stock sold                                     521,373
  Interest receivable                                                    18,968
                                                                  -------------
  Total assets                                                      103,027,201
                                                                  -------------
LIABILITIES
  Payable for capital stock redeemed                                    122,200
  Advisory fee payable                                                   45,041
  Distribution fee payable                                               10,537
  Accrued expenses                                                       56,852
                                                                  -------------
  Total liabilities                                                     234,630
                                                                  -------------
NET ASSETS                                                        $ 102,792,571
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     102,793
  Additional paid-in capital                                        102,689,526
  Accumulated net realized gain on investment
    transactions                                                            252
                                                                  -------------
                                                                  $ 102,792,571
                                                                  =============
CLASS A SHARES
  Net assets                                                      $  54,846,967
                                                                  =============
  Shares of capital stock outstanding                                54,845,194
                                                                  =============
  Net asset value per share                                       $        1.00
                                                                  =============
CLASS B SHARES
  Net assets                                                      $  47,945,604
                                                                  =============
  Shares of capital stock outstanding                                47,947,456
                                                                  =============
  Net asset value per share                                       $        1.00
                                                                  =============


See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Interest                                                        $   1,572,744
                                                                  -------------
EXPENSES
  Advisory fee                                                          653,243
  Distribution fee -- Class B                                           138,782
  Custodian                                                              75,426
  Administrative                                                         75,000
  Audit                                                                  31,255
  Legal                                                                  19,581
  Transfer agency                                                           947
  Directors' fees and expenses                                              421
  Printing                                                                  324
  Miscellaneous                                                           7,560
                                                                  -------------
  Total expenses                                                      1,002,539
                                                                  -------------
  Net investment income                                                 570,205
                                                                  -------------
REALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                              324
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $     570,529
                                                                  =============


See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2003             2002
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $     570,205    $   1,674,782
  Net realized gain (loss) on investment
    transactions                                           324              (72)
                                                 -------------    -------------
  Net increase in net assets from
    operations                                         570,529        1,674,710

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                           (411,077)      (1,243,462)
    Class B                                           (159,585)        (437,943)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (46,739,540)     (28,322,498)
                                                 -------------    -------------
  Total decrease                                   (46,739,673)     (28,329,193)

NET ASSETS
  Beginning of period                              149,532,244      177,861,437
                                                 -------------    -------------
  End of period (including undistributed
    net investment income of $457
    at December 31, 2002)                        $ 102,792,571    $ 149,532,244
                                                 =============    =============


See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Money Market Portfolio (the "Portfolio"), formerly Alliance Money Market Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Securities in which the Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

4. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of .50 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Prior to May 1, 2003, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2003. Any expense waivers or reimbursements were accrued daily and paid monthly. For the year ended December 31, 2003, the Portfolio received no such waivers/reimbursements.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

At December 31, 2003, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE E: CAPITAL STOCK

There are 2,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 1,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           36,286,688   132,042,828    $ 36,286,688   $ 132,042,828
Shares issued in
  reinvestment
  of dividends           475,045     1,243,462         475,045       1,243,462
Shares redeemed      (79,130,806) (164,765,799)    (79,130,807)   (164,765,799)
                    ------------   -----------    ------------   -------------
Net decrease         (42,369,073)  (31,479,509)   $(42,369,074)  $ (31,479,509)
                    ============   ===========    ============   =============

CLASS B
Shares sold          102,776,644   142,682,740    $102,776,644   $ 142,682,740
Shares issued in
  reinvestment
  of dividends           180,806       437,943         180,806         437,943
Shares redeemed     (107,327,917) (139,963,672)   (107,327,916)   (139,963,672)
                    ------------   -----------    ------------   -------------
Net increase
  (decrease)          (4,370,467)    3,157,011    $ (4,370,466)  $   3,157,011
                    ============   ===========    ============   =============


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

NOTE G: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                 2003             2002
                                             =============    =============
Distributions paid from:
  Ordinary income                            $     570,662    $   1,681,405
                                             -------------    -------------
Total distributions paid                     $     570,662    $   1,681,405
                                             =============    =============


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Undistributed ordinary income                                 $         252
Accumulated capital and other losses                                     -0-(a)
                                                              -------------
Total accumulated earnings/(deficit)                          $         252
                                                              =============

(a) During the current fiscal year, the Portfolio utilized capital loss carryforwards of $72.

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE H: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .01          .01          .04          .06          .05

LESS: DIVIDENDS
Dividends from net investment income            (.01)        (.01)        (.04)        (.06)        (.05)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (a)                            .53%        1.10%        3.57%        5.91%        4.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $54,847      $97,216     $128,700     $146,270     $134,467
Ratio to average net assets of:
  Expenses                                       .66%         .68%         .63%         .67%         .64%
  Net investment income                          .55%        1.10%        3.55%        5.73%        4.59%



See footnote summary on page 11.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                                                  JUNE 16,
                                                           YEAR ENDED DECEMBER 31,               1999(c) TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             -0-(b)      .01          .03          .05          .02

LESS: DIVIDENDS
Dividends from net investment income              -0-(b)     (.01)        (.03)        (.05)        (.02)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (a)                            .28%        0.85%        3.32%        5.65%        2.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $47,946      $52,316      $49,161       $9,758       $1,163
Ratio to average net assets of:
  Expenses                                       .91%         .93%         .90%         .95%         .89%(d)
  Net investment income                          .29%         .85%        2.60%        5.64%        4.71%(d)



(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(b)  Amount is less than $.01 per share.

(c)  Commencement of distribution.

(d)  Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Money Market Portfolio, formerly Alliance Money Market Portfolio, ("the Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4, 2004

MONEY MARKET PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.

MONEY MARKET PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                      PORTFOLIOS
                                                                                        IN FUND           OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                 COMPLEX       DIRECTORSHIP
        ADDRESS                             OCCUPATION(S)                              OVERSEEN BY       HELD BY
  (YEARS OF SERVICE*)                    DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71        Investment adviser and an independent                   116             None
2 Sound View Drive                 consultant. He was formerly Senior
Suite 100                          Manager of Barrett Associates, Inc., a
Greenwich, CT 06830                registered investment adviser, with which
(14)                               he had been associated since prior to 1999.
Chairman of the Board              He was formerly Deputy Comptroller and
                                   Chief Investment Officer of the State of
                                   New York and, prior thereto, Chief Invest-
                                   ment Officer of the New York Bank for
                                   Savings.

Ruth Block,#, 73                   Formerly Executive Vice President and                    96             None
500 SE Mizner Blvd.                Chief Insurance Officer of The Equitable
Boca Raton, FL 33432               Life Assurance Society of the United States;
(12)                               Chairman and Chief Executive Officer of
                                   Evlico; Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   former Governor at Large National Associ-
                                   ation of Securities Dealers, Inc.

David H. Dievler,#, 74             Independent consultant. Until December                  100             None
P.O. Box 167                       1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762              Capital Management Corporation ("ACMC")
(14)                               responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset Management
                                   since 1968. Prior to that, he was a Senior Manager
                                   at Price Waterhouse & Co. Member of American
                                   Institute of Certified Public Accountants since
                                   1953.

John H. Dobkin,#, 62               Consultant. Formerly President of Save Venice,           98             None
P.O. Box 12                        Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000 and
(12)                               President of Historic Hudson Valley (historic
                                   preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.


MONEY MARKET PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



                                                                                      PORTFOLIOS
                                                                                        IN FUND           OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                 COMPLEX       DIRECTORSHIP
        ADDRESS                             OCCUPATION(S)                              OVERSEEN BY       HELD BY
  (YEARS OF SERVICE*)                    DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

Clifford L. Michel,#, 64           Senior Counsel of the law firm of Cahill                 97        Placer Dome, Inc.
15 St. Bernard's Road              Gordon & Reindel since February 2001 and
Gladstone, NJ 07934                a partner of that firm for more than twenty-five
(12)                               years prior thereto. He is President and Chief
                                   Executive Officer of Wenonah Development
                                   Company (investments) and a Director of
                                   Placer Dome, Inc. (mining).

Donald J. Robinson,#, 69           Senior Counsel to the law firm of Orrick,                96             None
98 Hell's Peak Road                Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                   1999. Formerly a senior partner and a member
(8)                                of the Executive Committee of that firm.
                                   He was also a member and Chairman of the
                                   Municipal Securities Rulemaking Board and a
                                   Trustee of the Museum of the City of New York.


*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and the Nominating Committee.

MONEY MARKET PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                    POSITION(S) HELD                          PRINCIPAL OCCUPATION
     AND AGE                           WITH FUND                              DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since 2001; prior
                                                                    thereto, Chief Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC and its predecessor since
                                                                    prior to 1999.

Kathleen A. Corbet, 44              Senior Vice President           Executive Vice President of ACMC**, with which she
                                                                    has been associated since prior to 1999.

John F. Chiodi, 37(1)               Vice President                  Vice President of ACMC**, with which he has been
                                                                    associated since prior to 1999.

Joseph C. Dona, 43(1)               Vice President                  Vice President of ACMC**, with which he has been
                                                                    associated since prior to 1999.

Raymond J. Papera, 47(1)            Vice President                  Senior Vice President of ACMC**, with which he
                                                                    has been associated since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General Counsel of
                                                                    ACMC**, with which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global Investor
                                    Financial Officer               Services, Inc. ("AGIS")** and Vice President of
                                                                    AllianceBernstein Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with which he has
                                                                    been associated since prior to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has been
                                                                    associated since prior to 1999.



(1) Messrs. Papera, Chiodi and Dona are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS and ABIRM are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)

                                ALLIANCEBERNSTEIN
                  ---------------------------------------------
                                VARIABLE PRODUCTS
                  ---------------------------------------------
                                   SERIES FUND
                  ---------------------------------------------
                                ALLIANCEBERNSTEIN
                  ---------------------------------------------
                             TOTAL RETURN PORTFOLIO
                  ---------------------------------------------


                                                       ANNUAL REPORT
                                                     DECEMBER 31, 2003

                        Investment Products Offered
                        ===========================
                        > Are Not FDIC Insured
                        > May Lose Value
                        > Are Not Bank Guaranteed
                        ===========================

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
================================================================================


LETTER TO INVESTORS

February 12, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Total Return Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks to achieve a high return through a combination of current income and capital appreciation. The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics) and common stocks.


   INVESTMENT RESULTS
   Periods Ended December 31, 2003

                                 Returns
                       1 Year    5 Years  10 Years
                     ---------  --------  ---------
   AllianceBernstein
   Total Return
   Portfolio
   Class A             19.05%     5.47%      9.75%

   Composite: 60%
   S&P 500 Stock
   Index/40%
   Lehman Brothers
   Government/
   Credit Bond
   Index               18.75%     2.70%      9.43%

   S&P 500 Stock
   Index               28.67%    -0.57%     11.06%

   Lehman Brothers
   Government/Credit
   Bond Index           4.67%     6.66%      6.98%

   Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.


   The Composite represents a blend of 60% Standard & Poor's (S&P) 500 Stock Index and 40% Lehman Brothers (LB) Government/Credit Bond Index. Neither the unmanaged S&P 500 Stock Index nor the unmanaged LB Government/Credit Bond Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market. The LB Government/Credit Bond Index represents a combination of two indices: the LB Government Bond Index which is composed of the Treasury Bond and Agency Bond Indices, and the LB Credit Bond Index which includes investment-grade bonds issued by corporations and non-corporate entities. An investor cannot invest directly in an index or composite, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Total Return Portfolio.


The Portfolio outperformed its benchmark, a 60%/40% blend of the S&P 500 Stock Index and the LB Government/Credit Bond Index, respectively, over the 12-month period ended December 31, 2003. The equity portion of the Portfolio's outperformance over the 12-month period under review was due to an overweighted position in technology holdings relative to the benchmark through the second quarter of 2003.

The Portfolio's fixed income allocation outperformed the fixed income market, as measured by the LB Government/Credit Bond Index, primarily due to sector and industry allocation. At the sector level, the Portfolio was overweight in credit, which produced favorable relative returns. At the industry level, the Portfolio was overweight in telecom, cable and autos--three industries that produced strong relative performance within the credit sector. Many of the Portfolio's underweighted sectors, including chemicals, rails and basic materials, also contributed to relative returns, as they underperformed the LB Government/Credit Bond Index. Additionally, within the Portfolio's Treasury allocation, its exposure to TIPS (inflation-linked securities) benefited relative performance.

MARKET REVIEW AND INVESTMENT STRATEGY
The equity portion of the Portfolio's performance during 2003 was aided by strong economic data and more upbeat company commentary, as better-than-expected earnings reports provided further support for the U.S. stock market rally.

The equity portion of the Portfolio's investment discipline is largely focused on stock picking (as opposed to sector rotation) and our proprietary valuation research suggested to us that the most attractive stocks were largely centered in the areas of health care and

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
================================================================================

consumer staples. Thus, we built overweighted positions in these two areas throughout the six-month period ended December 31, 2003. Conversely, we reduced the Portfolio's technology weighting to an underweighted position as our valuation work showed that these stocks were very expensive. We also maintained underweighted positions in financial and utility stocks as our research showed that there were fewer investment opportunities in these two areas of the market.

In the fixed income market, interest rates were volatile throughout 2003. During the year, Treasury rates rose 25 basis points, which is considered fairly flat historically. However, that masks tremendous volatility throughout the course of the year, where the trading range was about 120 basis points. The flattening of the rate trend towards the end of the year was attributable to benign government inflation data and constant reassuring from the U.S. Federal Reserve that rates did not need to be raised for an extended period of time. Nevertheless, the yield curve remained very steep, with investors needing an inflation and monetary policy premium given the strength of nominal Gross Domestic Product.

The investment-grade corporate bond market had a strong fourth quarter to top off a record-breaking year with investment-grade corporate bonds outperforming Treasuries by 5.80% in 2003, measured in terms of excess return, as measured by the Lehman Brothers investment-grade corporate sector. Within the corporate sector, top-performing sectors included autos, airlines, cable, wireless telecommunications and utilities, while supermarkets, rails and food/beverage sectors underperformed.

By ratings class, the best performance was in the lower rated credit grades, which typically see the greatest relative spread compression during a cyclical improvement in credit fundamentals.

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/93 - 12/31/03

AllianceBernstein Total Return Portfolio Class A: $25,343

S&P 500 Stock Index: $28,564

Composite (60% S&P 500 Stock Index/40% LB Government/Credit Bond Index): $24,984

Lehman Brothers Government/Credit Bond Index: $19,634

 [The following data is depicted as a mountain chart in the printed material.]

                                Composite
                           (60% S&P 500 Stock
         AllianceBernstein     Index/40% LB                   Lehman Brothers
            Total Return    Government/Credit   S&P 500        Government/
         Portfolio Class A     Bond Index)    Stock Index    Credit Bond Index
================================================================================
12/31/93      $10,000           $10,000          $10,000           $10,000
12/31/94      $ 9,623           $ 9,938          $10,132           $ 9,649
12/31/95      $11,901           $12,963          $13,940           $11,506
12/31/96      $13,707           $15,015          $17,140           $11,840
12/31/97      $16,600           $18,905          $22,858           $12,995
12/31/98      $19,420           $23,317          $29,391           $14,226
12/31/99      $20,688           $26,902          $35,576           $13,921
12/31/00      $23,278           $25,621          $32,337           $15,570
12/31/01      $23,806           $23,847          $28,494           $16,894
12/31/02      $21,287           $20,817          $22,197           $18,759
12/31/03      $25,343           $24,984          $28,564           $19,634


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Total Return Portfolio Class A shares (from 12/31/93 to 12/31/03) as compared to the performance of appropriate broad-based indices. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Composite represents a blend of 60% S&P 500 Stock Index and 40% LB Government/Credit Bond Index. Neither the unmanaged S&P 500 Stock Index nor the unmanaged LB Government/Credit Bond Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market. The LB Government/Credit Bond Index represents a combination of two indices: the LB Government Bond Index which is composed of the Treasury Bond and Agency Bond Indices, and the LB Credit Bond Index which includes investment-grade bonds issued by corporations and non-corporate entities. An investor cannot invest directly in an index or composite, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Total Return Portfolio.

TOTAL RETURN PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

======================================================================================
   COMPANY                                        U.S. $ VALUE   PERCENT OF NET ASSETS
======================================================================================
   U.S. Treasury Notes                            $ 30,074,955           13.6%
======================================================================================
   Federal National Mortgage Assoc.
      (Bonds & Common Stock)                        14,742,001            6.7
======================================================================================
   Citigroup, Inc. (Bonds & Common Stock)            6,026,170            2.7
======================================================================================
   JP Morgan Chase & Co.                             5,050,375            2.3
======================================================================================
   Union Pacific Corp. (Bonds & Common Stock)        4,568,578            2.1
======================================================================================
   American International Group, Inc.                4,526,924            2.0
======================================================================================
   Bank One Corp.                                    4,034,715            1.8
======================================================================================
   ConocoPhillips (Bonds & Common Stock)             4,007,444            1.8
======================================================================================
   Bank of America Corp.                             3,643,479            1.7
======================================================================================
   Viacom, Inc. Cl. B                                3,492,706            1.6
                                                   -----------           ----
                                                  $ 80,167,347           36.3%
======================================================================================


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================


Company                       Shares    U.S. $ Value
----------------------------------------------------
COMMON STOCKS-55.3%
FINANCE-15.5%
BANKING - MONEY
   CENTERS-2.3%
JP Morgan Chase & Co. .....   137,500   $  5,050,375
                                        ------------
BANKING-REGIONAL-3.5%
Bank of America Corp. .....    45,300      3,643,479
Bank One Corp. ............    88,500      4,034,715
                                        ------------
                                           7,678,194
                                        ------------
BROKERAGE & MONEY
   MANAGEMENT-1.4%
Merrill Lynch & Co., Inc. .    35,600      2,087,940
Morgan Stanley.............    18,900      1,093,743
                                        ------------
                                           3,181,683
                                        ------------
INSURANCE-4.1%
ACE Ltd. (Cayman Island)...    53,000      2,195,260
Allstate Corp. ............    23,000        989,460
American International
   Group, Inc. ............    68,300      4,526,924
MetLife, Inc. .............    37,500      1,262,625
                                        ------------
                                           8,974,269
                                        ------------
MORTGAGE
   BANKING-1.1%
Fannie Mae.................    21,900      1,643,814
The PMI Group, Inc. .......    13,600        506,328
Washington Mutual, Inc. ...     9,800        393,176
                                        ------------
                                           2,543,318
                                        ------------
MISCELLANEOUS-3.1%
Citigroup, Inc. ...........   117,500      5,703,450
MBNA Corp. ................    45,625      1,133,781
                                        ------------
                                           6,837,231
                                        ------------
                                          34,265,070
                                        ------------
HEALTHCARE-7.0%
DRUGS-2.9%
Pfizer, Inc. ..............    97,500      3,444,675
Wyeth......................    66,600      2,827,170
                                        ------------
                                           6,271,845
                                        ------------
MEDICAL PRODUCTS-1.0%
Alcon, Inc. (Switzerland)..    15,900        962,586
Johnson & Johnson..........    25,200      1,301,832
                                        ------------
                                           2,264,418
                                        ------------
MEDICAL SERVICES-3.1%
Anthem, Inc. (a)...........    15,900      1,192,500
HCA, Inc. .................    56,700      2,435,832
Tenet Healthcare Corp. (a).    42,400        680,520
UnitedHealth Group, Inc. ..    11,000        639,980
WellPoint Health Networks,
   Inc. (a)................    20,000      1,939,800
                                        ------------
                                           6,888,632
                                        ------------
                                          15,424,895
                                        ------------
ENERGY-7.0%
DOMESTIC
   INTEGRATED-0.5%
Occidental Petroleum Corp.     28,000      1,182,720
                                        ------------
DOMESTIC
   PRODUCERS-1.5%
Devon Energy Corp. ........    13,000        744,380
Kerr-McGee Corp. ..........    35,000      1,627,150
Noble Energy, Inc. ........    19,700        875,271
                                        ------------
                                           3,246,801
                                        ------------
INTERNATIONAL-2.9%
BP Plc (ADR)
   (United Kingdom)........    41,900      2,067,765
ChevronTexaco Corp. .......    23,500      2,030,165
Exxon Mobil Corp. .........    57,100      2,341,100
                                        ------------
                                           6,439,030
                                        ------------
OIL SERVICE-0.3%
Nabors Industries Ltd.
   (Bermuda) (a)...........    15,400        639,100
                                        ------------
MISCELLANEOUS-1.8%
ConocoPhillips.............    58,800      3,855,516
                                        ------------
                                          15,363,167
                                        ------------
CONSUMER
   SERVICES-6.5%
BROADCASTING &
   CABLE-4.6%
Clear Channel
   Communications, Inc. ...    23,600      1,105,188
Comcast Corp. Cl. A (a)....    36,750      1,207,973
Comcast Corp. Special
   Cl. A (a)...............    46,600      1,457,648
Cox Communications, Inc.
   Cl. A (a)...............    17,200        592,540
Time Warner, Inc. (a)......    60,000      1,079,400
Viacom, Inc. Cl. B.........    78,700      3,492,706
Westwood One, Inc. (a).....    32,200      1,101,562
                                        ------------
                                          10,037,017
                                        ------------
CELLULAR
   COMMUNICATIONS-0.2%
Nextel Communications, Inc.
   Cl. A (a)...............    18,500        519,110
                                        ------------
ENTERTAINMENT &
   LEISURE-1.0%
Carnival Corp. (Panama)....    54,200      2,153,366
                                        ------------
RESTAURANTS &
   LODGING-0.3%
McDonald's Corp. ..........    29,000        720,070
                                        ------------
RETAIL - GENERAL
   MERCHANDISE-0.4%
Home Depot, Inc. ..........    26,000        922,740
                                        ------------
                                          14,352,303
                                        ------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

Company                       Shares    U.S. $ Value
----------------------------------------------------
CONSUMER STAPLES-6.0%
BEVERAGES-1.0%
Anheuser-Busch Cos., Inc. .    44,000   $  2,317,920
                                        ------------
COSMETICS-1.4%
Avon Products, Inc. .......    33,490      2,260,240
International Flavors &
   Fragrances, Inc. .......    21,500        750,780
                                        ------------
                                           3,011,020
                                        ------------
FOOD-0.3%
Dean Foods Co. (a).........    18,500        608,095
                                        ------------
HOUSEHOLD
   PRODUCTS-1.8%
Colgate-Palmolive Co. .....    34,700      1,736,735
The Procter & Gamble Co. ..    22,200      2,217,336
                                        ------------
                                           3,954,071
                                        ------------
TOBACCO-1.4%
Altria Group, Inc. ........    56,600      3,080,172
                                        ------------
MISCELLANEOUS-0.1%
Fortune Brands, Inc. ......     4,100        293,109
                                        ------------
                                          13,264,387
                                        ------------
UTILITIES-4.3%
ELECTRIC & GAS
   UTILITIES-1.9%
Constellation Energy
   Group, Inc. ............    31,100      1,217,876
Entergy Corp. .............    21,000      1,199,730
Exelon Corp. ..............    18,200      1,207,752
PPL Corp. .................    14,800        647,500
                                        ------------
                                           4,272,858
                                        ------------
TELEPHONE
   UTILITIES-2.4%
AT&T Corp. ................    26,300        533,890
BellSouth Corp. ...........    26,600        752,780
SBC Communications, Inc. ..    40,000      1,042,800
Sprint Corp.-FON Group.....    73,700      1,210,154
Verizon Communications,
   Inc. ...................    49,300      1,729,444
                                        ------------
                                           5,269,068
                                        ------------
                                           9,541,926
                                        ------------
TECHNOLOGY-2.8%
COMMUNICATION
   EQUIPMENT-0.4%
Juniper Networks, Inc. (a).    43,100        805,108
                                        ------------
COMPUTER HARDWARE/
   STORAGE-0.5%
Hewlett-Packard Co. .......    44,200      1,015,274
                                        ------------
COMPUTER SERVICES-0.6%
First Data Corp. ..........    33,800      1,388,842
                                        ------------

SOFTWARE-1.3%
Microsoft Corp. ...........    92,400      2,544,696
VERITAS Software Corp. (a).    10,200        379,032
                                        ------------
                                           2,923,728
                                        ------------
                                           6,132,952
                                        ------------
TRANSPORTATION-2.3%
RAILROAD-2.3%
Burlington Northern Santa Fe
   Corp. ..................    41,300      1,336,055
Union Pacific Corp. .......    53,300      3,703,284
                                        ------------
                                           5,039,339
                                        ------------
CAPITAL GOODS-1.3%
ELECTRICAL
   EQUIPMENT-0.6%
Johnson Controls, Inc. ....    10,900      1,265,708
                                        ------------
MISCELLANEOUS-0.7%
United Technologies Corp. .    17,600      1,667,952
                                        ------------
                                           2,933,660
                                        ------------
CONSUMER
   MANUFACTURING-0.8%
BUILDING &
   RELATED-0.8%
American Standard Cos.,
   Inc. (a)................    13,700      1,379,590
Mohawk Industries,
   Inc. (a)................     4,900        345,646
                                        ------------
                                           1,725,236
                                        ------------
BASIC INDUSTRIES-0.7%
CHEMICALS-0.3%
E.I. du Pont de Nemours
   & Co. ..................    13,900        637,871
                                        ------------
CONTAINERS-0.0%
Ball Corp. ................     1,100         65,527
                                        ------------
MINING & METALS-0.4%
Alcoa, Inc. ...............    21,000        798,000
                                        ------------
                                           1,501,398
                                        ------------
AEROSPACE &
   DEFENSE-0.6%
AEROSPACE-0.6%
Goodrich Corp. ............    23,700        703,653
Northrop Grumman Corp. ....     6,600        630,960
                                        ------------
                                           1,334,613
                                        ------------
MULTI-INDUSTRY
   COMPANIES-0.5%
Tyco International Ltd. ...    40,600      1,075,900
                                        ------------
Total Common Stocks
   (cost $101,458,207).....              121,954,846
                                        ------------

                                 AllianceBernstein Variable Products Series Fund
================================================================================


                             Principal
                              Amount
Company                        (000)    U.S. $ Value
----------------------------------------------------
U.S. GOVERNMENT &
   GOVERNMENT
   SPONSORED AGENCY
   OBLIGATIONS-21.0%
Federal National
   Mortgage Assoc.
   5.00%, 1/15/07..........   $ 2,000   $  2,136,420
   6.50%, 1/25/19 TBA......     4,000      4,240,000
   6.50%, 1/01/34 TBA......     4,000      4,182,500
   6.625%, 10/15/07........     2,250      2,539,267
U.S. Treasury Bonds
   5.375%, 2/15/31.........       665        693,705
   6.875%, 8/15/25.........       650        795,361
   8.125%, 8/15/21.........        35         47,744
   11.25%, 2/15/15.........     1,000      1,600,860
U.S. Treasury Notes
   3.00%, 11/15/07.........       800        807,126
   3.625%, 5/15/13.........     3,070      2,951,879
   4.00%, 11/15/12.........     3,000      2,972,112
   4.25%, 8/15/13..........       410        410,641
   4.625%, 5/15/06.........     7,125      7,553,618
   5.625%, 5/15/08.........     4,900      5,429,429
   5.75%, 8/15/10..........     1,000      1,121,563
   6.25%, 2/15/07..........     4,600      5,129,004
   6.875%, 5/15/06.........     2,750      3,057,981
   7.50%, 2/15/05..........       600        641,602
                                        ------------
Total U.S. Government &
   Government Sponsored
   Agency Obligations
   (cost $44,415,956)......               46,310,812
                                        ------------
CORPORATE DEBT
   OBLIGATIONS-17.7%
AEROSPACE/
   DEFENSE-0.1%
Northrop Grumman Corp.
   7.125%, 2/15/11.........       225        260,602
                                        ------------
AUTOMOTIVE-1.2%
Ford Motor Credit Co.
   7.875%, 6/15/10.........       100        111,879
General Motors Corp.
   7.20%, 1/15/11..........       250        275,254
   8.375%, 7/15/33.........     1,800      2,095,746
Lear Corp.
   8.11%, 5/15/09..........       200        236,250
                                        ------------
                                           2,719,129
                                        ------------
BANKING-3.2%
Abbey National Capital
   Trust I Plc
   8.963%, 12/29/49........       291        387,775
Barclays Bank Plc
   8.55%, 9/29/49 (b)(c)...        50         61,535
BNP Paribas LLC
   5.125%, 1/15/15 (b).....       300        299,495
Capital One Bank
   6.50%, 6/13/13..........       200        210,053
Citicorp
   6.375%, 11/15/08........       500        553,614
Citigroup, Inc.
   5.625%, 8/27/12.........       250        264,363
   7.25%, 10/01/10.........        50         58,357
Development Bank of
   Singapore
   7.125%, 5/15/11 (b).....       500        574,987
Dresdner Funding Trust I
   8.151%, 6/30/31 (b).....       150        171,729
First Massachusetts Bank
   7.625%, 6/15/11.........       200        234,440
First Union Capital II
   7.95%, 11/15/29.........       150        182,429
First Union National Bank
   7.80%, 8/18/10..........       400        483,231
Fuji JGB Investment pfd Mizuho
   9.87%, 6/30/08 (b)(c)...       500        565,758
HSBC Capital Funding LP
   10.176%, 12/31/99 (b)(c)       560        823,070
HVB Funding Trust I
   8.741%, 6/30/31 (b).....       150        177,465
MBNA America Bank
   7.125%, 11/15/12........       250        286,373
Sanwa Bank Ltd.
   7.40%, 6/15/11..........       200        229,516
Scotland International
   Finance II BV (Netherlands)
   4.25%, 5/23/13 (b)......       250        237,830
UFJ Finance Aruba AEC
   6.75%, 7/15/13..........       200        213,677
US Bancorp
   7.50%, 6/01/26..........       400        473,258
Westpac Banking Corp.
   (Australia)
   4.625%, 6/01/18.........       200        186,797
                                        ------------
                                           6,675,752
                                        ------------
BROADCASTING/
   MEDIA-0.4%
Liberty Media Corp.
   8.25%, 2/01/30..........       250        300,195
News America Holdings, Inc.
   8.25%, 10/17/96.........        60         71,244
Time Warner Entertainment
   Co. LP
   8.375%, 3/15/23.........       375        466,131
Time Warner, Inc.
   7.75%, 6/15/05..........       140        151,128
                                        ------------
                                             988,698
                                        ------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


                             Principal
                              Amount
Company                        (000)    U.S. $ Value
----------------------------------------------------
BUILDING/REAL
   ESTATE-0.3%
Beazer Homes USA, Inc.
   8.375%, 4/15/12.........     $ 100   $    110,750
CRH America, Inc.
   6.95%, 3/15/12..........       250        282,504
EOP Operating LP
   7.875%, 7/15/31.........       200        234,883
   8.375%, 3/15/06.........        35         39,211
Meritage Corp.
   9.75%, 6/01/11..........       100        112,250
                                        ------------
                                             779,598
                                        ------------
CABLE-0.5%
Continental Cablevision, Inc.
   9.00%, 9/01/08..........       300        362,161
EchoStar DBS Corp.
   5.75%, 10/01/08 (b).....       200        203,250
   9.125%, 1/15/09.........       130        146,088
Rogers Cable, Inc. (Canada)
   6.25%, 6/15/13..........       250        253,125
Shaw Communications, Inc.
   (Canada)
   7.20%, 12/15/11.........       200        217,250
                                        ------------
                                           1,181,874
                                        ------------
COMMUNICATIONS-1.5%
British Telecommunications
   Plc (United Kingdom)
   8.375%, 12/15/10........       350        426,602
   8.875%, 12/15/30........       350        459,314
Cox Enterprises, Inc.
   4.375%, 5/01/08 (b).....       250        254,219
KPN NV (Netherlands)
   8.375%, 10/01/30........       500        636,187
Qwest Capital Funding, Inc.
   5.875%, 8/03/04.........       325        327,438
Qwest Services Corp.
   13.50%, 12/15/10 (b)....       259        315,980
Sprint Capital Corp.
   6.875%, 11/15/28........       850        832,372
                                        ------------
                                           3,252,112
                                        ------------
COMMUNICATIONS-
   MOBILE-0.6%
AT&T Wireless Services, Inc.
   7.875%, 3/01/11.........       500        579,543
Mobile Telesystems Finance
   (Luxembourg)
   8.375%, 10/14/10 (b)....       250        256,250
PTC International Finance II
   SA (Luxembourg)
   11.25%, 12/01/09........       250        276,250
TELUS Corp. (Canada)
   7.50%, 6/01/07..........       200        224,033
                                        ------------
                                           1,336,076
                                        ------------
CONGLOMERATE/
   MISCELLANEOUS-0.1%
Cendant Corp.
   6.25%, 1/15/08..........       250        273,000
                                        ------------
CONTAINERS-0.1%
Packaging Corp. of America
   4.375%, 8/01/08.........       200        200,404
                                        ------------
ENERGY-0.5%
Conoco Inc.
   5.90%, 4/15/04..........       150        151,928
Devon Energy Corp.
   7.95%, 4/15/32..........       500        604,775
Union Pacific Resources
   Group, Inc.
   7.30%, 4/15/09..........       150        171,523
XTO Energy, Inc.
   7.50%, 4/15/12..........       100        113,500
                                        ------------
                                           1,041,726
                                        ------------
ENTERTAINMENT/
   LEISURE-0.1%
Six Flags, Inc.
   9.50%, 2/01/09..........       200        210,500
                                        ------------
FINANCIAL-2.6%
American Reinsurance
   7.45%, 12/15/26.........       140        156,421
Cho Hung Bank Co. Ltd.
   (South Korea)
   11.875%, 4/01/10 (b)....        80         89,200
Countrywide Home Loan, Inc.
   4.25%, 12/19/07.........       250        258,068
Ford Motor Credit Co.
   7.00%, 10/01/13.........       200        211,309
   7.375%, 2/01/11.........       650        709,443
General Electric Capital Corp.
   5.00%, 6/15/07..........       500        532,995
   5.875%, 2/15/12.........       500        538,239
Goldman Sachs Group, Inc.
   6.60%, 1/15/12..........       500        559,647
   6.65%, 5/15/09..........       200        226,488
Household Finance Corp.
   5.75%, 1/30/07..........       200        216,373
   6.375%, 10/15/11........       400        441,156
   6.50%, 1/24/06..........        75         81,150
   7.875%, 3/01/07.........       150        171,538
iStar Financial, Inc.
   6.00%, 12/15/10.........       200        205,000
Lehman Brothers Holdings, Inc.
   6.625%, 4/01/04.........       145        146,903
   7.875%, 8/15/10.........       150        179,902
Markel Capital Trust I
   8.71%, 1/01/46..........       200        202,500
Merrill Lynch & Co., Inc.
   6.00%, 2/17/09..........       500        550,266

                                 AllianceBernstein Variable Products Series Fund
================================================================================


                             Principal
                              Amount
Company                        (000)    U.S. $ Value
----------------------------------------------------
Morgan Stanley
   5.625%, 1/20/04.........      $ 75   $     75,131
   7.75%, 6/15/05..........       125        135,723
The Hartford Financial
   Services, Inc.
   6.375%, 11/01/08........       125        138,942
                                        ------------
                                           5,826,394
                                        ------------
FOOD/BEVERAGE-0.4%
Fosters Finance Corp.
   6.875%, 6/15/11 (b).....       200        227,803
Kellogg Co. Cl.B
   6.60%, 4/01/11..........       300        336,699
Kraft Foods, Inc.
   5.25%, 10/01/13.........       300        303,277
Phillip Morris
   7.75%, 1/15/27..........        90         97,377
                                        ------------
                                             965,156
                                        ------------
HEALTHCARE-0.4%
HCA, Inc.
   6.25%, 2/15/13..........       400        410,150
Triad Hospitals, Inc.
   8.75%, 5/01/09..........       280        304,850
UnitedHealth Group, Inc.
   4.875%, 4/01/13.........       250        252,204
                                        ------------
                                             967,204
                                        ------------
INDUSTRIAL-0.6%
Case New Holland, Inc.
   9.25%, 8/01/11 (b)......       100        112,500
CRH America, Inc.
   6.40%, 10/15/33.........       300        307,849
Imperial Tobacco (Netherlands)
   7.125%, 4/01/09.........       170        189,024
Tyco International Group, SA
   6.375%, 10/15/11........       200        214,750
Waste Management, Inc.
   6.375%, 11/15/12........       500        543,645
                                        ------------
                                           1,367,768
                                        ------------
INSURANCE-0.2%
Loews Corp.
   6.75%, 12/15/06.........       100        108,282
Mangrove Bay
   Pass-Through Trust
   6.10%, 7/15/33..........       400        398,308
                                        ------------
                                             506,590
                                        ------------
MUNICIPAL
   OBLIGATION-0.2%
Dallas-Fort Worth Texas
   International Airport Facility
   7.07%, 11/01/24.........       400        434,516
                                        ------------
NON-AIR
   TRANSPORTATION-0.6%
Bombardier Capital, Inc.
   7.50%, 10/17/05 (b).....       125        135,781
CSX Corp.
   6.75%, 3/15/11..........       250        281,841
Union Pacific Corp.
   6.625%, 2/01/29.........       800        865,294
                                        ------------
                                           1,282,916
                                        ------------
PAPER/PACKAGING-0.5%
Abitibi-Consolidated, Inc.
   (Canada)
   8.30%, 8/01/05..........        25         26,465
Domtar, Inc. (Canada)
   7.875%, 10/15/11........       250        295,264
MeadWestvaco Corp.
   6.85%, 4/01/12..........       500        550,863
Owens-Brockway Glass
   8.875%, 2/15/09.........       150        165,188
                                        ------------
                                           1,037,780
                                        ------------
PETROLEUM
   PRODUCTS-0.3%
Amerada Hess Corp.
   7.30%, 8/15/31..........       350        362,499
Canadian Natural Resources Ltd.
   6.70%, 7/15/11..........       300        335,982
                                        ------------
                                             698,481
                                        ------------
PUBLIC UTILITIES -
   ELECTRIC & GAS-1.7%
American Electric Power Co.,
   Inc. Series C
   5.375%, 3/15/10.........       250        262,351
CenterPoint Energy
   Resources Corp.
   7.875%, 4/01/13 (b).....       200        226,799
Dominion Resources Capital
   Trust III
   8.40%, 1/15/31..........       200        239,272
Dominion Resources, Inc.
   8.125%, 6/15/10.........       150        180,211
DPL, Inc.
   8.25%, 3/01/07..........       550        602,249
Elwood Energy LLC
   8.159%, 7/05/26.........       236        245,218
FirstEnergy Corp. Series C
   7.375%, 11/15/31........       500        513,323
FPL Energy Virginia
   7.52%, 6/30/19 (b)......       239        260,675
Nevada Power Co. Series A
   8.25%, 6/01/11..........       200        219,250
NiSource Finance Corp.
   7.875%, 11/15/10........       250        297,753
Progress Energy, Inc.
   7.10%, 3/01/11..........       400        451,419
Xcel Energy, Inc.
   7.00%, 12/01/10.........       175        198,717
Yorkshire Power
   8.25%, 2/15/05 (b)......       150        161,164
                                        ------------
                                           3,858,401
                                        ------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                    AllianceBernstein Variable Products Series Fund
================================================================================


                             Shares or
                             Principal
                              Amount
Company                        (000)    U.S. $ Value
----------------------------------------------------
PUBLIC UTILITIES -
   TELEPHONE-0.8%
New Jersey Bell Telephone
   8.00%, 6/01/22..........     $ 500   $    597,974
Qwest Capital Funding, Inc.
   7.75%, 8/15/06..........        45         46,800
Telecom Italia Capital SA
   (Italy)
   4.00%, 11/15/08 (b).....       250        251,914
Telefonos de Mexico SA de
   CV (Mexico)
   8.25%, 1/26/06..........       250        276,895
Verizon Maryland, Inc.
   6.125%, 3/01/12.........       500        537,836
                                        ------------
                                           1,711,419
                                        ------------
RETAIL-0.1%
J.C. Penney Co., Inc.
   7.60%, 4/01/07..........       100        110,875
                                        ------------
SERVICE-0.1%
Allied Waste North America
   10.00%, 8/01/09.........       150        162,750
                                        ------------
SUPERMARKET/DRUG-0.4%
Delhaize America, Inc.
   7.375%, 4/15/06.........       500        540,000
The Kroger Co.
   5.50%, 2/01/13..........       300        305,669
                                        ------------
                                             845,669
                                        ------------
TECHNOLOGY-0.2%
Computer Sciences Corp.
   5.00%, 2/15/13..........       175        177,356
ON Semiconductor Corp.
   12.00%, 3/15/10.........       200        239,500
                                        ------------
                                             416,856
                                        ------------
Total Corporate Debt
   Obligations
   (cost $35,689,950)......               39,112,246
                                        ------------
PREFERRED STOCK-0.9%
AUTOMOTIVE-0.4%
Delphi Trust I.............    11,000        289,740
Ford Motor Co. Capital
   Trust II................    10,000        558,500
                                        ------------
                                             848,240
                                        ------------
BANKING-0.1%
Royal Bank of Scotland
   Group Plc...............    10,000        245,800
                                        ------------
COMMUNICATIONS-0.1%
Centaur Funding Corp.
   (Cayman Islands) (b)....       200        247,066
                                        ------------
FINANCIAL-0.1%
Sovereign REIT (b).........        90        134,775
                                        ------------
PUBLIC UTILITIES -
   ELECTRIC & GAS-0.2%
DTE Energy Trust I.........    20,000        542,000
                                        ------------
Total Preferred Stock
   (cost $1,837,153).......                2,017,881
                                        ------------
SOVEREIGN DEBT
   OBLIGATIONS-0.4%
Korea Development Bank
   (South Korea)
   5.75%, 9/10/13..........     $ 200        210,575
United Mexican States
   (Mexico)
   6.375%, 1/16/13.........       700        728,000
                                        ------------
Total Sovereign Debt
   Obligations
   (cost $899,720).........                  938,575
                                        ------------
YANKEE BONDS-0.1%
Petronas Capital Ltd.
   7.00%, 5/22/12 (b)
   (cost $149,784).........       150        171,200
                                        ------------
SHORT-TERM
   INVESTMENT-8.2%
TIME DEPOSIT-8.2%
The Bank of New York
   0.56%, 1/02/04
   (cost $18,100,000)......    18,100     18,100,000
                                        ------------
TOTAL
   INVESTMENTS-103.6%
   (cost $202,550,770).....              228,605,560
Other assets less
   liabilities-(3.6%)......               (7,855,216)
                                        ------------
NET ASSETS-100%............             $220,750,344
                                        ============


--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the aggregate market value of these securities amounted to $5,960,445 or 2.7% of net assets.
(c) Variable rate coupon, rate shown as of December 31, 2003.
    Glossary of Terms:
    ADR - American Depository Receipt
    TBA - To Be Assigned-Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
    See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value
      (cost $202,550,770)....................................    $  228,605,560
   Cash......................................................            39,059
   Dividends and interest receivable.........................         1,312,595
   Receivable for investment securities sold.................           144,892
   Receivable for capital stock sold.........................           118,078
                                                                 --------------
   Total assets..............................................       230,220,184
                                                                 --------------
LIABILITIES
   Payable for investment securities purchased...............         9,178,245
   Advisory fee payable......................................           114,402
   Payable for capital stock redeemed........................            76,705
   Distribution fee payable..................................             7,006
   Accrued expenses..........................................            93,482
                                                                 --------------
   Total liabilities.........................................         9,469,840
                                                                 --------------
NET ASSETS...................................................    $  220,750,344
                                                                 ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par.....................................    $       12,434
   Additional paid-in capital................................       209,687,030
   Undistributed net investment income.......................         4,992,100
   Accumulated net realized loss on investment
     transactions............................................       (19,996,010)
   Net unrealized appreciation of investments................        26,054,790
                                                                 --------------
                                                                 $  220,750,344
                                                                 ==============
Class A Shares
   Net assets................................................    $  197,333,840
                                                                 ==============
   Shares of capital stock outstanding.......................        11,110,115
                                                                 ==============
   Net asset value per share.................................    $        17.76
                                                                 ==============
Class B Shares
   Net assets................................................    $   23,416,504
                                                                 ==============
   Shares of capital stock outstanding.......................         1,323,677
                                                                 ==============
   Net asset value per share.................................    $        17.69
                                                                 ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003     AllianceBernstein Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest.................................................................................    $    4,408,749
   Dividends (net of foreign taxes withheld of $7,295)......................................         2,164,691
                                                                                                --------------
   Total investment income..................................................................         6,573,440
                                                                                                --------------
EXPENSES
   Advisory fee.............................................................................         1,211,176
   Distribution fee--Class B................................................................            29,548
   Custodian................................................................................           140,653
   Administrative...........................................................................            75,000
   Audit and legal..........................................................................            58,487
   Printing.................................................................................            30,798
   Directors' fees and expenses.............................................................             1,250
   Transfer agency..........................................................................               947
   Miscellaneous............................................................................            20,354
                                                                                                --------------
   Total expenses...........................................................................         1,568,213
                                                                                                --------------
   Net investment income....................................................................         5,005,227
                                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized loss on investment transactions.............................................          (989,573)
   Net change in unrealized appreciation/depreciation
      of investments........................................................................        30,153,121
                                                                                                --------------
   Net gain on investment transactions......................................................        29,163,548
                                                                                                --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................................    $   34,168,775
                                                                                                ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                 AllianceBernstein Variable Products Series Fund
================================================================================


                                                                              Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2003               2002
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $    5,005,227     $    4,993,728
   Net realized loss on investment transactions.........................           (989,573)       (15,456,926)
   Net change in unrealized appreciation/depreciation of investments....         30,153,121        (10,994,614)
                                                                             --------------     --------------
   Net increase (decrease) in net assets from operations................         34,168,775        (21,457,812)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A............................................................         (4,737,202)        (3,555,334)
     Class B............................................................           (245,968)           (24,488)
   Net realized gain on investment transactions
     Class A............................................................                 -0-        (2,101,896)
     Class B............................................................                 -0-           (14,899)
CAPITAL STOCK TRANSACTIONS
   Net increase.........................................................         16,592,502         17,458,182
                                                                             --------------     --------------
   Total increase (decrease)............................................         45,778,107         (9,696,247)
NET ASSETS
   Beginning of period..................................................        174,972,237        184,668,484
                                                                             --------------     --------------
   End of period (including undistributed net investment income of
     $4,992,100 and $4,970,043, respectively)...........................     $  220,750,344     $  174,972,237
                                                                             ==============     ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies
The AllianceBernstein Total Return Portfolio (the "Portfolio"), formerly Alliance Total Return Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek to achieve a high return through a combination of current income and capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such

                                 AllianceBernstein Variable Products Series Fund
================================================================================

securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums or accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of .625 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2003, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2003. Any expense waivers or reimbursements were accrued daily and paid monthly. For the year ended December 31, 2003, the Portfolio received no such waivers/reimbursements.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

Brokerage commissions paid on investment transactions for the year ended December 31, 2003 amounted to $141,292, none of which was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                                                Purchases            Sales
                                                                            ----------------   ----------------
Investment securities (excluding U.S. government securities)............     $   71,380,116     $   55,602,452
U.S. government securities..............................................         98,614,711         95,087,166

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost........................................................................................    $  203,258,550
                                                                                                --------------
Gross unrealized appreciation...............................................................    $   28,117,287
Gross unrealized depreciation...............................................................        (2,770,277)
                                                                                                --------------
Net unrealized appreciation.................................................................    $   25,347,010
                                                                                                ==============


1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had no securities on loan. For the year ended December 31, 2003, the Portfolio earned fee income of $11,876 which is included in interest income in the accompanying statement of operations.

NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                       ===================================  ===================================
                                                    Shares                                Amount
                                       ===================================  ===================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2003               2002               2003               2002
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold.......................          1,150,300          2,476,767     $   18,599,550     $   40,916,841
Shares issued in reinvestment
   of dividends and distributions.            281,808            352,256          4,737,202          5,657,229
Shares redeemed...................         (1,543,162)        (1,980,636)       (24,808,763)       (31,050,188)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........           (111,054)           848,387     $   (1,472,011)    $   15,523,882
                                       ==============     ==============     ==============     ==============

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

                                      ===================================  ====================================
                                                    Shares                                Amount
                                      ===================================  ====================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2003               2002               2003               2002
                                      ----------------   ----------------   ----------------   ----------------
Class B
Shares sold.......................          1,612,646            180,775     $   26,328,138     $    2,760,763
Shares issued in reinvestment
   of dividends and distributions.             14,676              2,455            245,968             39,387
Shares redeemed...................           (519,958)           (55,871)        (8,509,593)          (865,850)
                                       --------------     --------------     --------------     --------------
Net increase......................          1,107,364            127,359     $   18,064,513     $    1,934,300
                                       ==============     ==============     ==============     ==============


NOTE G: Concentration of Risk
Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                                                  2003             2002
                                                                           ----------------- -----------------
Distributions paid from:
   Ordinary income.......................................................   $    4,983,170   $     4,856,562
   Net long-term capital gains...........................................               -0-          840,055
                                                                            --------------   ---------------
Total taxable distributions..............................................        4,983,170         5,696,617
                                                                            --------------   ---------------
Total distributions paid.................................................   $    4,983,170   $     5,696,617
                                                                            ==============   ===============

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income.............................................................   $     4,992,100
Accumulated capital and other losses......................................................       (19,288,230)(a)
Unrealized appreciation/(depreciation)....................................................        25,347,010(b)
                                                                                             ---------------
Total accumulated earnings/(deficit)......................................................   $    11,050,880
                                                                                             ===============


(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $19,288,230 of which $16,290,423 expires in the year 2010 and $2,997,807 expires in year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, there were no permanent differences.

NOTE J: Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices

                                 AllianceBernstein Variable Products Series Fund
================================================================================

within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 =============================================================
                                                                           Class  A
                                                 =============================================================
                                                                    Year Ended December 31,
                                                 -------------------------------------------------------------
                                                    2003         2002       2001(a)       2000        1999
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period...........    $15.30       $17.65      $18.01       $17.49       $18.06
                                                   ------       ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment income (b)......................       .42          .45         .44          .48          .44
Net realized and unrealized gain (loss) on
   investment transactions.....................      2.47        (2.29)       (.01)        1.63          .70
                                                   ------       ------      ------       ------       ------
Net increase (decrease) in net asset value from
   operations..................................      2.89        (1.84)        .43         2.11         1.14
                                                   ------       ------      ------       ------       ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income...........      (.43)        (.32)       (.28)        (.39)        (.36)
Distributions from net realized gain on investment
   transactions................................        -0-        (.19)       (.42)       (1.20)       (1.35)
Distributions in excess of net realized gain on
   investment transactions.....................        -0-          -0-       (.09)          -0-          -0-
                                                   ------       ------      ------       ------       ------
Total dividends and distributions..............      (.43)        (.51)       (.79)       (1.59)       (1.71)
                                                   ------       ------      ------       ------       ------
Net asset value, end of period.................    $17.76       $15.30      $17.65       $18.01       $17.49
                                                   ======       ======      ======       ======       ======
Total Return
------------
Total investment return based on net
   asset value (c)............................      19.05%      (10.58)%      2.27%       12.52%        6.53%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)......  $197,334     $171,670    $183,098      $90,736      $75,170
Ratio to average net assets of:
   Expenses....................................       .79%         .79%        .78%         .87%         .86%
   Net investment income.......................      2.60%        2.76%       2.50%        2.77%        2.48%
Portfolio turnover rate........................        81%          57%         71%         102%          91%


--------------------------------------------------------------------------------
See footnote summary on page 21.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                          ====================================
                                                                                        Class B
                                                                          ====================================
                                                                                                  October 26,
                                                                                 Year Ended        2001(d) to
                                                                                December 31,      December 31,
                                                                          -----------------------
                                                                             2003         2002       2001(a)
                                                                          ----------- -----------  -----------
Net asset value, beginning of period...................................     $15.27      $17.65        $17.56
                                                                            ------      ------        ------
Income From Investment Operations
---------------------------------
Net investment income (b)..............................................        .36         .39           .06
Net realized and unrealized gain (loss) on investment transactions.....       2.48       (2.27)          .03
                                                                            ------      ------        ------
Net increase (decrease) in net asset value from operations.............       2.84       (1.88)          .09
                                                                            ------      ------        ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income...................................       (.42)       (.31)           -0-
Distributions from net realized gain on investment transactions........         -0-       (.19)           -0-
                                                                            ------      ------        ------
Total dividends and distributions......................................       (.42)       (.50)           -0-
                                                                            ------      ------        ------
Net asset value, end of period.........................................     $17.69      $15.27        $17.65
                                                                            ======      ======        ======
Total Return
------------
Total investment return based on net asset value (c)...................      18.78%     (10.80)%         .51%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)..............................    $23,417      $3,302        $1,570
Ratio to average net assets of:
   Expenses............................................................       1.05%       1.05%         1.00%(e)
   Net investment income...............................................       2.29%       2.51%         1.80%(e)
Portfolio turnover rate................................................         81%         57%           71%


--------------------------------------------------------------------------------
(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.02 and $.02, increase net -realized and unrealized gain (loss) on investments per share by $.02 and $.02, and decrease the ratio of net investment income to average net assets from 2.61% to 2.50% for Class A and from 2.41% to 1.80% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS             AllianceBernstein Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Total Return Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Total Return Portfolio, formerly Alliance Total Return Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Total Return Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young
-----------------

New York, New York
February 4, 2004



TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------
For corporate shareholders, 25% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2003 qualifies for the corporate dividends received deduction.

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
================================================================================


BOARD OF DIRECTORS
William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
Clifford L. Michel (1)
Donald J. Robinson (1)



CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6033
Toll-free 1-(800) 221-5672



--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+, 71      Investment adviser and an independent         116               None
2 Sound View Drive               consultant. He was formerly Senior Manager
Suite 100                        of Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
(14)                             associated since prior to 1999. He was
Chairman of the Board            formerly Deputy Comptroller and Chief
                                 Investment Officer of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

Ruth Block,+, 73                 Formerly Executive Vice President and Chief   96                None
500 SE Mizner Blvd.              Insurance Officer of The Equitable Life
Boca Raton, FL 33432             Assurance Society of the United States;
(12)                             Chairman and Chief Executive Officer of
                                 Evlico; Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty chemicals),
                                 Tandem Financial Group and Donaldson, Lufkin &
                                 Jenrette Securities Corporation; former
                                 Governor at Large National Association of
                                 Securities Dealers, Inc.

David H. Dievler,+, 74           Independent consultant. Until December        100               None
P.O. Box 167                     1994, he was Senior Vice President of
Spring Lake, NJ 07762            Alliance Capital Management Corporation
(14)                             ("ACMC") responsible for mutual fund
                                 administration. Prior to joining ACMC in 1984,
                                 he was Chief Financial Officer of Eberstadt
                                 Asset Management since 1968. Prior to that, he
                                 was a Senior Manager at Price Waterhouse & Co.
                                 Member of American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin,+, 62             Consultant. Formerly President of Save        98                None
P.O. Box 12                      Venice, Inc. (preservation organization)
Annandale, NY 12504              from 2001-2002, Senior Advisor from June
(12)                             1999-June 2000 and President of Historic
                                 Hudson Valley (historic preservation) from
                                 December 1989-May 1999. Previously, Director of
                                 the National Academy of Design and during
                                 1988-1992, Director and Chairman of the Audit
                                 Committee of ACMC.

                                       24

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
================================================================================

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel,+, 64         Senior Counsel of the law firm of Cahill      97          Placer Dome, Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001 and
Gladstone, NJ 07934              a partner of that firm for more than
(12)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company (investments)
                                 and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson,+, 69         Senior Counsel to the law firm of Orrick,     96                None
98 Hell's Peak Road              Herrington & Sutcliffe LLP since prior
Weston, VT 05161                 to 1999. Formerly a senior partner and a
(8)                              member of the Executive Committee of that
                                 firm. He was also a member and Chairman of
                                 the Municipal Securities Rulemaking Board
                                 and a Trustee of the Museum of the City of
                                 New York.


--------------------------------------------------------------------------------
* There is no stated term of office for the Fund's Directors.

+ Member of the Audit Committee and the Nominating Committee.

TOTAL RETURN PORTFOLIO           AllianceBernstein Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*                POSITION(S) HELD                              PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                                 DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                President                             Executive Vice President of Alliance Capital
                                                                       Management Corporation ("ACMC")** since 2001; prior
                                                                       thereto, Chief Executive Officer of Sanford C. Bernstein
                                                                       & Co., LLC and its predecessor since prior to 1999.

Thomas J. Bardong, 58            Vice President                        Senior Vice President of ACMC**, with which he has
                                                                       been associated since prior to 1999.

Frank Caruso, 47(1)              Vice President                        Senior Vice President of Shields/ACMC**, with
                                                                       which he has been associated since prior to 1999.

Paul C. Rissman, 47(1)           Vice President                        Executive Vice President of ACMC**, with
                                                                       which he has been associated since prior to 1999.

Mark R. Manley, 41               Secretary                             Senior Vice President and Acting General Counsel of
                                                                       ACMC**, with which he has been associated since prior
                                                                       to 1999.

Mark D. Gersten, 53              Treasurer and Chief                   Senior Vice President of Alliance Global
                                 Financial Officer                     Investor Services, Inc. ("AGIS")** and
                                                                       Vice President of AllianceBernstein Investment
                                                                       Research and Management, Inc. ("ABIRM")**, with
                                                                       which he has been associated since prior to 1999.

Thomas R. Manley, 52             Controller                            Vice President of ACMC**, with which he has been
                                                                       associated since prior to 1999.


--------------------------------------------------------------------------------
(1) Messrs. Rissman and Caruso are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, AGIS and ABIRM are affiliates of the Fund.

   The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

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


                     (This page left intentionally blank.)

                     (This page left intentionally blank.)

                               ALLIANCEBERNSTEIN
                       ----------------------------------
                               VARIABLE PRODUCTS
                       ----------------------------------
                                  SERIES FUND
                       ----------------------------------
                               ALLIANCEBERNSTEIN
                       ----------------------------------
                            PREMIER GROWTH PORTFOLIO
                       ----------------------------------


ANNUAL REPORT
DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

January 22, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Premier Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth.

INVESTMENT RESULTS
Periods Ended December 31, 2003

                                                      RETURNS
                                      ---------------------------------------
                                        1 YEAR        5 YEARS      10 YEARS
                                      -----------   -----------   -----------
ALLIANCEBERNSTEIN
PREMIER GROWTHPORTFOLIO CLASS A          23.67%        -4.75%        10.35%

RUSSELL 1000 GROWTH INDEX                29.75%        -5.11%         9.21%

S&P 500 STOCK INDEX                      28.67%        -0.57%        11.06%


Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

The unmanaged Russell 1000 Growth Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Premier Growth Portfolio.

For the 12-month period ended December 31, 2003, the Portfolio underperformed the S&P 500 Stock Index and the Russell 1000 Growth Index. The primary source of underperformance was the speculative orientation of the 2003 rally with low quality, smaller capitalization stocks significantly outperforming higher quality, large capitalization stocks that have been the focus of the Portfolio since inception.

The health care sector led the market early in the period, yet the sector pulled back somewhat as the year progressed as investors fled to the attraction of the higher-beta securities. As a result, the Portfolio's overweight position in this sector detracted from performance but was offset by favorable stock selection. Unfavorable stock selection in the financials sector also negatively impacted performance. Consumer discretionary stocks recorded mixed performance on an individual basis. Most retailers experienced difficult sales, particularly in apparel. They cited the conflict in Iraq, joblessness, higher gas prices and tough year-over-year sales comparisons as reasons for the weak figures. Some retailers, however, saw a modest pick-up in the latter half of 2003, leading to speculation that the economy was gaining greater momentum.

Strong stock selection, coupled with an underweight position in the utilities sector, served relative performance well. The positive impact from an underweight in the consumer staples sector was mildly offset by unfavorable stock selection. An overweight position in technology, which was the best-performing sector during the year, served relative performance well, yet unfavorable stock selection more than offset this.

MARKET REVIEW AND INVESTMENT STRATEGY

Hints of progress for the U.S. economy emerged throughout the year, gaining momentum with each consecutive quarter. Encouraging financial results from company reports lifted sales and earnings expectations, propelling the U.S. equity market higher. While technology and consumer discretionary stocks led the year's rally, all sectors of the S&P 500 Stock Index closed the year in positive territory. Geopolitical risk factors have receded as the conflict in Iraq unfolded without extreme military or oil price outcomes being realized, leading to an upswing in consumer confidence, as well as shifting focus towards company reports and economic news.

PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Indications of continued strength in the economy fed the optimistic appetite. The government's release of the gross domestic product, which shot up to an 8.2% annual rate in the third quarter, more than doubled the second quarter's 3.3% gain. This represented the strongest quarterly advance in over 19 years. The market largely looked beyond the unfavorable unemployment figures throughout the year, which inched upward to 6.4% at its peak, but improved at year-end. The U.S. Federal Reserve took down its key interest rate target to 1.0% in an effort to ensure sustainable growth going forward, reducing the risk of deflation. Rising sentiment was additionally fueled during the year by President Bush's signing of a $350 billion package of tax cuts and state aid.

Amid the improving economic front, our focus on building a more aggressive posture to the Portfolio resulted in a continued increase in exposure to companies positioned to serve as the beneficiary of this growing recovery. We continued to shift the Portfolio's positions from less cyclically-sensitive financial names to those focused on capital markets. While maintaining close attention to price, we added opportunistically to select positions in technology to take advantage of the increasing return of IT spending.

PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/93 - 12/31/03


Alliancebernstein Premier Growth Portfolio Class A: $26,777

Russell 1000 Growth Index: $24,129

S&P 500 Index: $28,551


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                       Alliance Premier      Russell 1000         S&P 500
                       Growth Portfolio      Growth Index       Stock Index
-------------------------------------------------------------------------------
       12/31/93            $ 10,000            $ 10,000           $ 10,000
       12/31/94            $  9,704            $ 10,262           $ 10,131
       12/31/95            $ 14,056            $ 14,077           $ 13,934
       12/31/96            $ 17,247            $ 17,332           $ 17,131
       12/31/97            $ 23,087            $ 22,617           $ 22,845
       12/31/98            $ 34,161            $ 31,371           $ 29,378
       12/31/99            $ 45,200            $ 41,773           $ 35,557
       12/31/00            $ 37,707            $ 32,405           $ 32,321
       12/31/01            $ 31,219            $ 25,787           $ 28,482
       12/31/02            $ 21,652            $ 18,597           $ 22,190
       12/31/03            $ 26,777            $ 24,129           $ 28,551


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Premier Growth Portfolio Class A shares (from 12/31/93 to 12/31/03) as compared to the performance of appropriate broad-based indices. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Premier Growth Portfolio.

PREMIER GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Microsoft Corp.                                 $  89,725,320           5.6%
-------------------------------------------------------------------------------
Intel Corp.                                        73,222,800           4.5
-------------------------------------------------------------------------------
Citigroup, Inc.                                    66,577,464           4.1
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                  63,582,181           4.0
-------------------------------------------------------------------------------
Dell, Inc.                                         63,505,200           3.9
-------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                  61,956,477           3.9
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                           61,350,810           3.8
-------------------------------------------------------------------------------
American International Group, Inc.                 55,257,106           3.4
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              54,970,410           3.4
-------------------------------------------------------------------------------
Cisco Systems, Inc.                                53,943,232           3.4
                                                -------------          ----
-------------------------------------------------------------------------------
                                                $ 644,091,000          40.0%
-------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-98.9%
TECHNOLOGY-35.5%
COMMUNICATION EQUIPMENT-6.2%
Cisco Systems, Inc. (a)                             2,220,800    $   53,943,232
Juniper Networks, Inc. (a)                            631,200        11,790,816
Nokia Corp. (ADR) (Finland)                         2,022,700        34,385,900
                                                                 --------------
                                                                    100,119,948
                                                                 --------------
COMPUTER HARDWARE/STORAGE-4.4%
Dell, Inc. (a)                                      1,870,000        63,505,200
EMC Corp. (a)                                         625,900         8,086,628
                                                                 --------------
                                                                     71,591,828
                                                                 --------------
INTERNET INFRASTRUCTURE-3.2%
eBay, Inc. (a)                                        793,100        51,226,329
                                                                 --------------
INTERNET MEDIA-1.8%
Yahoo!, Inc. (a)                                      628,900        28,407,413
                                                                 --------------
SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.5%
Applied Materials, Inc. (a)                           355,000         7,969,750
                                                                 --------------
SEMI-CONDUCTOR COMPONENTS-8.6%
Broadcom Corp. Cl. A (a)                              652,700        22,250,543
Intel Corp.                                         2,274,000        73,222,800
Maxim Integrated Products, Inc.                       480,700        23,938,860
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR) (Taiwan) (a)                                1,625,108        16,641,106
Texas Instruments, Inc.                                94,700         2,782,286
                                                                 --------------
                                                                    138,835,595
                                                                 --------------
SOFTWARE-10.8%
Electronic Arts, Inc. (a)                             818,100        39,088,818
Intuit, Inc. (a)                                      434,100        22,968,231
Microsoft Corp.                                     3,258,000        89,725,320
VERITAS Software Corp. (a)                            584,400        21,716,304
                                                                 --------------
                                                                    173,498,673
                                                                 --------------
                                                                    571,649,536
                                                                 --------------
FINANCE-20.4%
BROKERAGE & MONEY MANAGEMENT-5.0%
The Goldman Sachs Group, Inc.                         218,300        21,552,759
Merrill Lynch & Co., Inc.                             468,000        27,448,200
Morgan Stanley                                        536,300        31,035,681
                                                                 --------------
                                                                     80,036,640
                                                                 --------------
INSURANCE-6.0%
American International Group, Inc.                    833,692        55,257,106
Progressive Corp.                                     491,800        41,109,562
                                                                 --------------
                                                                     96,366,668
                                                                 --------------
MORTGAGE BANKING-2.4%
Fannie Mae                                            519,000        38,956,140
                                                                 --------------
MISCELLANEOUS-7.0%
Citigroup, Inc.                                     1,371,600        66,577,464
MBNA Corp.                                          1,880,100        46,720,485
                                                                 --------------
                                                                    113,297,949
                                                                 --------------
                                                                    328,657,397
                                                                 --------------
CONSUMER SERVICES-19.5%
BROADCASTING & CABLE-8.5%
Clear Channel Communications, Inc.                    636,200        29,793,246
Comcast Corp. Special Cl.A (a)                      1,365,700        42,719,096
The E.W. Scripps Co. Cl.A                              32,500         3,059,550
Viacom, Inc. Cl.B                                   1,396,045        61,956,477
                                                                 --------------
                                                                    137,528,369
                                                                 --------------
PRINTING & PUBLISHING-0.2%
Gannett Co., Inc.                                      29,700         2,648,052
                                                                 --------------
RETAIL - GENERAL MERCHANDISE-10.8%
Bed Bath & Beyond, Inc. (a)                           667,300        28,927,455
Family Dollar Stores, Inc.                            125,100         4,488,588
Lowe's Cos., Inc.                                   1,147,900        63,582,181
Target Corp.                                          567,700        21,799,680
Wal-Mart Stores, Inc.                               1,036,200        54,970,410
                                                                 --------------
                                                                    173,768,314
                                                                 --------------
                                                                    313,944,735
                                                                 --------------
HEALTHCARE-16.4%
BIOTECHNOLOGY-3.3%
Amgen, Inc. (a)                                       745,300        46,059,540
Gilead Sciences, Inc. (a)                             133,100         7,738,434
                                                                 --------------
                                                                     53,797,974
                                                                 --------------
DRUGS-4.0%
Pfizer, Inc.                                        1,143,600        40,403,388
Teva Pharmaceutical Industries Ltd.
  (ADR) (Israel)                                      433,800        24,600,798
                                                                 --------------
                                                                     65,004,186
                                                                 --------------
MEDICAL PRODUCTS-5.3%
Alcon, Inc. (Switzerland)                             195,800        11,853,732
Medtronic, Inc.                                       909,100        44,191,351
St. Jude Medical, Inc. (a)                            171,100        10,496,985
Stryker Corp.                                          39,900         3,391,899
Zimmer Holdings, Inc. (a)                             212,800        14,981,120
                                                                 --------------
                                                                     84,915,087
                                                                 --------------
MEDICAL SERVICES-3.8%
UnitedHealth Group, Inc.                            1,054,500        61,350,810
                                                                 --------------
                                                                    265,068,057
                                                                 --------------

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
CONSUMER STAPLES-4.3%
BEVERAGES-0.8%
Anheuser-Busch Cos., Inc.                             246,100    $   12,964,548
                                                                 --------------
COSMETICS-1.0%
Avon Products, Inc.                                   231,300        15,610,437
                                                                 --------------
HOUSEHOLD PRODUCTS-1.5%
Colgate-Palmolive Co.                                 180,300         9,024,015
The Procter & Gamble Co.                              157,700        15,751,076
                                                                 --------------
                                                                     24,775,091
                                                                 --------------
RETAIL - FOOD & DRUG-1.0%
Walgreen Co.                                          447,100        16,265,498
                                                                 --------------
                                                                     69,615,574
                                                                 --------------
CAPITAL GOODS-2.8%
MISCELLANEOUS-2.8%
General Electric Co.                                1,395,700        43,238,786
United Technologies Corp.                              20,600         1,952,262
                                                                 --------------
                                                                     45,191,048
                                                                 --------------
Total Common Stocks
  (cost $1,310,802,539)                                           1,594,126,347
                                                                 --------------


                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.5%
TIME DEPOSIT-1.5%
The Bank of New York
  0.56%, 1/02/04
  (cost $24,000,000)                                 $ 24,000    $   24,000,000
                                                                 --------------
TOTAL INVESTMENTS-100.4%
  (cost $1,334,802,539)                                           1,618,126,347
Other assets less liabilities-(0.4%)                                 (6,427,223)
                                                                 --------------
NET ASSETS-100%                                                  $1,611,699,124
                                                                 ==============

--------------------------------------------------------------------------------
(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value
    (cost $1,334,802,539)                                       $ 1,618,126,347
  Cash                                                                  101,872
  Receivable for investment securities sold                           2,691,591
  Dividends and interest receivable                                     799,322
  Receivable for capital stock sold                                     705,327
                                                                ---------------
  Total assets                                                    1,622,424,459
                                                                ---------------
LIABILITIES
  Payable for investment securities purchased                         8,473,125
  Advisory fee payable                                                1,203,575
  Payable for capital stock redeemed                                    502,117
  Distribution fee payable                                              142,950
  Accrued expenses                                                      403,568
                                                                ---------------
  Total liabilities                                                  10,725,335
                                                                ---------------
NET ASSETS                                                      $ 1,611,699,124
                                                                ===============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $        75,052
  Additional paid-in capital                                      2,240,802,362
  Accumulated net realized loss on investment
    transactions                                                   (912,502,098)
  Net unrealized appreciation of investments                        283,323,808
                                                                ---------------
                                                                $ 1,611,699,124
                                                                ===============
CLASS A SHARES
  Net assets                                                    $   917,935,039
                                                                ===============
  Shares of capital stock outstanding                                42,530,422
                                                                ===============
  Net asset value per share                                     $         21.58
                                                                ===============
CLASS B SHARES
  Net assets                                                    $   693,764,085
                                                                ===============
  Shares of capital stock outstanding                                32,522,102
                                                                ===============
  Net asset value per share                                     $         21.33
                                                                ===============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $107,027 )          $  11,497,701
  Interest                                                              149,291
                                                                  -------------
  Total investment income                                            11,646,992
                                                                  -------------
EXPENSES
  Advisory fee                                                       14,586,714
  Distribution fee -- Class B                                         1,454,738
  Printing                                                              258,950
  Custodian                                                             219,653
  Audit and legal                                                       110,507
  Administrative                                                         75,000
  Directors' fees and expenses                                            1,185
  Transfer agency                                                           947
  Miscellaneous                                                          73,954
                                                                  -------------
  Total expenses                                                     16,781,648
  Less: expenses waived and reimbursed (SeeNote B)                     (133,731)
                                                                  -------------
  Net expenses                                                       16,647,917
                                                                  -------------
  Net investment loss                                                (5,000,925)
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
  Net realized loss on investment transactions                      (79,811,980)
  Net change in unrealized appreciation/depreciation
    of investments                                                  393,353,656
                                                                  -------------
  Net gain on investment transactions                               313,541,676
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 308,540,751
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                     2003             2002
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                           $   (5,000,925)  $   (8,124,318)
  Net realized loss on investment
    transactions                                   (79,811,980)    (466,319,467)
  Net change in unrealized appreciation/
    depreciation of investments                    393,353,656     (179,559,420)
                                                --------------   --------------
  Net increase (decrease) in net assets
    from operations                                308,540,751     (654,003,205)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (59,908,719)    (141,770,338)
                                                --------------   --------------
  Total increase (decrease)                        248,632,032     (795,773,543)

NET ASSETS
  Beginning of period                            1,363,067,092    2,158,840,635
                                                --------------   --------------
  End of period                                 $1,611,699,124   $1,363,067,092
                                                ==============   ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Premier Growth Portfolio (the "Portfolio"), formerly Alliance Premier Growth Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolio's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly. For the year ended December 31, 2003 the Adviser waived fees in the amount of $133,731.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

Brokerage commissions paid on investment transactions for the year ended December 31, 2003, amounted to $4,045,107, of which $188,480 was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                   PURCHASES         SALES
                                                ==============   ==============
Investment securities
  (excluding U.S. government securities)        $1,093,093,807   $1,137,402,847
U.S. government securities                          50,650,761       73,715,148


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $1,364,250,719
                                                                 ==============
Gross unrealized appreciation                                    $  268,005,932
Gross unrealized depreciation                                       (14,130,304)
                                                                 --------------
Net unrealized appreciation                                      $  253,875,628
                                                                 ==============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had no securities on loan. For the year ended December 31, 2003, the Portfolio earned fee income of $60,451 which is included in interest income in the accompanying statement of operations.

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003          2002           2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,261,503     2,459,924   $  24,349,408   $  51,731,375
Shares redeemed       (8,537,343)  (15,703,442)   (160,817,203)   (315,011,856)
                     -----------   -----------   -------------   -------------
Net decrease          (7,275,840)  (13,243,518)  $(136,467,795)  $(263,280,481)
                     ===========   ===========   =============   =============

CLASS B
Shares sold            8,653,586    11,008,978   $ 164,814,247   $ 225,136,945
Shares redeemed       (4,698,475)   (5,335,326)    (88,255,171)   (103,626,802)
                     -----------   -----------   -------------   -------------
Net increase           3,955,111     5,673,652   $  76,559,076   $ 121,510,143
                     ===========   ===========   =============   =============

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE G: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(883,053,918)(a)
Unrealized appreciation/(depreciation)                          253,875,628(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $(629,178,290)
                                                              =============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $883,053,918 of which $237,722,331 will expire in the year 2009,
    $478,225,244 will expire in the year 2010 and $167,106,343 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net decrease in net investment loss and a corresponding decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

PREMIER GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.45       $25.16       $32.05       $40.45       $31.03
                                              ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.05)(b)     (.08)        (.06)        (.11)        (.09)
Net realized and unrealized gain
  (loss) on investment transactions             4.18        (7.63)       (5.31)       (6.18)        9.98
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net
  asset value from operations                   4.13        (7.71)       (5.37)       (6.29)        9.89
                                              ------       ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-          -0-          -0-          -0-
Distributions from net realized
  gain on investment transactions                 -0-          -0-       (1.38)       (2.11)        (.47)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-        (.14)          -0-          -0-
                                              ------       ------       ------       ------       ------
Total dividends and distributions                 -0-          -0-       (1.52)       (2.11)        (.47)
                                              ------       ------       ------       ------       ------
Net asset value, end of period                $21.58       $17.45       $25.16       $32.05       $40.45
                                              ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (c)                          23.67%      (30.64)%     (17.21)%     (16.58)%      32.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $917,935     $869,130   $1,586,575   $2,148,332   $2,345,563
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.04%        1.05%        1.04%        1.04%        1.05%
  Expenses, before waivers and
    reimbursements                              1.05%        1.05%        1.04%        1.04%        1.05%
  Net investment loss                           (.24)%(b)    (.41)%       (.21)%       (.29)%       (.27)%
Portfolio turnover rate                           79%         109%          49%          41%          26%


--------------------------------------------------------------------------------
See footnote summary on page 17.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                                              JULY 14, 1999(d)
                                                           YEAR ENDED DECEMBER 31,                   TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.29       $25.00       $31.93       $40.40       $35.72
                                              ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.09)(b)     (.13)        (.12)        (.18)        (.07)
Net realized and unrealized gain
  (loss) on investment transactions             4.13        (7.58)       (5.29)       (6.18)        4.75
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net asset
  value from operations                         4.04        (7.71)       (5.41)       (6.36)        4.68
                                              ------       ------       ------       ------       ------
LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-       (1.38)       (2.11)          -0-
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-        (.14)          -0-          -0-
                                              ------       ------       ------       ------       ------
Total distributions                               -0-          -0-       (1.52)       (2.11)          -0-
                                              ------       ------       ------       ------       ------
Net asset value, end of period                $21.33       $17.29       $25.00       $31.93       $40.40
                                              ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (c)                          23.37%      (30.84)%     (17.40)%     (16.78)%      13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $693,764     $493,937     $572,266     $336,104      $27,124
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursement                               1.29%        1.31%        1.29%        1.30%        1.29%(e)
  Expenses, before waivers and
    reimbursements                              1.30%        1.31%        1.29%        1.30%        1.29%(e)
  Net investment loss                           (.49)%(b)    (.64)%       (.47)%       (.51)%       (.53)%(e)
Portfolio turnover rate                           79%         109%          49%          41%          26%


--------------------------------------------------------------------------------
(a) Based on average shares outstanding.

(b) Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Commencement of distribution.

(e) Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Premier Growth Portfolio, formerly Alliance Premier Growth Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.

Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Premier Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4, 2004

PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS
WILLIAM H. FOULK, JR. (1), CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN
THE BANK OF NEW YORK
ONE WALL STREET
New York, NY 10286

DISTRIBUTOR
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                      PORTFOLIOS
                                                                                        IN FUND           OTHER
NAME, AGE OF DIRECTOR,                      PRINCIPAL                                   COMPLEX        DIRECTORSHIP
       ADDRESS,                           OCCUPATION(S)                               OVERSEEN BY        HELD BY
(YEARS OF SERVICE*)                     DURING PAST 5 YEARS                             DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71        Investment adviser and an independent                   116             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered invest-
Greenwich, CT 06830                ment adviser, with which he had been associ-
(14)                               ated since prior to 1999. He was formerly
Chairman of the Board              Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block,#, 73                   Formerly Executive Vice President and                    96             None
500 SE Mizner Blvd.                Chief Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States; Chair-
(12)                               man and Chief Executive Officer of Evlico;
                                   Director of Avon, BP (oil and gas), Ecolab
                                   Incorporated (specialty chemicals), Tandem
                                   Financial Group and Donaldson, Lufkin &
                                   Jenrette Securities Corporation; former
                                   Governor at Large National Association
                                   of Securities Dealers, Inc.

David H. Dievler,#, 74             Independent consultant. Until December                  100             None
P.O. Box 167                       1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762              Capital Management Corporation ("ACMC")
(14)                               responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset Manage-
                                   ment since 1968. Prior to that, he was a Senior
                                   Manager at Price Waterhouse & Co.  Member
                                   of American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin,#, 62               Consultant. Formerly President of Save                   98             None
P.O. Box 12                        Venice, Inc. (preservation organization)
Annandale, NY 12504                from 2001-2002, Senior Advisor from
(12)                               June 1999-June 2000 and President
                                   of Historic Hudson Valley (historic
                                   preservation) from December 1989-
                                   May 1999. Previously, Director of the
                                   National Academy of Design and during
                                   1988-1992, Director and Chairman
                                   of the Audit Committee of ACMC.


PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                                      PORTFOLIOS
                                                                                        IN FUND           OTHER
NAME, AGE OF DIRECTOR,                      PRINCIPAL                                   COMPLEX        DIRECTORSHIP
       ADDRESS,                           OCCUPATION(S)                               OVERSEEN BY        HELD BY
(YEARS OF SERVICE*)                     DURING PAST 5 YEARS                             DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

Clifford L. Michel,+, 64           Senior Counsel of the law firm of Cahill                 97        Placer Dome, Inc.
15 St. Bernard's Road              Gordon & Reindel since February 2001
Gladstone, NJ 07934                and a partner of that firm for more than
(12)                               twenty-five years prior thereto. He is
                                   President and Chief Executive Officer
                                   of Wenonah Development Company
                                   (investments) and a Director of Placer
                                   Dome, Inc. (mining).

Donald J. Robinson,+, 69           Senior Counsel to the law firm of Orrick,                96             None
98 Hell's Peak Road                Herrington & Sutcliffe LLP since prior
Weston, VT 05161                   to 1999. Formerly a senior partner and a
(8)                                member of the Executive Committee of
                                   that firm. He was also a member and
                                   Chairman of the Municipal Securities
                                   Rulemaking Board and a Trustee of the
                                   Museum of the City of New York.



--------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

+  Member of the Audit Committee and the Nominating Committee.

PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.



  NAME, ADDRESS*                    POSITION(S) HELD                        PRINCIPAL OCCUPATION
     AND AGE                           WITH FUND                            DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------------------

Marc o. Mayer, 46                   President                       Executive Vice President Of Alliance Capital
                                                                    Management Corporation ("ACMC")** since 2001; prior
                                                                    thereto, Chief Executive Officer of Sanford C. Bernstein
                                                                    & Co., LLC and its predecessor since prior to 1999.

Thomas J. Bardong, 58               Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Thomas Kamp, 42(1)                  Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Daniel Nordby, 59                   Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since 1999.

Michael J. Reilly, 39               Vice President                  Senior Vice President of ACMC** with which he has
                                                                    been associated since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General Counsel of
                                                                    ACMC**, with which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global Investor
                                    Financial Officer               Services, Inc. ("AGIS")** and Vice President of
                                                                    AllianceBernstein Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with which he has
                                                                    been associated since prior to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has been
                                                                    associated since prior to 1999.



(1) Mr. Kamp is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

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

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

GROWTH & INCOME PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS

February 9, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth & Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

INVESTMENT RESULTS
Periods Ended December 31, 2003

                                                      RETURNS
                                      ---------------------------------------
                                        1 YEAR        5 YEARS      10 YEARS
                                      -----------   -----------   -----------
ALLIANCEBERNSTEIN
GROWTH & INCOME PORTFOLIO CLASS A        32.50%         5.62%        13.14%

RUSSELL 1000 VALUE INDEX                 30.03%         3.56%        11.88%


Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Growth & Income Portfolio.

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the 12-month period ended December 31, 2003 due to strong stock selection. Additionally, long-term performance was quite strong versus our benchmark. For the five-year and 10-year periods ended December 31, 2003, the Portfolio returned 5.62% and 13.14%, respectively, versus 3.56% and 11.88%, respectively for the benchmark.

Relative to the Russell 1000 Value Index, the Portfolio was overweighted primarily in the health care and technology sectors, and underweighted in the utilities sector during the 12-month period under review. The Portfolio's technology overweight and utilities underweight contributed to the Portfolio's relative outperformance versus its benchmark. However, good stock selection within the health care sector couldn't offset the negative impact of its sector overweight.

MARKET REVIEW AND INVESTMENT STRATEGY

Stocks finished 2003 strongly as prospects for global economic and corporate profits recovery improved throughout the year. Equity market leaders during 2003 were generally smaller companies in economically sensitive businesses. As the economy improved, equity investments in industries most closely tied to the economy generally performed best. Against this backdrop, the opportunity for value investments shifted during the year away from such companies and into less economically sensitive, global franchise companies. As the global recovery strengthens, the language and policy of central bankers is likely to shift away from its currently accommodating stance to something more neutral.

GROWTH & INCOME PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/93-12/31/03


AllianceBernstein Growth & Income Portfolio Class A: $34,361

Russell 1000 Value Index: $30,722


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                            AllianceBernstein
                             Growth & Income             Russell 1000
                            Portfolio Class A             Value Index
-------------------------------------------------------------------------------
       12/31/93                 $ 10,000                   $ 10,000
       12/31/94                 $  9,965                   $  9,802
       12/31/95                 $ 13,528                   $ 13,562
       12/31/96                 $ 16,786                   $ 16,497
       12/31/97                 $ 21,620                   $ 22,302
       12/31/98                 $ 26,136                   $ 25,787
       12/31/99                 $ 29,108                   $ 27,682
       12/31/00                 $ 33,150                   $ 29,624
       12/31/01                 $ 33,268                   $ 27,968
       12/31/02                 $ 25,932                   $ 23,627
       12/31/03                 $ 34,361                   $ 30,722


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Portfolio Class A shares (from 12/31/93 to 12/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Growth & Income Portfolio.

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Citigroup, Inc.                                 $  97,080,000           4.3%
-------------------------------------------------------------------------------
American International Group, Inc.                 92,792,000           4.1
-------------------------------------------------------------------------------
UNION PACIFIC CORP.                                80,944,200           3.6
-------------------------------------------------------------------------------
Bank One Corp.                                     79,782,500           3.5
-------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            73,460,000           3.2
-------------------------------------------------------------------------------
Bank of America Corp.                              72,387,000           3.2
-------------------------------------------------------------------------------
Viacom, Inc. Cl. B                                 72,117,500           3.2
-------------------------------------------------------------------------------
Pfizer, Inc.                                       70,660,000           3.1
-------------------------------------------------------------------------------
ConocoPhillips                                     55,734,500           2.4
-------------------------------------------------------------------------------
Altria Group, Inc.                                 54,420,000           2.4
                                                -------------          ----
-------------------------------------------------------------------------------
                                                $ 749,377,700          33.0%
-------------------------------------------------------------------------------

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-96.9%
FINANCE-28.3%
BANKING - MONEY CENTER-3.2%
JP Morgan Chase & Co.                               2,000,000    $   73,460,000
                                                                 --------------
BANKING - REGIONAL-6.9%
Bank of America Corp.                                 900,000        72,387,000
Bank One Corp.                                      1,750,000        79,782,500
Commerce Bancorp, Inc.                                100,000         5,268,000
                                                                 --------------
                                                                    157,437,500
                                                                 --------------
BROKERAGE & MONEY MANAGEMENT-2.3%
MERRILL LYNCH & CO., INC.                             285,000        16,715,250
Morgan Stanley                                        595,000        34,432,650
                                                                 --------------
                                                                     51,147,900
                                                                 --------------
INSURANCE-8.1%
ACE Ltd. (Cayman Islands)                           1,000,000        41,420,000
Allstate Corp.                                        600,000        25,812,000
American International Group, Inc.                  1,400,000        92,792,000
Axis Capital Holdings Ltd. (Bermuda)                  152,700         4,471,056
Metlife, Inc.                                         600,000        20,202,000
                                                                 --------------
                                                                    184,697,056
                                                                 --------------
MORTGAGE BANKING-2.0%
Fannie Mae                                            600,000        45,036,000
                                                                 --------------
MISCELLANEOUS-5.8%
Citigroup, Inc.                                     2,000,000        97,080,000
MBNA Corp.                                          1,427,100        35,463,435
                                                                 --------------
                                                                    132,543,435
                                                                 --------------
                                                                    644,321,891
                                                                 --------------
HEALTHCARE-15.2%
BIOTECHNOLOGY-1.6%
Applera Corp.-Applied Biosystems Group                585,700        12,129,847
Cephalon, Inc. (a)                                    109,200         5,286,372
MedImmune, Inc. (a)                                   750,000        19,050,000
                                                                 --------------
                                                                     36,466,219
                                                                 --------------
DRUGS-5.1%
Pfizer, Inc.                                        2,000,000        70,660,000
Wyeth                                               1,050,000        44,572,500
                                                                 --------------
                                                                    115,232,500
                                                                 --------------
MEDICAL PRODUCTS-1.5%
Alcon, Inc. (Switzerland)                             250,000        15,135,000
Johnson & Johnson                                     385,000        19,889,100
                                                                 --------------
                                                                     35,024,100
                                                                 --------------
MEDICAL SERVICES-7.0%
Anthem, Inc. (a)                                      500,000        37,500,000
HCA, Inc.                                           1,000,000        42,960,000
Health Management Associates, Inc. Cl. A              504,300        12,103,200
Tenet Healthcare Corp. (a)                          1,200,000        19,260,000
WellPoint Health Networks, Inc. (a)                   500,000        48,495,000
                                                                 --------------
                                                                    160,318,200
                                                                 --------------
                                                                    347,041,019
                                                                 --------------
CONSUMER SERVICES-11.8%
BROADCASTING & CABLE-8.6%
Clear Channel Communications, Inc.                    475,000        22,244,250
Comcast Corp. Cl.A (a)                              1,250,000        41,087,500
Comcast Corp. Special Cl. A (a)                       500,000        15,640,000
Time Warner, Inc. (a)                               1,250,000        22,487,500
Viacom, Inc. Cl.B                                   1,625,000        72,117,500
Westwood One, Inc. (a)                                650,000        22,236,500
                                                                 --------------
                                                                    195,813,250
                                                                 --------------
ENTERTAINMENT & LEISURE-2.2%
Carnival Corp. (Panama)                               285,000        11,323,050
Harley-Davidson, Inc.                                 750,000        35,647,500
Royal Caribbean Cruises Ltd. (Liberia)                104,500         3,635,555
                                                                 --------------
                                                                     50,606,105
                                                                 --------------
RETAIL - GENERAL MERCHANDISE-1.0%
Home Depot, Inc.                                      600,000        21,294,000
                                                                 --------------
                                                                    267,713,355
                                                                 --------------
CONSUMER STAPLES-10.8%
BEVERAGES-1.7%
Anheuser-Busch Cos., Inc.                             750,000        39,510,000
                                                                 --------------
COSMETICS-1.6%
Avon Products, Inc.                                   425,000        28,683,250
International Flavors & Fragrances, Inc.              193,300         6,750,036
                                                                 --------------
                                                                     35,433,286
                                                                 --------------
FOOD-0.7%
Dean Foods Co.                                        500,000        16,435,000
                                                                 --------------
HOUSEHOLD PRODUCTS-3.4%
Colgate-Palmolive Co.                                 750,000        37,537,500
The Procter & Gamble Co.                              400,000        39,952,000
                                                                 --------------
                                                                     77,489,500
                                                                 --------------

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
TOBACCO-3.4%
Altria Group, Inc.                                  1,000,000    $   54,420,000
Loews Corp.- Carolina Group                           900,000        22,716,000
                                                                 --------------
                                                                     77,136,000
                                                                 --------------
                                                                    246,003,786
                                                                 --------------
ENERGY-10.8%
DOMESTIC INTEGRATED-0.6%
Occidental Petroleum Corp.                            350,000        14,784,000
                                                                 --------------
DOMESTIC PRODUCERS-2.7%
Devon Energy Corp.                                    250,000        14,315,000
Kerr-McGee Corp.                                      800,000        37,192,000
Noble Energy, Inc.                                    200,000         8,886,000
                                                                 --------------
                                                                     60,393,000
                                                                 --------------
INTERNATIONAL-2.6%
BP Plc (ADR) (United Kingdom)                         750,000        37,012,500
EXXON MOBIL CORP.                                     515,000        21,115,000
                                                                 --------------
                                                                     58,127,500
                                                                 --------------
OIL SERVICE-2.5%
Baker Hughes, Inc.                                    419,700        13,497,552
Nabors Industries Ltd. (Bermuda) (a)                  550,000        22,825,000
Noble Corp. (Cayman Islands) (a)                      321,200        11,492,536
Weatherford International Ltd. (Bermuda) (a)          253,870         9,139,320
                                                                 --------------
                                                                     56,954,408
                                                                 --------------
MISCELLANEOUS-2.4%
ConocoPhillips                                        850,000        55,734,500
                                                                 --------------
                                                                    245,993,408
                                                                 --------------
UTILITIES-6.6%
ELECTRIC & GAS UTILITY-2.0%
Edison International                                   94,700         2,076,771
Entergy Corp.                                         350,000        19,995,500
Exelon Corp.                                          100,000         6,636,000
PPL Corp.                                             400,000        17,500,000
                                                                 --------------
                                                                     46,208,271
                                                                 --------------
TELEPHONE UTILITY-4.6%
BellSouth Corp.                                       650,000        18,395,000
SBC Communications, Inc.                              850,000        22,159,500
Sprint Corp.- FON Group                             1,350,000        22,167,000
Verizon Communications, Inc.                        1,150,000        40,342,000
                                                                 --------------
                                                                    103,063,500
                                                                 --------------
                                                                    149,271,771
                                                                 --------------
TRANSPORTATION-5.5%
RAILROADS-5.5%
Burlington Northern Santa Fe Corp.                  1,350,000        43,672,500
Union Pacific Corp.                                 1,165,000        80,944,200
                                                                 --------------
                                                                    124,616,700
                                                                 --------------
TECHNOLOGY-4.3%
COMMUNICATION EQUIPMENT-0.3%
Juniper Networks, Inc. (a)                            400,000         7,472,000
                                                                 --------------
COMPUTER HARDWARE/STORAGE-0.5%
Hewlett-Packard Co.                                   500,000        11,485,000
                                                                 --------------
COMPUTER SERVICES-1.5%
First Data Corp.                                      850,000        34,926,500
                                                                 --------------
SOFTWARE-2.0%
Microsoft Corp.                                     1,600,000        44,064,000
                                                                 --------------
                                                                     97,947,500
                                                                 --------------
CAPITAL GOODS-1.5%
ELECTRICAL EQUIPMENT-0.8%
Johnson Controls, Inc.                                150,000        17,418,000
                                                                 --------------
MISCELLANEOUS-0.7%
United Technologies Corp.                             175,000        16,584,750
                                                                 --------------
                                                                     34,002,750
                                                                 --------------
CONSUMER MANUFACTURING-0.9%
BUILDINGS RELATED-0.9%
American Standard Cos., Inc. (a)                      200,000        20,140,000
                                                                 --------------
AEROSPACE & DEFENSE-0.7%
AEROSPACE-0.7%
Northrop Grumman Corp.                                175,000        16,730,000
                                                                 --------------
BASIC INDUSTRY-0.5%
MINING & METALS-0.5%
Alcoa, Inc.                                           200,000         7,600,000
Ashland, Inc.                                          75,000         3,304,500
                                                                 --------------
                                                                     10,904,500
                                                                 --------------
Total Common Stocks
  (cost $1,877,087,527)                                           2,204,686,680
                                                                 --------------

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.3%
TIME DEPOSIT-3.3%
The Bank of New York
  0.56%, 1/02/04
  (cost $76,000,000)                                 $ 76,000    $   76,000,000
                                                                 --------------

TOTAL INVESTMENTS-100.2%
  (cost $1,953,087,527)                                          $2,280,686,680
Other assets less liabilities-(0.2%)                                 (5,342,198)
                                                                 --------------
NET ASSETS-100%                                                  $2,275,344,482
                                                                 ==============

--------------------------------------------------------------------------------
(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,953,087,527)     $ 2,280,686,680
  Cash                                                                  679,416
  Dividends and interest receivable                                   3,108,623
  Receivable for investment securities sold                           2,286,376
  Receivable for capital stock sold                                   1,136,875
                                                                ---------------
  Total assets                                                    2,287,897,970
                                                                ---------------
LIABILITIES
  Payable for capital stock redeemed                                  7,152,971
  Payable for securities purchased                                    3,629,768
  Advisory fee payable                                                1,165,833
  Distribution fee payable                                              354,992
  Accrued expenses                                                      249,924
                                                                ---------------
  Total liabilities                                                  12,553,488
                                                                ---------------
NET ASSETS                                                      $ 2,275,344,482
                                                                ===============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $       105,001
  Additional paid-in capital                                      2,199,801,063
  Undistributed net investment income                                19,059,915
  Accumulated net realized loss on investment transactions         (271,220,650)
  Net unrealized appreciation of investments                        327,599,153
                                                                ---------------
                                                                $ 2,275,344,482
                                                                ===============
CLASS A SHARES
  Net assets                                                    $   603,673,356
                                                                ===============
  Shares of capital stock outstanding                                27,693,533
                                                                ===============
  Net asset value per share                                     $         21.80
                                                                ===============
CLASS B SHARES
  Net assets                                                    $ 1,671,671,126
                                                                ===============
  Shares of capital stock outstanding                                77,307,668
                                                                ===============
  Net asset value per share                                     $         21.62
                                                                ===============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $125,596)           $  33,916,670
  Interest                                                              387,916
                                                                  -------------
  Total investment income                                            34,304,586
                                                                  -------------
EXPENSES
  Advisory fee                                                       11,253,144
  Distribution fee -- Class B                                         3,232,624
  Custodian                                                             219,547
  Printing                                                              163,772
  Administrative                                                         75,000
  Audit and legal                                                        67,023
  Directors' fees and expenses                                            1,285
  Transfer agency                                                           947
  Miscellaneous                                                          99,229
                                                                  -------------
  Total expenses                                                     15,112,571
                                                                  -------------
  Net investment income                                              19,192,015
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       27,303,599
  Net change in unrealized appreciation/depreciation
    of investments                                                  468,948,547
                                                                  -------------
  Net gain on investment transactions                               496,252,146
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 515,444,161
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                     2003             2002
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $   19,192,015   $   16,080,580
  Net realized gain (loss) on
    investment transactions                         27,303,599     (263,159,269)
  Net change in unrealized appreciation/
    depreciation of investments                    468,948,547     (180,481,515)
                                                --------------   --------------
  Net increase (decrease) in net assets
    from operations                                515,444,161     (427,560,204)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                         (5,298,556)      (3,650,674)
    Class B                                        (10,692,656)      (5,894,113)
   Net realized gain on investment transactions
    Class A                                                 -0-     (18,762,071)
    Class B                                                 -0-     (36,231,462)

CAPITAL STOCK TRANSACTIONS
  Net increase                                     251,538,159      453,336,029
                                                --------------   --------------
  Total increase (decrease)                        750,991,108      (38,762,495)

NET ASSETS:
  Beginning of period                            1,524,353,374    1,563,115,869
                                                --------------   --------------
  End of period (including undistributed
    net investment income of $19,059,915
    and $15,859,112, respectively)              $2,275,344,482   $1,524,353,374
                                                ==============   ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Growth & Income Portfolio (the "Portfolio"), formerly Alliance Growth & Income Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolio's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of .625 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2003, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2003. Any expense waivers or reimbursements were accrued daily and paid monthly. For the year ended December 31, 2003, the Portfolio received no such waivers/reimbursements.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Brokerage commissions paid on investment transactions for the year ended December 31, 2003 amounted to $3,904,261, of which $260,705 was paid to Sanford
C. Bernstein &Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                   PURCHASES          SALES
                                                ==============   ==============
Investment securities
  (excluding U.S. government securities)        $1,190,025,738   $  945,190,500
U.S. government securities                           6,298,355       41,896,134


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $1,972,189,092
                                                                 ==============
Gross unrealized appreciation                                    $  335,005,722
Gross unrealized depreciation                                       (26,508,134)
                                                                 --------------
Net unrealized appreciation                                      $  308,497,588
                                                                 ==============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had no securities on loan. For the year ended December 31, 2003, the Portfolio earned fee income of $29,885which is included in the interest income in the accompanying statement of operations.

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            4,525,746     5,460,821    $ 85,909,173   $ 106,480,252
Shares issued in
  reinvestment of
  dividends and
  distributions          271,026     1,176,522       5,298,557      22,412,745
Shares redeemed       (4,570,168)   (9,569,370)    (83,057,077)   (178,686,522)
                     -----------   -----------    ------------   -------------
Net increase
  (decrease)             226,604    (2,932,027)   $  8,150,653   $ (49,793,525)
                     ===========   ===========    ============   =============

CLASS B
Shares sold           23,010,963    30,976,887    $432,799,344   $ 611,740,824
Shares issued in
  reinvestment of
  dividends and
  distributions          550,600     2,225,334      10,692,656      42,125,575
Shares redeemed      (11,015,402)   (8,811,877)   (200,104,494)   (150,736,845)
                     -----------   -----------    ------------   -------------
Net increase          12,546,161    24,390,344    $243,387,506   $ 503,129,554
                     ===========   ===========    ============   =============


NOTE G: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                      2003             2002
                                                 =============    =============
Distributions paid from:
  Ordinary income                                $  15,991,212    $   9,560,093
  Net long-term capital gains                               --       54,978,227
                                                 -------------    -------------
Total taxable distributions                         15,991,212       64,538,320
                                                 -------------    -------------
Total distributions paid                         $  15,991,212    $  64,538,320
                                                 =============    =============

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $  19,059,915
Accumulated capital and other losses                           (252,119,085)(a)
Unrealized appreciation/(depreciation)                          308,497,588(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $  75,438,418
                                                              =============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $252,119,085 of which $229,142,961 expires in the year 2010 and $22,976,124 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For the current fiscal year, there were no permanent differences.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.62       $22.16       $23.15       $21.79       $21.84
                                              ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .23          .22          .21          .22          .16
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                         5.15        (5.01)        (.05)        2.75         2.25
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net asset
  value from operations                         5.38        (4.79)         .16         2.97         2.41
                                              ------       ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.20)        (.12)        (.14)        (.14)        (.18)
Distributions from net realized
  gain on investment transactions                 -0-        (.63)       (1.01)       (1.47)       (2.28)
                                              ------       ------       ------       ------       ------
Total dividends and distributions               (.20)        (.75)       (1.15)       (1.61)       (2.46)
                                              ------       ------       ------       ------       ------
Net asset value, end of period                $21.80       $16.62       $22.16       $23.15       $21.79
                                              ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (b)                          32.50%      (22.05)%       0.36%       13.89%       11.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $603,673     $456,402     $673,722     $596,547     $522,163
Ratio to average net assets of:
  Expenses                                       .66%         .68%         .67%         .69%         .71%
  Net investment income                         1.25%        1.15%         .95%        1.01%         .75%
Portfolio turnover rate                           57%          69%          80%          74%          46%


--------------------------------------------------------------------------------
See footnote summary on page 18.

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                                              JUNE 1, 1999(c)
                                                          YEAR ENDED DECEMBER 31,                   TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.49       $22.03       $23.06       $21.76       $21.37
                                              ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .18          .17          .16          .18          .07
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                         5.11        (4.98)        (.05)        2.73          .32
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net
  asset value from operations                   5.29        (4.81)         .11         2.91          .39
                                              ------       ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)        (.10)        (.13)        (.14)          -0-
Distributions from net realized
  gain on investment transactions                 -0-        (.63)       (1.01)       (1.47)          -0-
                                              ------       ------       ------       ------       ------
Total dividends and distributions               (.16)        (.73)       (1.14)       (1.61)          -0-
                                              ------       ------       ------       ------       ------
Net asset value, end of period                $21.62       $16.49       $22.03       $23.06       $21.76
                                              ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (b)                          32.18%      (22.26)%       0.15%       13.59%        1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $1,671,671   $1,067,952     $889,394     $151,739       $7,993
Ratio to average net assets of:
  Expenses                                       .91%         .93%         .92%         .95%         .97%(d)
  Net investment income                          .99%         .91%         .75%         .85%         .55%(d)
Portfolio turnover rate                           57%          69%          80%          74%          46%


--------------------------------------------------------------------------------
(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period,reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c) Commencement of distribution.

(d) Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Growth & Income Portfolio, formerly Alliance Growth & Income Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4, 2004


TAX INFORMATION (unaudited)
_______________________________________________________________________________

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2003 qualifies for the corporate dividends received deduction.

GROWTH & INCOME PORTFOLIO       AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS
WILLIAM H. FOULK, JR. (1), CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN
THE BANK OF NEWYORK
ONE WALL STREET
New York, NY 10286

DISTRIBUTOR
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672
_______________________________________________________________________________


(1)  Member of the Audit Committee.

GROWTH & INCOME PORTFOLIO       AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                      PORTFOLIOS
                                                                                        IN FUND           OTHER
 NAME, AGE OF DIRECTOR,                         PRINCIPAL                               COMPLEX        DIRECTORSHIP
       ADDRESS                                OCCUPATION(S)                           OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                         DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71        Investment adviser and an independent                   116             None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered invest-
Greenwich, CT 06830                ment adviser, with which he had been associ-
(14)                               ated since prior to 1999. He was formerly
Chairman of the Board              Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block,#, 73                   Formerly Executive Vice President and                    96             None
500 SE Mizner Blvd.                Chief Insurance Officer of The Equitable
Boca Raton, FL 33432               Life Assurance Society of the United States;
(12)                               Chairman and Chief Executive Officer of
                                   Evlico; Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty chemicals),
                                   Tandem Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities Corporation;
                                   former Governor at Large National Association
                                   of Securities Dealers, Inc.

David H. Dievler,#, 74             Independent consultant. Until December                  100             None
P.O. Box 167                       1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762              Capital Management Corporation ("ACMC")
(14)                               responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, he was
                                   Chief Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that, he was
                                   a Senior Manager at Price Waterhouse & Co.
                                   Member of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin,#, 62               Consultant. Formerly President of Save Venice,           98             None
P.O. Box 12                        Inc. (preservation organization) from 2001-
Annandale, NY 12504                2002, Senior Advisor from June 1999-June
(12)                               2000 and President of Historic Hudson Valley
                                   (historic preservation) from December 1989-
                                   May 1999. Previously, Director of the National
                                   Academy of Design and during 1988- 1992,
                                   Director and Chairman of the Audit Committee
                                   of ACMC.


GROWTH & INCOME PORTFOLIO       AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                                      PORTFOLIOS
                                                                                        IN FUND           OTHER
 NAME, AGE OF DIRECTOR,                         PRINCIPAL                               COMPLEX        DIRECTORSHIP
       ADDRESS                                OCCUPATION(S)                           OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                         DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

Clifford L. Michel,#, 64           Senior Counsel of the law firm of Cahill                 97       Placer Dome, Inc.
15 St. Bernard's Road              Gordon & Reindel since February 2001 and
Gladstone, NJ 07934                a partner of that firm for more than twenty-five
(12)                               years prior thereto. He is President and Chief
                                   Executive Officer of Wenonah Development
                                   Company (investments) and a Director of
                                   Placer Dome, Inc. (mining).

Donald J. Robinson,#, 69           Senior Counsel to the law firm of Orrick,                96             None
98 Hell's Peak Road                Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                   1999. Formerly a senior partner and a member
(8)                                of the Executive Committee of that firm.
                                   He was also a member and Chairman of the
                                   Municipal Securities Rulemaking Board
                                   and a Trustee of the Museum of the City
                                   of New York.


--------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and the Nominating Committee.

GROWTH & INCOME PORTFOLIO       AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                   POSITION(S) HELD                           PRINCIPAL OCCUPATION
     AND AGE                          WITH FUND                               DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since 2001; prior
                                                                    thereto, Chief Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC and its predecessor since
                                                                    prior to 1999.

Thomas J. Bardong, 58               Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Frank Caruso, 47(1)                 Vice President                  Senior Vice President of Shields/ACMC**, with which
                                                                    he has been associated since prior to 1999.

Paul C. Rissman, 47(1)              Vice President                  Executive Vice President of ACMC**, with which he
                                                                    has been associated since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General Counsel of
                                                                    ACMC**, with which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global Investor
                                    Financial Officer               Services, Inc. ("AGIS")** and Vice President of
                                                                    AllianceBernstein Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with which he has
                                                                    been associated since prior to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has been
                                                                    associated since prior to 1999.


--------------------------------------------------------------------------------
(1) Messrs. Rissman and Caruso are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS, and ABIRM are affiliates of the Fund.

    The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                               ALLIANCEBERNSTEIN
                            ------------------------
                               VARIABLE PRODUCTS
                            ------------------------
                                  SERIES FUND
                            ------------------------
                               ALLIANCEBERNSTEIN
                            ------------------------
                                GROWTH PORTFOLIO
                            ------------------------


ANNUAL REPORT
DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

GROWTH PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

January 28, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

This Portfolio seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed income securities and convertible bonds, and generally up to 20% of its total assets in foreign securities.

INVESTMENT RESULTS
PERIODS ENDED DECEMBER 31, 2003


                                                      RETURNS
                                      ---------------------------------------
                                                                     SINCE
                                         1 YEAR       5 YEARS      INCEPTION*
                                      -----------   -----------   -----------
ALLIANCEBERNSTEIN
GROWTH PORTFOLIO CLASS A                 35.06%        -3.78%        10.48%

RUSSELL 3000 INDEX                       31.06%         0.37%        11.44%

S&P 500 STOCK INDEX                      28.67%        -0.57%        11.66%


*  The Portfolio's Class A share inception date is 9/15/94.

Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

The unmanaged Russell 3000 Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Index is comprised of 3000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Growth Portfolio.

For the 12-month period ended December 31, 2003, the Portfolio outperformed both benchmarks, the Russell 3000 Index and the S&P 500 Stock Index. Technology holdings provided particularly strong performance, led by several telecommunication capital goods and storage software companies. Financial services holdings performed well, in particular the securities-related firms. This strength was partially offset by weakness of several consumer holdings.

MARKET REVIEW AND INVESTMENT STRATEGY

The past year bridged remarkable extremes in investor perceptions, confidence and expectations. The year began with subdued expectations for economic growth and corporate profits. Expectations of potential U.S. real gross domestic product (GDP) growth were generally 2.0%-2.5% for 2003. These anxieties were reinforced by uncertainties and political tensions, which arose from the looming military conflict in Iraq. In retrospect, the Iraqi confrontation proved to be pivotal in transforming expectations. As the dimensions of the conflict became clearer, investor sentiment rebounded with risk aversion abating, beginning in the second quarter, and expectations of economic growth improving. Equity markets rallied and corporate credit spreads narrowed toward historical norm levels not seen for three to four years. Subsequent months have witnessed a broadening equity recovery, more recently validated and reinforced by confirmation of cyclical recovery in economic growth, corporate profits and cash flow.

Recently reported third quarter real GDP growth of 8.2% substantially exceeded expectations. This was particularly impressive as it occurred without the benefit of inventory investment that is typically associated with recovery. Accelerating corporate profits and cash flow have over the past several quarters led to a recovery in

GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


capital spending and manufacturing, which are currently expanding at double-digit rates.

In anticipation of an improving economic environment with accelerating corporate profits, the Portfolio's exposure to cyclical growth was increased during the spring and summer months; most notably through investment in technology and securities-related stocks. This was accomplished with increases in select, longer term holdings of dominant leadership companies. In addition, initial positions were established in a number of successful companies judged to enjoy commanding competitive positions and distinctly superior growth prospects.

GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
9/15/94*-12/31/03


ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A: $25,251
RUSSELL 3000 INDEX: $27,358
S&P 500 STOCK INDEX: $27,849


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


         Alliance Growth Portfolio    Russell 3000 Index     S&P 500 Stock Index
--------------------------------------------------------------------------------
9/15/94*         $10,000                  $10,000                $10,000
12/31/94         $10,530                  $ 9,852                $ 9,882
12/31/95         $14,239                  $13,477                $13,591
12/31/96         $18,295                  $16,418                $16,710
12/31/97         $23,788                  $21,635                $22,283
12/31/98         $30,621                  $26,858                $28,656
12/31/99         $41,176                  $32,471                $34,682
12/31/00         $33,967                  $30,049                $31,526
12/31/01         $25,995                  $26,605                $27,781
12/31/02         $18,697                  $20,875                $21,644
12/31/03         $25,251                  $27,358                $27,849


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 9/15/94* to 12/31/03) as compared to the performance of appropriate broad-based indices. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 3000 Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Index is comprised of 3000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Growth Portfolio.

--------------------------------------------------------------------------------
* Portfolio and benchmark data are from the Portfolio's inception date of 9/15/94.

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Citigroup, Inc.                                  $ 11,199,974           4.3%
-------------------------------------------------------------------------------
Legg Mason, Inc.                                   11,098,484           4.2
-------------------------------------------------------------------------------
American International Group, Inc.                 10,775,073           4.1
-------------------------------------------------------------------------------
Forest Laboratories, Inc.                           9,696,420           3.7
-------------------------------------------------------------------------------
eBay, Inc.                                          8,913,420           3.4
-------------------------------------------------------------------------------
Juniper Networks, Inc.                              8,049,212           3.1
-------------------------------------------------------------------------------
Dell, Inc.                                          7,625,718           2.9
-------------------------------------------------------------------------------
Harley-Davidson, Inc.                               7,552,517           2.9
-------------------------------------------------------------------------------
Wellpoint Health Networks, Inc.                     7,351,842           2.8
-------------------------------------------------------------------------------
VERITAS Software Corp.                              7,045,536           2.7
                                                 ------------          ----
-------------------------------------------------------------------------------
                                                 $ 89,308,196          34.1%
-------------------------------------------------------------------------------

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-97.6%
TECHNOLOGY-28.4%
COMMUNICATION EQUIPMENT-4.3%
Cisco Systems, Inc. (a)                               128,730     $   3,126,852
Juniper Networks, Inc. (a)                            430,900         8,049,212
                                                                  -------------
                                                                     11,176,064
                                                                  -------------
COMPUTER HARDWARE/STORAGE-2.9%
Dell, Inc. (a)                                        224,550         7,625,718
                                                                  -------------
COMPUTER SERVICES-0.5%
Affiliated Computer Services, Inc. Cl.A (a)            21,900         1,192,674
                                                                  -------------
INTERNET INFRASTRUCTURE-3.4%
eBay, Inc. (a)                                        138,000         8,913,420
                                                                  -------------
SEMI-CONDUCTOR COMPONENTS-6.8%
Broadcom Corp. Cl.A (a)                               156,500         5,335,085
Intel Corp.                                            30,500           982,100
Linear Technology Corp.                                75,900         3,193,113
Marvell Technology Group
Ltd. (Bermuda) (a)                                    171,980         6,523,201
Maxim Integrated Products, Inc.                        41,100         2,046,780
                                                                  -------------
                                                                     18,080,279
                                                                  -------------
SOFTWARE-8.8%
Electronic Arts, Inc. (a)                              83,550         3,992,019
Intuit, Inc. (a)                                       50,800         2,687,828
Mercury Interactive Corp. (a)                          69,450         3,378,048
Microsoft Corp.                                        48,900         1,346,706
Symantec Corp. (a)                                    138,800         4,809,420
VERITAS Software Corp. (a)                            189,600         7,045,536
                                                                  -------------
                                                                     23,259,557
                                                                  -------------
MISCELLANEOUS-1.7%
Amphenol Corp.Cl.A (a)                                 46,700         2,985,531
Tektronix, Inc.                                        46,400         1,466,240
                                                                  -------------
                                                                      4,451,771
                                                                  -------------
                                                                     74,699,483
                                                                  -------------
FINANCE-23.7%
BROKERAGE & MONEY MANAGEMENT-9.1%
Legg Mason, Inc.                                      143,800        11,098,484
Merrill Lynch & Co., Inc.                              55,800         3,272,670
Morgan Stanley                                         79,700         4,612,239
The Goldman Sachs Group, Inc.                          49,100         4,847,643
                                                                  -------------
                                                                     23,831,036
                                                                  -------------
INSURANCE-5.5%
American International Group, Inc.                    162,569        10,775,073
Everest Re Group Ltd. (Bermuda)                        44,100         3,730,860
                                                                  -------------
                                                                     14,505,933
                                                                  -------------
MISCELLANEOUS-9.1%
Ambac Financial Group, Inc.                            87,250         6,054,278
Citigroup, Inc.                                       230,737        11,199,974
MBNA Corp.                                            263,672         6,552,249
                                                                  -------------
                                                                     23,806,501
                                                                  -------------
                                                                     62,143,470
                                                                  -------------
HEALTHCARE-20.7%
BIOTECHNOLOGY-1.3%
Cephalon, Inc. (a)                                     24,100         1,166,681
Gilead Sciences, Inc. (a)                              37,200         2,162,808
                                                                  -------------
                                                                      3,329,489
                                                                  -------------
DRUGS-5.6%
Forest Laboratories, Inc. (a)                         156,900         9,696,420
Patterson Dental Co. (a)                               36,700         2,354,672
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)     48,000         2,722,080
                                                                  -------------
                                                                     14,773,172
                                                                  -------------
MEDICAL PRODUCTS-4.2%
Alcon, Inc. (Switzerland)                              36,800         2,227,872
St. Jude Medical, Inc. (a)                             15,000           920,250
Stryker Corp.                                          78,600         6,681,786
Zimmer Holdings, Inc. (a)                              17,900         1,260,160
                                                                  -------------
                                                                     11,090,068
                                                                  -------------
MEDICAL SERVICES-9.6%
Anthem, Inc. (a)                                       33,000         2,475,000
Caremark Rx, Inc. (a)                                  62,500         1,583,125
Express Scripts, Inc. (a)                              97,370         6,468,289
Health Management Associates, Inc. Cl.A               193,900         4,653,600
Stericycle, Inc. (a)                                   53,900         2,517,130
Wellpoint Health Networks, Inc. (a)                    75,800         7,351,842
                                                                  -------------
                                                                     25,048,986
                                                                  -------------
                                                                     54,241,715
                                                                  -------------
CONSUMER SERVICES-14.8%
BROADCASTING & CABLE-2.3%
Comcast Corp. Special Cl.A (a)                        196,500         6,146,520
                                                                  -------------
ENTERTAINMENT & LEISURE-2.9%
Harley-Davidson, Inc.                                 158,900         7,552,517
                                                                  -------------

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
RETAIL - GENERAL MERCHANDISE-2.9%
Bed Bath & Beyond, Inc. (a)                            90,200     $   3,910,170
Lowe's Cos., Inc.                                      48,700         2,697,493
Tiffany & Co.                                          23,500         1,062,200
                                                                  -------------
                                                                      7,669,863
                                                                  -------------
MISCELLANEOUS-6.7%
Apollo Group, Inc. Cl.A (a)                             7,400           503,200
Career Education Corp. (a)                            169,300         6,783,851
CDW Corp.                                              44,200         2,552,992
Education Management Corp. (a)                         79,000         2,452,160
Iron Mountain, Inc. (a)                               102,100         4,037,034
Strayer Education, Inc.                                 9,200         1,001,236
                                                                  -------------
                                                                     17,330,473
                                                                  -------------
                                                                     38,699,373
                                                                  -------------
CONSUMER MANUFACTURING-5.6%
BUILDING & RELATED-5.6%
Centex Corp.                                           41,100         4,424,415
D.R. Horton, Inc.                                      83,900         3,629,514
Lennar Corp. Cl.A                                      41,700         4,003,200
NVR, Inc. (a)                                           5,500         2,563,000
                                                                  -------------
                                                                     14,620,129
                                                                  -------------
CAPITAL GOODS-1.6%
ENGINEERING & CONSTRUCTION-1.6%
Jacobs Engineering Group, Inc. (a)                     86,700         4,162,467
                                                                  -------------


                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
MULTI-INDUSTRY COMPANIES-1.2%
Danaher Corp.                                          35,100     $   3,220,425
                                                                  -------------
ENERGY-1.1%
DOMESTIC PRODUCERS-1.1%
Apache Corp.                                           35,350         2,866,885
                                                                  -------------
AEROSPACE & DEFENSE-0.5%
L-3 Communications Holdings, Inc. (a)                  25,900         1,330,224
                                                                  -------------
Total Common Stocks
  (cost $187,188,147)                                               255,984,171
                                                                  -------------
SHORT-TERM INVESTMENT-2.5%
U.S. GOVERNMENT OBLIGATION-2.5%
Federal Home Loan Bank
  0.75%, 1/02/04
  (amortized cost $6,599,869)                         $ 6,600         6,600,000
                                                                  -------------
TOTAL INVESTMENTS-100.1%
  (cost $193,788,016)                                               262,584,171
Other assets less liabilities-(0.1%)                                   (315,044)
                                                                  -------------
NET ASSETS-100%                                                   $ 262,269,127
                                                                  =============

--------------------------------------------------------------------------------
(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $193,788,016)         $ 262,584,171
  Cash                                                                   90,770
  Dividends and interest receivable                                      62,433
  Receivable for capital stock sold                                      54,122
                                                                  -------------
  Total assets                                                      262,791,496
                                                                  -------------
LIABILITIES
  Advisory fee payable                                                  163,954
  Payable for capital stock redeemed                                    119,443
  Payable for investment securities purchased                            60,036
  Distribution fee payable                                               26,888
  Accrued expenses                                                      152,048
                                                                  -------------
  Total liabilities                                                     522,369
                                                                  -------------
NET ASSETS                                                        $ 262,269,127
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      16,534
  Additional paid-in capital                                        355,163,268
  Accumulated net realized loss on investment transactions         (161,706,830)
  Net unrealized appreciation of investments                         68,796,155
                                                                  -------------
                                                                  $ 262,269,127
                                                                  =============
CLASS A SHARES
  Net assets                                                      $ 141,808,769
                                                                  =============
  Shares of capital stock outstanding                                 8,893,051
                                                                  =============
  Net asset value per share                                       $       15.95
                                                                  =============
CLASS B SHARES
  Net assets                                                      $ 120,460,358
                                                                  =============
  Shares of capital stock outstanding                                 7,641,242
                                                                  =============
  Net asset value per share                                       $       15.76
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,110)             $     969,356
  Interest                                                               41,332
                                                                  -------------
  Total investment income                                             1,010,688
                                                                  -------------
EXPENSES
  Advisory fee                                                        1,640,872
  Distribution fee -- Class B                                           224,579
  Custodian                                                             106,883
  Administrative                                                         75,000
  Printing                                                               74,030
  Audit and legal                                                        42,853
  Directors' fees and expenses                                            1,250
  Transfer agency                                                           947
  Miscellaneous                                                          15,027
                                                                  -------------
  Total expenses                                                      2,181,441
                                                                  -------------
  Net investment loss                                                (1,170,753)
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
  Net realized loss on investment transactions                      (10,808,268)
  Net change in unrealized appreciation/depreciation
    of investments                                                   77,063,597
                                                                  -------------
  Net gain on investment transactions                                66,255,329
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  65,084,576
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                   YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2003             2002
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                            $  (1,170,753)   $  (1,309,598)
  Net realized loss on investment
    transactions                                   (10,808,268)     (82,305,960)
  Net change in unrealized appreciation/
    depreciation of investments                     77,063,597       (3,556,232)
                                                 -------------    -------------

  Net increase (decrease) in net assets
    from operations                                 65,084,576      (87,171,790)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            4,021,668      (40,117,567)
                                                 -------------    -------------

  Total increase (decrease)                         69,106,244     (127,289,357)

NET ASSETS
  Beginning of period                              193,162,883      320,452,240
                                                 -------------    -------------

  End of period                                  $ 262,269,127    $ 193,162,883
                                                 =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Growth Portfolio (the "Portfolio"), formerly Alliance Growth Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek to provide long-term growth of capital. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of .75 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2003, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2003. Any expense waivers or reimbursements were accrued daily and paid monthly. For the year ended December 31, 2003, the Portfolio received no such waivers/reimbursements.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

Brokerage commissions paid on investment transactions for the year ended December 31, 2003, amounted to $300,559 of which $1,240 was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $ 106,528,859    $ 110,004,028
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $ 194,068,770
                                                                  -------------
Gross unrealized appreciation                                     $  71,917,609
Gross unrealized depreciation                                        (3,402,208)
                                                                  -------------
Net unrealized appreciation                                       $  68,515,401
                                                                  =============


1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC(the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had no securities on loan. For the year ended December 31, 2003, the Portfolio earned fee income of $4,078 which is included in interest income in the accompanying statement of operations.

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                         2003           2002          2003           2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              503,509       239,912    $  6,916,297   $   3,353,475
Shares issued in
  connection with
  acquisition of
  Brinson Series
  Trust Aggressive
  Growth Portfolio            -0-      314,032              -0-      4,809,787
Shares redeemed       (1,895,109)   (4,049,973)    (25,118,830)    (54,578,657)
                     -----------   -----------    ------------   -------------
Net decrease          (1,391,600)   (3,496,029)   $(18,202,533)  $ (46,415,395)
                     ===========   ===========    ============   =============

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            4,048,545     2,192,539    $ 56,912,203   $  30,153,624
Shares redeemed       (2,536,343)   (1,839,171)    (34,688,002)    (23,855,796)
                     -----------   -----------    ------------   -------------
Net increase           1,512,202       353,368    $ 22,224,201   $   6,297,828
                     ===========   ===========    ============   =============


NOTE G: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: ACQUISITION OF BRINSON SERIES TRUST AGGRESSIVE GROWTH PORTFOLIO

On April 5, 2002, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust Aggressive Growth Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Aggressive Growth Portfolio on February 25, 2002. The acquisition was accomplished by a tax-free exchange of 314,032 shares of the Portfolio for 905,429 shares of Brinson Series Trust Aggressive Growth Portfolio on April 5, 2002. The aggregate net assets of the Portfolio and Brinson Series Trust Aggressive Growth Portfolio immediately before the acquisition were $295,037,323 and $4,809,787 (including $52,821 of net unrealized depreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $299,847,110.

NOTE J: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (161,426,076)(a)
Unrealized appreciation/(depreciation)                           68,515,401(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $  (92,910,675)
                                                             ==============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $161,426,076 of which $546,450 expires in the year 2008, $61,644,805 expires in the year 2009, $84,319,349 expires in the year 2010, and $14,915,472 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with Brinson Series Trust Aggressive Growth Portfolio, may apply.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net decrease in accumulated net investment loss and a decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE K: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.81       $16.42       $25.10       $33.59       $27.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                (.06)        (.06)        (.06)         .08          .03
Net realized and unrealized gain
  (loss) on investment transactions             4.20        (4.55)       (5.47)       (5.36)        8.73
                                               -----       ------       ------       ------        -----
Net increase (decrease) in net asset
  value from operations                         4.14        (4.61)       (5.53)       (5.28)        8.76
                                               -----       ------       ------       ------        -----

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.06)        (.02)        (.09)
Distributions from net realized
  gain on investment transactions                 -0-          -0-       (1.85)       (3.19)       (2.33)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-       (1.23)          -0-          -0-
Return of capital                                 -0-          -0-        (.01)          -0-          -0-
                                               -----       ------       ------       ------        -----
Total dividends and distributions                 -0-          -0-       (3.15)       (3.21)       (2.42)
                                               -----       ------       ------       ------        -----
Net asset value, end of period                $15.95       $11.81       $16.42       $25.10       $33.59
                                              ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (b)                          35.06%      (28.08)%     (23.47)%     (17.51)%      34.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $141,809     $121,439     $226,237     $357,664     $456,027
Ratio to average net assets of:
  Expenses                                       .89%         .88%         .85%         .81%         .84%
  Net investment income (loss)                  (.43)%       (.44)%       (.31)%        .26%         .12%
Portfolio turnover rate                           49%          38%         104%          58%          54%


--------------------------------------------------------------------------------
See footnote summary on page 17.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                                               JUNE 1, 1999(c)
                                                           YEAR ENDED DECEMBER 31,                   TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $11.70       $16.31       $24.99       $33.54       $26.83
                                              ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                (.09)        (.09)        (.11)         .04         (.03)
Net realized and unrealized gain
  (loss) on investment transactions             4.15        (4.52)       (5.44)       (5.39)        6.74
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net asset
  value from operations                         4.06        (4.61)       (5.55)       (5.35)        6.71
                                              ------       ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.04)        (.01)          -0-
Distributions from net realized
  gain on investment transactions                 -0-          -0-       (1.85)       (3.19)          -0-
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-       (1.23)          -0-          -0-
Return of capital                                 -0-          -0-        (.01)          -0-          -0-
                                              ------       ------       ------       ------       ------
Total dividends and distributions                 -0-          -0-       (3.13)       (3.20)          -0-
                                              ------       ------       ------       ------       ------
Net asset value, end of period                $15.76       $11.70       $16.31       $24.99       $33.54
                                              ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (b)                          34.70%      (28.26)%     (23.65)%     (17.75)%      25.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $120,460      $71,724      $94,215      $54,127       $5,707
Ratio to average net assets of:
  Expenses                                      1.14%        1.13%        1.11%        1.08%        1.12%(d)
  Net investment income (loss)                  (.68)%       (.69)%       (.59)%        .13%        (.20)%(d)
Portfolio turnover rate                           49%          38%         104%          58%          54%


--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)  Commencement of distribution.

(d)  Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Growth Portfolio, formerly Alliance Growth Portfolio (the"Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4, 2004

GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1) CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                      PORTFOLIOS
                                                                                        IN FUND           OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                 COMPLEX        DIRECTORSHIP
        ADDRESS                             OCCUPATION(S)                             OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                    DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+, 71       Investment adviser and an independent                    116             None
2 Sound View Drive                consultant. He was formerly Senior Manager
Suite 100                         of Barrett Associates, Inc., a registered
Greenwich, CT 06830               investment adviser, with which he had been
(14)                              associated since prior to 1999. He was formerly
Chairman of the Board             Deputy Comptroller and Chief Investment
                                  Officer of the State of New York and, prior
                                  thereto, Chief Investment Officer of the New
                                  York Bank for Savings.

Ruth Block,+, 73                  Formerly Executive Vice President and Chief               96             None
500 SE Mizner Blvd.               Insurance Officer of The Equitable Life
Boca Raton, FL 33432              Assurance Society of the United States;
(12)                              Chairman and Chief Executive Officer of Evlico;
                                  Director of Avon, BP (oil and gas), Ecolab
                                  Incorporated (specialty chemicals), Tandem
                                  Financial Group and Donaldson, Lufkin &
                                  Jenrette Securities Corporation; former Governor
                                  at Large National Association of Securities
                                  Dealers, Inc.

David H. Dievler,+, 74            Independent consultant. Until December 1994,             100             None
P.O. Box 167                      he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762             Management Corporation ("ACMC") responsible
(14)                              for mutual fund administration. Prior to joining
                                  ACMC in 1984, he was Chief Financial Officer
                                  of Eberstadt Asset Management since 1968. Prior
                                  to that, he was a Senior Manager at Price
                                  Waterhouse & Co. Member of American Institute
                                  of Certified Public Accountants since 1953.

John H. Dobkin,+, 62              Consultant. Formerly President of Save Venice,            98             None
P.O. Box 12                       Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504               Senior Advisor from June 1999-June 2000
(12)                              and President of Historic Hudson Valley (historic
                                  preservation) from December 1989-May 1999.
                                  Previously, Director of the National Academy of
                                  Design and during 1988-1992, Director and
                                  Chairman of the Audit Committee of ACMC.

Clifford L. Michel,+, 64          Senior Counsel to the law firm of Cahill Gordon           97         Placer Dome,
15 St. Bernard's Road             & Reindel since February 2001 and a partner of                           Inc.
Gladstone, NJ 07934               that firm for more than twenty-five years prior
(12)                              thereto. He is President and Chief Executive
                                  Officer of Wenonah Development Company
                                  (investments) and a Director of Placer Dome,
                                  Inc. (mining).


GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



                                                                                      PORTFOLIOS
                                                                                        IN FUND           OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                 COMPLEX        DIRECTORSHIP
        ADDRESS                             OCCUPATION(S)                             OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                    DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

Donald J. Robinson,+, 69          Senior Counsel to the law firm of Orrick,                96             None
98 Hell's Peak Road               Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                  1999. Formerly a senior partner and a member
(8)                               of the Executive Committee of that firm. He
                                  was also a member and Chairman of the
                                  Municipal Securities Rulemaking Board and a
                                  Trustee of the Museum of the City of New York.


--------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

+  Member of the Audit Committee and the Nominating Committee.

GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION
Certain information concerning the Fund's Officers is listed below.



 NAME, ADDRESS*                     POSITION(S) HELD                        PRINCIPAL OCCUPATION
    AND AGE                            WITH FUND                            DURING PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since 2001;
                                                                    prior thereto, Chief Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC and its predecessor since prior
                                                                    to 1999.

Thomas J. Bardong, 58               Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Alan Levi, 54(1)                    Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General Counsel of
                                                                    ACMC**, with which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global Investor
                                    Financial Officer               Services, Inc. ("AGIS")** and Vice President of
                                                                    AllianceBernstein Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with which he
                                                                    has been associated since prior to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has been
                                                                    associated since prior to 1999.



(1) Mr. Levi is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                                ALLIANCEBERNSTEIN
              ----------------------------------------------------
                                VARIABLE PRODUCTS
              ----------------------------------------------------
                                   SERIES FUND
              ----------------------------------------------------
                                ALLIANCEBERNSTEIN
              ----------------------------------------------------
                            UTILITY INCOME PORTFOLIO
              ----------------------------------------------------






                                  ANNUAL REPORT
                                DECEMBER 31, 2003

                     Investment Products Offered
                     ===========================
                     > Are Not FDIC Insured
                     > May Lose Value
                     > Are Not Bank Guaranteed
                     ===========================



This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


UTILITY INCOME PORTFOLIO

LETTER TO INVESTORS

February 10, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Utility Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry.


   INVESTMENT RESULTS
   Periods Ended December 31, 2003

                                   Returns
                                              Since
                         1 Year   5 Years  Inception*
                         -------  -------   ---------
   AllianceBernstein
   Utility Income
   Portfolio
   Class A               19.88%   -0.75%     7.21%

   S&P 500 GICS
   Utilities Composite   26.26%   -2.58%     5.85%

   NYSE Utility Index    13.94%   -9.85%     2.88%


 * The since inception returns for the Portfolio and the NYSE Utility Index are from the Portfolio's inception date of 5/10/94. The since inception return for the S&P 500 GICS Utilities Composite is from the closest month-end to the Portfolio's inception date, which is 4/30/94.

   Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.


   Neither the unmanaged Standard & Poor's ("S&P") 500 GICS Utilities
   Composite (the "Composite") nor the New York Stock Exchange ("NYSE") Utility Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 GICS Utilities Composite encompasses those companies considered gas, electric or water utilities, or companies that operate as independent producers and/or distributors of power, including both nuclear and non-nuclear facilities. The NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. An investor cannot invest directly in an index or composite, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Portfolio.

The table above provides performance data for the Portfolio and its new benchmark, the S&P 500 GICS Utilities Composite, as well as for its previous benchmark, the New York Stock Exchange (NYSE) Utility Index, for the 12-month, 5-Year and since inception periods ended December 31, 2003. The NYSE has dissolved its NYSE Utility Index. Therefore, the Composite will be the Portfolio's benchmark going forward.

The Portfolio's Class A shares underperformed the new benchmark, the S&P 500 GICS Utilities Composite, for the 12-month period ended December 31, 2003. The Portfolio's relative underperformance for the fiscal year was principally attributed to its overweight position in high quality, more defensive electric names. As we look deeper in the electric sector, we find that the electric utilities with weaker fundamentals outperformed the electrics with stronger fundamentals in 2003. The reason for this was that most of these companies received refinancing from their banks, thus easing their short-term liquidity problems and preventing them from filing for bankruptcy. Most of these fundamentally weak companies abandoned their growth business models and returned to "back-to-basic" strategies.

So far, these companies have restored some credibility in management and have started to execute on fundamentals and cash flow improvement.

MARKET REVIEW AND INVESTMENT STRATEGY
We regard 2003 as a rebuilding year for the utility sector, as most companies aggressively improved their balance

UTILITY INCOME PORTFOLIO         AllianceBernstein Variable Products Series Fund
================================================================================

sheets by selling non-core assets, cutting capital expenditures, issuing equity, paying down debt, and exiting from some non-regulated businesses. Most encouraging was the sector's improving free cash flow and more disciplined capital deployment. Separately, utilities benefited from a number of macro trends in 2003, including the improved credit environment, rising gas and power prices, the reduction of tax rates on dividends, and very low long-term interest rates.

We continued to focus the Portfolio's investments on high quality names with attractive valuations. Within the electric utilities, we focused on the regulated integrated utilities instead of the non-regulated electric power marketers and generators. We remained cautious of the telephone utilities, primarily because of their fundamental uncertainties and competitive pressures. On the electric side, we remained cautious of the non-regulated generation and marketing sectors. While the sectors have improving balance sheets and easing liquidity concerns, management execution skills are still questionable. However, we are positive on the traditional regulated integrated utilities due to their earnings stability, high dividend yields and reasonable valuations.

UTILITY INCOME PORTFOLIO         AllianceBernstein Variable Products Series Fund
================================================================================


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO CLASSA
GROWTH OF A $10,000 INVESTMENT
5/10/94*-12/31/03

AllianceBernstein Utility Income Portfolio Class A: $19,571
S&P 500 GICS Utilities Composite: $17,300
NYSE Utility Index: $13,148

          [TABLE BELOW REPRESENTS MOUNTAIN CHART IN PRINTED MATERIAL.]

                AllianceBernstein         S&P 500
                 Utility Income       GICS Utilities        NYSE
               Portfolio Class A        Composite       Utility Index
-----------------------------------------------------------------------
5/10/94*            $10,000             $10,000          $10,000
12/31/94            $ 9,960             $ 9,825          $ 9,815
12/31/95            $12,096             $12,523          $13,029
12/31/96            $13,049             $12,869          $13,769
12/31/97            $16,404             $16,596          $17,164
12/31/98            $20,326             $22,080          $19,710
12/31/99            $24,270             $25,308          $17,901
12/31/00            $27,048             $21,813          $28,137
12/31/01            $20,962             $16,331          $19,573
12/31/02            $16,326             $11,540          $13,702
12/31/03            $19,571             $13,148          $17,300

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Portfolio Class A shares (from 5/10/94* to 12/31/03) as compared to the performance of appropriate broad-based indices. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

Neither the unmanaged Standard & Poor's ("S&P") 500 GICS Utilities Composite nor the New York Stock Exchange ("NYSE") Utility Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 GICS Utilities Composite encompasses those companies considered gas, electric or water utilities, or companies that operate as independent producers and/or distributors of power, including both nuclear and non-nuclear facilities. The NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Portfolio.


-------------------------------------------------------------------------------
* Portfolio and NYSE Utility Index data is from the Portfolio's inception date of 5/10/94. Data for the S&P 500 GICS Utilities Composite is from the closest month-end to the Portfolio's inception date, which is 4/30/94.

UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================


================================================================================
   COMPANY                            U.S. $ VALUE      PERCENT OF NET ASSETS
   FPL Group, Inc.
     (common & preferred)              $  2,264,867                4.9%
================================================================================
   Exelon Corp.                           2,063,796                4.5
================================================================================
   Dominion Resources, Inc.               1,563,835                3.4
================================================================================
   Vodafone Group Plc (ADR)               1,559,992                3.4
================================================================================
   Public Service Enterprise
      (common & preferred)                1,332,750                2.9
================================================================================
   NSTAR                                  1,251,300                2.7
================================================================================
   Entergy Corp.                          1,211,156                2.6
================================================================================
   PG&E Corp.                             1,194,110                2.6
================================================================================
   America Movil S.A. de C.V.
     Series L (ADR)                       1,175,620                2.5
================================================================================
   BellSouth Corp.                        1,148,980                2.5
                                        -----------               ----
                                       $ 14,766,406               32.0%

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================


Company                       Shares    U.S. $ Value
----------------------------------------------------
COMMON & PREFERRED
    STOCKS-97.0%
UNITED STATES
   INVESTMENTS-80.0%
UTILITIES-72.9%
ELECTRIC & GAS
   UTILITIES-63.1%
AES Corp. (a)..............    84,600   $    798,624
AGL Resources, Inc. .......    16,100        468,510
Alliant Energy Corp. ......    33,000        821,700
Ameren Corp. ..............    20,000        920,000
American Electric Power
   Co., Inc. ..............    29,000        884,790
American Electric Power
   Co., Inc. pfd. .........    18,800        856,528
Black Hills Corp. .........    11,000        328,130
Cinergy Corp. .............    24,000        931,440
Cinergy Corp. pfd. ........     4,000        254,800
Consolidated Edison, Inc. .     9,600        412,896
Constellation Energy
   Group, Inc. ............    13,000        509,080
Dominion Resources, Inc. ..    24,500      1,563,835
DTE Energy Co. ............    15,000        591,000
DTE Energy Co. pfd. .......    16,800        430,416
Duke Energy Corp. .........    36,800        752,560
Entergy Corp. .............    21,200      1,211,156
Equitable Resources, Inc. .    18,700        802,604
Exelon Corp. ..............    31,100      2,063,796
FirstEnergy Corp. .........    22,600        795,520
FPL Group, Inc. ...........    20,200      1,321,484
FPL Group, Inc. pfd. ......    16,700        943,383
KeySpan Corp. .............     4,100        150,880
KeySpan Corp. pfd. ........    17,000        916,300
New Jersey Resources
   Corp....................    23,800        916,538
NSTAR......................    25,800      1,251,300
Pepco Holdings, Inc. ......     7,300        142,642
PG&E Corp. (a).............    43,000      1,194,110
Piedmont Natural Gas Co.,
   Inc. ...................     5,100        221,646
PPL Corp. .................    25,800      1,128,750
Progress Energy, Inc. .....    17,400        787,524
Public Service Enterprise
   Group, Inc. ............     5,000        219,000
Public Service Enterprise
   Group, Inc. pfd. .......    18,000      1,113,750
Questar Corp. .............     7,000        246,050
Sempra Energy pfd. ........    32,500        924,950
Southern Co. ..............    14,200        429,550
TXU Corp. pfd. ............    25,000        867,500
Wisconsin Energy Corp. ....    14,000        468,300
Xcel Energy, Inc. .........    28,000        475,440
                                         -----------
                                          29,116,482
                                         -----------


TELEPHONE
   UTILITIES-9.8%
ALLTEL Corp. ..............    19,000   $    885,020
BellSouth Corp. ...........    40,600      1,148,980
SBC Communications, Inc. ..    36,000        938,520
Sprint Corp.-FON Group.....    34,200        561,564
Verizon Communications,
  Inc......................    27,700        971,716
                                         -----------
                                           4,505,800
                                         -----------
                                          33,622,282
                                         -----------
ENERGY-3.1%
PIPELINES-3.1%
Kinder Morgan, Inc. .......    11,500        679,650
ONEOK, Inc. ...............    16,000        353,280
Southern Union Co. pfd. ...     6,900        407,790
                                         -----------
                                           1,440,720
                                         -----------
CONSUMER
   SERVICES-3.1%
BROADCASTING &
   CABLE-1.0%
Comcast Corp. Cl. A (a)....    14,209        467,050
                                         -----------
CELLULAR
   COMMUNICATIONS-2.1%
Nextel Communications,
   Inc. Cl. A (a)..........    22,000        617,320
Nextel Partners, Inc.
   Cl. A (a)...............    24,800        333,560
                                         -----------
                                             950,880
                                         -----------
                                           1,417,930
                                         -----------
TECHNOLOGY-0.9%
COMMUNICATION
   EQUIPMENT-0.9%
QUALCOMM, Inc. ............     8,000        431,440
                                         -----------
Total United States Investments
   (cost $31,182,969)......               36,912,372
                                         -----------
FOREIGN
   INVESTMENTS-17.0%
FRANCE-2.5%
France Telecom SA
   (ADR) (a)...............    32,000        914,880
Veolia Environnement
   (ADR)...................     9,000        243,000
                                         -----------
                                           1,157,880
                                         -----------
HONG KONG-3.3%
China Resources Power
   Holdings Co. Ltd. (a)...   942,000        439,841
Hong Kong & China Gas Co.,
   Ltd.....................   476,000        726,544
HongKong Electric Holdings
   Ltd.....................    81,000        320,302
                                         -----------
                                           1,486,687
                                         -----------

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


Company                       Shares   U.S. $ Value
----------------------------------------------------
MEXICO-4.7%
America Movil S.A. de C.V.
   Series L (ADR)..........    43,000   $  1,175,620
Telefonos de Mexico, SA
   Series L (ADR)..........    30,600      1,010,718
                                         -----------
                                           2,186,338
                                         -----------
PEOPLE'S REPUBLIC OF
   CHINA-1.2%
Huaneng Power International,
   Inc. (ADR)..............     8,000        555,280
                                         -----------
SOUTH KOREA-0.6%
SK Telecom Co., Ltd. (ADR).    15,701        292,824
                                         -----------
SPAIN-1.3%
Telefonica de Espana, SA
   (ADR)...................    13,126        580,038
                                         -----------


                             Shares or
                             Principal
                              Amount
Company                        (000)    U.S. $ Value
----------------------------------------------------
UNITED KINGDOM-3.4%
Vodafone Group Plc (ADR)...    62,300   $  1,559,992
                                         -----------
Total Foreign Investments
   (cost $5,524,860).......                7,819,039
                                         -----------
Total Common &
   Preferred Stocks
   (cost $36,707,829)......               44,731,411
                                         -----------
SHORT-TERM
   INVESTMENT-4.1%
TIME DEPOSIT-4.1%
The Bank of New York
   0.56%, 1/02/04
   (cost $1,900,000).......   $ 1,900      1,900,000
                                         -----------
TOTAL
   INVESTMENTS-101.1%
   (cost $38,607,829)......               46,631,411
Other assets less
   liabilities-(1.1%)......                 (506,267)
                                        ------------
NET ASSETS-100%............             $ 46,125,144
                                        ============



--------------------------------------------------------------------------------
(a) Non-income producing security.

   Glossary:

   ADR-American Depository Receipt

   See Notes to Financial Statements.

UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================


ASSETS
   Investments in securities, at value (cost $38,607,829)...  $   46,631,411
   Cash.....................................................          43,834
   Receivable for investment securities sold................         417,109
   Dividends and interest receivable........................          52,547
   Receivable for capital stock sold........................           2,679
                                                              --------------
   Total assets.............................................      47,147,580
                                                              --------------
LIABILITIES
   Payable for investment securities purchased..............         842,577
   Payable for capital stock redeemed.......................          61,839
   Advisory fee payable.....................................          28,621
   Distribution fee payable.................................             548
   Accrued expenses.........................................          88,851
                                                              --------------
   Total liabilities........................................       1,022,436
                                                              --------------
NET ASSETS..................................................  $   46,125,144
                                                              ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par....................................  $        3,086
   Additional paid-in capital...............................      55,689,130
   Undistributed net investment income......................       1,041,027
   Accumulated net realized loss on investment and
     foreign currency transactions..........................     (18,631,681)
   Net unrealized appreciation of investments...............       8,023,582
                                                              --------------
                                                              $   46,125,144
                                                              ==============
Class A Shares
   Net assets...............................................  $   43,322,834
                                                              ==============
   Shares of capital stock outstanding......................       2,898,545
                                                              ==============
   Net asset value per share................................  $        14.95
                                                              ==============
Class B Shares
   Net assets...............................................  $    2,802,310
                                                              ==============
   Shares of capital stock outstanding......................         187,823
                                                              ==============
   Net asset value per share................................  $        14.92
                                                              ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003     AllianceBernstein Variable Products Series Fund
================================================================================


INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $6,286)......................................    $    1,659,176
   Interest.................................................................................            14,391
                                                                                                --------------
   Total investment income..................................................................         1,673,567
                                                                                                --------------
EXPENSES
   Advisory fee.............................................................................           307,994
   Distribution fee--Class B................................................................             2,755
   Custodian................................................................................           113,159
   Administrative...........................................................................            75,000
   Printing.................................................................................            46,529
   Audit....................................................................................            39,466
   Legal....................................................................................            10,692
   Directors' fees and expenses.............................................................             3,130
   Transfer agency..........................................................................               947
   Miscellaneous............................................................................            10,688
                                                                                                --------------
   Total expenses...........................................................................           610,360
                                                                                                --------------
   Net investment income....................................................................         1,063,207
                                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on:
     Investment transactions................................................................          (356,609)
     Foreign currency transactions..........................................................           (16,807)
   Net change in unrealized appreciation/depreciation of:
     Investments............................................................................         6,918,375
     Foreign currency denominated assets and liabilities....................................               (93)
                                                                                                --------------
   Net gain on investment and foreign currency transactions.................................         6,544,866
                                                                                                --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................................    $    7,608,073
                                                                                                ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                 AllianceBernstein Variable Products Series Fund
================================================================================


                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2003               2002
                                                                            ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $    1,063,207     $    1,279,054
   Net realized loss on investment and foreign currency transactions....           (373,416)       (15,571,148)
   Net change in unrealized appreciation/depreciation of investment and
     foreign currency transactions......................................          6,918,282            261,108
                                                                             --------------     --------------
   Net increase (decrease) in net assets from operations................          7,608,073        (14,030,986)
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A............................................................         (1,261,672)          (937,618)
     Class B............................................................            (24,223)                 -0-
CAPITAL STOCK TRANSACTIONS
   Net decrease.........................................................           (376,197)        (7,536,471)
                                                                             --------------     --------------
   Total increase (decrease)............................................          5,945,981        (22,505,075)
NET ASSETS
   Beginning of period..................................................         40,179,163         62,684,238
                                                                             --------------     --------------
   End of period (including undistributed net investment income of
      $1,041,027 and $1,280,522, respectively)..........................     $   46,125,144     $   40,179,163
                                                                             ==============     ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003                AllianceBernstein Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies
The AllianceBernstein Utility Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of .75 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

Brokerage commissions paid on investment transactions for the year ended December 31, 2003 amounted to $148,510, of which $6,140 was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management,Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                                                Purchases            Sales
                                                                            ----------------   ----------------
Investment securities (excluding U.S. government securities)............     $   29,980,411     $   31,317,020
U.S. government securities..............................................                 -0-                -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost .......................................................................................    $   39,004,791
                                                                                                ==============
Gross unrealized appreciation...............................................................    $    7,886,685
Gross unrealized depreciation...............................................................          (260,065)
                                                                                                --------------
Net unrealized appreciation.................................................................    $    7,626,620
                                                                                                ==============


1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had no securities on loan. For the year ended December 31, 2003, the Portfolio earned fee income of $4,447 which is included in interest income in the accompanying statement of operations.

NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                      ====================================  ====================================
                                                    Shares                                Amount
                                      ====================================  ====================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2003               2002               2003               2002
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold.......................            318,483            495,562     $    4,272,481     $    7,188,203
Shares issued in reinvestment of
   dividends and distributions....             90,572             67,943          1,261,672            937,618
Shares redeemed...................           (632,323)        (1,167,979)        (8,408,753)       (15,700,846)
                                       --------------     --------------     --------------     --------------
Net decrease......................           (223,268)          (604,474)    $   (2,874,600)    $   (7,575,025)
                                       ==============     ==============     ==============     ==============

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                 AllianceBernstein Variable Products Series Fund
================================================================================


                                      ====================================  ====================================
                                                    Shares                                Amount
                                      ====================================  ====================================
                                         Year Ended       July 22, 2002*       Year Ended       July 22, 2002*
                                        December 31,            to            December 31,            to
                                            2003         December 31, 2002        2003         December 31, 2002
                                      ----------------   ----------------   ----------------   ----------------
Class B
Shares sold.......................            192,779              3,085     $    2,610,572     $       38,903
Shares issued in reinvestment of
   dividends and distributions....              1,740                 -0-            24,223                 -0-
Shares redeemed...................             (9,754)               (27)          (136,392)              (349)
                                       --------------     --------------     --------------     --------------
Net increase......................            184,765              3,058     $    2,498,403     $       38,554
                                       ==============     ==============     ==============     ==============


NOTE G: Concentration of Risk
Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                               2003             2002
                                         ---------------- -----------------
Distributions paid from:
   Ordinary income.....................   $     1,285,895  $       937,618
                                          ---------------  ---------------
Total taxable distributions............         1,285,895          937,618
                                          ---------------  ---------------
Total distributions paid...............   $     1,285,895  $       937,618
                                          ===============  ===============

As of December 31, 2003, the
components of accumulated
earnings/(deficit) on a
tax basis were as follows:


Undistributed ordinary income............................. $     1,041,074
Accumulated capital and other losses......................     (18,234,766)(a)
Unrealized appreciation/(depreciation)....................       7,626,620(b)
                                                           ---------------
Total accumulated earnings/(deficit)...................... $    (9,567,072)
                                                           ---------------


(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $18,234,719, of which $1,498,725 expires in the year 2009, $16,291,115 expires in the year 2010 and $444,879 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2003, the Portfolio deferred to January 1, 2004, post-October foreign currency losses of $47.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.



--------------------------------------------------------------------------------
* Commencement of distribution.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses resulted in a net decrease in undistributed net investment income and a decrease in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 =============================================================
                                                                             Class A
                                                 =============================================================
                                                                    Year Ended December 31,
                                                 -------------------------------------------------------------
                                                    2003         2002        2001         2000        1999
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period...........    $12.86       $16.82      $22.65      $21.66      $18.90
                                                   ------       ------      ------      ------       ------
Income From Investment Operations
---------------------------------
Net investment income (a)......................       .35          .36         .29        1.01(b)       .41(b)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions...........      2.18        (4.06)      (5.23)       1.36         3.19
                                                   ------       ------      ------       -----       ------
Net increase (decrease) in net asset value
   from operations.............................      2.53        (3.70)      (4.94)       2.37         3.60
                                                   ------       ------      ------       -----       ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income...........      (.44)        (.26)       (.76)       (.36)        (.30)
Distributions from net realized gain on investment
   transactions................................        -0-          -0-       (.13)      (1.02)        (.54)
                                                   ------       ------      ------       -----       ------
Total dividends and distributions..............      (.44)        (.26)       (.89)      (1.38)        (.84)
                                                   ------       ------      ------       -----       ------
Net asset value, end of period.................    $14.95       $12.86      $16.82      $22.65       $21.66
                                                   ======       ======      ======      ======       ======
Total Return
------------
Total investment return based on net asset
   value (c)..................................      19.88%      (22.12)%    (22.50)%     11.45%       19.40%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)......    $43,323     $40,140     $62,684      $62,362     $46,158
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.      1.48%        1.22%       1.02%       1.00%         .95%
   Expenses, before waivers and reimbursements.      1.48%        1.22%       1.02%       1.04%        1.14%
   Net investment income.......................      2.60%        2.60%       1.49%       4.63%(b)     2.07%(b)
Portfolio turnover rate........................        76%          90%         25%         18%          16%


--------------------------------------------------------------------------------
See footnote summary on page 18.

UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                      ==========================
                                                                                               Class B
                                                                                      ==========================
                                                                                          Year  July 22, 2002(d)
                                                                                          Ended        to
                                                                                      December 31, December 31,
                                                                                          2003        2002
                                                                                      -----------  -----------
Net asset value, beginning of period................................................     $12.86      $11.40
                                                                                         -----       ------
Income From Investment Operations
---------------------------------
Net investment income (a)...........................................................       .28          .07
Net realized and unrealized gain on investment and foreign currency transactions....      2.21         1.39
                                                                                         -----       ------
Net increase in net asset value from operations.....................................      2.49         1.46
                                                                                         -----       ------
Less: Dividends
---------------
Dividends from net investment income................................................      (.43)         -0-
                                                                                         -----       ------
Net asset value, end of period......................................................    $14.92      $12.86
                                                                                        ======      ======
Total Return
------------
Total investment return based on net asset value (c)................................     19.64%       12.81%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)...........................................     $2,802         $39
Ratio to average net assets of:
   Expenses.........................................................................      1.73%        1.45%(e)
   Net investment income............................................................      2.07%        1.92%(e)
Portfolio turnover rate.............................................................        76%          90%



--------------------------------------------------------------------------------
(a) Based on average shares outstanding.

(b) Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Commencement of distribution.

(e) Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS             AllianceBernstein Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Utility Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Utility Income Portfolio (the "Portfolio"), (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Product Series Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Utility Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
---------------------

New York, New York
February 4, 2004

TAX INFORMATION (unaudited)
================================================================================


For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2003 qualifies for the corporate dividends received deduction.

UTILITY INCOME PORTFOLIO         AllianceBernstein Variable Products Series Fund
================================================================================


BOARD OF DIRECTORS
William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)


John H. Dobkin (1)
Clifford L. Michel (1)
Donald J. Robinson (1)


CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672



--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

UTILITY INCOME PORTFOLIO
MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+, 71      Investment adviser and an independent         116               None
2 Sound View Drive               consultant. He was formerly Senior
Suite 100                        Manager of Barrett Associates, Inc., a
Greenwich, CT 06830              registered investment adviser, with which
(14)                             he had been associated since prior to 1999.
Chairman of the Board            He was formerly Deputy Comptroller and
                                 Chief Investment Officer of the State of New
                                 York and, prior thereto, Chief Investment
                                 Officer of the New York Bank for Savings.

Ruth Block,+, 73                 Formerly Executive Vice President and         96                None
500 SE Mizner Blvd.              Chief Insurance Officer of The Equitable
Boca Raton, FL 33432             Life Assurance Society of the United States;
(12)                             Chairman and Chief Executive Officer of
                                 Evlico; Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty chemicals),
                                 Tandem Financial Group and Donaldson, Lufkin &
                                 Jenrette Securities Corporation; former
                                 Governor at Large National Associ- ation of
                                 Securities Dealers, Inc.

David H. Dievler,+, 74           Independent consultant. Until December        100               None
P.O. Box 167                     1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762            Capital Management Corporation ("ACMC")
(14)                             responsible for mutual fund administration.
                                 Prior to joining ACMC in 1984, he was Chief
                                 Financial Officer of Eberstadt Asset Manage-
                                 ment since 1968. Prior to that, he was a Senior
                                 Manager at Price Waterhouse & Co. Member of
                                 American Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin,+, 62             Consultant. Formerly President of Save        98                None
P.O. Box 12                      Venice, Inc. (preservation organization)
Annandale, NY 12504              from 2001-2002, Senior Advisor from
(12)                             June 1999-June 2000 and President of
                                 Historic Hudson Valley (historic preservation)
                                 from December 1989-May 1999. Previously,
                                 Director of the National Academy of Design and
                                 during 1988-1992, Director and Chairman of the
                                 Audit Committee of ACMC.


                                 AllianceBernstein Variable Products Series Fund
================================================================================

UTILITY INCOME PORTFOLIO

                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX         DIRECTORSHIP
         ADDRESS                            OCCUPATION(S)                  OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel,+, 64         Senior Counsel of the law firm of Cahill      97            Placer Dome,
15 St. Bernard's Road            a Gordon & Reindel since February 2001                          Inc.
Gladstone, NJ 07934              and a partner of that firm for more than
(12)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company (investments)
                                 and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson,+, 69         Senior Counsel to the law firm of Orrick,     96                None
98 Hell's Peak Road              Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                 1999. Formerly a senior partner and a member
(8)                              of the Executive Committee of that firm. He
                                 was also a member and Chairman of the Municipal
                                 Securities Rulemaking Board and a Trustee of
                                 the Museum of the City of New York.


--------------------------------------------------------------------------------
* There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee and the Nominating Committee.

                                 AllianceBernstein Variable Products Series Fund
================================================================================

UTILITY INCOME PORTFOLIO

Officer Information

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                President                    Executive Vice President of Alliance Capital Management Corporation
                                                              ("ACMC")** since 2001; prior thereto, Chief Executive Officer of
                                                              Sanford C. Bernstein & Co., LLC and its predecessor since prior to 1999.

Thomas J. Bardong, 58            Vice President               Senior Vice President of ACMC**, with which he has been associated since prior to 1999.

Paul C. Rissman, 47(1)           Vice President               Executive Vice President of ACMC**, with which he has been associated since prior to 1999.

Annie Tsao, 51(1)                Vice President               Senior Vice President of ACMC**, with which she has been associated since prior to 1999.

Mark R. Manley, 41               Secretary                    Senior Vice President and Acting General Counsel of ACMC**, with which he has been associated since prior to 1999.

Mark D. Gersten, 53              Treasurer and Chief          Senior Vice President of Alliance Global Investor
                                 Financial Officer            Services, Inc. ("AGIS")** and Vice President of AllianceBernstein
                                                              Investment Research and Management, Inc. ("ABIRM")**, with which he has been associated since prior to 1999.

Thomas R. Manley, 52             Controller                   Vice President of ACMC**, with which he has been associated since prior to 1999.


--------------------------------------------------------------------------------
(1) Mr. Rissman and Ms. Tsao are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AGIS and ABIRM are affiliates of the Fund.

    The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                               ALLIANCEBERNSTEIN
                         -----------------------------
                               VARIABLE PRODUCTS
                         -----------------------------
                                  SERIES FUND
                         -----------------------------
                               ALLIANCEBERNSTEIN
                         -----------------------------
                              TECHNOLOGY PORTFOLIO
                         -----------------------------




ANNUAL REPORT
DECEMBER 31, 2003

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current investors in the Portfolio.

You may obtain a description of the Portfolio's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the portfolios, and is a member of the NASD.

TECHNOLOGY PORTFOLIO            AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS

January 28, 2004

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Technology Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2003.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio invests principally in securities of companies that use technology extensively in the development of new or improved products or processes.

INVESTMENT RESULTS
Periods Ended December 31, 2003

                                                      RETURNS
                                      ---------------------------------------
                                                                     SINCE
                                        1 YEAR        5 YEARS      INCEPTION*
                                      -----------   -----------   -----------
ALLIANCEBERNSTEIN
TECHNOLOGY PORTFOLIO CLASS A             44.18%        -2.82%         6.63%

NASDAQ COMPOSITE INDEX                   50.01%        -1.79%         9.24%

S&P 500 STOCK INDEX                      28.67%        -0.57%         9.81%


*  The Portfolio's Class A share inception date is 1/11/96.

   Returns are based on net asset value (NAV) performance for Class A shares as of December 31, 2003 and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class.

   The unmanaged NASDAQ Composite Index and the unmanaged S&P 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The NASDAQ Composite Index is market-value weighted and includes over 5,000 companies. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Technology Portfolio.

During the 12-month period ended December 31, 2003, the Portfolio posted strong absolute performance, outperforming its benchmark, the S&P 500 Stock Index, as technology stocks outdistanced the broader stock markets. However, the Portfolio underperformed the NASDAQ Composite Index, a broad stock index with a higher technology weighting. While several high market cap stocks were strong absolute Portfolio holdings during the year, they were negative relative performers due to their underweight positions in the Portfolio relative to the NASDAQ. From a sector perspective, contract manufacturing holdings contributed positively for both stock selection and sector weighting; communications equipment and semiconductor names were also positive relative contributors. Negative relative contributions came principally from telecommunications and computer services holdings.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six- and 12-month periods ended December 31, 2003, technology stocks advanced as an improving economic environment led to higher than expected demand for technology products. Economic data continued to point to recovery, with inventory levels near historic lows and order trends and cash flows improving.

During the fourth quarter, we increased the Portfolio's holdings in the communications equipment and semiconductor sectors, while continuing to reduce positions in computer services.

TECHNOLOGY PORTFOLIO            AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
1/11/96* - 12/31/03


ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO CLASS A: $16,682
NASDAQ COMPOSITE INDEX: $20,233
S&P 500 STOCK INDEX: $21,077

                   ALLIANCEBERNSTEIN TECHNOLOGY    NASDAQ INDEX       S&P 500
                      PORTFOLIO CLASS A             COMPOSITE       STOCK INDEX
-------------------------------------------------------------------------------
1/11/96*                   $10,000                   $10,000          $10,000
12/31/96                   $11,040                   $13,038          $12,647
12/31/97                   $11,755                   $15,859          $16,864
12/31/98                   $19,252                   $22,144          $21,687
12/31/99                   $33,828                   $41,098          $26,248
12/31/00                   $26,548                   $24,950          $23,859
12/31/01                   $19,850                   $19,698          $21,025
12/31/02                   $11,571                   $13,487          $16,381
12/31/03                   $16,672                   $20,233          $21,077


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Technology Portfolio Class A shares (from 1/11/96* to 12/31/03) as compared to the performance of appropriate broad-based indices. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NASDAQ Composite Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The NASDAQ Composite Index is market-value weighted and includes over 5,000 companies. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Technology Portfolio.

--------------------------------------------------------------------------------
* Portfolio and benchmark data are from the Portfolio's inception date of 1/11/96.

TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2003               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Intel Corp.                                     $  18,563,299           5.9%
-------------------------------------------------------------------------------
Cisco Systems, Inc.                                14,022,617           4.4
-------------------------------------------------------------------------------
Microsoft Corp.                                    13,703,904           4.3
-------------------------------------------------------------------------------
Dell, Inc.                                         12,451,434           3.9
-------------------------------------------------------------------------------
eBay, Inc.                                         10,534,629           3.3
-------------------------------------------------------------------------------
QUALCOMM, Inc.                                      8,795,983           2.8
-------------------------------------------------------------------------------
Sanmina Corp.                                       7,957,541           2.5
-------------------------------------------------------------------------------
Juniper Networks, Inc.                              7,687,754           2.4
-------------------------------------------------------------------------------
Samung Electronics Co., Ltd.                        7,420,924           2.3
-------------------------------------------------------------------------------
Vodafone Group Plc.                                 7,145,990           2.3
                                                -------------          ----
-------------------------------------------------------------------------------
                                                $ 108,284,075          34.1%
-------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-98.3%
TECHNOLOGY-89.6%
COMMUNICATION EQUIPMENT-15.7%
Alcatel SA (France) (a)                               509,000     $   6,555,108
Cisco Systems, Inc. (a)                               577,300        14,022,617
Corning, Inc. (a)                                     298,200         3,110,226
Juniper Networks, Inc. (a)                            411,550         7,687,754
Motorola, Inc.                                        227,900         3,206,553
Nokia Corp. (ADR) (Finland)                           386,300         6,567,100
QUALCOMM, Inc.                                        163,100         8,795,983
                                                                  -------------
                                                                     49,945,341
                                                                  -------------
COMPUTER HARDWARE/STORAGE-8.7%
Agilent Technologies, Inc. (a)                        187,200         5,473,728
Dell, Inc. (a)                                        366,650        12,451,434
EMC Corp. (a)                                         247,863         3,202,390
Lexmark International, Inc. Cl.A                       44,000         3,460,160
Seagate Technology (Cayman Islands) (a)               157,700         2,980,530
                                                                  -------------
                                                                     27,568,242
                                                                  -------------
COMPUTER PERIPHERALS-0.4%
Network Appliance, Inc. (a)                            58,400         1,198,952
                                                                  -------------
COMPUTER SERVICES-5.3%
Affiliated Computer Services, Inc. Cl.A (a)            67,650         3,684,219
Computer Sciences Corp. (a)                            94,450         4,177,524
First Data Corp.                                       88,400         3,632,356
Fiserv, Inc. (a)                                      138,325         5,465,221
                                                                  -------------
                                                                     16,959,320
                                                                  -------------
COMPUTER SOFTWARE-20.4%
BMC Software, Inc. (a)                                 92,700         1,728,855
Cognos, Inc. (Canada) (a)                              92,000         2,817,040
Electronic Arts, Inc. (a)                             108,000         5,160,240
Infosys Technologies Ltd. (ADR) (India)                39,800         3,808,860
Intuit, Inc. (a)                                       70,700         3,740,737
Macrovision Corp. (a)                                 166,000         3,749,940
Mercury Interactive Corp. (a)                         125,200         6,089,728
Microsoft Corp.                                       497,600        13,703,904
Oracle Corp. (a)                                      484,550         6,396,060
SAP AG (ADR) (Germany)                                152,550         6,339,978
Symantec Corp. (a)                                    144,600         5,010,390
VERITAS Software Corp. (a)                            168,900         6,276,324
                                                                  -------------
                                                                     64,822,056
                                                                  -------------
CONTRACT MANUFACTURING-4.9%
Deutsche Bank warrants expiring 4/18/08 (a)           889,500         2,191,728
Flextronics International Ltd. (Singapore) (a)        360,100         5,343,884
Sanmina-SCI Corp. (a)                                 631,050         7,957,541
                                                                  -------------
                                                                     15,493,153
                                                                  -------------
INTERNET MEDIA-2.1%
Yahoo!, Inc. (a)                                      151,000         6,820,670
                                                                  -------------
INTERNET INFRASTRUCTURE-3.3%
eBay, Inc. (a)                                        163,100        10,534,629
                                                                  -------------
SEMI-CONDUCTOR CAPITAL EQUIPMENT-5.7%
Applied Materials, Inc. (a)                           313,650         7,041,443
ASML Holding N.V. (Netherlands) (a)                   166,000         3,328,300
KLA-Tencor Corp. (a)                                   79,600         4,670,132
Lam Research Corp. (a)                                 91,000         2,939,300
                                                                  -------------
                                                                     17,979,175
                                                                  -------------
SEMI-CONDUCTOR COMPONENTS-23.1%
Agere Systems, Inc. Cl.A (a)                          907,000         2,766,350
Altera Corp. (a)                                      209,880         4,764,276
Broadcom Corp. Cl.A (a)                               150,600         5,133,954
Fairchild Semiconductor
International, Inc. (a)                               133,500         3,333,495
Intel Corp.                                           576,500        18,563,299
Linear Technology Corp.                               116,200         4,888,534
Marvell Technology Group Ltd. (Bermuda) (a)           121,650         4,614,185
Maxim Integrated Products, Inc.                        93,450         4,653,810
Samsung Electronics Co., Ltd.
  (GDR) (South Korea) (b)                              39,473         7,420,924
SanDisk Corp. (a)                                      52,700         3,222,078
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR) (Taiwan) (a)                                  413,299         4,232,182
Texas Instruments, Inc.                               108,500         3,187,730
United Microelectronics Corp. (ADR) (Taiwan) (a)      597,400         2,957,130
Vishay Intertechnology, Inc. (a)                      152,200         3,485,380
                                                                  -------------
                                                                     73,223,327
                                                                  -------------
                                                                    284,544,865
                                                                  -------------

TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                     AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
CONSUMER SERVICES-6.1%
BROADCASTING & CABLE-3.8%
Comcast Corp. Cl. A (a)                               127,560     $   4,192,897
News Corp. Ltd. pfd. (ADR) (Australia)                108,800         3,291,200
Viacom, Inc. Cl. B                                    104,600         4,642,148
                                                                  -------------
                                                                     12,126,245
                                                                  -------------
CELLULAR COMMUNICATIONS-2.3%
Vodafone Group Plc (ADR) (United Kingdom)             285,383         7,145,990
                                                                  -------------
                                                                     19,272,235
                                                                  -------------
CAPITAL GOODS-2.6%
ELECTRICAL EQUIPMENT-1.2%
Hon Hai (Salomon Smith Barney)
  warrants expiring 1/15/04 (a)                       978,953         3,852,180
                                                                  -------------


                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------

MISCELLANEOUS-1.4%
KEMET Corp. (a)                                        70,300     $     962,407
NITTO DENKO Corp. (Japan)                              63,300         3,366,707
                                                                  -------------
                                                                      4,329,114
                                                                  -------------
                                                                      8,181,294
                                                                  -------------
Total Common Stocks & Other Investments
  (cost $231,929,581)                                               311,998,394
                                                                  -------------
SHORT-TERM INVESTMENT-1.8%
TIME DEPOSIT-1.8%
Bank of New York 0.56%, 1/02/04
  (cost $5,900,000)                                   $ 5,900         5,900,000
                                                                  -------------
TOTAL INVESTMENTS-100.1%
  (cost $237,829,581)                                               317,898,394
Other assets less liabilities-(0.1%)                                   (452,438)
                                                                  -------------
NET ASSETS-100%                                                   $ 317,445,956
                                                                  =============

--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of this security amounted to $7,420,924 or 2.3% of net assets.

    Glossary of Terms:

    ADR - American Depository Receipt

    GDR - Global Depository Receipt

    See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $237,829,581)         $ 317,898,394
  Cash                                                                   54,200
  Receivable for capital stock sold                                     196,230
  Dividends and interest receivable                                      58,887
                                                                  -------------
  Total assets                                                      318,207,711
                                                                  -------------
LIABILITIES
  Payable for capital stock redeemed                                    303,176
  Advisory fee payable                                                  247,191
  Distribution fee payable                                               39,005
  Accrued expenses                                                      172,383
                                                                  -------------
  Total liabilities                                                     761,755
                                                                  -------------
NET ASSETS                                                        $ 317,445,956
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      22,029
  Additional paid-in capital                                        573,534,492
  Accumulated net investment loss                                        (2,121)
  Accumulated net realized loss on investment and foreign
    currency transactions                                          (336,177,257)
  Net unrealized appreciation of investments                         80,068,813
                                                                  -------------
                                                                  $ 317,445,956
                                                                  =============
CLASS A SHARES
  Net assets                                                      $ 130,126,956
                                                                  =============
  Shares of capital stock outstanding                                 8,978,459
                                                                  =============
  Net asset value per share                                       $       14.49
                                                                  =============
CLASS B SHARES
  Net assets                                                      $ 187,319,000
                                                                  =============
  Shares of capital stock outstanding                                13,050,768
                                                                  =============
  Net asset value per share                                       $       14.35
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2003    AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $58,852)            $     546,618
  Interest                                                               73,416
                                                                  -------------
  Total investment income                                               620,034
                                                                  -------------
EXPENSES
  Advisory fee                                                        2,458,125
  Distribution fee -- Class B                                           340,464
  Custodian                                                             126,944
  Administrative                                                         75,000
  Audit and legal                                                        46,707
  Printing                                                               25,495
  Directors' fees and expenses                                            1,446
  Transfer agency                                                           947
  Miscellaneous                                                           9,155
                                                                  -------------
  Total expenses                                                      3,084,283
                                                                  -------------
  Net investment loss                                                (2,464,249)
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on:
    Investment transactions                                         (8,551,763)
    Foreign currency transactions                                      (31,453)
  Net change in unrealized appreciation/depreciation
    of investments                                                   97,858,822
                                                                  -------------
  Net gain on investment transactions                                89,275,606
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  86,811,357
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2003             2002
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                            $  (2,464,249)   $  (3,217,372)
  Net realized loss on investment and
    foreign currency transactions                   (8,583,216)    (171,058,574)
  Net change in unrealized appreciation/
    depreciation of investments                     97,858,822        9,156,763
                                                 -------------    -------------

  Net increase/(decrease) in net
    assets from operations                          86,811,357     (165,119,183)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                           37,738,092      (56,312,426)
                                                 -------------    -------------
  Total increase (decrease)                        124,549,449     (221,431,609)

NET ASSETS
  Beginning of period                              192,896,507      414,328,116
                                                 -------------    -------------
  End of period                                  $ 317,445,956    $ 192,896,507
                                                 =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Technology Portfolio (the "Portfolio"), formerly Alliance Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"), formerly Alliance Variable Products Series Fund, Inc. The Portfolio's investment objective is to seek growth of capital. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolio's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Portfolio. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $75,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2003.

Brokerage commissions paid on investment transactions for the year ended December 31, 2003 amounted to $1,053,536, of which $30,500 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2003.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $ 249,877,327    $ 211,570,569
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $ 255,624,739
                                                                  =============
Gross unrealized appreciation                                     $  65,158,822
Gross unrealized depreciation                                        (2,885,167)
                                                                  -------------
Net unrealized appreciation                                       $  62,273,655
                                                                  =============


1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                     AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Goverment securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Portfolio had no securities on loan. For the year ended December 31, 2003, the Portfolio earned fee income of $16,733 which is included in interest income in the accompanying statement of operations.

NOTE F: CAPITAL STOCK

There are 1,000,000,000 share of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were follows:


                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,984,424     1,162,533    $ 24,443,993   $  15,764,788
Shares redeemed       (2,293,157)   (5,522,368)    (27,150,563)    (68,585,069)
                     -----------   -----------    ------------   -------------
Net decrease            (308,733)   (4,359,835)   $ (2,706,570)  $ (52,820,281)
                     ===========   ===========    ============   =============
CLASS B
Shares sold            6,947,943     4,869,200    $ 86,020,360   $  62,693,924
Shares redeemed       (3,870,229)   (5,335,709)    (45,575,698)    (66,186,069)
                     -----------   -----------    ------------   -------------
Net increase
  (decrease)           3,077,714      (466,509)   $ 40,444,662   $  (3,492,145)
                     ===========   ===========    ============   =============

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE G: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2003.

NOTE I: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (318,384,220)(a)
Unrealized appreciation/(depreciation)                           62,273,655(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $ (256,110,565)
                                                             ==============

(a) On December 31, 2003, the Portfolio had a net capital loss carryforward of $318,382,099 of which $124,840,492 expires in the year 2009, $172,308,210 expires in the year 2010, and $21,233,397 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of Portfolio's next taxable year. For the year ended December 31, 2003, the Portfolio deferred to January 1, 2004, post October foreign currency losses of $2,121.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


During the current fiscal year, permanent differences, primarily due to net operating losses and the tax treatment of foreign currency gains and losses, resulted in a net decrease in accumulated net investment loss, a decrease in accumulated net realized loss on investment and foreign currency transactions, and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                     AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS            AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.05       $17.24       $24.95       $33.61       $19.17
                                              ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.11)        (.13)        (.12)        (.14)(b)     (.09)(b)
Net realized and unrealized gain (loss)
  on investment transactions                    4.55        (7.06)       (5.92)       (6.40)       14.57
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net asset
  value  from operations                        4.44        (7.19)       (6.04)       (6.54)       14.48
                                              ------       ------       ------       ------       ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions                         -0-          -0-        (.11)       (2.12)        (.04)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-       (1.56)          -0-          -0-
                                              ------       ------       ------       ------       ------
Total dividends and distributions                 -0-          -0-       (1.67)       (2.12)        (.04)
                                              ------       ------       ------       ------       ------
Net asset value, end of period                $14.49       $10.05       $17.24       $24.95       $33.61
                                              ------       ------       ------       ------       ------
                                              ------       ------       ------       ------       ------
TOTAL RETURN
Total investment return based on net
  asset value (c)                              44.18%      (41.71)%     (25.23)%     (21.52)%      75.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $130,127      $93,369     $235,252     $343,601     $357,480
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.11%        1.20%        1.08%        1.02%         .95%
  Expenses, before waivers and
    reimbursements                              1.11%        1.20%        1.08%        1.06%        1.12%
  Net investment loss                           (.86)%      (1.01)%       (.64)%       (.38)%(b)    (.39)%(b)
Portfolio turnover rate                           90%          68%          40%          61%          64%


--------------------------------------------------------------------------------
See footnote summary on page 16.

TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)                     AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                                               SEPTEMBER 22,
                                                          YEAR ENDED DECEMBER 31,               1999(d) TO
                                            -------------------------------------------------   DECEMBER 31,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $9.98       $17.15       $24.90       $33.61       $23.59
                                              ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.14)        (.16)        (.17)        (.21)(b)     (.05)(b)
Net realized and unrealized gain (loss)
  on investment transactions                    4.51        (7.01)       (5.91)       (6.38)       10.07
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net asset
  value from operations                         4.37        (7.17)       (6.08)       (6.59)       10.02
                                              ------       ------       ------       ------       ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions                         -0-          -0-        (.11)       (2.12)          -0-
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-       (1.56)          -0-          -0-
                                              ------       ------       ------       ------       ------
Total distributions                               -0-          -0-       (1.67)       (2.12)          -0-
                                              ------       ------       ------       ------       ------
Net asset value, end of period                $14.35        $9.98       $17.15       $24.90       $33.61
                                              ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (c)                          43.79%      (41.81)%     (25.45)%     (21.68)%      42.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $187,319      $99,528     $179,076     $178,768      $10,350
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.37%        1.46%        1.33%        1.31%        1.20%(e)
  Expenses, before waivers and
    reimbursements                              1.37%        1.46%        1.33%        1.33%        1.52%(e)
  Net investment loss                          (1.11)%      (1.27)%       (.92)%       (.66)%(b)    (.64)%(b)(e)
Portfolio turnover rate                           90%          68%          40%          61%          64%


--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS            AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Technology Portfolio, formerly Alliance Technology Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc., formerly Alliance Variable Products Series Fund, Inc.), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Technology Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 4, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



TECHNOLOGY PORTFOLIO

BOARD OF DIRECTORS
WILLIAM H. FOULK, JR. (1), CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


CUSTODIAN
THE BANK OF NEW YORK
One WallStreet
New York, NY 10256

DISTRIBUTOR
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

TECHNOLOGY PORTFOLIO            AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
 NAME, AGE OF DIRECTOR,                    PRINCIPAL                             COMPLEX        DIRECTORSHIP
       ADDRESS                           OCCUPATION(S)                         OVERSEEN BY         HELD BY
  (YEARS OF SERVICE*)                  DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,+, 71         Investment adviser and an                       116             None
2 Sound View Drive                  independent consultant. He
Suite 100                           was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
(14)                                registered investment adviser,
Chairman of the Board               with which he had been associated
                                    since prior to 1999. He was formerly
                                    Deputy Comptroller and Chief
                                    Investment Officer of the State of
                                    New York and, prior thereto, Chief
                                    Investment Officer of the New York
                                    Bank for Savings.

Ruth Block,+, 73                    Formerly Executive Vice President                96             None
500 SE Mizner Blvd.                 and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society of
(12)                                the United States; Chairman and Chief
                                    Executive Officer of Evlico; Director
                                    of Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large National
                                    Association of Securities Dealers, Inc.


David H. Dievler,+, 74              Independent consultant. Until December          100             None
P.O. Box 167                        1994, he was Senior Vice President of
Spring Lake, NJ 07762               Alliance Capital Management Corporaation
(14)                                ("ACMC"), responsible for mutual fund
                                    administration. Prior to joining ACMC in
                                    1984, he was Chief Financial Officer of
                                    Eberstadt Asset Management since 1968. Prior
                                    to that, he was a Senior Manager at Price
                                    Waterhouse & Co. Member of American
                                    Institute of Certified Public Accountants
                                    since 1953.


TECHNOLOGY PORTFOLIO           AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
 NAME, AGE OF DIRECTOR,                    PRINCIPAL                             COMPLEX        DIRECTORSHIP
       ADDRESS                           OCCUPATION(S)                         OVERSEEN BY         HELD BY
  (YEARS OF SERVICE*)                  DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(CONTINUED)

John H. Dobkin,+, 62                Consultant. Formerly President                   98             None
P.O. Box 12                         of Save Venice, Inc. (preservation
ANNANDALE, NY 12504                 organization) FROM 2001-2002,
(12)                                Senior Advisor from June 1999-
                                    June 2000 and President of Historic
                                    Hudson Valley (historic preservation)
                                    from December 1989-May 1999.
                                    Previously, Director of the National
                                    Academy of Design and during 1988
                                    -1992, Director and Chairman of
                                    the Audit Committee of ACMC.

Clifford L. Michel,+, 64            Senior Counsel of the law firm of                97           Placer
15 St. Bernard's Road               Cahill Gordon & Reindel since February                       Dome, Inc.
Gladstone, NJ 07934                 2001 and a partner of that firm for more
(12)                                than twenty-five years prior thereto. He
                                    is President and Chief Executive Officer
                                    of Wenonah Development Company
                                    (investments) and a Director of Placer
                                    Dome, Inc. (mining).

Donald J. Robinson,+, 69            Senior Counsel to the law firm of                96             None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a senior
(8)                                 partner and a member of the Executive
                                    Committee of that firm. He was also a
                                    member and Chairman of the
                                    Municipal Securities Rulemaking
                                    Board and a Trustee of the Museum of
                                    the City of New York.


--------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

+  Member of the Audit Committee and the Nominating Committee.

TECHNOLOGY PORTFOLIO            AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.



 NAME, ADDRESS*                     POSITION(S) HELD                        PRINCIPAL OCCUPATION
    AND AGE                            WITH FUND                            DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")** since 2001;
                                                                    prior thereto, Chief Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC and its predecessor since prior
                                                                    to 1999.

Thomas J. Bardong, 58               Vice President                  Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Janet A. Walsh, 42(1)               Vice President                  Senior Vice President of ACMC**, with which she has
                                                                    been associated since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting General Counsel of
                                                                    ACMC**, with which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global Investor
                                    Financial Officer               Services, Inc. ("AGIS")** and Vice President of
                                                                    AllianceBernstein Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with which he has
                                                                    been associated since prior to 1999.

Thomas R. Manley, 52                Controller                      Vice President of ACMC**, with which he has been
                                                                    associated since prior to 1999.


--------------------------------------------------------------------------------

(1) Ms. Walsh is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate fees billed by the independent auditors for each Portfolio's last two fiscal years for professional services rendered for: (i) the audit of the Portfolio's annual financial statements included in the Portfolio's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Portfolio's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Portfolio, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period.

AllianceBernstein Variable Products Series Fund, Inc.

                                                                                   All Fees for
                                                                                Non-Audit Services
                                                                                  Provided to the
                                                                                 Fund, the Adviser
                                              Audit-Related                         and Service
                               Audit Fees*        Fees**         Tax Fees***        Affiliates
                              ------------   ---------------     ----------    ---------------------
Global Bond              2002:   $12,396        $10,055            $9,952            $587,077
                         2003:   $23,500         $2,173            $8,747            $910,185
Global Dollar            2002:    $9,997         $6,214            $8,023            $581,237
                         2003:   $23,500         $2,173            $8,747            $910,185
Growth                   2002:   $19,759         $7,554           $11,455            $586,009
                         2003:   $23,500         $2,173            $8,747            $910,185
Growth and Income        2002:   $84,424         $7,748           $23,867            $598,615
                         2003:   $23,500         $2,185            $8,747            $910,185
High Yield               2002:   $10,766         $7,481            $9,676            $584,157
                         2003:   $23,500         $2,173            $8,747            $910,185
International            2002:   $11,316         $7,523            $9,810            $584,333
                         2003:   $23,500         $2,173            $8,747            $910,185
Money Market             2002:   $18,002         $6,273           $14,937            $588,210
                         2003:   $23,500         $2,173            $7,729            $909,167
Americas Govt Income     2002:   $12,604         $6,222            $8,482            $581,704
                         2003:   $23,500         $2,173            $8,747            $910,185
Premier Growth           2002:   $81,856         $6,521           $22,003            $595,524
                         2003:   $23,500         $2,185            $8,747            $910,197
Quasar                   2002:   $13,868         $7,538           $10,393            $584,931
                         2003:   $23,500         $2,173            $8,747            $910,197
Real Estate              2002:   $12,539         $6,254            $8,485            $581,739
                         2003:   $23,500         $2,173            $8,747            $910,185
Technology               2002:   $18,263         $6,298            $9,833            $583,131
                         2003:   $23,500         $2,173            $8,747            $910,185
Total Return             2002:   $18,029         $8,807           $22,046            $597,853
                         2003:   $23,500         $2,172            $8,747            $910,184
US Govt High Grade       2002:   $18,585         $8,798           $10,998            $586,796
                         2003:   $23,500         $2,172            $8,747            $910,184
Utility                  2002:   $11,154         $4,955            $8,270            $580,225
                         2003:   $23,500         $2,172            $8,748            $910,185
Worldwide Privatization  2002:   $10,566         $6,253            $8,156            $581,409
                         2003:   $23,500         $2,172            $8,747            $910,184
Value                    2002:   $11,922         $4,947            $8,376            $580,323
                         2003:   $23,500         $2,172            $8,747            $910,184
International Value      2002:   $10,480         $6,247            $8,101            $581,348
                         2003:   $23,500         $2,172            $8,747            $910,184
Small Cap Value          2002:   $12,474         $6,247            $8,482            $581,729
                         2003:   $23,500         $2,172            $8,747            $910,184
US Large Cap             2002:       N/A            N/A               N/A                 N/A
                         2003:   $23,500           $822            $6,543            $906,630



* For fiscal year 2002, the total audit fee billed by the independent auditor with respect to the Fund was allocated among the Portfolios pro rata based upon average net assets. For fiscal year 2003, the total audit fee with respect to the Fund was allocated equally among the Portfolios.

** For fiscal year 2002, a portion of the total audit-related fee billed by the independent auditor with respect to the Fund was allocated among the series pro rata based upon average net assets, and a portion was allocated equally among the Portfolios. For fiscal year 2003, the total audit-related fee with respect to the Fund was allocated equally among the Portfolios, except with respect to US Large Cap which commenced operations on May 2, 2003.

*** For fiscal year 2002, the total tax fee billed by the independent auditor with respect to the Fund was allocated primarily among the Portfolios pro rata based upon average net assets. For fiscal year 2003, the total tax fee with respect to the Fund primarily was allocated equally among the Series.


     Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Portfolios by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of a Portfolio. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2003 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Portfolio, that were subject to pre-approval by the Audit Committee for 2003 were as follows:

                                    Non-Audit Services Pre-Approved
                                         by the Audit Committee           .
                              Audit Related        Tax
                                   Fees           Fees              Total
                             ---------------    -------          ---------
Global Bond                      $364,173        $8,747          $372,920
Global Dollar                    $364,173        $8,747          $372,920
Growth                           $364,173        $8,747          $372,920
Growth and Income                $364,185        $8,747          $372,920
High Yield                       $364,173        $8,747          $372,920
International                    $364,173        $8,747          $372,920
Money Market                     $364,173        $7,729          $371,902
Americas Govt Income             $364,173        $8,747          $372,920
Premier Growth                   $364,185        $8,747          $372,932
Quasar                           $364,173        $8,747          $372,932
Real Estate                      $364,173        $8,747          $372,920
Technology                       $364,173        $8,747          $372,920
Total Return                     $364,172        $8,747          $372,919
US Govt High Grade               $364,172        $8,747          $372,919
Utility                          $364,172        $8,748          $372,920
Worldwide Privatization          $364,172        $8,747          $372,919
Value                            $364,172        $8,747          $372,919
International Value              $364,172        $8,747          $372,919
Small Cap Value                  $364,172        $8,747          $372,919
US Large Cap                     $362,822        $6,543          $369,365

     The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.







ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         EXHIBIT NO.          DESCRIPTION OF EXHIBIT
         -----------          ----------------------

         11 (a) (1)           Code of ethics that is subject to the
                              disclosure of Item 2 hereof

         11 (b) (1)           Certification of Principal Executive Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley
                              Act of 2002

         11 (b) (2)           Certification of Principal Financial Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley
                              Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                              Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:   February 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
         --------------------
         Marc O. Mayer
         President

Date:   February 26, 2004

By:       /s/ Mark D. Gersten
         ----------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:   February 26, 2004